UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05398

AB VARIABLE PRODUCTS SERIES FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: December 31, 2017

Date of reporting period: December 31, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

DEC    12.31.17

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	BALANCED WEALTH STRATEGY PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

BALANCED WEALTH STRATEGY PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2018

The following is an update of AB Variable Products Series Fund—Balanced Wealth Strategy Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2017.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to maximize total return consistent with the Adviser’s determination of reasonable risk. The Portfolio invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward equity returns but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Portfolio targets a weighting of 60% equity securities and 40% debt securities with a goal of providing moderate upside potential without excessive volatility. In managing the Portfolio, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile. Investments in real estate investment trusts (“REITs”) are deemed to be 50% equity and 50% fixed-income for purposes of the overall target blend of the Portfolio.

The Portfolio’s equity component is diversified between growth and value equity investment styles, and between US and non-US markets.

The Adviser’s targeted blend for the non-REIT portion of the Portfolio’s equity component is an equal weighting of growth and value stocks (50% each).

In addition to blending growth and value styles, the Adviser blends each style-based portion of the Portfolio’s equity component across US and non-US issuers and various capitalization ranges. Within each of the value and growth portions of the Portfolio, the Adviser normally targets a blend of approximately 70% in equities of US companies and the remaining 30% in equities of companies outside the United States. The Adviser will allow the relative weightings of the Portfolio’s investments in equity and debt, growth and value, and US and non-US components to vary in response to market conditions, but ordinarily, only by ±5% of the Portfolio’s net assets. Beyond those ranges, the Adviser will rebalance the Portfolio toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to ±10% of the Portfolio’s net assets. The Portfolio’s targeted blend may change from time to time without notice to shareholders based on the Adviser’s assessment of underlying market conditions.

The Portfolio’s fixed-income securities will primarily be investment-grade debt securities, but are expected to include lower-rated securities (“junk bonds”) and preferred stock. The Portfolio will not invest more than 25% of its total assets in securities rated, at the time of purchase, below investment-grade.

The Portfolio also may enter into forward commitments, make short sales of securities or maintain a short position and invest in rights or warrants.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives. The Portfolio may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps.

At meetings held on February 6-7, 2018, the Board of Directors approved the following changes to the Portfolio’s principal strategies, which do not require stockholder approval and will take effect on or about May 1, 2018.

The Portfolio invests in a portfolio of equity and fixed-income securities that is designed as a solution for investors who seek a moderate tilt toward equity returns but also want the risk diversification offered by fixed-income securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. Under normal circumstances, the Portfolio will invest at least 25% of its total assets in equity securities and at least 25% of its total assets in fixed-income securities with a goal of providing moderate upside potential without excessive volatility. The Portfolio also seeks exposure to real assets by investing in real estate-related equity securities (including REITs), natural resource equity securities and inflation-sensitive equity securities. The Portfolio pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging-market countries.

The Adviser expects that the Portfolio will normally invest a greater percentage of its total assets in equity securities than in fixed-income securities, and will generally invest in equity securities both directly and through underlying

BALANCED WEALTH STRATEGY PORTFOLIO
(continued)	AB Variable Products Series Fund

investment companies advised by the Adviser (“Underlying Portfolios”). A significant portion of the Portfolio’s assets are expected to be invested directly in US large-cap equity securities, primarily common stocks, in accordance with the Adviser’s US Strategic Equities investment strategy (“US Strategic Equities”). Under US Strategic Equities, portfolio managers of the Adviser that specialize in various investment disciplines identify high-conviction large-cap equity securities based on their fundamental investment research for potential investment by the Portfolio. These securities are then assessed in terms of both this fundamental research and quantitative analysis in creating the equity portion of the Portfolio’s portfolio. In applying the quantitative analysis, the Adviser considers a number of metrics that historically have provided some indication of favorable future returns, including metrics related to valuation, quality, investor behavior and corporate behavior.

In addition, the Portfolio seeks to achieve exposure to international large-cap equity securities through investments in the International Strategic Equities Portfolio of Bernstein Fund, Inc. (“Bernstein International Strategic Equities Portfolio”) and the International Portfolio of Sanford C. Bernstein Fund, Inc. (“SCB International Portfolio”), each a registered investment company advised by the Adviser. The Portfolio also invests in other Underlying Portfolios to efficiently gain exposure to certain other types of equity securities, including small- and mid-cap and emerging-market equity securities. The Adviser selects an Underlying Portfolio based on the segment of the equity market to which the Underlying Portfolio provides exposure, its investment philosophy, and how it complements and diversifies the Portfolio’s overall portfolio. Bernstein International Strategic Equities Portfolio and SCB International Portfolio focus on investing in non-US large-cap and mid-cap equity securities. Bernstein International Strategic Equities Portfolio follows a strategy similar to US Strategic Equities, but in the international context. In managing SCB International Portfolio, the Adviser selects stocks by drawing on the capabilities of its separate investment teams specializing in different investment disciplines, including value, growth, stability and others.

In selecting fixed-income investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings, and which may include subspecialties (such as inflation-indexed securities). These fixed-income teams draw on the resources and expertise of the Adviser’s internal fixed-income research staff, which includes over 50 dedicated fixed- income research analysts and economists. The Portfolio’s fixed-income securities will primarily be investment-grade debt securities, but are expected to include lower-rated securities (“junk bonds”) and preferred stock.

The Portfolio expects to enter into derivative transactions, such as options, futures contracts, forwards and swaps. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Portfolio’s exposure. The Portfolio may, for example, use credit default, interest rate and total return swaps to establish exposure to the fixed-income markets or particular fixed-income securities and, as noted below, may use currency derivatives to hedge foreign currency exposure.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of foreign securities. The Adviser may employ currency hedging strategies in the Portfolio or the Underlying Portfolios, including the use of currency- related derivatives, to seek to reduce currency risk in the Portfolio or the Underlying Portfolios, but it is not required to do so. The Adviser will generally employ currency hedging strategies more frequently in the fixed-income portion of the Portfolio than in the equity portion.

INVESTMENT RESULTS

The table on page 6 shows the Portfolio’s performance compared to its primary benchmark, the Standard & Poor’s (“S&P”) 500 Index, the Bloomberg Barclays US Aggregate Bond Index, and its blended benchmark, a 60% / 40% blend of the S&P 500 Index and the Bloomberg Barclays US Aggregate Bond Index, for the one-, five- and 10-year periods ended December 31, 2017.

For the annual period, all share classes of the Portfolio underperformed the primary benchmark and outperformed the Bloomberg Barclays US Aggregate Bond Index and the blended benchmark. The Portfolio’s US value, non-US value, US growth, REIT and fixed-income holdings contributed relative to their respective style benchmarks. Conversely, non-US growth holdings detracted from performance.

During the annual period, the Portfolio utilized derivatives for hedging and investment purposes, including futures, forwards, credit default swaps, interest rate swaps, as well as purchased and written swaptions. Futures, interest rate swaps and written swaptions added to absolute performance; forwards, credit default swaps and purchased swaptions detracted from returns.

MARKET REVIEW AND INVESTMENT STRATEGY

The annual period ended December 31, 2017 marked one of the strongest years for global stock market performance

AB Variable Products Series Fund

since the 2008 financial crisis. Emerging-market equities outperformed, followed by non-US stocks. US large-cap stocks outperformed their small-cap peers, and growth outperformed value, in terms of style. Equity performance was driven by strong economic data, synchronized global growth and robust corporate earnings. Investor enthusiasm was tempered early in the period by questions around the timeliness of the Trump administration’s pro-growth agenda and concerns regarding the election cycle in Europe. Geopolitical tensions and a significant decline in the price of oil weighed on the market midperiod. However, global growth trends proved strong and oil rallied back to two-and-a-half-year highs, pushing stocks higher, especially in emerging markets. In December, tax reform was passed in the US Congress, buoying market sentiment globally.

Global bonds generally rallied over the period. Emerging-market local-currency government bonds rose, performing in line with investment-grade credit securities and outperforming the positive returns of developed-market treasuries, but lagging the robust returns of global high yield. Developed-market treasury yields were mixed: yields in the US, Canada, UK and Australia flattened, with the short end of the curve rising, while longer maturities moved lower. Japanese yields generally ended the period higher, and yield curves in the eurozone moved in different directions (bond yields move inversely to price).

In the view of the Portfolio’s Senior Investment Management Team (the “Team”), the Portfolio is well positioned to invest opportunistically across a wide range of asset classes and market circumstances. In equities, the Team is confident that its continued focus on companies with strong fundamentals will enable the Team to navigate current market conditions and, more importantly, to seek to outperform as macroeconomic conditions improve. Meanwhile, in fixed income, the Team continues to emphasize corporate bonds and commercial mortgage-backed securities over US Treasuries.

BALANCED WEALTH STRATEGY PORTFOLIO
DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The S&P® 500 Index and the Bloomberg Barclays US Aggregate Bond Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Security Risk: Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Allocation Risk: The allocation of investments among the different investment styles, such as growth or value, equity or debt securities, or US or non-US securities may have a more significant effect on the Portfolio’s net asset value (“NAV”) when one of these investment strategies is performing more poorly than others.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Real Assets Risk: The Portfolio’s investments in securities linked to real assets involve significant risks, including financial, operating and competitive risks. Investments in securities linked to real assets expose the Portfolio to adverse macroeconomic conditions, such as a rise in interest rates or a downturn in the economy in which the asset is located. The Portfolio’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

(Disclosures and Risks continued on next page)

AB Variable Products Series Fund

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to market and selection risk. In addition, Contractholders invested in the Portfolio bear both their proportionate share of expenses in the Portfolio (including management fees) and, indirectly, the expenses of the investment companies (to the extent these expenses are not waived or reimbursed by the Adviser).

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

BALANCED WEALTH STRATEGY PORTFOLIO
HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2017 (unaudited)	1 Year	5 Years[1]	10 Years[1]
Balanced Wealth Strategy Portfolio Class A2	15.84%	9.05%	5.11%
Balanced Wealth Strategy Portfolio Class B2	15.62%	8.78%	4.84%
Primary Benchmark: S&P 500 Index	21.83%	15.79%	8.50%
Bloomberg Barclays US Aggregate Bond Index	3.54%	2.10%	4.01%
Blended Benchmark: 60% S&P 500 Index / 40% Bloomberg Barclays US Aggregate Bond Index	14.21%	10.25%	6.98%

1   Average annual returns.

2   Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2017, by 0.02%.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.73% and 0.98% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

BALANCED WEALTH STRATEGY PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/2007 to 12/31/2017 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in the Balanced Wealth Strategy Portfolio Class A shares (from 12/31/2007 to 12/31/2017) as compared to the performance of the Portfolio’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

BALANCED WEALTH STRATEGY PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,070.10	$3.81	0.73%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.53	$3.72	0.73%

Class B
Actual	$1,000	$1,069.00	$5.11	0.98%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.27	$4.99	0.98%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

BALANCED WEALTH STRATEGY PORTFOLIO
TEN LARGEST HOLDINGS[1]
December 31, 2017 (unaudited)	AB Variable Products Series Fund

SECURITY	U.S. $ VALUE	PERCENT OF NET ASSETS
Federal National Mortgage Association	$19,495,666	6.4%
U.S. Treasury Bonds & Notes	12,938,460	4.3
Inflation-Linked Securities	6,099,588	2.0
Alphabet, Inc.—Class A & Class C	5,108,049	1.7
Facebook, Inc.—Class A	4,058,580	1.3
Bank of America Corp. Series Z	3,189,315	1.1
Visa, Inc.—Class A	2,908,650	1.0
Government National Mortgage Association	2,859,655	0.9
JPMorgan Chase & Co.	2,761,458	0.9
Biogen, Inc.	2,681,184	0.9

	$62,100,605	20.5%

SECURITY TYPE BREAKDOWN2

December 31, 2017 (unaudited)

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Common Stocks	$190,713,151	60.4%
Mortgage Pass-Throughs	23,253,186	7.4
Corporates—Investment Grade	22,563,565	7.1
Governments—Treasuries	12,938,460	4.1
Asset-Backed Securities	9,691,042	3.1
Commercial Mortgage-Backed Securities	8,336,177	2.6
Collateralized Mortgage Obligations	6,440,424	2.0
Inflation-Linked Securities	6,099,588	1.9
Corporates—Non-Investment Grade	3,663,337	1.2
Emerging Markets—Treasuries	772,430	0.2
Quasi-Sovereigns	607,284	0.2
Local Governments—US Municipal Bonds	539,735	0.2
Emerging Markets—Corporate Bonds	403,453	0.1
Governments—Sovereign Bonds	207,950	0.1
Short-Term Investments	29,578,909	9.4

Total Investments	$315,808,691	100.0%

1	Long-term investments.

2	The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

BALANCED WEALTH STRATEGY PORTFOLIO
COUNTRY BREAKDOWN[1]
December 31, 2017 (unaudited)	AB Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$209,019,334	66.2%
Japan	14,168,292	4.5
United Kingdom	11,143,497	3.5
France	7,428,348	2.3
Germany	5,131,939	1.6
Hong Kong	4,119,263	1.3
Switzerland	3,443,240	1.1
Canada	3,377,927	1.1
Australia	2,764,914	0.9
India	2,644,801	0.8
China	2,385,815	0.8
Brazil	2,099,194	0.7
Netherlands	2,037,773	0.6
Other	16,465,445	5.2
Short-Term Investments	29,578,909	9.4

Total Investments	$315,808,691	100.0%

1	All data are as of December 31, 2017. The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 0.5% or less in the following countries: Argentina, Austria, Belgium, Bermuda, Chile, Colombia, Denmark, Finland, Indonesia, Ireland, Israel, Italy, Mexico, New Zealand, Norway, Peru, Philippines, Portugal, Singapore, South Korea, Spain, Sweden, Taiwan and Turkey.

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2017	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–62.9%

INFORMATION TECHNOLOGY–11.6%
COMMUNICATIONS EQUIPMENT–0.4%
Arista Networks, Inc.(a)	1,540	$362,793
Nokia Oyj	72,750	339,913
Nokia Oyj (Sponsored ADR)–Class A	122,979	573,082

		1,275,788

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.5%
Amphenol Corp.–Class A	4,744	416,523
Corning, Inc.	5,906	188,933
Halma PLC	13,560	230,400
Horiba Ltd.	4,200	252,862
Ingenico Group SA	2,290	244,569
Keyence Corp.	400	223,453

		1,556,740

INTERNET SOFTWARE & SERVICES–3.6%
Alibaba Group Holding Ltd. (ADR)(a)	2,930	505,220
Alphabet, Inc.–Class A(a)	530	558,302
Alphabet, Inc.–Class C(a)	4,348	4,549,747
eBay, Inc.(a)	4,940	186,436
Facebook, Inc.–Class A(a)	23,000	4,058,580
Tencent Holdings Ltd.	12,700	657,325
Yahoo Japan Corp.	102,200	468,228

		10,983,838

IT SERVICES–2.1%
Booz Allen Hamilton Holding Corp.	11,531	439,677
Capgemini SE	2,100	248,728
Cognizant Technology Solutions Corp.–Class A	15,445	1,096,904
Fiserv, Inc.(a)	4,540	595,330
Fujitsu Ltd.	18,000	127,612
PayPal Holdings, Inc.(a)	10,860	799,513
Visa, Inc.–Class A	25,510	2,908,650

		6,216,414

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.2%
ams AG(a)	4,620	418,534
Applied Materials, Inc.	1,594	81,485
ASM International NV	2,690	181,662
ASML Holding NV	3,161	549,566
Disco Corp.	800	177,312
Infineon Technologies AG	18,040	491,304
Intel Corp.	32,193	1,486,029
NVIDIA Corp.	1,709	330,691
SCREEN Holdings Co., Ltd.	2,500	203,329
Siltronic AG(a)	2,590	374,442

SUMCO Corp.	10,300	$261,483
Taiwan Semiconductor Manufacturing Co., Ltd.	39,000	298,626
Texas Instruments, Inc.	3,250	339,430
Tokyo Electron Ltd.	800	144,311
Xilinx, Inc.	20,247	1,365,053

		6,703,257

SOFTWARE–1.4%
Adobe Systems, Inc.(a)	9,890	1,733,124
Electronic Arts, Inc.(a)	6,530	686,042
Nintendo Co., Ltd.	700	252,067
Oracle Corp.	30,263	1,430,835

		4,102,068

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.4%
Apple, Inc.	13,560	2,294,759
Hewlett Packard Enterprise Co.	8,190	117,608
HP, Inc.	38,674	812,540
NCR Corp.(a)	9,220	313,388
Samsung Electronics Co., Ltd.	80	190,073
Xerox Corp.	19,206	559,855
		4,288,223

		35,126,328

REAL ESTATE–10.0%
DIVERSIFIED REAL ESTATE ACTIVITIES–0.7%
City Developments Ltd.	35,600	331,084
Kerry Properties Ltd.	36,500	163,969
Leopalace21 Corp.	34,400	267,137
Mitsui Fudosan Co., Ltd.	30,500	682,147
Sumitomo Realty & Development Co., Ltd.	8,000	262,552
Sun Hung Kai Properties Ltd.	9,000	149,841
Wharf Holdings Ltd. (The)	41,000	141,388

		1,998,118

DIVERSIFIED REITS–1.4%
Activia Properties, Inc.	44	184,170
Armada Hoffler Properties, Inc.	15,800	245,374
Dream Global Real Estate Investment Trust	16,220	157,684
Empire State Realty Trust, Inc.–Class A	17,600	361,328
GPT Group (The)	93,640	372,483
Gramercy Property Trust	11,427	304,644
H&R Real Estate Investment Trust	11,960	203,234
Hispania Activos Inmobiliarios SOCIMI SA	16,570	312,140
Hulic Reit, Inc.	125	181,939
ICADE	3,175	312,114
Kenedix Office Investment Corp.–Class A	33	187,442
Land Securities Group PLC	21,650	294,153
Liberty Property Trust	6,500	279,565

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Merlin Properties Socimi SA	15,764	$213,509
Mirvac Group	168,110	307,440
Washington Real Estate Investment Trust	11,260	350,411

		4,267,630

EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)–0.3%
Mid-America Apartment Communities, Inc.	9,561	961,454

HEALTH CARE REITS–0.5%
Healthcare Realty Trust, Inc.	9,200	295,504
Medical Properties Trust, Inc.	22,270	306,881
Sabra Health Care REIT, Inc.	14,390	270,100
Welltower, Inc.	12,120	772,892

		1,645,377

HOTEL & RESORT REITS–0.4%
MGM Growth Properties LLC–Class A	10,260	299,079
Park Hotels & Resorts, Inc.	9,400	270,250
RLJ Lodging Trust	16,860	370,414
Summit Hotel Properties, Inc.	10,620	161,743

		1,101,486

INDUSTRIAL REITS–0.7%
Goodman Group	27,870	182,618
LaSalle Logiport REIT	151	154,518
Mapletree Logistics Trust	218,000	215,156
PLA Administradora Industrial S de RL de CV(a)	46,200	70,043
Prologis, Inc.	3,260	210,302
Rexford Industrial Realty, Inc.	13,250	386,370
Segro PLC	36,880	291,925
STAG Industrial, Inc.	15,310	418,422
Tritax Big Box REIT PLC	93,590	188,151

		2,117,505

OFFICE REITS–1.3%
Alexandria Real Estate Equities, Inc.	3,440	449,230
Allied Properties Real Estate Investment Trust	6,776	226,837
Boston Properties, Inc.	2,044	265,781
Brandywine Realty Trust	16,620	302,318
Champion REIT	196,000	143,748
Columbia Property Trust, Inc.	11,444	262,640
Corporate Office Properties Trust	6,570	191,844
Derwent London PLC	7,330	308,576
Hibernia REIT PLC	54,390	99,456
Investa Office Fund	53,120	187,957
Kilroy Realty Corp.	4,070	303,826
Mack-Cali Realty Corp.	8,320	179,379
Nippon Building Fund, Inc.	61	298,300
SL Green Realty Corp.	3,450	348,208
Workspace Group PLC	21,046	284,721

		3,852,821

REAL ESTATE DEVELOPMENT–0.3%
CK Asset Holdings Ltd.	93,500	815,055

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.4%
SM Prime Holdings, Inc.	425,400	319,561
Vonovia SE	15,552	770,559
Wharf Real Estate Investment Co., Ltd.(a)	38,000	252,917

		1,343,037

REAL ESTATE OPERATING COMPANIES–0.6%
Aroundtown SA	32,350	249,038
BUWOG AG(a)	4,466	153,908
CA Immobilien Anlagen AG	9,140	282,994
Deutsche Wohnen SE	7,150	311,860
Entra ASA(b)	18,398	273,373
Hongkong Land Holdings Ltd.	42,100	296,124
TLG Immobilien AG	6,290	166,813

		1,734,110

RESIDENTIAL REITS–1.0%
American Campus Communities, Inc.	5,220	214,177
American Homes 4 Rent–Class A	18,320	400,109
Camden Property Trust	4,060	373,764
Emlak Konut Gayrimenkul Yatirim Ortakligi AS(a)	202,130	149,678
Essex Property Trust, Inc.	2,350	567,219
Independence Realty Trust, Inc.	21,620	218,146
Japan Rental Housing Investments, Inc.	253	184,571
Killam Apartment Real Estate Investment Trust	27,790	314,378
Sun Communities, Inc.	5,111	474,199
UNITE Group PLC (The)	27,650	300,520

		3,196,761

RETAIL REITS–1.8%
Charter Hall Retail REIT	69,220	224,337
Frontier Real Estate Investment Corp.	39	151,604
Fukuoka REIT Corp.	123	183,613
Kenedix Retail REIT Corp.	74	152,849
Klepierre SA	9,173	403,193
Link REIT	70,768	654,732
National Retail Properties, Inc.	10,350	446,396
Realty Income Corp.	11,210	639,194
Regency Centers Corp.	6,460	446,903
Retail Opportunity Investments Corp.	12,600	251,370
Simon Property Group, Inc.	8,056	1,383,538
Unibail-Rodamco SE	960	241,586
Urban Edge Properties	10,880	277,331

		5,456,646

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

SPECIALIZED REITS–0.6%
CubeSmart	8,990	$259,991
Digital Realty Trust, Inc.	5,320	605,948
Equinix, Inc.	500	226,610
National Storage Affiliates Trust	12,710	346,474
Public Storage	1,360	284,240
		1,723,263

		30,213,263

FINANCIALS–9.5%
BANKS–4.6%
ABN AMRO Group NV (GDR)(b)	6,180	199,249
Australia & New Zealand Banking Group Ltd.	8,610	192,081
Bank of America Corp.	79,314	2,341,349
Barclays PLC	92,180	252,331
BNP Paribas SA	4,960	368,967
BOC Hong Kong Holdings Ltd.	59,000	298,173
Citigroup, Inc.	14,051	1,045,535
Citizens Financial Group, Inc.	1,635	68,637
Comerica, Inc.	5,967	517,995
Credicorp Ltd.	2,040	423,157
Danske Bank A/S	4,085	158,996
DNB ASA	15,090	279,337
Erste Group Bank AG(a)	7,840	339,751
Fifth Third Bancorp	5,234	158,800
HDFC Bank Ltd.	27,900	827,460
ING Groep NV	15,660	287,466
Intesa Sanpaolo SpA	50,340	167,021
Itau Unibanco Holding SA (Preference Shares)	8,250	105,795
JPMorgan Chase & Co.	18,724	2,002,345
KB Financial Group, Inc.	2,170	128,427
Mitsubishi UFJ Financial Group, Inc.	63,500	462,151
PNC Financial Services Group, Inc. (The)	2,996	432,293
Svenska Handelsbanken AB–Class A	26,120	356,957
Swedbank AB–Class A	16,710	403,125
Wells Fargo & Co.	35,732	2,167,860

		13,985,258

CAPITAL MARKETS–1.5%
Azimut Holding SpA	10,760	205,851
Credit Suisse Group AG (REG)(a)	23,088	411,791
Franklin Resources, Inc.	1,564	67,768
Goldman Sachs Group, Inc. (The)	3,676	936,498
MarketAxess Holdings, Inc.	4,759	960,128
Morgan Stanley	8,180	429,205
Partners Group Holding AG	880	602,969
S&P Global, Inc.	5,450	923,230
Thomson Reuters Corp.	2,453	106,926

		4,644,366

CONSUMER FINANCE–0.9%
Bharat Financial Inclusion Ltd.(a)	22,630	354,620
Capital One Financial Corp.	6,790	676,148

Discover Financial Services	1,591	122,380
Hitachi Capital Corp.	7,400	185,569
OneMain Holdings, Inc.(a)	10,982	285,422
Synchrony Financial	23,834	920,231

		2,544,370

DIVERSIFIED FINANCIAL SERVICES–0.3%
Berkshire Hathaway, Inc.–Class B(a)	4,127	818,054
ORIX Corp.	10,900	183,784

		1,001,838

INSURANCE–2.0%
AIA Group Ltd.	80,400	683,853
Allianz SE (REG)	1,820	416,503
Allstate Corp. (The)	8,598	900,297
American International Group, Inc.	17,683	1,053,553
Aviva PLC	19,640	133,951
Everest Re Group Ltd.	327	72,352
First American Financial Corp.	11,689	655,052
FNF Group	16,512	647,931
Hartford Financial Services Group, Inc. (The)	2,784	156,683
Loews Corp.	1,598	79,948
MetLife, Inc.	4,482	226,610
PICC Property & Casualty Co., Ltd.–Class H	68,000	130,273
Principal Financial Group, Inc.	1,371	96,738
Prudential Financial, Inc.	1,932	222,141
Prudential PLC	25,530	653,831

		6,129,716

THRIFTS & MORTGAGE FINANCE–0.2%
Housing Development Finance Corp., Ltd.	15,120	404,917

		28,710,465

HEALTH CARE–7.6%
BIOTECHNOLOGY–1.1%
Biogen, Inc.(a)	7,582	2,415,398
Genmab A/S(a)	1,100	182,426
Gilead Sciences, Inc.	7,281	521,611
Grifols SA (ADR)	7,890	180,839

		3,300,274

HEALTH CARE EQUIPMENT & SUPPLIES–1.6%
Align Technology, Inc.(a)	1,385	307,733
Danaher Corp.	2,369	219,891
Edwards Lifesciences Corp.(a)	18,605	2,096,970
Essilor International Cie Generale d'Optique SA	2,830	389,808
Intuitive Surgical, Inc.(a)	4,862	1,774,338
Sartorius AG (Preference Shares)	1,296	123,110

		4,911,850

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

HEALTH CARE PROVIDERS & SERVICES–1.8%
Aetna, Inc.	4,027	$726,431
Anthem, Inc.	1,305	293,638
Apollo Hospitals Enterprise Ltd.	29,930	564,227
Cigna Corp.	3,007	610,692
McKesson Corp.	4,750	740,762
Quest Diagnostics, Inc.	3,584	352,988
UnitedHealth Group, Inc.	10,251	2,259,935

		5,548,673

HEALTH CARE TECHNOLOGY–0.3%
Cerner Corp.(a)	12,529	844,329

LIFE SCIENCES TOOLS & SERVICES–0.4%
Eurofins Scientific SE	716	435,195
Gerresheimer AG	2,190	181,126
Mettler-Toledo International, Inc.(a)	509	315,336
Thermo Fisher Scientific, Inc.	1,098	208,488

		1,140,145

PHARMACEUTICALS–2.4%
Allergan PLC	568	92,914
Bristol-Myers Squibb Co.	4,094	250,880
Johnson & Johnson	7,946	1,110,215
Mallinckrodt PLC(a) (c)	14,204	320,442
Novo Nordisk A/S–Class B	5,090	273,514
Ono Pharmaceutical Co., Ltd.	6,100	141,896
Pfizer, Inc.	27,914	1,011,045
Roche Holding AG	3,880	981,079
Sanofi	5,040	433,903
Teva Pharmaceutical Industries Ltd.	1,680	31,773
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	30,549	578,904
Vectura Group PLC(a)	86,610	137,634
Zoetis, Inc.	28,560	2,057,462

		7,421,661

		23,166,932

CONSUMER DISCRETIONARY–6.1%
AUTO COMPONENTS–1.1%
Aptiv PLC	4,440	376,645
Bridgestone Corp.	2,800	129,590
Cie Generale des Etablissements Michelin–Class B	920	131,611
Continental AG	700	188,216
Delphi Technologies PLC(a)	2,820	147,965
Faurecia	3,915	305,116
Hankook Tire Co., Ltd.(a)	2,360	120,236
Lear Corp.	2,621	463,026
Magna International, Inc.– Class A	15,980	905,587
Sumitomo Electric Industries Ltd.	9,500	160,144
Valeo SA	4,680	348,617

		3,276,753

AUTOMOBILES–0.4%
Ford Motor Co.	14,115	176,296
General Motors Co.	6,743	276,396
Honda Motor Co., Ltd.	9,500	324,211
Peugeot SA	13,800	280,295
Subaru Corp.	2,700	85,611

		1,142,809

Hotels, Restaurants & Leisure–0.3%
Carnival Corp.	2,091	138,780
InterContinental Hotels Group PLC	3,560	226,433
Merlin Entertainments PLC(b)	29,979	146,868
Royal Caribbean Cruises Ltd.	863	102,938
Starbucks Corp.	7,230	415,219

		1,030,238

HOUSEHOLD DURABLES–0.3%
Nikon Corp.	10,600	213,306
Panasonic Corp.	47,700	696,129

		909,435

INTERNET & DIRECT MARKETING RETAIL–0.2%
Ctrip.com International Ltd. (ADR)(a)	4,230	186,543
Priceline Group, Inc. (The)(a)	280	486,567

		673,110

LEISURE PRODUCTS–0.1%
Amer Sports Oyj(a)	6,590	182,399

MEDIA–0.9%
Charter Communications, Inc.–Class A(a)	319	107,171
Comcast Corp.–Class A	36,941	1,479,487
Twenty-First Century Fox, Inc.–Class A	24,194	835,419
Walt Disney Co. (The)	2,058	221,256

		2,643,333

MULTILINE RETAIL–0.4%
B&M European Value Retail SA	43,300	247,091
Dollar Tree, Inc.(a)	6,281	674,014
Target Corp.	3,136	204,624

		1,125,729

SPECIALTY RETAIL–1.7%
Best Buy Co., Inc.	1,291	88,395
Gap, Inc. (The)	6,477	220,607
Home Depot, Inc. (The)	12,081	2,289,712
Michaels Cos., Inc. (The)(a)	20,754	502,039
Signet Jewelers Ltd.(c)	5,798	327,877
TJX Cos., Inc. (The)	14,478	1,106,988
Ulta Salon Cosmetics & Fragrance, Inc.(a)	3,570	798,466

		5,334,084

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

TEXTILES, APPAREL & LUXURY GOODS–0.7%
Crystal International Group Ltd.(a)(b)	92,000	$89,023
HUGO BOSS AG	3,090	262,212
Kering	420	197,705
LVMH Moet Hennessy Louis Vuitton SE	730	214,259
NIKE, Inc.–Class B	15,282	955,889
Pandora A/S	3,194	347,183
Samsonite International SA	41,100	188,854

		2,255,125

		18,573,015

CONSUMER STAPLES–5.3%
BEVERAGES–1.5%
Asahi Group Holdings Ltd.	2,500	124,049
Coca-Cola Bottlers Japan, Inc.	5,000	182,443
Constellation Brands, Inc.–Class A	5,010	1,145,136
Monster Beverage Corp.(a)	27,021	1,710,159
PepsiCo, Inc.	6,097	731,152
Pernod Ricard SA	1,530	241,977
Treasury Wine Estates Ltd.	23,810	295,457

		4,430,373

FOOD & STAPLES RETAILING–0.9%
Costco Wholesale Corp.	8,760	1,630,411
CVS Health Corp.	2,294	166,315
Tsuruha Holdings, Inc.	2,500	339,575
Wal-Mart Stores, Inc.	7,088	699,940

		2,836,241

FOOD PRODUCTS–0.9%
Archer-Daniels-Midland Co.	4,072	163,206
BRF SA(a)	8,500	93,787
Calbee, Inc.	3,400	110,492
Glanbia PLC	18,830	336,638
Kerry Group PLC–Class A	3,310	371,335
Nestle SA (REG)	4,570	392,911
Orkla ASA	30,610	324,377
Tyson Foods, Inc.–Class A	8,297	672,638
WH Group Ltd.(b)	214,000	241,586

		2,706,970

HOUSEHOLD PRODUCTS–0.8%
Colgate-Palmolive Co.	3,537	266,866
Henkel AG & Co. KGaA (Preference Shares)	2,430	320,894
Procter & Gamble Co. (The)	11,786	1,082,898
Reckitt Benckiser Group PLC	5,110	476,730
Unicharm Corp.	13,100	340,169

		2,487,557

PERSONAL PRODUCTS–0.2%
Godrej Consumer Products Ltd.	18,510	289,577
Kose Corp.	1,700	264,906

		554,483

TOBACCO–1.0%
British American Tobacco PLC	9,660	653,005
British American Tobacco PLC (Sponsored ADR)	9,400	629,706
Imperial Brands PLC	4,060	173,178
Japan Tobacco, Inc.	11,400	367,115
Philip Morris International, Inc.	11,740	1,240,331

		3,063,335

		16,078,959

INDUSTRIALS–4.5%
AEROSPACE & DEFENSE–0.6%
Airbus SE	4,230	420,406
BAE Systems PLC	39,660	306,426
Raytheon Co.	3,985	748,582
Saab AB–Class B	3,600	175,082
United Technologies Corp.	2,541	324,155

		1,974,651

AIRLINES–0.4%
Japan Airlines Co., Ltd.	10,000	390,699
JetBlue Airways Corp.(a)	22,157	494,987
Qantas Airways Ltd.	79,944	313,464

		1,199,150

BUILDING PRODUCTS–0.8%
Allegion PLC	10,472	833,152
AO Smith Corp.	10,484	642,460
Assa Abloy AB–Class B	8,500	176,217
Cie de Saint-Gobain	4,460	245,462
Kingspan Group PLC	9,110	399,182

		2,296,473

COMMERCIAL SERVICES & SUPPLIES–0.4%
China Everbright International Ltd.	226,000	322,422
Copart, Inc.(a)	20,171	871,185

		1,193,607

CONSTRUCTION & ENGINEERING–0.1%
AECOM(a)	5,381	199,904

ELECTRICAL EQUIPMENT–0.6%
Eaton Corp. PLC	7,562	597,474
Emerson Electric Co.	2,696	187,884
Nidec Corp.	1,900	266,032
Philips Lighting NV(b)	4,997	183,274
Schneider Electric SE (Paris)(a)	4,900	415,424
TKH Group NV	2,160	137,194

		1,787,282

INDUSTRIAL CONGLOMERATES–0.6%
General Electric Co.	8,392	146,440
Roper Technologies, Inc.	4,465	1,156,435
Siemens AG (REG)	3,780	523,370

		1,826,245

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

MACHINERY–0.6%
FANUC Corp.	1,000	$239,896
Hoshizaki Corp.	1,500	132,893
IDEX Corp.	1,910	252,063
IHI Corp.	7,700	255,381
Oshkosh Corp.	5,088	462,448
WABCO Holdings, Inc.(a)	4,050	581,175

		1,923,856

PROFESSIONAL SERVICES–0.2%
Adecco Group AG (REG)	2,710	207,099
Recruit Holdings Co., Ltd.	9,500	235,885
RELX NV	8,370	192,379

		635,363

ROAD & RAIL–0.2%
Norfolk Southern Corp.	602	87,230
Ryder System, Inc.	2,277	191,655
Union Pacific Corp.	2,580	345,978

		624,863

TRADING COMPANIES & DISTRIBUTORS–0.0%
United Rentals, Inc.(a)	380	65,326

		13,726,720

ENERGY–2.8%
ENERGY EQUIPMENT & SERVICES–0.2%
RPC, Inc.(c)	18,654	476,237

OIL, GAS & CONSUMABLE FUELS–2.6%
Canadian Natural Resources Ltd.	16,240	580,093
Canadian Natural Resources Ltd. (Toronto)	5,580	199,406
Chevron Corp.	6,492	812,733
ConocoPhillips	3,545	194,585
Devon Energy Corp.	13,363	553,228
EOG Resources, Inc.	8,525	919,933
Exxon Mobil Corp.	13,492	1,128,471
Hess Corp.	10,872	516,094
HollyFrontier Corp.	5,962	305,374
JXTG Holdings, Inc.	58,000	372,726
Marathon Oil Corp.	4,332	73,341
Marathon Petroleum Corp.	11,896	784,898
QEP Resources, Inc.(a)	26,098	249,758
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	24,795	826,293
Valero Energy Corp.	2,806	257,899
YPF SA (Sponsored ADR)	5,353	122,637

		7,897,469

		8,373,706

MATERIALS–2.4%
CHEMICALS–1.4%
Air Water, Inc.	8,400	176,829
Arkema SA	2,356	287,066
CF Industries Holdings, Inc.	11,767	500,568

Chr Hansen Holding A/S	2,690	252,322
Eastman Chemical Co.	4,166	385,938
Ecolab, Inc.	3,290	441,452
Incitec Pivot Ltd.	65,980	199,924
Johnson Matthey PLC	7,028	291,229
Koninklijke DSM NV	1,688	161,244
LyondellBasell Industries NV–Class A	3,895	429,696
Mosaic Co. (The)	1,842	47,266
Nippon Shokubai Co., Ltd.	3,300	222,454
Sherwin-Williams Co. (The)	980	401,839
Umicore SA	7,480	354,170

		4,151,997

CONSTRUCTION MATERIALS–0.3%
Anhui Conch Cement Co., Ltd.–Class H	19,500	91,528
Buzzi Unicem SpA	5,080	137,043
CRH PLC (London)	7,580	272,047
Fletcher Building Ltd.	25,910	139,555
Grupo Cementos de Chihuahua SAB de CV	39,050	182,157
HeidelbergCement AG	1,590	171,442

		993,772

CONTAINERS & PACKAGING–0.0%
WestRock Co.	1,282	81,035

METALS & MINING–0.7%
Alcoa Corp.(a)	11,626	626,293
BlueScope Steel Ltd.	9,318	110,982
Boliden AB	4,880	166,885
First Quantum Minerals Ltd.	10,380	145,419
Gerdau SA (Preference Shares)	40,300	150,212
Glencore PLC(a)	39,480	206,637
Newmont Mining Corp.	3,210	120,439
Norsk Hydro ASA	36,750	278,595
Sumitomo Metal Mining Co., Ltd.	4,900	224,176
Yamato Kogyo Co., Ltd.	6,300	182,482

		2,212,120

		7,438,924

UTILITIES–1.4%
ELECTRIC UTILITIES–0.7%
American Electric Power Co., Inc.	10,829	796,690
Edison International	7,026	444,324
EDP–Energias de Portugal SA	43,550	150,751
Enel SpA	30,961	190,387
Eversource Energy	1,154	72,910
NextEra Energy, Inc.	1,258	196,487
Portland General Electric Co.	6,024	274,574
Xcel Energy, Inc.	2,341	112,625

		2,238,748

MULTI-UTILITIES–0.5%
Ameren Corp.	1,182	69,726
CMS Energy Corp.	1,661	78,565

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company		Shares	U.S. $ Value

DTE Energy Co.		1,111	$121,610
NiSource, Inc.		22,229	570,619
Public Service Enterprise Group, Inc.		3,500	180,250
Suez		18,980	333,433
WEC Energy Group, Inc.		1,887	125,354

			1,479,557

WATER UTILITIES–0.2%
Beijing Enterprises Water Group Ltd.(a)		424,000	327,562
Cia de Saneamento Basico do Estado de Sao Paulo		21,700	224,582
Pennon Group PLC		2,516	26,562

			578,706

			4,297,011

TELECOMMUNICATION SERVICES–1.4%
DIVERSIFIED TELECOMMUNICATION SERVICES–0.9%
AT&T, Inc.		20,559	799,334
BT Group PLC		124,420	456,417
China Unicom Hong Kong Ltd.(a)		122,000	164,942
Deutsche Telekom AG (REG)		19,180	339,034
Nippon Telegraph & Telephone Corp.		14,200	667,600
TDC A/S		30,860	189,645
Telekomunikasi Indonesia Persero Tbk PT		520,000	170,193

			2,787,165

WIRELESS TELECOMMUNICATION SERVICES–0.5%
T-Mobile US, Inc.(a)		14,426	916,195
Vodafone Group PLC		125,993	398,263

			1,314,458

			4,101,623

TRANSPORTATION–0.2%
AIRPORT SERVICES–0.1%
Sydney Airport		38,260	209,937

HIGHWAYS & RAILTRACKS–0.1%
Transurban Group		17,383	168,234

RAILROADS–0.0%
East Japan Railway Co.		1,600	156,029

			534,200

BANKS–0.1%
DIVERSIFIED BANKS–0.0%
Banco Comercial Portugues SA(a)		399,360	129,989

THRIFTS & MORTGAGE FINANCE–0.1%
Aareal Bank AG		5,360	242,016

			372,005

Total Common Stocks (cost $143,976,392)			190,713,151

	Principal Amount (000)
MORTGAGE PASS-THROUGHS–7.7%
AGENCY FIXED RATE 15-YEAR–0.8%
Federal National Mortgage Association Series 2016
2.50%, 11/01/31	U.S.$	748	747,581
2.50%, 12/01/31-1/01/32		1,546	1,544,528

			2,292,109

AGENCY FIXED RATE 30-YEAR–6.9%
Federal Home Loan Mortgage Corp. Gold Series 2017
4.00%, 7/01/44		379	398,900
4.00%, 2/01/46		487	513,579
Series 2007 5.50%, 7/01/35		18	19,957
Series 2005 5.50%, 1/01/35		176	194,816
Federal National Mortgage Association 4.00%, 12/01/40-10/01/43		1,208	1,272,728
4.00%, 1/01/48, TBA		3,383	3,538,407
5.00%, 12/01/39		97	105,113
3.50%, 1/01/48, TBA		7,398	7,598,555
4.50%, 1/01/48, TBA		2,847	3,028,941
3.00%, 5/01/45		1,190	1,193,173
Series 2004 5.50%, 2/01/34-11/01/34		65	72,071
Series 2007 5.50%, 1/01/37-8/01/37		244	270,560
Series 2008 5.50%, 8/01/37		112	124,009
Government National Mortgage Association
3.00%, 12/20/46		473	478,059
3.50%, 1/01/48, TBA		2,081	2,152,209

			20,961,077

Total Mortgage Pass-Throughs (cost $23,215,647)			23,253,186

AB Variable Products Series Fund

	Principal Amount (000)			U.S. $ Value

CORPORATES–INVESTMENT GRADE–7.4%
FINANCIAL INSTITUTIONS–3.8%
BANKING–3.4%
Banco Santander SA 3.50%, 4/11/22	U.S.$		200	$203,864
Bank of America Corp. 2.881%, 4/24/23			265	265,477
3.824%, 1/20/28			270	279,285
Series G 3.593%, 7/21/28			210	213,532
Barclays PLC 3.65%, 3/16/25			270	270,243
BNP Paribas SA 3.80%, 1/10/24(b)			215	222,299
Capital One Financial Corp. 3.30%, 10/30/24			265	264,051
Citigroup, Inc. 3.668%, 7/24/28			370	374,847
3.875%, 3/26/25			235	240,447
Compass Bank 2.875%, 6/29/22			265	262,464
5.50%, 4/01/20			314	330,300
Cooperatieve Rabobank UA 4.375%, 8/04/25			320	338,118
Credit Agricole SA/London 3.375%, 1/10/22(b)			260	263,931
Credit Suisse Group Funding Guernsey Ltd. 3.80%, 6/09/23			385	396,816
Goldman Sachs Group, Inc. (The) 2.35%, 11/15/21			208	204,778
3.75%, 5/22/25			186	191,580
5.75%, 1/24/22			335	371,230
Series D 6.00%, 6/15/20			217	234,434
HSBC Holdings PLC 4.041%, 3/13/28			585	609,172
JPMorgan Chase & Co. 3.22%, 3/01/25			265	266,789
3.54%, 5/01/28			485	492,324
Lloyds Banking Group PLC 4.65%, 3/24/26			200	211,228
Mitsubishi UFJ Financial Group, Inc. 3.85%, 3/01/26			272	281,724
Morgan Stanley 3.591%, 7/22/28			445	449,098
5.625%, 9/23/19			168	177,055
Series G 5.50%, 7/24/20			189	202,657
Nationwide Building Society 4.00%, 9/14/26(b)			290	293,582
PNC Bank NA 3.80%, 7/25/23			685	715,695

Santander Holdings USA, Inc. 4.40%, 7/13/27(b)	U.S.$		265	$271,193
Santander Issuances SAU 3.25%, 4/04/26(b)		EUR	200	263,984
Santander UK Group Holdings PLC 2.875%, 8/05/21	U.S.$		226	225,733
Santander UK PLC 5.00%, 11/07/23(b)			200	214,226
UBS Group Funding Switzerland AG 4.125%, 9/24/25(b)			305	320,101
US Bancorp Series J 5.30%, 4/15/27(d)			116	125,393
Wells Fargo & Co. 3.069%, 1/24/23			212	213,885

				10,261,535

FINANCE–0.1%
Synchrony Financial 3.95%, 12/01/27			265	263,879

INSURANCE–0.2%
Hartford Financial Services Group, Inc. (The) 5.50%, 3/30/20			38	40,484
Lincoln National Corp. 8.75%, 7/01/19			31	33,788
MetLife, Inc. 10.75%, 8/01/39			70	116,916
XLIT Ltd. 3.25%, 6/29/47		EUR	165	199,852
6.375%, 11/15/24	U.S.$		157	182,718

				573,758

REITS–0.1%
Host Hotels & Resorts LP Series D 3.75%, 10/15/23			10	10,178
Trust F/1401 5.25%, 1/30/26(b)			200	211,250
Welltower, Inc. 4.00%, 6/01/25			238	246,206

				467,634

				11,566,806

INDUSTRIAL–3.5%
BASIC–0.5%
Anglo American Capital PLC 3.75%, 4/10/22(b)			200	203,310
Dow Chemical Co. (The) 4.125%, 11/15/21			165	173,164
Eastman Chemical Co. 3.80%, 3/15/25			84	87,441
Glencore Funding LLC 4.125%, 5/30/23(b)			126	130,474
Minsur SA 6.25%, 2/07/24(b)			168	183,960

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

	Principal Amount (000)			U.S. $ Value

Mosaic Co. (The) 5.625%, 11/15/43	U.S.$		75	$81,184
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(b)			237	239,962
Vale Overseas Ltd. 6.875%, 11/21/36			145	177,335
Yamana Gold, Inc. 4.95%, 7/15/24			142	148,187

				1,425,017

CAPITAL GOODS–0.1%
Embraer Netherlands Finance BV 5.40%, 2/01/27			160	171,600
General Electric Co. Series D 5.00%, 1/21/21(d)			68	70,212

				241,812

COMMUNICATIONS–MEDIA–0.3%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25			165	175,261
Comcast Corp. 5.15%, 3/01/20			451	478,574
Cox Communications, Inc. 2.95%, 6/30/23(b)			91	89,579
Time Warner Cable LLC 4.125%, 2/15/21			165	169,779
4.50%, 9/15/42			85	79,423

				992,616

COMMUNICATIONS– TELECOMMUNI- CATIONS–0.4%
AT&T, Inc. 3.40%, 5/15/25			575	566,064
4.125%, 2/17/26			345	352,310
5.15%, 2/14/50			105	105,900
Rogers Communications, Inc. 4.00%, 6/06/22		CAD	46	38,669
Verizon Communications, Inc. 3.50%, 11/01/24	U.S.$		281	285,915

				1,348,858

CONSUMER CYCLICAL–AUTOMOTIVE–0.4%
Ford Motor Credit Co. LLC 5.875%, 8/02/21			915	1,005,210
General Motors Co. 3.50%, 10/02/18			130	131,244
General Motors Financial Co., Inc. 4.00%, 1/15/25			41	42,215
4.30%, 7/13/25			50	52,074

				1,230,743

CONSUMER NON- CYCLICAL–0.3%
Becton Dickinson and Co. 3.734%, 12/15/24			66	67,467

Biogen, Inc. 4.05%, 9/15/25	U.S.$		251	$265,786
Bunge Ltd. Finance Corp. 8.50%, 6/15/19			155	167,994
Teva Pharmaceutical Finance Netherlands III BV 3.15%, 10/01/26			183	150,289
Tyson Foods, Inc. 2.65%, 8/15/19			64	64,290
3.95%, 8/15/24			206	216,419

				932,245

ENERGY–0.8%
Cenovus Energy, Inc. 3.00%, 8/15/22			17	16,884
5.70%, 10/15/19			59	62,038
Ecopetrol SA 5.875%, 5/28/45			94	96,350
Encana Corp. 3.90%, 11/15/21			140	143,851
Enterprise Products Operating LLC 3.70%, 2/15/26			278	284,675
5.20%, 9/01/20			185	197,845
Hess Corp. 4.30%, 4/01/27			199	198,932
Kinder Morgan Energy Partners LP 2.65%, 2/01/19			302	302,652
Kinder Morgan, Inc./DE 5.00%, 2/15/21(b)			250	265,780
Marathon Petroleum Corp. 5.125%, 3/01/21			163	174,656
Noble Energy, Inc. 3.90%, 11/15/24			170	175,610
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24			232	225,905
Sabine Pass Liquefaction LLC 5.00%, 3/15/27			146	156,086
Williams Partners LP 4.125%, 11/15/20			155	160,461

				2,461,725

SERVICES–0.2%
Expedia, Inc. 3.80%, 2/15/28			185	178,767
S&P Global, Inc. 4.40%, 2/15/26			226	244,082
Total System Services, Inc. 3.75%, 6/01/23			45	46,040

				468,889

TECHNOLOGY–0.4%
Agilent Technologies, Inc. 5.00%, 7/15/20			71	75,401
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 1/15/24(b)			53	52,720
3.875%, 1/15/27(b)			117	115,424

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Dell International LLC/EMC Corp. 6.02%, 6/15/26(b)	U.S.$	50	$55,103
Hewlett Packard Enterprise Co. 2.10%, 10/04/19(b)		183	181,620
HP, Inc. 4.65%, 12/09/21		114	121,331
KLA-Tencor Corp. 4.65%, 11/01/24		225	244,053
Lam Research Corp. 2.80%, 6/15/21		71	71,398
Motorola Solutions, Inc. 7.50%, 5/15/25		6	7,245
Seagate HDD Cayman 4.75%, 1/01/25		127	124,673
VMware, Inc. 2.95%, 8/21/22		85	84,801
Western Digital Corp. 7.375%, 4/01/23(b)		156	168,365

			1,302,134

TRANSPORTATION–SERVICES–0.1%
Adani Ports & Special Economic Zone Ltd. 3.95%, 1/19/22(b)		200	204,000

			10,608,039

UTILITY–0.1%
ELECTRIC–0.1%
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/24(b)		320	340,800
Pacific Gas & Electric Co. 6.05%, 3/01/34		38	47,920

			388,720

Total Corporates–Investment Grade (cost $21,907,399)			22,563,565

GOVERNMENTS–TREASURIES–4.3%
UNITED STATES–4.3%
U.S. Treasury Bonds 2.75%, 8/15/42		280	281,969
3.00%, 5/15/45		533	559,900
3.125%, 2/15/43-8/15/44		575	617,765
3.375%, 5/15/44		234	262,516
4.375%, 2/15/38		822	1,051,130
7.50%, 11/15/24		252	334,609
U.S. Treasury Notes 1.125%, 2/28/19		4,160	4,125,550
1.25%, 5/31/19		1,070	1,061,139
1.75%, 11/30/21		1,335	1,316,435
1.875%, 7/31/22		1,342	1,323,757
2.125%, 12/31/22		675	672,258
2.25%, 8/15/27		250	246,484
2.375%, 8/15/24		1,081	1,084,948

Total Governments–Treasuries (cost $12,954,774)			12,938,460

ASSET-BACKED SECURITIES–3.2%
AUTOS–FIXED RATE–1.7%
Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20	U.S.$	454	$453,681
AmeriCredit Automobile Receivables Trust Series 2016-4, Class A2A 1.34%, 4/08/20		95	95,177
Series 2017-3, Class A2A 1.69%, 12/18/20		130	129,665
California Republic Auto Receivables Trust Series 2014-2, Class A4 1.57%, 12/16/19		57	57,324
Chrysler Capital Auto Receivables Trust Series 2015-BA, Class A3 1.91%, 3/16/20(b)		66	66,397
CPS Auto Receivables Trust Series 2013-B, Class A 1.82%, 9/15/20(b)		35	34,876
CPS Auto Trust Series 2017-A, Class A 1.68%, 8/17/20(b)		71	70,947
Series 2017-D, Class A 1.87%, 3/15/21(b)		291	290,163
Drive Auto Receivables Trust Series 2016-CA, Class A3 1.67%, 11/15/19(b)		46	45,799
Series 2017-AA, Class A3 1.77%, 1/15/20(b)		155	155,281
Series 2017-BA, Class A3 1.74%, 6/17/19(b)		215	214,963
DT Auto Owner Trust Series 2017-3A, Class A 1.73%, 8/17/20(b)		94	93,722
Enterprise Fleet Financing LLC Series 2015-1, Class A2 1.30%, 9/20/20(b)		13	13,135
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 2/15/23(b)		140	146,522
Series 2016-3A, Class A 1.84%, 11/16/20(b)		41	41,333
Series 2017-2A, Class A 2.11%, 6/15/21(b)		110	110,358
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21		262	262,061
First Investors Auto Owner Trust Series 2016-2A, Class A1 1.53%, 11/16/20(b)		72	71,884

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Flagship Credit Auto Trust Series 2016-3, Class A1 1.61%, 12/15/19(b)	U.S.$	59	$58,817
Series 2016-4, Class A2 1.96%, 2/16/21(b)		110	109,393
Series 2016-4, Class D 3.89%, 11/15/22(b)		100	100,291
Series 2017-2, Class A 1.85%, 7/15/21(b)		158	157,626
Series 2017-3, Class A 1.88%, 10/15/21(b)		154	153,164
Series 2017-4, Class A 2.07%, 4/15/22(b)		125	124,702
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A1 1.98%, 1/15/22		322	320,519
GM Financial Automobile Leasing Trust Series 2015-2, Class A3 1.68%, 12/20/18		120	119,665
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(b)		221	221,092
Series 2016-1, Class A1 1.96%, 5/17/21(b)		280	279,089
Harley-Davidson Motorcycle Trust Series 2015-1, Class A3 1.41%, 6/15/20		56	55,589
Hertz Vehicle Financing II LP Series 2015-1A, Class A 2.73%, 3/25/21(b)		215	215,629
Series 2015-2A, Class A 2.02%, 9/25/19(b)		180	179,626
Series 2015-3A, Class A 2.67%, 9/25/21(b)		265	262,331
Series 2016-1A, Class A 2.32%, 3/25/20(b)		145	144,512
Hertz Vehicle Financing LLC Series 2013-1A, Class B2 2.48%, 8/25/19(b)		192	191,305
Hyundai Auto Lease Securitization Trust Series 2015-B, Class A3 1.40%, 11/15/18(b)		8	8,147
Santander Drive Auto Receivables Trust Series 2017-3, Class A2 1.67%, 6/15/20		123	122,773
Westlake Automobile Receivables Trust Series 2016-2A, Class A2 1.57%, 6/17/19(b)		33	33,112

			5,210,670

OTHER ABS–FIXED RATE–0.7%
Ascentium Equipment Receivables Trust Series 2016-1A, Class A2 1.75%, 11/13/18(b)	U.S.$	9	$9,337
CLUB Credit Trust Series 2017-P1, Class A 2.42%, 9/15/23(b)(e)		276	275,966
CNH Equipment Trust Series 2014-B, Class A4 1.61%, 5/17/21		182	181,529
Series 2015-A, Class A4 1.85%, 4/15/21		227	226,218
Marlette Funding Trust Series 2016-1A, Class A 3.06%, 1/17/23(b)(e)		23	23,158
Series 2017-1A, Class A 2.827%, 3/15/24(b)(e)		76	76,048
Series 2017-2A, Class A 2.39%, 7/15/24(b)(e)		104	103,756
Series 2017-3A, Class A 2.36%, 12/15/24(b)(e)		150	149,652
Series 2017-3A, Class B 3.01%, 12/15/24(b)(e)		100	99,683
Prosper Marketplace Issuance Trust Series 2017-2A, Class B 3.48%, 9/15/23(b)(e)		100	100,233
SBA Tower Trust 3.156%, 10/08/20(b)(e)		251	252,882
SoFi Consumer Loan Program LLC Series 2016-2, Class A 3.09%, 10/27/25(b)(e)		67	67,576
Series 2016-3, Class A 3.05%, 12/26/25(b)(e)		96	96,142
Series 2017-2, Class A 3.28%, 2/25/26(b)(e)		114	115,072
Series 2017-3, Class A 2.77%, 5/25/26(b)(e)		121	120,848
Series 2017-5, Class A2 2.78%, 9/25/26(b)(e)		180	177,876
Series 2017-6, Class A2 2.82%, 11/25/26(b)(e)		105	104,387

			2,180,363

CREDIT CARDS–FIXED RATE–0.3%
Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22		326	327,517
Series 2015-2, Class A 1.56%, 3/15/21		214	213,831
World Financial Network Credit Card Master Trust Series 2013-A, Class A 1.61%, 12/15/21		246	245,933

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Series 2017-B, Class A 1.98%, 6/15/23	U.S.$	205	$204,201

			991,482

AUTOS–FLOATING RATE–0.3%
BMW Floorplan Master Owner Trust Series 2015-1A, Class A 1.977% (LIBOR 1 Month + 0.50%), 7/15/20(b)(f)		378	378,779
Wells Fargo Dealer Floorplan Master Note Trust Series 2015-1, Class A 2.001% (LIBOR 1 Month + 0.50%), 1/20/20(f)		384	384,088

			762,867

CREDIT CARDS–FLOATING RATE–0.2%
Discover Card Execution Note Trust Series 2015-A1, Class A1 1.827% (LIBOR 1 Month + 0.35%), 8/17/20(f)		240	240,113
World Financial Network Credit Card Master Trust Series 2015-A, Class A 1.957% (LIBOR 1 Month + 0.48%), 2/15/22(f)		256	256,204

			496,317

HOME EQUITY LOANS–FIXED RATE–0.0%
Credit-Based Asset Servicing & Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33(e)		49	49,343

Total Asset-Backed Securities (cost $9,678,955)			9,691,042

COMMERCIAL MORTGAGE-BACKED SECURITIES–2.7%
NON-AGENCY FIXED RATE CMBS–2.1%
Banc of America Commercial Mortgage Trust Series 2007-5, Class AM 5.772%, 2/10/51(e)		12	11,531
BHMS Commercial Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(b)		335	335,590
CCUBS Commercial Mortgage Trust Series 2017-C1, Class A4 3.544%, 11/15/50		310	318,558

CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 5/10/58	U.S.$	115	$115,561
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(b)		495	505,715
Citigroup Commercial Mortgage Trust Series 2015-GC27, Class A5 3.137%, 2/10/48		246	248,079
Series 2015-GC35, Class A4 3.818%, 11/10/48		100	104,972
Series 2016-GC36, Class A5 3.616%, 2/10/49		125	129,431
Commercial Mortgage Trust Series 2013-SFS, Class A1 1.873%, 4/12/35(b)		144	140,441
Series 2015-CR24, Class A5 3.696%, 8/10/48		135	141,038
Series 2015-DC1, Class A5 3.35%, 2/10/48		170	173,074
CSAIL Commercial Mortgage Trust Series 2015-C2, Class A4 3.504%, 6/15/57		155	158,775
Series 2015-C3, Class A4 3.718%, 8/15/48		315	326,404
Series 2015-C4, Class A4 3.808%, 11/15/48		370	386,810
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(b)		433	434,762
GS Mortgage Securities Trust Series 2013-G1, Class A2 3.557%, 4/10/31(b)		276	272,080
JP Morgan Chase Commercial Mortgage Securities Trust Series 2004-LN2, Class A1A 4.838%, 7/15/41(b)		96	96,105
Series 2006-LDP9, Class AM 5.372%, 5/15/47(e)		67	66,910
Series 2012-C6, Class E 5.136%, 5/15/45(b)(e)		119	105,879
JPMBB Commercial Mortgage Securities Trust Series 2015-C30, Class A5 3.822%, 7/15/48		125	131,314
Series 2015-C31, Class A3 3.801%, 8/15/48		355	371,699
Series 2015-C32, Class C 4.668%, 11/15/48(e)		195	193,845
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39(e)		75	59,424

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(b)	U.S.$	21	$21,358
Series 2015-3, Class A2 2.729%, 4/20/48(b)		198	197,653
Series 2016-4, Class A2 2.579%, 3/10/49(b)		161	158,128
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56(e)		112	111,740
Series 2016-UB12, Class A4 3.596%, 12/15/49		195	202,119
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/45		168	168,487
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class C 4.469%, 9/15/48(e)		197	193,557
Series 2016-NXS6, Class C 4.31%, 11/15/49(e)		180	183,284
WF-RBS Commercial Mortgage Trust Series 2013-C14, Class A5 3.337%, 6/15/46		260	267,252
Series 2014-C20, Class A2 3.036%, 5/15/47		206	207,948

			6,539,523

NON-AGENCY FLOATING RATE CMBS–0.6%
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 2.25% (LIBOR 1 Month + 1.00%), 11/15/33(b)(e)(f)		375	375,289
BX Trust Series 2017-IMC, Class A 2.527% (LIBOR 1 Month + 1.05%), 10/15/32(b)(f)		165	165,259
Credit Suisse Mortgage Trust Series 2016-MFF, Class D 6.077% (LIBOR 1 Month + 4.60%), 11/15/33(b)(e)(f)		110	111,162
Great Wolf Trust Series 2017-WOLF, Class A 2.477% (LIBOR 1 Month + 0.85%), 9/15/34(b)(f)		189	189,118
H/2 Asset Funding NRE Series 2015-1A 3.202% (LIBOR 1 Month + 1.65%), 6/24/49(e)(f)(g)		133	132,516

JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-SGP, Class A 3.177% (LIBOR 1 Month + 1.70%), 7/15/36(b)(f)	U.S.$	268	$269,445
Morgan Stanley Capital I Trust Series 2015-XLF2, Class AFSA 3.302% (LIBOR 1 Month + 1.87%), 8/15/26(b)(f)		105	105,221
Series 2015-XLF2, Class SNMA 3.382% (LIBOR 1 Month + 1.95%), 11/15/26(b)(f)		96	95,632
Starwood Retail Property Trust Series 2014-STAR, Class A 2.697% (LIBOR 1 Month + 1.22%), 11/15/27(b)(f)		352	353,012

			1,796,654

Total Commercial Mortgage-Backed Securities (cost $8,380,869)			8,336,177

COLLATERALIZED MORTGAGE OBLIGATIONS–2.1%
RISK SHARE FLOATING RATE–1.1%
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 8.052% (LIBOR 1 Month + 6.50%), 4/25/26(f)(g)		127	129,689
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN3, Class M3 5.552% (LIBOR 1 Month + 4.00%), 8/25/24(f)		306	334,321
Series 2014-DN4, Class M3 6.102% (LIBOR 1 Month + 4.55%), 10/25/24(f)		221	244,148
Series 2014-HQ3, Class M3 6.302% (LIBOR 1 Month + 4.75%), 10/25/24(f)		250	276,518
Series 2016-DNA1, Class M3 7.102% (LIBOR 1 Month + 5.55%), 7/25/28(f)		250	302,407
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C04, Class 1M2 6.452% (LIBOR 1 Month + 4.90%), 11/25/24(f)		164	187,549
Series 2014-C04, Class 2M2 6.552% (LIBOR 1 Month + 5.00%), 11/25/24(f)		59	67,026

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Series 2015-C01, Class 1M2 5.852% (LIBOR 1 Month + 4.30%), 2/25/25(f)	U.S.$	119	$129,329
Series 2015-C01, Class 2M2 6.102% (LIBOR 1 Month + 4.55%), 2/25/25(f)		110	117,971
Series 2015-C02, Class 1M2 5.552% (LIBOR 1 Month + 4.00%), 5/25/25(f)		158	171,939
Series 2015-C02, Class 2M2 5.552% (LIBOR 1 Month + 4.00%), 5/25/25(f)		145	154,481
Series 2015-C03, Class 1M2 6.552% (LIBOR 1 Month + 5.00%), 7/25/25(f)		77	87,277
Series 2015-C03, Class 2M2 6.552% (LIBOR 1 Month + 5.00%), 7/25/25(f)		217	239,064
Series 2015-C04, Class 1M2 7.252% (LIBOR 1 Month + 5.70%), 4/25/28(f)		70	80,701
Series 2015-C04, Class 2M2 7.102% (LIBOR 1 Month + 5.55%), 4/25/28(f)		109	122,828
Series 2016-C01, Class 1M2 8.302% (LIBOR 1 Month + 6.75%), 8/25/28(f)		204	243,450
Series 2016-C01, Class 2M2 8.502% (LIBOR 1 Month + 6.95%), 8/25/28(f)		159	187,976
Series 2016-C03, Class 2M2 7.452% (LIBOR 1 Month + 5.90%), 10/25/28(f)		145	167,797
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 5.802% (LIBOR 1 Month + 4.25%), 11/25/24(f)(g)		32	34,838
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2
6.802% (LIBOR 1 Month + 5.25%), 11/25/25(f)(g)		143	162,424
Series 2015-WF1, Class 2M2 7.052% (LIBOR 1 Month + 5.50%), 11/25/25(f)(g)		41	48,005

			3,489,738

AGENCY FLOATING RATE–0.5%
Federal Home Loan Mortgage Corp. REMICs Series 4416, Class BS 4.623% (6.10%–LIBOR 1 Month), 12/15/44(f)(h)	U.S.$	771	$138,806
Series 4693, Class SL 4.673% (6.15%–LIBOR 1 Month), 6/15/47(f)(h)		672	139,179
Series 4719, Class JS 4.673% (6.15%–LIBOR 1 Month), 9/15/47(f)(h)		583	110,622
Series 4727, Class SA 4.723% (6.20%–LIBOR 1 Month), 11/15/47(f)(h)		747	146,884
Federal National Mortgage Association REMICs Series 2011-131, Class ST
4.988% (6.54%–LIBOR 1 Month), 12/25/41(f)(h)		355	72,300
Series 2012-70, Class SA 4.998% (6.55%–LIBOR 1 Month), 7/25/42(f)(h)		646	138,016
Series 2016-106, Class ES 4.448% (6.00%–LIBOR 1 Month), 1/25/47(f)(h)		722	135,746
Series 2017-16, Class SG 4.498% (6.05%–LIBOR 1 Month), 3/25/47(f)(h)		694	137,741
Series 2017-81, Class SA 4.648% (6.20%–LIBOR 1 Month), 10/25/47(f)(h)		681	142,399
Series 2017-97, Class LS 4.648% (6.20%–LIBOR 1 Month), 12/25/47(f)(h)		541	114,757
Government National Mortgage Association Series 2017-134, Class SE
4.699% (6.20%–LIBOR 1 Month), 9/20/47(f)(h)		495	93,977
Series 2017-65, Class ST 4.649% (6.15%–LIBOR 1 Month), 4/20/47(f)(h)		673	135,410

			1,505,837

NON-AGENCY FIXED RATE–0.4%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 7/25/35		31	29,604
Series 2005-57CB, Class 4A3 5.50%, 12/25/35		68	61,122
Series 2006-23CB, Class 1A7 6.00%, 8/25/36		52	52,657

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

	Principal Amount (000)			U.S. $ Value

Series 2006-24CB, Class A16 5.75%, 6/25/36	U.S.$		131	$109,567
Series 2006-28CB, Class A14 6.25%, 10/25/36			92	76,271
Series 2006-J1, Class 1A13 5.50%, 2/25/36			75	67,691
Chase Mortgage Finance Trust Series 2007-S5, Class 1A17 6.00%, 7/25/37			43	38,701
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 3.244%, 5/25/35			14	14,057
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-10, Class 1A8 6.00%, 5/25/36			67	57,675
Series 2006-13, Class 1A19 6.25%, 9/25/36			39	34,315
Credit Suisse Mortgage Trust Series 2010-6R, Class 3A2 5.875%, 1/26/38(b)			135	111,560
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36			128	109,093
JP Morgan Mortgage Trust Series 2007-S3, Class 1A8 6.00%, 8/25/37			59	51,984
RBSSP Resecuritization Trust Series 2009-7, Class 10A3 6.00%, 8/26/37(b)			201	177,861
Series 2010-9, Class 7A6 6.00%, 5/26/37(b)			170	137,347
Wells Fargo Mortgage Backed Securities Trust Series 2007-8, Class 2A5 5.75%, 7/25/37			35	34,458

				1,163,963

NON-AGENCY FLOATING RATE–0.1%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 1.742% (LIBOR 1 Month + 0.19%), 12/25/36(f)			297	184,950
HomeBanc Mortgage Trust Series 2005-1, Class A1 1.802% (LIBOR 1 Month + 0.25%), 3/25/35(f)			108	95,936

				280,886

Total Collateralized Mortgage Obligations (cost $6,121,990)				6,440,424

INFLATION-LINKED SECURITIES–2.0%
JAPAN–0.3%
Japanese Government CPI Linked Bond Series 2022 0.10%, 3/10/27		JPY	111,278	$1,050,847

UNITED STATES–1.7%
U.S. Treasury Inflation Index 0.125%, 4/15/19-4/15/20 (TIPS)	U.S.$		2,267	2,261,872
0.25%, 1/15/25 (TIPS)			1,162	1,151,521
0.375%, 7/15/25 (TIPS)			1,633	1,635,348

				5,048,741

Total Inflation-Linked Securities (cost $6,152,042)				6,099,588

CORPORATES–NON- INVESTMENT GRADE–1.2%
INDUSTRIAL–0.7%
BASIC–0.1%
NOVA Chemicals Corp. 5.25%, 8/01/23(b)			125	128,734
SPCM SA 4.875%, 9/15/25(b)			200	201,540

				330,274

COMMUNICATIONS– MEDIA–0.1%
CSC Holdings LLC 6.75%, 11/15/21			45	48,265
SFR Group SA 5.375%, 5/15/22 (b)		EUR	195	241,144

				289,409

COMMUNICATIONS– TELECOMMUNI- CATIONS–0.1%
CenturyLink, Inc. Series Y 7.50%, 4/01/24	U.S.$		25	24,953
Sprint Capital Corp. 6.90%, 5/01/19			370	386,309

				411,262

CONSUMER CYCLICAL– OTHER–0.1%
International Game Technology PLC 6.25%, 2/15/22(b)			200	215,654
KB Home 4.75%, 5/15/19			107	108,900

				324,554

CONSUMER NON- CYCLICAL–0.1%
Valeant Pharmaceuticals International, Inc. 6.125%, 4/15/25(b)			135	124,022

AB Variable Products Series Fund

	Principal Amount (000)			U.S. $ Value

ENERGY–0.2%
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43	U.S.$		111	$81,030
Nabors Industries, Inc. 5.50%, 1/15/23			212	205,882
PDC Energy, Inc. 5.75%, 5/15/26(b)			137	140,300
SM Energy Co. 6.50%, 1/01/23			14	14,275

				441,487

TRANSPORTATION– SERVICES–0.0%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(b)			94	93,095

				2,014,103

FINANCIAL INSTITUTIONS–0.5%
BANKING–0.4%
Banco Bilbao Vizcaya Argentaria SA 6.125%, 11/16/27(d)			200	207,072
Bank of America Corp. Series Z 6.50%, 10/23/24(d)			79	89,672
Barclays Bank PLC 6.86%, 6/15/32(b)(d)			44	53,020
Goldman Sachs Group, Inc. (The) Series P 5.00%, 11/10/22(d)			142	140,468
Intesa Sanpaolo SpA Series E 3.928%, 9/15/26(b)		EUR	190	249,877
Royal Bank of Scotland Group PLC 2.001% (EURIBOR 3 Month + 2.33%), 3/31/18(b)(d)(f)			100	118,377
8.625%, 8/15/21(d)	U.S.$		200	224,996
Series U 4.015% (LIBOR 3 Month + 2.32%), 9/30/27(d)(f)			200	198,542
Standard Chartered PLC 2.888% (LIBOR 3 Month + 1.51%), 1/30/27(b)(d)(f)			200	187,658

				1,469,682

FINANCE–0.1%
Navient Corp. 6.625%, 7/26/21			170	179,552

				1,649,234

Total Corporates–Non-Investment Grade (cost $3,619,532)				3,663,337

EMERGING MARKETS–TREASURIES–0.3%
BRAZIL–0.3%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/27 (cost $653,097)		BRL	2,590	$772,430

QUASI-SOVEREIGNS–0.2%
QUASI-SOVEREIGN BONDS–0.2%
CHILE–0.1%
Corp. Nacional del Cobre de Chile 3.625%, 8/01/27(b)	U.S.$		265	265,286

MEXICO–0.1%
Petroleos Mexicanos 4.625%, 9/21/23			226	232,498
6.50%, 3/13/27(b)			100	109,500

				341,998

Total Quasi-Sovereigns (cost $593,223)				607,284

LOCAL GOVERNMENTS–US MUNICIPAL BONDS–0.2%
CALIFORNIA–0.2%
State of California Series 2010 7.625%, 3/01/40 (cost $350,306)			345	539,735

EMERGING MARKETS–CORPORATE BONDS–0.1%
INDUSTRIAL–0.1%
CAPITAL GOODS–0.0%
Odebrecht Finance Ltd. 5.25%, 6/27/29(b)			217	60,912

CONSUMER NON-CYCLICAL–0.1%
Minerva Luxembourg SA 6.50%, 9/20/26(b)			200	205,950

ENERGY–0.0%
Petrobras Global Finance BV 6.125%, 1/17/22			5	5,306
6.25%, 3/17/24			124	131,285

				136,591

Total Emerging Markets–Corporate Bonds (cost $553,539)				403,453

GOVERNMENTS–SOVEREIGN BONDS–0.1%
MEXICO–0.1%
Mexico Government International Bond 4.125%, 1/21/26(c) (cost $209,092)			200	207,950

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

	Principal Amount (000)			U.S. $ Value

SHORT-TERM INVESTMENTS–9.7%
AGENCY DISCOUNT NOTE–4.0%
Federal Home Loan Bank Discount Notes Zero Coupon, 1/05/18-3/09/18 (cost $12,252,245)	U.S.$		12,259	$12,252,245

TIME DEPOSIT–3.3%
State Street Time Deposit 0.12%, 1/02/18 (cost $10,134,361)			10,134	10,134,361

GOVERNMENTS–TREASURIES–2.4%
JAPAN–2.4%
Japan Treasury Discount Bill Series 729 Zero Coupon, 4/05/18 (cost $7,146,005)		JPY	810,000	7,192,303

Total Short-Term Investments (cost $29,532,611)				29,578,909

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–104.1% (cost $267,899,468)				315,808,691

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.4%
INVESTMENT COMPANIES–0.4%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.12%(i)(j)(k) (cost $1,219,736)			1,219,736	1,219,736

TOTAL INVESTMENTS–104.5% (cost $269,119,204)				317,028,427
Other assets less liabilities–(4.5)%				(13,630,415)

NET ASSETS–100.0%				$303,398,012

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Notional (000)	Original Value	Value at December 31, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 5 Yr (CBT) Futures	75	March 2018	USD 7,500	$8,751,577	$8,712,305	$(39,272)
U.S. T-Note 10 Yr (CBT) Futures	19	March 2018	USD 1,900	2,369,860	2,356,891	(12,969)
U.S. Ultra Bond (CBT) Futures	54	March 2018	USD 5,400	8,978,069	9,053,437	75,368
Sold Contracts
10 Yr Mini JGB Futures	8	March 2018	JPY 80,000	1,070,853	1,070,974	(121)
Euro-BOBL Futures	47	March 2018	EUR 4,700	7,461,677	7,421,872	39,805
U.S. T-Note 2 Yr (CBT) Futures	11	March 2018	USD 2,200	2,358,284	2,355,203	3,081

						$65,892

AB Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	BRL	3,129	USD	946	1/03/18	$2,594
Bank of America, NA	USD	945	BRL	3,129	1/03/18	(1,595)
Bank of America, NA	CHF	2,100	USD	2,141	1/22/18	(17,019)
Bank of America, NA	USD	25	RUB	1,492	1/25/18	539
Bank of America, NA	BRL	3,129	USD	941	2/02/18	1,097
Bank of America, NA	CNY	5,839	USD	873	2/07/18	(21,675)
Bank of America, NA	USD	74	INR	4,790	3/12/18	446
Barclays Bank PLC	USD	151	CNY	1,003	2/07/18	2,796
Barclays Bank PLC	CHF	528	USD	534	2/14/18	(9,431)
Barclays Bank PLC	USD	1,032	CHF	1,020	2/14/18	18,220
Barclays Bank PLC	USD	153	TWD	4,547	3/08/18	1,838
Barclays Bank PLC	EUR	444	USD	525	3/14/18	(9,461)
BNP Paribas SA	CNY	7,665	USD	1,152	2/07/18	(22,667)
Brown Brothers Harriman & Co.	USD	540	CHF	528	2/14/18	3,038
Citibank, NA	CZK	69,863	USD	3,235	1/19/18	(49,297)
Citibank, NA	USD	97	RUB	5,868	1/25/18	4,938
Citibank, NA	CNY	1,883	USD	281	2/07/18	(7,603)
Citibank, NA	JPY	114,785	USD	1,017	2/14/18	(3,239)
Citibank, NA	USD	1,712	AUD	2,237	2/14/18	33,350
Citibank, NA	USD	674	JPY	76,067	2/14/18	2,146
Credit Suisse International	BRL	2,241	USD	693	1/03/18	17,596
Credit Suisse International	USD	677	BRL	2,241	1/03/18	(1,859)
Credit Suisse International	KRW	716,492	USD	640	1/18/18	(31,561)
Credit Suisse International	USD	2,678	GBP	2,012	2/14/18	42,427
Credit Suisse International	USD	1,664	JPY	185,042	2/14/18	(18,846)
Deutsche Bank AG	BRL	888	USD	275	1/03/18	7,313
Deutsche Bank AG	USD	268	BRL	888	1/03/18	(736)
Deutsche Bank AG	CAD	1,909	USD	1,505	2/14/18	(14,334)
Deutsche Bank AG	USD	1,423	SEK	11,827	2/14/18	22,443
Deutsche Bank AG	USD	675	EUR	568	3/14/18	9,021
Goldman Sachs Bank USA	USD	3,247	CZK	69,863	1/19/18	36,669
Goldman Sachs Bank USA	BRL	421	USD	127	2/02/18	220
JPMorgan Chase Bank, NA	USD	937	CAD	1,190	2/14/18	10,612
JPMorgan Chase Bank, NA	TWD	12,515	USD	422	3/08/18	(3,376)
JPMorgan Chase Bank, NA	INR	131,869	USD	2,012	3/12/18	(41,392)
Royal Bank of Scotland PLC	JPY	925,000	USD	8,161	1/25/18	(56,600)
Royal Bank of Scotland PLC	EUR	446	USD	521	2/14/18	(15,399)
Royal Bank of Scotland PLC	GBP	1,068	USD	1,412	2/14/18	(31,762)
Royal Bank of Scotland PLC	USD	791	GBP	598	2/14/18	17,784
Standard Chartered Bank	KRW	42,820	USD	38	1/18/18	(2,312)
Standard Chartered Bank	USD	357	KRW	386,137	1/18/18	4,816
Standard Chartered Bank	EUR	1,804	USD	2,142	1/22/18	(24,050)
Standard Chartered Bank	USD	388	CNY	2,568	2/07/18	5,905
State Street Bank & Trust Co.	KRW	76,887	USD	68	1/18/18	(4,155)
State Street Bank & Trust Co.	JPY	5,251	USD	46	1/25/18	(217)
State Street Bank & Trust Co.	CNY	162	USD	25	2/07/18	(280)
State Street Bank & Trust Co.	AUD	433	USD	328	2/14/18	(9,644)

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	CAD	48	USD	38	2/14/18	$(700)
State Street Bank & Trust Co.	CHF	51	USD	52	2/14/18	(697)
State Street Bank & Trust Co.	EUR	1,479	USD	1,750	2/14/18	(28,490)
State Street Bank & Trust Co.	GBP	192	USD	256	2/14/18	(3,318)
State Street Bank & Trust Co.	HKD	3,932	USD	505	2/14/18	1,065
State Street Bank & Trust Co.	HUF	26,164	USD	99	2/14/18	(2,322)
State Street Bank & Trust Co.	ILS	378	USD	107	2/14/18	(1,548)
State Street Bank & Trust Co.	JPY	27,702	USD	248	2/14/18	1,562
State Street Bank & Trust Co.	JPY	37,445	USD	332	2/14/18	(1,201)
State Street Bank & Trust Co.	NOK	3,706	USD	460	2/14/18	7,916
State Street Bank & Trust Co.	NOK	3,077	USD	370	2/14/18	(4,850)
State Street Bank & Trust Co.	SEK	12,506	USD	1,495	2/14/18	(32,882)
State Street Bank & Trust Co.	USD	925	AUD	1,213	2/14/18	21,298
State Street Bank & Trust Co.	USD	126	AUD	161	2/14/18	(140)
State Street Bank & Trust Co.	USD	429	CHF	423	2/14/18	6,347
State Street Bank & Trust Co.	USD	1,625	EUR	1,378	2/14/18	32,050
State Street Bank & Trust Co.	USD	771	GBP	578	2/14/18	10,926
State Street Bank & Trust Co.	USD	504	HKD	3,932	2/14/18	(434)
State Street Bank & Trust Co.	USD	98	HUF	26,164	2/14/18	3,028
State Street Bank & Trust Co.	USD	416	JPY	46,640	2/14/18	(1,246)
State Street Bank & Trust Co.	USD	233	NOK	1,891	2/14/18	(2,371)
State Street Bank & Trust Co.	USD	43	NZD	61	2/14/18	492
State Street Bank & Trust Co.	USD	125	PLN	446	2/14/18	3,117
State Street Bank & Trust Co.	USD	58	TRY	231	2/14/18	2,130
State Street Bank & Trust Co.	EUR	924	USD	1,094	3/12/18	(19,427)
State Street Bank & Trust Co.	CAD	238	USD	186	3/14/18	(3,606)
State Street Bank & Trust Co.	EUR	470	USD	553	3/14/18	(12,893)
State Street Bank & Trust Co.	GBP	219	USD	294	3/14/18	(2,218)
State Street Bank & Trust Co.	JPY	30,670	USD	273	3/14/18	(467)
State Street Bank & Trust Co.	MXN	4,675	USD	240	3/14/18	5,409
State Street Bank & Trust Co.	NOK	1,904	USD	228	3/14/18	(4,558)
State Street Bank & Trust Co.	NZD	120	USD	84	3/14/18	(1,301)
State Street Bank & Trust Co.	SEK	1,393	USD	166	3/14/18	(4,191)
State Street Bank & Trust Co.	USD	276	AUD	365	3/14/18	9,179
State Street Bank & Trust Co.	USD	65	CAD	83	3/14/18	1,532
State Street Bank & Trust Co.	USD	292	CHF	286	3/14/18	3,000
State Street Bank & Trust Co.	USD	202	JPY	22,746	3/14/18	201
State Street Bank & Trust Co.	USD	449	SEK	3,748	3/14/18	10,088
State Street Bank & Trust Co.	USD	213	SGD	287	3/14/18	2,141

						$(160,081)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at December 31, 2017	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 29, 5 Year Index, 12/20/22*	(5.00)%	Quarterly	3.07%	USD 150	$(12,671)	$(10,667)	$(2,004)

*	Termination date

AB Variable Products Series Fund

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	1,280	11/14/19	1.863%	3 Month LIBOR	Semi-Annual/Quarterly	$3,610	$—	$3,610
USD	4,520	12/12/19	1.997%	3 Month LIBOR	Semi-Annual/Quarterly	4,441	—	4,441
SEK	9,070	3/31/22	3 Month STIBOR	0.341%	Quarterly/Annual	2,336	4	2,332
NZD	1,865	3/31/22	3 Month BKBM	2.936%	Quarterly/Semi-Annual	22,162	—	22,162
USD	430	6/09/25	2.488%	3 Month LIBOR	Semi-Annual/Quarterly	(4,718)	—	(4,718)
USD	1,560	11/10/25	2.256%	3 Month LIBOR	Semi-Annual/Quarterly	9,100	—	9,100
USD	142	6/28/26	1.460%	3 Month LIBOR	Semi-Annual/Quarterly	10,118	—	10,118
USD	185	4/26/27	2.287%	3 Month LIBOR	Semi-Annual/Quarterly	1,466	—	1,466
GBP	9,800	11/07/19	6 Month LIBOR	0.790%	Semi-Annual/Semi-Annual	8,371	(67)	8,438
GBP	1,850	11/07/22	1.032%	6 Month LIBOR	Semi-Annual/Semi-Annual	(2,376)	29	(2,405)
USD	295	11/08/26	1.657%	3 Month LIBOR	Semi-Annual/Quarterly	16,683		16,683

						$71,193	$(34)	$71,227

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at December 31, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA
Sprint Communications, Inc., 7.000%, 8/15/20, 6/20/19*	(5.00)%	Quarterly	0.82%	USD	172	$(10,343)	$(3,098)	$(7,245)
Sprint Communications, Inc., 7.000%, 8/15/20, 6/20/19*	(5.00)	Quarterly	0.82	USD	198	(11,907)	(3,698)	(8,209)
Citigroup Global Markets, Inc.
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	17	(32)	218	(250)
Credit Suisse International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	620	(1,176)	7,878	(9,054)
CDX-CMBX.NA.AAA Series 9,9/17/58*	(0.50)	Monthly	0.47	USD	5	(10)	46	(56)
Deutsche Bank AG
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	207	(392)	2,836	(3,228)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	775	(1,471)	8,329	(9,800)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	233	(442)	2,483	(2,925)
Goldman Sachs International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	226	(428)	3,071	(3,499)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	51	(97)	491	(588)

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at December 31, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.80%	USD	60	$(8,743)	$(8,320)	$(423)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	55	(8,015)	(7,808)	(207)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	210	(30,601)	(27,173)	(3,428)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	69	(10,066)	(11,075)	1,009
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	11	(1,605)	(1,853)	248
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	70	(10,206)	(10,907)	701
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	35	(5,100)	(4,460)	(640)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	75	(10,935)	(11,633)	698
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	165	(24,043)	(11,160)	(12,883)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	48	(6,994)	(3,470)	(3,524)
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	156	(22,732)	(13,416)	(9,316)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	8	(1,165)	(980)	(185)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	48	(6,994)	(6,324)	(670)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	53	(7,723)	(6,339)	(1,384)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	52	(7,578)	(6,217)	(1,361)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	79	(11,511)	(8,898)	(2,613)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	232	(33,806)	(17,000)	(16,806)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	9	(1,311)	(540)	(771)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	64	(9,326)	(4,436)	(4,890)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	47	(6,848)	(4,246)	(2,602)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	4	(583)	(375)	(208)

AB Variable Products Series Fund

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at December 31, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.80%	USD	8	$(1,165)	$(763)	$(402)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	8	(1,165)	(826)	(339)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	15	(2,186)	(1,693)	(493)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	78	(11,366)	(11,099)	(267)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	172	(25,063)	(23,842)	(1,221)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	53	(7,723)	(5,904)	(1,819)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	58	(8,462)	(9,912)	1,450
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	82	(11,963)	(14,215)	2,252
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	75	(10,941)	(12,054)	1,113
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	5	(729)	(794)	65
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	272	(39,635)	(13,908)	(25,727)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	230	(33,514)	(19,144)	(14,370)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	170	(24,772)	(13,588)	(11,184)

						$(430,867)	$(275,816)	$(155,051)

*	Termination date

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the aggregate market value of these securities amounted to $17,924,333 or 5.9% of net assets.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(f)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at December 31, 2017.

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.16% of net assets as of December 31, 2017, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 8.052%, 4/25/26	4/29/16	$126,851	$129,689	0.04%
H/2 Asset Funding NRE Series 2015-1A 3.202%, 6/24/49	6/19/15	132,516	132,516	0.04%
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 5.802%, 11/25/24	11/06/15	31,634	34,838	0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 6.802%, 11/25/25	9/28/15	143,493	162,424	0.05%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 7.052%, 11/25/25	9/28/15	40,473	48,005	0.02%

(h)	Inverse interest only security.
(i)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(j)	The rate shown represents the 7-day yield as of period end.
(l)	Affiliated investments.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

CZK—Czech Koruna

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

HUF—Hungarian Forint

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

PLN—Polish Zloty

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

TRY—Turkish Lira

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ADR—American Depositary Receipt

BKBM—Bank Bill Benchmark (New Zealand)

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAHY—North American High Yield Credit Default Swap Index

CMBS—Commercial Mortgage-Backed Securities

AB Variable Products Series Fund

CPI—Consumer Price Index

EURIBOR—Euro Interbank Offered Rate

GDR—Global Depositary Receipt

LIBOR—London Interbank Offered Rates

REG—Registered Shares

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

STIBOR—Stockholm Interbank Offered Rate

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2017	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $267,899,468)	$315,808,691	(a)
Affiliated issuers (cost $1,219,736—investment of cash collateral for securities loaned)	1,219,736
Cash	1,595
Cash collateral due from broker	468,682
Foreign currencies, at value (cost $4,425,911)	4,482,249
Interest and dividends receivable	815,675
Unrealized appreciation on forward currency exchange contracts	367,289
Receivable for investment securities sold and foreign currency transactions	286,614
Receivable for capital stock sold	59,666
Receivable for variation margin on futures	33,234
Upfront premiums paid on credit default swaps	25,352
Unrealized appreciation on credit default swaps	7,536

Total assets	323,576,319

LIABILITIES
Payable for investment securities purchased and foreign currency transactions	17,509,689
Payable for collateral received on securities loaned	1,219,736
Unrealized depreciation on forward currency exchange contracts	527,370
Upfront premiums received on credit default swaps	301,168
Unrealized depreciation on credit default swaps	162,587
Advisory fee payable	141,498
Distribution fee payable	58,136
Payable for capital stock redeemed	56,723
Administrative fee payable	13,617
Payable for variation margin on exchange traded swaps	8,989
Transfer Agent fee payable	97
Accrued expenses	178,697

Total liabilities	20,178,307

NET ASSETS	$303,398,012

COMPOSITION OF NET ASSETS
Capital stock, at par	$25,832
Additional paid-in capital	231,878,608
Undistributed net investment income	3,838,099
Accumulated net realized gain on investment and foreign currency transactions	19,868,315
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	47,787,158

	$303,398,012

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$29,327,976	2,471,900	$11.86
B	$274,070,036	23,360,562	$11.73

(a)	Includes securities on loan with a value of $1,189,226 (see Note E).

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2017	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $194,841)	$3,807,821
Affiliated issuers	5,810
Interest	2,966,898
Securities lending income	1,450

6,781,979

EXPENSES
Advisory fee (see Note B)	1,672,136
Distribution fee—Class B	683,763
Transfer agency—Class A	645
Transfer agency—Class B	5,819
Custodian	225,285
Audit and tax	102,269
Printing	57,101
Administrative	53,887
Legal	37,189
Directors’ fees	28,561
Miscellaneous	23,763

Total expenses	2,890,418
Less: expenses waived and reimbursed by the Adviser (see Note E)	(1,130)

Net expenses	2,889,288

Net investment income	3,892,691

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	21,986,137
Forward currency exchange contracts	(428,424)
Futures	492,972
Swaps	(43,204)
Swaptions written	17,827
Foreign currency transactions	(302,151)
Net change in unrealized appreciation/depreciation of:
Investments	18,381,050
Forward currency exchange contracts	(117,118)
Futures	192,633
Swaps	(54,051)
Swaptions written	(9,703)
Foreign currency denominated assets and liabilities	157,169

Net gain on investment and foreign currency transactions	40,273,137

Contributions from Affiliates (see Note B)	521

NET INCREASE IN NET ASSETS FROM OPERATIONS	$44,166,349

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$3,892,691	$4,823,445
Net realized gain on investment and foreign currency transactions	21,723,157	3,164,927
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	18,549,980	5,683,604
Contributions from Affiliates (see Note B)	521	30

Net increase in net assets from operations	44,166,349	13,672,006
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(646,765)	(652,050)
Class B	(4,907,858)	(5,122,504)
Net realized gain on investment transactions
Class A	(256,844)	(2,087,516)
Class B	(2,233,659)	(18,962,700)
CAPITAL STOCK TRANSACTIONS
Net decrease	(35,588,392)	(15,624,524)

Total increase (decrease)	532,831	(28,777,288)
NET ASSETS
Beginning of period	302,865,181	331,642,469

End of period (including undistributed net investment income of $3,838,099 and $5,292,864, respectively)	$303,398,012	$302,865,181

  See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2017	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Balanced Wealth Strategy Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to maximize total return consistent with the determination of AllianceBernstein L.P. (the “Adviser”) of reasonable risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fifteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are

AB Variable Products Series Fund

value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2017:

	Level 1		Level 2		Level 3		Total
Investments in Securities
Assets:
Common Stocks:
Information Technology	$29,035,098		$6,091,230		$–0	–	$35,126,328
Real Estate	21,591,158		8,622,105		–0	–	30,213,263
Financials	19,515,266		9,195,199		–0	–	28,710,465
Health Care	19,611,301		3,555,631		–0	–	23,166,932
Consumer Discretionary	13,765,783		4,807,232		–0	–	18,573,015
Consumer Staples	11,182,104		4,896,855		–0	–	16,078,959
Industrials	8,188,533		5,538,187		–0	–	13,726,720
Energy	7,174,687		1,199,019		–0	–	8,373,706
Materials	3,901,490		3,537,434		–0	–	7,438,924
Utilities	3,419,067		877,944		–0	–	4,297,011
Telecommunication Services	2,361,591		1,740,032		–0	–	4,101,623
Transportation	–0	–	534,200		–0	–	534,200
Banks	–0	–	372,005		–0	–	372,005
Mortgage Pass-Throughs	–0	–	23,253,186		–0	–	23,253,186
Corporates—Investment Grade	–0	–	22,563,565		–0	–	22,563,565
Governments—Treasuries	–0	–	12,938,460		–0	–	12,938,460
Asset-Backed Securities	–0	–	7,878,420		1,812,622		9,691,042
Commercial Mortgage-Backed Securities	–0	–	6,791,040		1,545,137		8,336,177
Collateralized Mortgage Obligations	–0	–	6,440,424		–0	–	6,440,424
Inflation-Linked Securities	–0	–	6,099,588		–0	–	6,099,588
Corporates—Non-Investment Grade	–0	–	3,663,337		–0	–	3,663,337
Emerging Markets—Treasuries	–0	–	772,430		–0	–	772,430
Quasi-Sovereigns	–0	–	607,284		–0	–	607,284
Local Governments—US Municipal Bonds	–0	–	539,735		–0	–	539,735
Emerging Markets—Corporate Bonds	–0	–	403,453		–0	–	403,453
Governments—Sovereign Bonds	–0	–	207,950		–0	–	207,950
Short-Term Investments:
Agency Discount Notes	–0	–	12,252,245		–0	–	12,252,245
Time Deposits	–0	–	10,134,361		–0	–	10,134,361
Governments—Treasuries	–0	–	7,192,303		–0	–	7,192,303
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,219,736		–0	–	–0	–	1,219,736

Total Investments in Securities	140,965,814		172,704,854		3,357,759		317,028,427

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

	Level 1		Level 2		Level 3		Total
Other Financial Instruments(a):
Assets:
Futures	$118,254		$–0	–	$–0	–	$118,254	(b)
Forward Currency Exchange Contracts	–0	–	367,289		–0	–	367,289
Centrally Cleared Interest Rate Swaps	–0	–	78,287		–0	–	78,287	(b)
Liabilities:
Futures	(52,362)		–0	–	–0	–	(52,362	)(b)
Forward Currency Exchange Contracts	–0	–	(527,370)		–0	–	(527,370)
Centrally Cleared Credit Default Swaps	–0	–	(12,671)		–0	–	(12,671	)(b)
Centrally Cleared Interest Rate Swaps	–0	–	(7,094)		–0	–	(7,094	)(b)
Credit Default Swaps	–0	–	(430,867)		–0	–	(430,867)

Total(c)(d)	$141,031,706		$172,172,428		$3,357,759		$316,561,893

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments. Exchange-traded swaps with upfront premiums are presented here as market value.

(c)	There were no transfers from Level 1 to Level 2 during the reporting period.

(d)	An amount of $4,352,281 was transferred from Level 2 to Level 1 as the above mentioned foreign equity fair valuation by the third party vendor was not applied during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks		Commercial Mortgage- Backed Securities		Asset- Backed Securities
Balance as of 12/31/16	$9,230		$4,024,522		$828,021
Accrued discounts/(premiums)	–0	–	(2,293)		510
Realized gain (loss)	(36,058)		(219,672)		5,757
Change in unrealized appreciation/depreciation	150,967		195,089		(1,756)
Purchases/Payups	–0	–	375,000		1,584,656
Sales/Paydowns	(124,139)		(2,827,509)		(604,566)
Transfers in to Level 3	–0	–	–0	–	–0	–
Transfers out of Level 3	–0	–	–0	–	–0	–

Balance as of 12/31/17	$–0	–	$1,545,137		$1,812,622

Net change in unrealized appreciation/depreciation from investments held as of 12/31/17(a)	$–0–		$34,750		$(1,196)

AB Variable Products Series Fund

	Total
Balance as of 12/31/16	$4,861,773
Accrued discounts/(premiums)	(1,783)
Realized gain (loss)	(249,973)
Change in unrealized appreciation/depreciation	344,300
Purchases/Payups	1,959,656
Sales/Paydowns	(3,556,214)
Transfers in to Level 3	–0	–
Transfers out of Level 3	–0	–

Balance as of 12/31/17	$3,357,759

Net change in unrealized appreciation/depreciation from investments held as of 12/31/17(a)	$33,554

(a)	The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) on investments and other financial instruments in the accompanying statement of operations.

As of December 31, 2017, all Level 3 securities were priced by third party vendors and by brokers.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .75% and 1.00% of daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2017, there were no expenses waived by the Adviser.

During the years ended December 31, 2017 and December 31, 2016, the Adviser reimbursed the Portfolio $521 and $30, respectively, for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2017, the reimbursement for such services amounted to $53,887.

Brokerage commissions paid on investment transactions for the year ended December 31, 2017 amounted to $97,716, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,163 for the year ended December 31, 2017.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments,

AB Variable Products Series Fund

Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2017 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$120,832,062	$164,948,772
U.S. government securities	193,613,268	187,916,940

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$271,397,008

Gross unrealized appreciation	$52,184,563
Gross unrealized depreciation	(6,485,659)

Net unrealized appreciation	$45,698,904

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2017, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2017, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

AB Variable Products Series Fund

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended December 31, 2017, the Portfolio held purchased swaptions for hedging and non-hedging purposes.

During the year ended December 31, 2017, the Portfolio held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended December 31, 2017, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same referenced obligations with the same counterparty. As of December 31, 2017, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the

AB Variable Products Series Fund

agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended December 31, 2017, the Portfolio held credit default swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty tables below.

During the year ended December 31, 2017, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$118,254	*	Receivable/Payable for variation margin on futures	$52,362	*
Credit contracts				Receivable/Payable for variation margin on exchange traded swaps	2,004	*
Interest rate contracts	Receivable/Payable for variation margin on exchange traded swaps	78,350	*	Receivable/Payable for variation margin on exchange traded swaps	7,123	*
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	367,289		Unrealized depreciation on forward currency exchange contracts	527,370
Credit contracts	Unrealized appreciation on credit default swaps	7,536		Unrealized depreciation on credit default swaps	162,587

Total		$571,429			$751,446

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$492,972	$192,633
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(428,424)	(117,118)

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(9,796)	$(1,305)
Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	17,827	(9,703)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	15,202	23,578
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(58,406)	(77,629)

Total		$29,375	$10,456

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2017:

Futures:
Average original value of buy contracts	$28,652,647
Average original value of sale contracts	$8,306,204	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$16,228,424
Average principal amount of sale contracts	$27,598,687
Purchased Options:
Average monthly cost	$9,771	(b)
Swaptions Written:
Average notional amount	$6,395,000	(c)
Interest Rate Swaps:
Average notional amount	$2,046,000	(d)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$23,003,198
Credit Default Swaps:
Average notional amount of buy contracts	$1,428,000
Average notional amount of sale contracts	$2,322,538
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$1,289,738
Average notional amount of sale contracts(c)	$160,000

(a)	Positions were open for ten months during the year.

(b)	Positions were open for two months during the year.

(c)	Positions were open for one month during the year.

(d)	Positions were open for four months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and

AB Variable Products Series Fund

net of the related collateral received/pledged by the Portfolio as of December 31, 2017. Exchange-traded derivatives are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, NA	$4,676	$(4,676)	$–0	–	$–0	–	$–0	–
Barclays Bank PLC	22,854	(18,892)	–0	–	–0	–	3,962
Brown Brothers Harriman & Co.	3,038	–0	–	–0	–	–0	–	3,038
Citibank, NA	40,434	(40,434)	–0	–	–0	–	–0	–
Credit Suisse International	60,023	(60,023)	–0	–	–0	–	–0	–
Deutsche Bank AG	38,777	(38,777)	–0	–	–0	–	–0	–
Goldman Sachs Bank USA	36,889	(36,889)	–0	–	–0	–	–0	–
JPMorgan Chase Bank, NA	10,612	(10,612)	–0	–	–0	–	–0	–
Royal Bank of Scotland PLC	17,784	(17,784)	–0	–	–0	–	–0	–
Standard Chartered Bank	10,721	(10,721)	–0	–	–0	–	–0	–
State Street Bank & Trust Co.	121,481	(121,481)	–0	–	–0	–	–0	–

Total	$367,289	$(360,289)	$–0	–	$–0	–	$7,000	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America, NA	$40,289	$(4,676)	$–0	–	$–0	–	$35,613
Barclays Bank PLC	18,892	(18,892)	–0	–	–0	–	–0	–
BNP Paribas SA	22,667	–0	–	–0	–	–0	–	22,667
Citibank, NA	82,389	(40,434)	–0	–	–0	–	41,955
Citigroup Global Markets, Inc.	69,268	–0	–	–0	–	–0	–	69,268
Credit Suisse International	100,524	(60,023)	–0	–	–0	–	40,501
Deutsche Bank AG	110,195	(38,777)	–0	–	–0	–	71,418
Goldman Sachs International	195,966	(36,889)	–0	–	–0	–	159,077
JPMorgan Chase Bank, NA	44,768	(10,612)	–0	–	–0	–	34,156
Royal Bank of Scotland PLC	103,761	(17,784)	–0	–	–0	–	85,977
Standard Chartered Bank	26,362	(10,721)	–0	–	–0	–	15,641
State Street Bank & Trust Co.	143,156	(121,481)	–0	–	–0	–	21,675

Total	$958,237	$(360,289)	$–0	–	$–0	–	$597,948	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

3. TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended December 31, 2017, the Portfolio earned drop income of $205,639 which is included in interest income in the accompanying statement of operations.

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2017, the Portfolio had securities on loan with a value of $1,189,226 and had received cash collateral which has been invested into AB Government Money Market Portfolio of $1,219,736. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $1,450 and $5,810 from the borrowers and AB Government Money Market Portfolio, respectively, for the year ended December 31, 2017; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Portfolio in the AB Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of AB Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2017, such waiver amounted to $1,130. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

A summary of the Portfolio’s transactions in shares of AB Government Money Market Portfolio for the year ended December 31, 2017 is as follows:

Market Value 12/31/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/17 (000)
$655	$18,533	$17,968	$1,220

AB Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Class A
Shares sold	177,869	129,847	$2,060,513	$1,429,054
Shares issued in reinvestment of dividends and distributions	80,751	256,995	903,608	2,739,565
Shares redeemed	(645,720)	(568,590)	(7,353,598)	(6,140,574)

Net decrease	(387,100)	(181,748)	$(4,389,477)	$(1,971,955)

Class B
Shares sold	1,027,911	2,276,658	$11,533,980	$24,482,089
Shares issued in reinvestment of dividends	645,124	2,282,958	7,141,518	24,085,204
Shares redeemed	(4,477,191)	(5,822,726)	(49,874,413)	(62,219,862)

Net decrease	(2,804,156)	(1,263,110)	$(31,198,915)	$(13,652,569)

At December 31, 2017, certain shareholders of the Portfolio owned 62% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Allocation Risk—The allocation of investments among different investment styles, such as equity or debt, growth or value, U.S. or non-U.S. securities, or diversification strategies, may have a more significant effect on the Portfolio’s net asset value, or NAV, when one of these investment strategies is performing more poorly than others.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Real Assets Risk—The Portfolio’s investments in securities linked to real assets involve significant risks, including financial, operating and competitive risks. Investments in securities linked to real assets expose the Portfolio to adverse macroeconomic conditions, such as a rise in interest rates or a downturn in the economy in which the asset is located. The Portfolio’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies are subject to market and selection risk. In addition, Contractholders invested in the Portfolio bear both their proportionate share of expenses in the Portfolio (including management fees) and, indirectly, the expenses of the investment companies (to the extent these expenses are not waived or reimbursed by the Adviser).

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2017.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2017 and December 31, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$5,554,623	$5,774,554
Net long-term capital gains	$2,490,503	$21,050,216

Total taxable distributions	$8,045,126	$26,824,770

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$6,199,025
Undistributed capital gains	19,537,691
Unrealized appreciation/(depreciation)	45,756,856	(a)

Total accumulated earnings/(deficit)	$71,493,572

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the tax treatment of passive foreign investment companies (PFICs), and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2017, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of partnership investments, foreign currency reclassifications, paydown gain/loss reclassifications, contributions from the Adviser, and the tax treatment of corporate restructurings, resulted in a net increase in undistributed net investment income, a net decrease in accumulated net realized gain on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

AB Variable Products Series Fund

NOTE J: Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K: Subsequent Events

At meetings held on February 6-7, 2018, the Board approved certain changes to the Portfolio’s principal strategies, which do not require stockholder approval and will take effect on or about May 1, 2018. There is no change to the Portfolio’s investment objective, and the Portfolio will continue to allocate its assets among a variety of asset classes, including equity, fixed-income and other “diversifying” asset classes such as real assets. The Portfolio will continue to pursue a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world. In addition, the Adviser expects that the Portfolio will continue to normally invest a greater percentage of its total assets in equity securities than in fixed-income securities.

Beyond these broad similarities, certain important aspects of the Portfolio’s management will change, including:

•

The explicit and static asset class allocation targets for the Portfolio will be revised. Under the Portfolio’s revised principal strategies, under normal market conditions at least 25% of the Portfolio’s total assets will be invested in equity securities and at least 25% of total assets will be invested in fixed-income securities.

•

The equity portion of the Portfolio will be broadened to include allocations to small- and mid-cap and emerging market companies. The specialized equity allocations of the Portfolio (e.g., allocations to small- and mid-cap and emerging market companies) will generally be achieved through investments in other mutual funds advised by the Adviser, as will large-cap international equity allocations.

•	As to real assets, exposure will be broadened beyond real estate, with allocations to inflation-sensitive equity securities and in equities of companies in the natural resources sector.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolio’s financial statements through this date.

BALANCED WEALTH STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.54	$10.99	$12.16	$13.77	$12.12

Income From Investment Operations
Net investment income(a)	.17	(b)	.19	(b)†	.20	.26	.23
Net realized and unrealized gain on investment and foreign currency transactions	1.48	.34	.02	‡	.71	1.74
Contributions from Affiliates	.00	(c)	.00	(c)	–0	–	.00	(c)	–0	–

Net increase in net asset value from operations	1.65	.53	.22	.97	1.97

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.24)	(.27)	(.39)	(.32)
Distributions from net realized gain on investment transactions	(.09)	(.74)	(1.12)	(2.19)	–0	–

Total dividends and distributions	(.33)	(.98)	(1.39)	(2.58)	(.32)

Net asset value, end of period	$11.86	$10.54	$10.99	$12.16	$13.77

Total Return
Total investment return based on net asset value(d)	15.84	%*	4.69	%†	1.65	%*	7.37	%*	16.49%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,328	$30,132	$33,409	$36,882	$41,222
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.73%	.73%	.70%	.71%	.65%
Expenses, before waivers/reimbursements	.73%	.73%	.70%	.71%	.65%
Net investment income	1.51	%(b)	1.74	%(b)†	1.71%	1.96%	1.76%
Portfolio turnover rate**	108%	106%	132%	114%	117%

See footnote summary on page 55.

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.42	$10.87	$12.05	$13.65	$12.01

Income From Investment Operations
Net investment income(a)	.14	(b)	.16	(b)†	.17	.22	.19
Net realized and unrealized gain on investment and foreign currency transactions	1.47	.33	.01	‡	.71	1.74
Contributions from Affiliates	.00	(c)	.00	(c)	–0	–	.00	(c)	–0	–

Net increase in net asset value from operations	1.61	.49	.18	.93	1.93

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.20)	(.24)	(.34)	(.29)
Distributions from net realized gain on investment and foreign currency transactions	(.09)	(.74)	(1.12)	(2.19)	–0	–

Total dividends and distributions	(.30)	(.94)	(1.36)	(2.53)	(.29)

Net asset value, end of period	$11.73	$10.42	$10.87	$12.05	$13.65

Total Return
Total investment return based on net asset value(d)	15.62	%*	4.44	%†	1.29	%*	7.11	%*	16.27%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$274,070	$272,733	$298,233	$328,363	$351,355
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.98%	.98%	.95%	.96%	.90%
Expenses, before waivers/reimbursements	.98%	.98%	.95%	.96%	.90%
Net investment income	1.26	%(b)	1.49	%(b)†	1.46%	1.71%	1.49%
Portfolio turnover rate**	108%	106%	132%	114%	117%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived and reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.001	.01%	.01%

‡	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2017, December 31, 2015 and December 31, 2014 by 0.02%, 0.03% and 0.01%, respectively.

**	The Portfolio accounts for dollar roll transactions as purchases and sales.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Balanced Wealth Strategy Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Balanced Wealth Strategy Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of AB Balanced Wealth Strategy Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2018

2017 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2017. For corporate shareholders, 32.07% of dividends paid qualify for the dividends received deduction.

BALANCED WEALTH STRATEGY
PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman	Robert M. Keith, President and Chief Executive Officer
Michael J. Downey(1)	Carol C. McMullen(1)
William H. Foulk, Jr.(1)	Garry L. Moody(1)
Nancy P. Jacklin(1)	Earl D. Weiner(1)

OFFICERS
Daniel J. Loewy(2), Vice President Jess Gaspar(2), Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Multi-Asset Solutions Team. Messrs. Loewy and Gaspar are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

BALANCED WEALTH STRATEGY PORTFOLIO
MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

INTERESTED DIRECTOR

Robert M. Keith # 1345 Avenue of the Americas New York, NY 10105 57 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he has been associated since prior to 2004.	96	None

INDEPENDENT DIRECTORS

Marshall C. Turner, Jr. ## Chairman of the Board 76 (2005)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semiconductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related nonprofit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	96	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey ## 74 (2005)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	96	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

BALANCED WEALTH STRATEGY PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

INDEPENDENT DIRECTORS (continued)

William H. Foulk, Jr. ## 85 (1990)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	96	None

Nancy P. Jacklin ## 69 (2006)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	96	None

Carol C. McMullen ## 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	96	None

AB Variable Products Series Fund

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

INDEPENDENT DIRECTORS (continued)

Garry L. Moody ## 65 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardlQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	96	None

Earl D. Weiner ## 78 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	96	None

*	The address for each of the Company’s Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person”, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

BALANCED WEALTH STRATEGY PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 57	President and Chief Executive Officer	See biography above.

Daniel J. Loewy 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Jess Gaspar 49	Vice President	Senior Vice President of the Adviser, with which he has been associated since December 2016. Prior thereto, he was Managing Director and head of asset allocation and research at Commonfund from prior to 2013 until 2016.

Emilie D. Wrapp 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2013.

Joseph J. Mantineo 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2013.

Phyllis J. Clarke 57	Controller	Vice President of the ABIS**, with which she has been associated since prior to 2013.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2013.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

BALANCED WEALTH STRATEGY PORTFOLIO
CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Balanced Wealth Strategy Portfolio (the “Fund”) at a meeting held on August 1-2, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous

BALANCED WEALTH STRATEGY PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AB Variable Products Series Fund

factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a peer group and a peer universe, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap (although the directors noted that the Fund’s expense ratio was currently below the Adviser’s expense cap). The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the

AB Variable Products Series Fund

Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

VPS-BW-0151-1217

DEC    12.31.17

ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	DYNAMIC ASSET ALLOCATION PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

DYNAMIC ASSET ALLOCATION
PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2018

The following is an update of AB Variable Products Series Fund—Dynamic Asset Allocation Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2017.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to maximize total return consistent with the Adviser’s determination of reasonable risk. The Portfolio invests in a globally diversified portfolio of equity and debt securities, including exchange-traded funds (“ETFs”) and other financial instruments, and expects to enter into derivatives transactions, such as options, futures contracts, forwards and swaps to achieve market exposure. The Portfolio’s neutral weighting, from which it will make its tactical asset allocations, is 60% equity exposure and 40% debt exposure. Within these broad components, the Portfolio may invest in any type of security, including common and preferred stocks, warrants and convertible securities, government and corporate fixed-income securities, commodities, currencies, real estate-related securities and inflation-indexed securities. The Portfolio may invest in US, non-US and emerging-market issuers. The Portfolio may invest in securities of companies across the capitalization spectrum, including smaller capitalization companies. The Portfolio expects its investments in fixed-income securities to have a broad range of maturities and quality levels. The Portfolio is expected to be highly diversified across industries, sectors and countries, and will choose its positions from several market indices worldwide in a manner that is intended to track the performance (before fees and expenses) of those indices.

The Adviser will continuously monitor the risks presented by the Portfolio’s asset allocation and may make frequent adjustments to the Portfolio’s exposures to different asset classes. Using its proprietary Dynamic Asset Allocation (“DAA”) techniques, the Adviser will adjust the Portfolio’s exposure to the equity and debt markets, and to segments within those markets, in response to the Adviser’s assessment of the relative risks and returns of those segments. For example, when the Adviser determines that equity market volatility is particularly low and that, therefore, the equity markets present reasonable return opportunities, the Adviser may increase the Portfolio’s equity exposure to as much as 80%. Conversely, when the Adviser determines that the risks in the equity markets are disproportionately greater than the potential returns offered, the Adviser may reduce the Portfolio’s equity exposure significantly below the target percentage or may even decide to eliminate equity exposure altogether by increasing the Portfolio’s fixed-income exposure to 100%. This investment strategy is intended to reduce the Portfolio’s overall investment risk, but may at times result in the Portfolio underperforming the markets.

The Portfolio expects to utilize derivatives and to invest in ETFs to a significant extent. Derivatives and ETFs may provide more efficient and economical exposure to market segments than direct investments, and the Portfolio’s market exposures may at times be achieved almost entirely through the use of derivatives or through the investments in ETFs. Derivatives transactions and ETFs may also be a quicker and more efficient way to alter the Portfolio’s exposure than buying and selling direct investments. As a result, the Adviser expects to use derivatives as one of the primary tools for adjusting the Portfolio’s exposure levels from its neutral weighting. The Adviser also expects to use direct investments and ETFs to adjust the Portfolio’s exposure levels. In determining when and to what extent to enter into derivatives transactions or to invest in ETFs, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of derivatives and ETFs in making its assessment of the Portfolio’s risks.

Currency exchange rate fluctuations can have a dramatic impact on returns, significantly adding to returns in some years and greatly diminishing them in others. To the extent that the Portfolio invests in non-US dollar-denominated investments, the Adviser will integrate the risks of foreign currency exposures into its investment and asset allocation decision making. The Adviser may seek to hedge all or a portion of the currency exposure resulting from the Portfolio’s investments. The Adviser may also seek investment opportunities through currencies and currency-related derivatives.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its primary benchmark, the Morgan Stanley Capital International (“MSCI”) World Index, the Bloomberg Barclays US Treasury Index and its blended benchmark, a 60% / 40% blend of the MSCI World Index and the Bloomberg Barclays US Treasury Index, respectively, for the one- and five-year periods ended December 31, 2017, and since the Portfolio’s inception on April 1, 2011.

All share classes of the Portfolio underperformed the primary benchmark for the annual period, but outperformed the blended benchmark and the Bloomberg Barclays US Treasury Index. Throughout the period, the Portfolio held and maintained an overweight to risk

1

AB Variable Products Series Fund

assets, with global equity holdings more than that dictated by the Portfolio’s strategic asset allocation. This overweight was characterized by a regional bias towards international large-cap stocks and emerging-market stocks, due to accommodative global monetary policies, a solid economic outlook and strong corporate balance sheets. An overweight to global equities contributed to relative performance throughout the period.

In fixed-income, the Portfolio increased diversification, with modest allocations to international bonds. This allocation to non-US sovereigns was the main detractor from performance. While the Portfolio held an underweight to fixed income for most of the period, the Portfolio’s Senior Investment Management Team slightly extended bond duration to maintain defensive diversification close to the level of a strategic normal allocation, but closed the year underweight to duration. An underweight to global fixed income contributed to performance. In currency management, the Portfolio held an underweight to the US dollar relative to the Portfolio’s strategic asset allocation for most of 2017, but moved closer to neutral in the fourth quarter. This underweight to the US dollar was paired with an overweight to the euro, which contributed to performance.

During the annual period, the Portfolio utilized derivatives for hedging and investment purposes in the form of currency forwards and interest rate swaps, which added to absolute returns, while futures, total return swaps and purchased swaptions detracted. Credit default swaps for investment purposes detracted from returns.

MARKET REVIEW AND INVESTMENT STRATEGY

The annual period ended December 31, 2017 marked a strong year for almost all major asset classes. Global stocks finished the period in strong positive territory, led by emerging markets and developed international markets. Global bond markets posted more modest but still positive returns. After a year that saw volatility spike and recede several times, the primary market story of 2017 revolved around extreme calm. Currency movements also played a role, as a weak US dollar strengthened returns for US dollar-based investors.

Though volatility remained low, the annual period did have several events that impacted markets. The first quarter saw the inauguration of a new US president. Following that were concerns around potential fallout from European elections, most notably in France, which abated after the most market-friendly candidate won. In the latter half of the year, rhetoric between the US and North Korea increased, which caused investors to consider the ramifications of potential geopolitical strife. Finally, near year-end, tax reform passed in the US Congress, which ended months of deliberation and negotiation. In each of these instances, the market continued to move forward, and except for minor increases, volatility remained extremely benign.

2

DYNAMIC ASSET ALLOCATION PORTFOLIO
DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The MSCI World Index and the Bloomberg Barclays US Treasury Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. The Bloomberg Barclays US Treasury Index represents the performance of US Treasuries within the US government fixed-income market. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of the Portfolio’s investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolio’s net asset value (“NAV”) when one of these asset classes is performing more poorly than others. As both the direct investments and derivatives positions will be periodically adjusted to reflect the Adviser’s view of market and economic conditions, there will be transaction costs that may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

Foreign (Non-US) Risk: The Portfolio’s investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

ETF Risk: ETFs are investment companies. When the Portfolio invests in an ETF, the Portfolio bears its share of the ETF’s expenses and runs the risk that the ETF may not achieve its investment objective.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: When the Portfolio borrows money or otherwise leverages its portfolio, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

(Disclosures and Risks continued on next page)

3

DISCLOSURES AND RISKS
(continued)	AB Variable Products Series Fund

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Real Estate Risk: The Portfolio’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts (“REITs”) may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

DYNAMIC ASSET ALLOCATION PORTFOLIO
HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2017 (unaudited)	1 Year	5 Years	Since Inception[1]
Dynamic Asset Allocation Portfolio Class A	14.67%	6.63%	5.70%
Dynamic Asset Allocation Portfolio Class B	14.32%	6.37%	5.45%
Primary Benchmark: MSCI World Index	22.40%	11.64%	9.10%
Bloomberg Barclays US Treasury Index	2.31%	1.27%	2.67%
Blended Benchmark: 60% MSCI World Index / 40% Bloomberg Barclays US Treasury Index	13.98%	7.53%	6.71%

1   Inception date: 4/1/2011.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.83% and 1.09% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

DYNAMIC ASSET ALLOCATION PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

4/1/20111 to 12/31/2017 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Dynamic Asset Allocation Portfolio Class A shares (from 4/1/20111 to 12/31/2017) as compared to the performance of the Portfolio’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 4/1/2011.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

5

DYNAMIC ASSET ALLOCATION PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,065.20	$3.96	0.76%	$3.96	0.76%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.37	$3.87	0.76%	$3.87	0.76%

Class B
Actual	$1,000	$1,064.10	$5.25	1.01%	$5.31	1.02%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.11	$5.14	1.01%	$5.19	1.02%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

DYNAMIC ASSET ALLOCATION PORTFOLIO
TEN LARGEST HOLDINGS[1]
December 31, 2017 (unaudited)	AB Variable Products Series Fund

SECURITY	U.S. $ VALUE	PERCENT OF NET ASSETS
U.S. Treasury Bonds & Notes	$171,585,860	28.4%
iShares Core MSCI Emerging Markets ETF	34,589,738	5.7
SPDR S&P MidCap 400 ETF Trust	13,812,946	2.3
Vanguard REIT ETF	11,647,488	1.9
Vanguard Global ex-U.S. Real Estate ETF	9,129,631	1.5
iShares International Developed Real Estate ETF	8,801,190	1.5
Vanguard Small-Cap ETF	7,254,467	1.2
Apple, Inc.	6,282,664	1.0
Microsoft Corp.	4,655,087	0.8
Alphabet, Inc.—Class A & Class C	4,391,714	0.7

	$272,150,785	45.0%

PORTFOLIO BREAKDOWN2

December 31, 2017 (unaudited)

ASSET CLASSES	ALLOCATION
Equities
International Large-Cap	30.3%
U.S. Large-Cap	19.0
Emerging Market	5.7
Real Estate	4.9
U.S. Mid-Cap	2.8
U.S. Small-Cap	2.8

Subtotal	65.5

Fixed Income
U.S. Bonds	33.6
International Bonds	0.9

Subtotal	34.5

Total	100.0%

SECURITY TYPE BREAKDOWN3

December 31, 2017 (unaudited)

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Common Stocks	$322,513,995	53.7%
Governments—Treasuries	171,585,860	28.5
Investment Companies	88,102,450	14.7
Options Purchased—Puts	5,627	0.0
Short-Term Investments	18,529,279	3.1

Total Investments	$600,737,211	100.0%

1	Long-term investments.

2	All data are as of December 31, 2017. The Portfolio breakdown is expressed as an approximate percentage of the Portfolio’s total investments inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

3	The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

7

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2017	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–53.3%

FINANCIALS–9.7%

BANKS–5.1%
AIB Group PLC	5,844	$38,566
Aozora Bank Ltd.	2,000	77,605
Australia & New Zealand Banking Group Ltd.	31,095	693,700
Banco Bilbao Vizcaya Argentaria SA	73,153	621,669
Banco de Sabadell SA	50,635	100,381
Banco Santander SA	171,172	1,122,243
Bank Hapoalim BM	14,749	108,313
Bank Leumi Le-Israel BM	12,645	76,113
Bank of America Corp.	71,245	2,103,152
Bank of East Asia Ltd. (The)	21,000	90,819
Bank of Ireland Group PLC(a)	11,605	98,793
Bank of Kyoto Ltd. (The)	400	20,773
Bank of Queensland Ltd.	7,933	78,467
Bankia SA	10,832	51,701
Bankinter SA	7,353	69,557
Barclays PLC	180,209	493,299
BB&T Corp.	5,650	280,918
Bendigo & Adelaide Bank Ltd.	4,177	37,904
BNP Paribas SA	13,908	1,034,596
BOC Hong Kong Holdings Ltd.	39,500	199,624
CaixaBank SA	42,465	197,412
Chiba Bank Ltd. (The)	11,000	91,220
Citigroup, Inc.	20,279	1,508,960
Citizens Financial Group, Inc.	3,619	151,926
Comerica, Inc.	1,200	104,172
Commerzbank AG(a)	15,814	235,902
Commonwealth Bank of Australia	18,280	1,140,827
Concordia Financial Group Ltd.	11,221	67,488
Credit Agricole SA	14,327	236,568
Danske Bank A/S	7,940	309,041
DBS Group Holdings Ltd.	17,000	314,437
DNB ASA	9,303	172,212
Erste Group Bank AG(a)	3,207	138,977
Fifth Third Bancorp	5,340	162,016
Fukuoka Financial Group, Inc.	9,000	50,361
Hang Seng Bank Ltd.	8,100	200,952
HSBC Holdings PLC	217,206	2,243,318
Huntington Bancshares, Inc./OH	7,565	110,146
ING Groep NV	36,740	674,426
Intesa Sanpaolo SpA	120,775	400,714
Japan Post Bank Co., Ltd.	3,855	50,068
JPMorgan Chase & Co.	25,215	2,696,492
KBC Group NV	3,064	261,094
KeyCorp	7,525	151,779
Kyushu Financial Group, Inc.	3,564	21,481

Lloyds Banking Group PLC	769,079	705,232
M&T Bank Corp.	1,115	190,654
Mebuki Financial Group, Inc.	16,800	70,972
Mediobanca SpA	12,965	146,903
Mitsubishi UFJ Financial Group, Inc.	135,900	989,075
Mizrahi Tefahot Bank Ltd.	1,057	19,470
Mizuho Financial Group, Inc.	253,500	458,350
National Australia Bank Ltd.	28,193	647,457
Nordea Bank AB	28,914	350,090
Oversea-Chinese Banking Corp., Ltd.	29,000	267,909
People’s United Financial, Inc.	2,165	40,486
PNC Financial Services Group, Inc. (The)	3,430	494,915
Raiffeisen Bank International AG(a)	1,307	47,360
Regions Financial Corp.	8,725	150,768
Resona Holdings, Inc.	21,000	125,134
Royal Bank of Scotland Group PLC(a)	42,208	158,271
Seven Bank Ltd.	16,218	55,387
Shinsei Bank Ltd.	3,700	63,761
Shizuoka Bank Ltd. (The)	4,000	41,176
Skandinaviska Enskilda Banken AB–Class A	16,190	190,109
Societe Generale SA	9,446	486,993
Standard Chartered PLC(a)	34,982	367,366
Sumitomo Mitsui Financial Group, Inc.	14,300	616,394
Sumitomo Mitsui Trust Holdings, Inc.	3,200	126,611
SunTrust Banks, Inc.	3,490	225,419
Suruga Bank Ltd.	1,000	21,382
Svenska Handelsbanken AB–Class A	14,254	194,796
Swedbank AB–Class A	8,621	207,980
UniCredit SpA(a)	17,373	324,080
United Overseas Bank Ltd.	12,000	236,556
US Bancorp	11,215	600,900
Wells Fargo & Co.	31,675	1,921,722
Westpac Banking Corp.	35,553	864,774
Zions Bancorporation	1,430	72,687

		30,571,321

CAPITAL MARKETS–1.5%
3i Group PLC	9,721	119,676
Affiliated Managers Group, Inc.	407	83,537
Ameriprise Financial, Inc.	1,145	194,043
Amundi SA(b)	1,517	128,482
ASX Ltd.	1,453	62,024
Bank of New York Mellon Corp. (The)	7,415	399,372
BlackRock, Inc.–Class A	877	450,524
Cboe Global Markets, Inc.	646	80,485
Charles Schwab Corp. (The)	8,390	430,994
CME Group, Inc.–Class A	2,350	343,217

8

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Credit Suisse Group AG (REG)(a)	25,000	$445,893
Daiwa Securities Group, Inc.	16,000	100,104
Deutsche Bank AG (REG)	19,693	372,473
Deutsche Boerse AG	2,077	240,403
E*TRADE Financial Corp.(a)	1,870	92,696
Franklin Resources, Inc.	2,420	104,859
Goldman Sachs Group, Inc. (The)	2,638	672,057
Hargreaves Lansdown PLC	2,483	60,302
Hong Kong Exchanges & Clearing Ltd.	10,900	333,412
Intercontinental Exchange, Inc.	4,330	305,525
Invesco Ltd.	2,830	103,408
Investec PLC	5,877	42,316
Japan Exchange Group, Inc.	4,965	86,144
Julius Baer Group Ltd.(a)	2,130	130,254
Kingston Financial Group Ltd.	68,779	65,899
London Stock Exchange Group PLC	3,987	203,922
Macquarie Group Ltd.	3,705	286,563
Moody’s Corp.	1,145	169,013
Morgan Stanley	10,270	538,867
Nasdaq, Inc.	760	58,391
Natixis SA	21,759	171,864
Nomura Holdings, Inc.	38,855	227,758
Northern Trust Corp.	1,460	145,839
Partners Group Holding AG	158	108,260
Raymond James Financial, Inc.	909	81,174
S&P Global, Inc.	1,860	315,084
Schroders PLC	1,291	61,111
Singapore Exchange Ltd.	21,000	116,611
St James’s Place PLC	4,994	82,502
State Street Corp.	2,535	247,441
T. Rowe Price Group, Inc.	1,725	181,004
UBS Group AG(a)	38,983	716,225

		9,159,728

CONSUMER FINANCE–0.2%
Acom Co., Ltd.(a)	13,014	54,678
American Express Co.	5,410	537,267
Capital One Financial Corp.	3,513	349,825
Credit Saison Co., Ltd.	3,500	63,558
Discover Financial Services	2,810	216,145
Navient Corp.	2,200	29,304
Synchrony Financial	5,518	213,050

		1,463,827

DIVERSIFIED FINANCIAL SERVICES–0.8%
AMP Ltd.	28,155	113,648
Berkshire Hathaway, Inc.–Class B(a)	13,294	2,635,137
Challenger Ltd./Australia	12,809	139,688
Eurazeo SA	1,370	126,565

EXOR NV	3,679	225,568
First Pacific Co., Ltd./Hong Kong	86,660	58,908
Groupe Bruxelles Lambert SA	768	82,852
IHS Markit Ltd.(a)	2,261	102,084
Industrivarden AB–Class C	4,979	122,821
Investor AB–Class B	4,336	197,755
Kinnevik AB	4,676	158,006
Leucadia National Corp.	2,255	59,735
ORIX Corp.	14,110	237,907
Pargesa Holding SA	346	29,969
Standard Life Aberdeen PLC	28,554	167,955
Wendel SA	844	146,245

		4,604,843

INSURANCE–2.1%
Admiral Group PLC	2,010	54,214
Aegon NV	11,109	70,586
Aflac, Inc.	2,855	250,612
Ageas	1,646	80,407
AIA Group Ltd.	128,423	1,092,320
Allianz SE (REG)	4,871	1,114,717
Allstate Corp. (The)	2,600	272,246
American International Group, Inc.	7,093	422,601
Aon PLC	1,865	249,910
Arthur J Gallagher & Co.	1,202	76,063
Assicurazioni Generali SpA	11,115	202,309
Assurant, Inc.	410	41,344
Aviva PLC	43,251	294,986
Baloise Holding AG (REG)	926	143,943
Brighthouse Financial, Inc.(a)	697	40,872
Chubb Ltd.	3,232	472,292
Cincinnati Financial Corp.	1,060	79,468
CNP Assurances	4,544	104,818
Dai-ichi Life Holdings, Inc.	10,264	210,947
Direct Line Insurance Group PLC	13,089	67,353
Everest Re Group Ltd.	294	65,050
Gjensidige Forsikring ASA	3,690	69,602
Hannover Rueck SE (REG)	795	99,744
Hartford Financial Services Group, Inc. (The)	2,675	150,549
Insurance Australia Group Ltd.	23,145	130,359
Japan Post Holdings Co., Ltd.	16,700	191,280
Legal & General Group PLC	63,405	233,431
Lincoln National Corp.	1,590	122,223
Loews Corp.	1,890	94,557
Mapfre SA	8,911	28,584
Marsh & McLennan Cos., Inc.	3,590	292,190
Medibank Pvt Ltd.	39,307	100,659
MetLife, Inc.	7,670	387,795
MS&AD Insurance Group Holdings, Inc.	4,800	161,906

9

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	1,588	$342,928
NN Group NV	7,137	308,700
Old Mutual PLC	61,153	191,305
Principal Financial Group, Inc.	1,840	129,830
Progressive Corp. (The)	4,045	227,814
Prudential Financial, Inc.	3,065	352,414
Prudential PLC	27,421	702,261
QBE Insurance Group Ltd.	13,053	108,347
RSA Insurance Group PLC	10,859	92,562
Sampo Oyj–Class A	4,765	261,513
SCOR SE	3,333	133,965
Sompo Holdings, Inc.	4,000	154,403
Sony Financial Holdings, Inc.	4,130	72,992
Suncorp Group Ltd.	12,247	132,001
Swiss Life Holding AG(a)	342	120,888
Swiss Re AG	3,176	297,022
T&D Holdings, Inc.	5,500	93,833
Tokio Marine Holdings, Inc.	7,300	332,026
Torchmark Corp.	752	68,214
Travelers Cos., Inc. (The)	2,030	275,349
Tryg A/S	1,821	45,552
UnipolSai Assicurazioni SpA	4,035	9,412
Unum Group	1,620	88,922
Willis Towers Watson PLC	887	133,662
XL Group Ltd.	1,910	67,156
Zurich Insurance Group AG	1,604	487,686

		12,700,694

		58,500,413

INFORMATION TECHNOLOGY–8.0%
COMMUNICATIONS EQUIPMENT–0.4%
Cisco Systems, Inc.	35,090	1,343,947
F5 Networks, Inc.(a)	480	62,986
Harris Corp.	845	119,694
Juniper Networks, Inc.	2,640	75,240
Motorola Solutions, Inc.	1,145	103,439
Nokia Oyj	62,192	290,582
Telefonaktiebolaget LM Ericsson–Class B	28,969	191,187

		2,187,075

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.5%
Alps Electric Co., Ltd.	2,053	58,398
Amphenol Corp.–Class A	2,150	188,770
Corning, Inc.	7,205	230,488
FLIR Systems, Inc.	910	42,424
Hamamatsu Photonics KK	1,600	53,665
Hexagon AB–Class B	4,263	213,849
Hirose Electric Co., Ltd.	300	43,802
Hitachi High-Technologies Corp.	1,881	79,057

Hitachi Ltd.	52,000	403,426
Ingenico Group SA	930	99,323
Keyence Corp.	1,054	588,797
Kyocera Corp.	3,100	202,390
Murata Manufacturing Co., Ltd.	2,000	267,776
Nippon Electric Glass Co., Ltd.	929	35,359
Omron Corp.	1,800	107,062
Shimadzu Corp.	2,000	45,373
TDK Corp.	1,200	95,365
TE Connectivity Ltd.	2,460	233,798
Yaskawa Electric Corp.	2,723	119,309
Yokogawa Electric Corp.	4,500	85,917

		3,194,348

INTERNET SOFTWARE & SERVICES–1.3%
Akamai Technologies, Inc.(a)	1,205	78,373
Alphabet, Inc.– Class A(a)	2,089	2,200,552
Alphabet, Inc.– Class C(a)	2,094	2,191,162
DeNA Co., Ltd.	1,663	34,236
eBay, Inc.(a)	7,285	274,936
Facebook, Inc.– Class A(a)	16,237	2,865,181
Kakaku.com, Inc.	3,799	64,130
Mixi, Inc.	827	37,040
REA Group Ltd.	1,002	59,747
United Internet AG	2,321	159,037
VeriSign, Inc.(a)(c)	625	71,525
Yahoo Japan Corp.	13,553	62,093

		8,098,012

IT SERVICES–1.3%
Accenture PLC–Class A	4,335	663,645
Alliance Data Systems Corp.	430	108,996
Amadeus IT Group SA–Class A	4,677	336,568
Atos SE	677	98,429
Automatic Data Processing, Inc.	3,170	371,492
Capgemini SE	1,557	184,414
Cognizant Technology Solutions Corp.–Class A	4,230	300,415
Computershare Ltd.	3,663	46,409
CSRA, Inc.	990	29,621
DXC Technology Co.	2,018	191,508
Fidelity National Information Services, Inc.	2,270	213,584
Fiserv, Inc.(a)	1,550	203,251
Fujitsu Ltd.	18,000	127,611
Gartner, Inc.(a)	640	78,816
Global Payments, Inc.	1,059	106,154
International Business Machines Corp.	6,076	932,180
Mastercard, Inc.–Class A	6,710	1,015,626
Nomura Research Institute Ltd.	1,300	60,341
NTT Data Corp.	6,010	71,302
Obic Co., Ltd.	730	53,617

10

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Otsuka Corp.	600	$45,951
Paychex, Inc.	2,245	152,840
PayPal Holdings, Inc.(a)	7,835	576,813
Total System Services, Inc.	1,110	87,790
Visa, Inc.–Class A	13,150	1,499,363
Western Union Co. (The)–Class W	3,380	64,254
Wirecard AG	1,262	140,262
Worldpay Group PLC(b)	19,270	110,583

		7,871,835

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.4%
Advanced Micro Devices, Inc.(a)(c)	5,483	56,365
Analog Devices, Inc.	2,510	223,465
Applied Materials, Inc.	7,535	385,189
ASM Pacific Technology Ltd.	900	12,486
ASML Holding NV	3,784	657,880
Broadcom Ltd.	2,775	712,898
Disco Corp.	309	68,487
Infineon Technologies AG	10,766	293,203
Intel Corp.	33,040	1,525,126
KLA-Tencor Corp.	1,060	111,374
Lam Research Corp.	1,129	207,815
Microchip Technology, Inc.	1,495	131,381
Micron Technology, Inc.(a)	7,220	296,886
NVIDIA Corp.	3,735	722,722
NXP Semiconductors NV(a)	3,725	436,160
Qorvo, Inc.(a)	868	57,809
QUALCOMM, Inc.	10,270	657,485
Renesas Electronics Corp.(a)	5,418	62,835
Rohm Co., Ltd.	1,300	143,210
Skyworks Solutions, Inc.	1,324	125,714
STMicroelectronics NV	12,251	267,244
SUMCO Corp.	2,522	64,025
Texas Instruments, Inc.	6,975	728,469
Tokyo Electron Ltd.	1,689	304,678
Xilinx, Inc.	1,735	116,974

		8,369,880

SOFTWARE–1.8%
Activision Blizzard, Inc.	4,755	301,087
Adobe Systems, Inc.(a)	3,460	606,330
ANSYS, Inc.(a)	612	90,325
Autodesk, Inc.(a)	1,375	144,141
CA, Inc.	2,185	72,717
Cadence Design Systems, Inc.(a)	2,014	84,225
Check Point Software Technologies Ltd.(a)	1,405	145,586
Citrix Systems, Inc.(a)	1,080	95,040
Dassault Systemes SE	924	98,110
Electronic Arts, Inc.(a)	2,085	219,050
Intuit, Inc.	1,700	268,226
Konami Holdings Corp.	1,300	71,490
LINE Corp.(a)	33	1,348

Micro Focus International PLC	4,754	161,573
Microsoft Corp.	54,420	4,655,087
Nexon Co., Ltd.(a)	2,595	75,256
Nice Ltd.	596	54,460
Nintendo Co., Ltd.	1,200	432,116
Oracle Corp.	21,000	992,880
Oracle Corp. Japan	500	41,381
Red Hat, Inc.(a)	1,240	148,924
Sage Group PLC (The)	12,240	131,586
salesforce.com, Inc.(a)	4,484	458,399
SAP SE	10,475	1,171,893
Symantec Corp.	4,255	119,395
Synopsys, Inc.(a)	1,072	91,377
Trend Micro, Inc./Japan	1,600	90,565
Ubisoft Entertainment SA(a)	804	61,773

		10,884,340

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.3%
Apple, Inc.	37,125	6,282,664
Brother Industries Ltd.	2,200	54,075
Canon, Inc.	11,400	424,742
FUJIFILM Holdings Corp.	4,200	171,381
Hewlett Packard Enterprise Co.	11,560	166,002
HP, Inc.	11,910	250,229
Konica Minolta, Inc.	6,000	57,569
NEC Corp.	2,500	67,343
NetApp, Inc.	1,940	107,321
Ricoh Co., Ltd.	6,000	55,601
Seagate Technology PLC(c)	2,050	85,772
Seiko Epson Corp.	2,700	63,562
Western Digital Corp.	1,963	156,117
Xerox Corp.	1,486	43,317

		7,985,695

		48,591,185

INDUSTRIALS–6.6%
AEROSPACE & DEFENSE–1.0%
Airbus SE	6,243	620,471
Arconic, Inc.	2,756	75,101
BAE Systems PLC	33,818	261,289
Boeing Co. (The)	4,060	1,197,335
Cobham PLC(a)	27,677	47,196
Dassault Aviation SA	41	63,750
Elbit Systems Ltd.	250	33,396
General Dynamics Corp.	2,010	408,935
L3 Technologies, Inc.	525	103,871
Leonardo SpA	5,271	62,636
Lockheed Martin Corp.	1,800	577,890
Meggitt PLC	10,854	70,479
Northrop Grumman Corp.	1,240	380,568
Raytheon Co.	2,050	385,093
Rockwell Collins, Inc.	900	122,058

11

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Rolls-Royce Holdings PLC(a)	19,591	$223,588
Safran SA	3,586	369,880
Singapore Technologies Engineering Ltd.	43,000	104,614
Textron, Inc.	1,855	104,974
Thales SA	694	74,688
TransDigm Group, Inc.	363	99,687
United Technologies Corp.	5,425	692,067

		6,079,566

AIR FREIGHT & LOGISTICS–0.3%
Bollore SA	25,929	140,659
CH Robinson Worldwide, Inc.	965	85,972
Deutsche Post AG (REG)	9,235	438,972
Expeditors International of Washington, Inc.	1,220	78,922
FedEx Corp.	1,715	427,961
Kuehne & Nagel International AG (REG)	477	84,391
Royal Mail PLC	8,567	52,341
United Parcel Service, Inc.–Class B	4,855	578,473
Yamato Holdings Co., Ltd.	3,400	68,256

		1,955,947

AIRLINES–0.2%
Alaska Air Group, Inc.	843	61,969
American Airlines Group, Inc.	3,682	191,574
ANA Holdings, Inc.	1,007	42,008
Delta Air Lines, Inc.	5,202	291,312
Deutsche Lufthansa AG (REG)	3,330	122,290
easyJet PLC	2,320	45,858
International Consolidated Airlines Group SA	10,420	90,301
Japan Airlines Co., Ltd.	900	35,163
Singapore Airlines Ltd.	14,000	111,508
Southwest Airlines Co.	4,305	281,762
United Continental Holdings, Inc.(a)	2,022	136,283

		1,410,028

BUILDING PRODUCTS–0.3%
Allegion PLC	635	50,521
AO Smith Corp.	1,055	64,650
Asahi Glass Co., Ltd.	2,000	86,449
Assa Abloy AB–Class B	9,541	197,799
Cie de Saint-Gobain	4,539	249,809
Daikin Industries Ltd.	2,500	295,407
Fortune Brands Home & Security, Inc.	1,071	73,299
Geberit AG (REG)	360	158,460
Johnson Controls International PLC	5,892	224,544
LIXIL Group Corp.	2,500	67,543

Masco Corp.	2,305	101,282
TOTO Ltd.	1,522	89,622

		1,659,385

COMMERCIAL SERVICES & SUPPLIES–0.2%
Brambles Ltd.	15,030	117,791
Cintas Corp.	585	91,161
Dai Nippon Printing Co., Ltd.	2,500	55,658
G4S PLC	17,154	61,739
ISS A/S	1,785	69,106
Park24 Co., Ltd.	1,300	31,121
Republic Services, Inc.–Class A	1,600	108,176
Secom Co., Ltd.	2,000	150,886
Societe BIC SA	891	97,917
Sohgo Security Services Co., Ltd.	1,000	54,351
Stericycle, Inc.(a)	610	41,474
Toppan Printing Co., Ltd.	5,000	45,166
Waste Management, Inc.	2,845	245,523

		1,170,069

CONSTRUCTION & ENGINEERING–0.3%
ACS Actividades de Construccion y Servicios SA	2,540	99,221
Bouygues SA	1,739	90,233
CIMIC Group Ltd.	2,988	119,506
Eiffage SA	1,102	120,604
Ferrovial SA	4,609	104,593
Fluor Corp.	965	49,842
HOCHTIEF AG	422	74,528
Jacobs Engineering Group, Inc.	815	53,757
JGC Corp.	4,000	77,278
Kajima Corp.	7,000	67,255
Obayashi Corp.	6,000	72,481
Quanta Services, Inc.(a)	1,015	39,697
Shimizu Corp.	4,000	41,256
Skanska AB–Class B	8,587	177,929
Taisei Corp.	2,000	99,462
Vinci SA	5,456	557,012

		1,844,654

ELECTRICAL EQUIPMENT–0.5%
ABB Ltd. (REG)	20,970	561,667
Acuity Brands, Inc.	323	56,848
AMETEK, Inc.	1,599	115,880
Eaton Corp. PLC	3,144	248,407
Emerson Electric Co.	4,450	310,121
Fuji Electric Co., Ltd.	14,000	105,173
Legrand SA	2,541	195,349
Mabuchi Motor Co., Ltd.	800	43,244
Mitsubishi Electric Corp.	21,000	348,024
Nidec Corp.	2,567	359,424

12

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

OSRAM Licht AG	678	$60,710
Prysmian SpA	1,074	34,996
Rockwell Automation, Inc.	930	182,606
Schneider Electric SE (Paris)(a)	6,098	516,991
Siemens Gamesa Renewable Energy SA	810	11,092
Vestas Wind Systems A/S	2,133	147,391

		3,297,923

INDUSTRIAL CONGLOMERATES–0.9%
3M Co.	4,255	1,001,499
CK Hutchison Holdings Ltd.	25,840	323,783
DCC PLC	843	84,837
General Electric Co.	62,559	1,091,654
Honeywell International, Inc.	5,305	813,575
Jardine Matheson Holdings Ltd.	2,300	139,547
Jardine Strategic Holdings Ltd.	2,005	79,358
Keihan Holdings Co., Ltd.	1,000	29,420
Keppel Corp., Ltd.	13,000	71,139
NWS Holdings Ltd.	37,000	66,632
Roper Technologies, Inc.	725	187,775
Seibu Holdings, Inc.	3,142	59,360
Siemens AG (REG)	8,153	1,128,845
Smiths Group PLC	3,761	75,481
Toshiba Corp.(a)	72,000	202,565

		5,355,470

MACHINERY–1.3%
Alfa Laval AB	3,778	89,362
Alstom SA	3,502	145,164
Amada Holdings Co., Ltd.	3,000	40,731
ANDRITZ AG	693	39,104
Atlas Copco AB–Class A	6,392	275,853
Atlas Copco AB–Class B	3,579	137,173
Caterpillar, Inc.	4,085	643,714
CNH Industrial NV	22,634	302,810
Cummins, Inc.	1,100	194,304
Daifuku Co., Ltd.	1,030	55,960
Deere & Co.	2,035	318,498
Dover Corp.	1,085	109,574
FANUC Corp.	2,100	503,782
Flowserve Corp.	910	38,338
Fortive Corp.	2,070	149,764
GEA Group AG	1,741	83,297
Hino Motors Ltd.	6,000	77,498
Hitachi Construction Machinery Co., Ltd.	3,000	108,725
Hoshizaki Corp.	400	35,438
IHI Corp.	2,600	86,233
Illinois Tool Works, Inc.	2,225	371,241
IMI PLC	4,517	81,295
Ingersoll-Rand PLC	1,805	160,988
JTEKT Corp.	4,300	73,677
Kawasaki Heavy Industries Ltd.	900	31,486

KION Group AG	1,747	150,384
Komatsu Ltd.	9,800	354,169
Kone Oyj–Class B	3,593	192,954
Kubota Corp.	10,000	195,594
Kurita Water Industries Ltd.	1,200	38,906
Makita Corp.	2,200	92,262
MAN SE	1,273	145,715
Metso Oyj	1,073	36,606
MINEBEA MITSUMI, Inc.	4,131	86,161
Mitsubishi Heavy Industries Ltd.	3,100	115,581
Nabtesco Corp.	1,000	38,212
NGK Insulators Ltd.	2,000	37,674
NSK Ltd.	4,719	73,933
PACCAR, Inc.	2,410	171,303
Parker-Hannifin Corp.	945	188,603
Pentair PLC	1,160	81,919
Sandvik AB	12,165	212,944
Schindler Holding AG	413	94,986
Schindler Holding AG (REG)	575	130,024
SKF AB–Class B	4,700	104,414
SMC Corp./Japan	600	246,230
Snap-on, Inc.	420	73,206
Stanley Black & Decker, Inc.	1,065	180,720
Sumitomo Heavy Industries Ltd.	1,200	50,563
THK Co., Ltd.	1,531	57,228
Volvo AB–Class B	14,676	273,295
Wartsila Oyj Abp	1,408	88,862
Weir Group PLC (The)	2,037	58,388
Xylem, Inc./NY	1,235	84,227
Yangzijiang Shipbuilding Holdings Ltd.	56,331	61,768

		7,870,840

MARINE–0.1%
AP Moller–Maersk A/S–Class A	70	116,622
AP Moller–Maersk A/S–Class B	68	118,523
Mitsui OSK Lines Ltd.	1,200	39,881
Nippon Yusen KK(a)	3,100	75,428

		350,454

PROFESSIONAL SERVICES–0.4%
Adecco Group AG (REG)	1,673	127,851
Bureau Veritas SA	3,094	84,505
Capita PLC	6,326	34,180
Equifax, Inc.	855	100,822
Experian PLC	10,230	225,497
Intertek Group PLC	1,536	107,418
Nielsen Holdings PLC	2,316	84,302
Randstad Holding NV	1,613	98,972
Recruit Holdings Co., Ltd.	11,748	291,702
RELX NV	15,125	347,639
RELX PLC	11,663	273,476

13

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Robert Half International, Inc.	885	$49,153
SGS SA (REG)	52	135,566
Verisk Analytics, Inc.–Class A(a)	1,100	105,600
Wolters Kluwer NV	5,568	290,258

		2,356,941

ROAD & RAIL–0.5%
Aurizon Holdings Ltd.	22,082	85,088
Central Japan Railway Co.	1,537	275,062
CSX Corp.	6,560	360,866
DSV A/S	1,630	128,258
East Japan Railway Co.	3,600	351,066
Hankyu Hanshin Holdings, Inc.	2,200	88,370
JB Hunt Transport Services, Inc.	603	69,333
Kansas City Southern	770	81,019
Keikyu Corp.	2,000	38,376
Keio Corp.	1,200	52,709
Keisei Electric Railway Co., Ltd.	2,945	94,555
Kintetsu Group Holdings Co., Ltd.	1,700	65,059
Kyushu Railway Co.	1,722	53,300
MTR Corp., Ltd.	15,500	90,723
Nagoya Railroad Co., Ltd.	1,800	45,330
Nippon Express Co., Ltd.	1,200	79,689
Norfolk Southern Corp.	2,040	295,596
Odakyu Electric Railway Co., Ltd.	3,000	64,100
Tobu Railway Co., Ltd.	1,200	38,728
Tokyu Corp.	5,000	79,700
Union Pacific Corp.	5,800	777,780
West Japan Railway Co.	1,568	114,392

		3,329,099

TRADING COMPANIES & DISTRIBUTORS–0.4%
AerCap Holdings NV(a)	1,493	78,547
Ashtead Group PLC	4,791	128,502
Brenntag AG	1,471	92,737
Bunzl PLC	3,191	89,157
Fastenal Co.	1,980	108,286
Ferguson PLC	3,100	222,468
ITOCHU Corp.	16,000	298,264
Marubeni Corp.	16,000	115,675
MISUMI Group, Inc.	2,900	84,193
Mitsubishi Corp.	16,100	443,938
Mitsui & Co., Ltd.	18,200	295,266
Sumitomo Corp.	11,300	191,668
Toyota Tsusho Corp.	2,300	92,398
Travis Perkins PLC	2,972	62,878
United Rentals, Inc.(a)	600	103,146
WW Grainger, Inc.	380	89,775

		2,496,898

TRANSPORTATION INFRASTRUCTURE–0.2%
Abertis Infraestructuras SA	6,861	152,655
Aena SME SA(b)	780	157,856
Aeroports de Paris	1,000	190,149
Atlantia SpA	176	5,549
Auckland International Airport Ltd.	10,521	48,294
Getlink SE (REG)	6,892	88,647
Hutchison Port Holdings Trust–Class U	43,553	18,030
Kamigumi Co., Ltd.	1,500	33,149
Sydney Airport	8,828	48,440
Transurban Group	20,948	202,736

		945,505

		40,122,779

CONSUMER DISCRETIONARY–6.6%
AUTO COMPONENTS–0.4%
Aisin Seiki Co., Ltd.	1,800	100,841
Aptiv PLC	1,891	160,414
BorgWarner, Inc.	1,380	70,504
Bridgestone Corp.	6,900	319,347
Cie Generale des Etablissements Michelin–Class B	1,732	247,771
Continental AG	1,047	281,517
Denso Corp.	5,200	311,526
Faurecia	1,635	127,424
GKN PLC	16,316	70,164
Goodyear Tire & Rubber Co. (The)	1,810	58,481
Koito Manufacturing Co., Ltd.	1,000	70,013
NGK Spark Plug Co., Ltd.	3,000	72,712
NOK Corp.	2,800	65,157
Nokian Renkaat Oyj	1,090	49,436
Stanley Electric Co., Ltd.	1,600	64,740
Sumitomo Electric Industries Ltd.	7,200	121,373
Sumitomo Rubber Industries Ltd.	4,100	75,986
Toyota Industries Corp.	1,600	102,558
Valeo SA	2,277	169,616
Yokohama Rubber Co., Ltd. (The)	1,000	24,426

		2,564,006

AUTOMOBILES–1.1%
Bayerische Motoren Werke AG	3,152	326,806
Daimler AG (REG)	10,262	867,759
Ferrari NV	1,527	159,999
Fiat Chrysler Automobiles NV(a)	14,140	252,446
Ford Motor Co.	27,220	339,978
General Motors Co.	9,916	406,457

14

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Harley-Davidson, Inc.(c)	1,250	$63,600
Honda Motor Co., Ltd.	18,521	632,075
Isuzu Motors Ltd.	5,500	91,835
Mazda Motor Corp.	5,200	69,489
Mitsubishi Motors Corp.	11,400	82,013
Nissan Motor Co., Ltd.	26,300	261,845
Peugeot SA	7,475	151,826
Porsche Automobil Holding SE (Preference Shares)	1,458	121,845
Renault SA	1,830	183,692
Subaru Corp.	6,000	190,247
Suzuki Motor Corp.	3,500	202,593
Toyota Motor Corp.	28,500	1,816,304
Volkswagen AG	630	127,140
Volkswagen AG (Preference Shares)	1,767	350,984
Yamaha Motor Co., Ltd.	2,700	88,447

		6,787,380

DISTRIBUTORS–0.0%
Genuine Parts Co.	1,060	100,711
Jardine Cycle & Carriage Ltd.	2,000	60,709
LKQ Corp.(a)	2,114	85,976

		247,396

DIVERSIFIED CONSUMER SERVICES–0.0%
Benesse Holdings, Inc.	300	10,555
H&R Block, Inc.	1,520	39,855

		50,410

HOTELS, RESTAURANTS & LEISURE–0.9%
Accor SA	2,705	139,253
Aristocrat Leisure Ltd.	4,876	89,788
Carnival Corp.	2,985	198,114
Carnival PLC	2,273	149,553
Chipotle Mexican Grill, Inc.–Class A(a)	244	70,523
Compass Group PLC	16,836	363,021
Crown Resorts Ltd.	9,430	95,586
Darden Restaurants, Inc.	870	83,537
Domino’s Pizza Enterprises Ltd.	823	29,913
Galaxy Entertainment Group Ltd.	20,155	160,913
Genting Singapore PLC	92,000	89,851
Hilton Worldwide Holdings, Inc.	1,466	117,075
InterContinental Hotels Group PLC	2,053	130,581
Marriott International, Inc./MD–Class A	2,231	302,814
McDonald’s Corp.	5,980	1,029,278
McDonald’s Holdings Co. Japan Ltd.	2,200	96,677
Melco Resorts & Entertainment Ltd. (ADR)	2,651	76,985

Merlin Entertainments PLC(b)	2,417	11,841
MGM Resorts International	3,460	115,529
Norwegian Cruise Line Holdings Ltd.(a)	1,281	68,213
Oriental Land Co., Ltd./Japan	2,100	191,057
Paddy Power Betfair PLC	1,060	126,167
Royal Caribbean Cruises Ltd.	1,177	140,393
Sands China Ltd.	39,744	204,572
Sodexo SA	1,005	134,729
Starbucks Corp.	10,220	586,935
Tabcorp Holdings Ltd.	12,097	52,483
TUI AG	6,938	143,736
Whitbread PLC	1,737	93,808
Wyndham Worldwide Corp.	750	86,903
Wynn Macau Ltd.	77,455	244,872
Wynn Resorts Ltd.	560	94,410
Yum! Brands, Inc.	2,545	207,697

		5,726,807

HOUSEHOLD DURABLES–0.5%
Auto Trader Group PLC(b)	9,529	45,390
Barratt Developments PLC	9,541	83,231
Berkeley Group Holdings PLC	1,236	70,039
Casio Computer Co., Ltd.	2,100	30,134
DR Horton, Inc.	2,355	120,270
Electrolux AB–Class B	2,430	78,235
Garmin Ltd.	770	45,869
Husqvarna AB–Class B	8,194	77,962
Iida Group Holdings Co., Ltd.	1,346	25,335
Leggett & Platt, Inc.	925	44,150
Lennar Corp.–Class A	1,300	82,212
Mohawk Industries, Inc.(a)	450	124,155
Newell Brands, Inc.	3,355	103,669
Nikon Corp.	3,200	64,394
Panasonic Corp.	23,500	342,957
Persimmon PLC	3,527	130,383
PulteGroup, Inc.	2,135	70,989
Rinnai Corp.	700	63,333
SEB SA	568	105,143
Sekisui Chemical Co., Ltd.	4,000	80,081
Sekisui House Ltd.	6,000	108,232
Sharp Corp./Japan(a)	1,500	51,343
Sony Corp.	13,500	605,918
Taylor Wimpey PLC	31,025	86,458
Techtronic Industries Co., Ltd.	13,454	87,524
Whirlpool Corp.	550	92,752

		2,820,158

INTERNET & DIRECT MARKETING RETAIL–0.8%
Amazon.com, Inc.(a)	2,762	3,230,076
Expedia, Inc.	832	99,649
Netflix, Inc.(a)	2,982	572,425

15

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Priceline Group, Inc. (The)(a)	347	$602,996
Rakuten, Inc.	8,852	80,913
Start Today Co., Ltd.	2,592	78,675
TripAdvisor, Inc.(a)	762	26,258
Zalando SE(a) (b)	2,021	106,563

		4,797,555

LEISURE PRODUCTS–0.1%
Bandai Namco Holdings, Inc.	1,900	62,015
Hasbro, Inc.	800	72,712
Mattel, Inc.(c)	2,335	35,912
Sankyo Co., Ltd.	300	9,434
Shimano, Inc.	700	98,391
Yamaha Corp.	1,600	59,019

		337,483

MEDIA–1.0%
Altice NV–Class A(a)	3,528	36,996
Axel Springer SE	2,191	170,855
CBS Corp.–Class B	2,840	167,560
Charter Communications, Inc.–Class A(a)	1,523	511,667
Comcast Corp.–Class A	33,502	1,341,755
Dentsu, Inc.	2,100	88,799
Discovery Communications, Inc.–Class A(a)(c)	1,045	23,387
Discovery Communications, Inc.–Class C(a)	1,545	32,708
DISH Network Corp.–Class A(a)	1,475	70,431
Eutelsat Communications SA	3,140	72,699
Hakuhodo DY Holdings, Inc.	2,490	32,278
Interpublic Group of Cos., Inc. (The)	2,795	56,347
ITV PLC	34,542	77,184
JCDecaux SA	189	7,602
Lagardere SCA	352	11,272
News Corp.–Class A	2,658	43,086
News Corp.–Class B	817	13,562
Omnicom Group, Inc.	1,660	120,898
Pearson PLC	7,821	77,475
Publicis Groupe SA	1,801	122,085
RTL Group SA (London)(a)	1,166	93,478
Schibsted ASA–Class B	2,252	59,861
Scripps Networks Interactive, Inc.–Class A	670	57,205
SES SA	4,651	72,602
Sky PLC(a)	13,314	181,700
Telenet Group Holding NV(a)	454	31,629
Time Warner, Inc.	5,445	498,054
Toho Co., Ltd./Tokyo	1,000	34,615
Twenty-First Century Fox, Inc.–Class A	7,421	256,247
Twenty-First Century Fox, Inc.–Class B	3,367	114,882
Viacom, Inc.–Class B	2,410	74,252
Vivendi SA	11,072	297,167
Walt Disney Co. (The)	11,094	1,192,716

WPP PLC	13,761	248,603

		6,291,657

MULTILINE RETAIL–0.2%
Dollar General Corp.	1,820	169,278
Dollar Tree, Inc.(a)	1,638	175,774
Don Quijote Holdings Co., Ltd.	1,000	52,130
Isetan Mitsukoshi Holdings Ltd.	2,200	27,225
J Front Retailing Co., Ltd.	3,500	65,772
Kohl’s Corp.	1,230	66,703
Macy’s, Inc.	2,105	53,025
Marks & Spencer Group PLC	15,442	65,515
Marui Group Co., Ltd.	3,300	60,324
Next PLC	1,363	83,074
Nordstrom, Inc.	770	36,483
Ryohin Keikaku Co., Ltd.	257	80,001
Target Corp.	4,025	262,631

		1,197,935

SPECIALTY RETAIL–0.9%
ABC-Mart, Inc.	500	28,659
Advance Auto Parts, Inc.	531	52,935
AutoZone, Inc.(a)	225	160,058
Best Buy Co., Inc.	1,900	130,093
CarMax, Inc.(a)	1,320	84,652
Fast Retailing Co., Ltd.	500	198,807
Foot Locker, Inc.	942	44,161
Gap, Inc. (The)	1,505	51,260
Hennes & Mauritz AB–Class B	9,038	186,941
Hikari Tsushin, Inc.	500	71,787
Home Depot, Inc. (The)	8,630	1,635,644
Industria de Diseno Textil SA	11,626	404,256
Kingfisher PLC	29,522	134,604
L Brands, Inc.	1,685	101,471
Lowe’s Cos., Inc.	6,090	566,005
Nitori Holdings Co., Ltd.	750	106,743
O’Reilly Automotive, Inc.(a)	690	165,973
Ross Stores, Inc.	2,750	220,688
Shimamura Co., Ltd.	200	21,972
Signet Jewelers Ltd.(c)	508	28,727
Tiffany & Co.	755	78,482
TJX Cos., Inc. (The)	4,570	349,422
Tractor Supply Co.	915	68,396
Ulta Salon Cosmetics & Fragrance, Inc.(a)	402	89,911
USS Co., Ltd.	4,120	87,125
Yamada Denki Co., Ltd.	10,990	60,525

		5,129,297

TEXTILES, APPAREL & LUXURY GOODS–0.7%
adidas AG	2,040	407,979
Burberry Group PLC	4,236	102,129
Cie Financiere Richemont SA (REG)	5,585	505,821

16

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Hanesbrands, Inc.(c)	2,627	$54,931
Hermes International	281	150,327
HUGO BOSS AG	1,317	111,758
Kering	721	339,394
Li & Fung Ltd.	48,000	26,302
Luxottica Group SpA	1,559	95,680
LVMH Moet Hennessy Louis Vuitton SE	2,973	872,591
Michael Kors Holdings Ltd.(a)	1,159	72,959
NIKE, Inc.–Class B	9,420	589,221
Pandora A/S	1,106	120,221
PVH Corp.	545	74,780
Ralph Lauren Corp.	390	40,439
Swatch Group AG (The)	294	119,710
Swatch Group AG (The) (REG)	1,834	139,885
Tapestry, Inc.	1,930	85,364
Under Armour, Inc.– Class A(a)(c)	1,247	17,994
Under Armour, Inc.– Class C(a)(c)	1,254	16,703
VF Corp.	2,310	170,940

		4,115,128

		40,065,212

HEALTH CARE–6.3%
BIOTECHNOLOGY–0.9%
AbbVie, Inc.	11,366	1,099,206
Alexion Pharmaceuticals, Inc.(a)	1,580	188,952
Amgen, Inc.	5,253	913,497
Biogen, Inc.(a)	1,565	498,562
Celgene Corp.(a)	5,430	566,675
CSL Ltd.	4,876	535,842
Genmab A/S(a)	540	89,555
Gilead Sciences, Inc.	9,215	660,163
Grifols SA	2,839	83,009
Incyte Corp.(a)	1,240	117,440
Regeneron Pharmaceuticals, Inc.(a)	540	203,018
Vertex Pharmaceuticals, Inc.(a)	1,707	255,811

		5,211,730

HEALTH CARE EQUIPMENT & SUPPLIES–1.0%
Abbott Laboratories	11,976	683,470
Align Technology, Inc.(a)	540	119,983
Baxter International, Inc.	3,380	218,483
Becton Dickinson and Co.	1,748	374,277
Boston Scientific Corp.(a)	9,460	234,513
Cochlear Ltd.	405	53,988
Coloplast A/S–Class B	1,154	91,744
ConvaTec Group PLC(b)	12,601	34,745
Cooper Cos., Inc. (The)	361	78,655
CYBERDYNE, Inc.(a)	3,189	54,822
Danaher Corp.	4,240	393,557

DENTSPLY SIRONA, Inc.	1,596	105,065
Edwards Lifesciences Corp.(a)	1,490	167,938
Essilor International Cie Generale d’Optique SA	2,369	326,309
Fisher & Paykel Healthcare Corp., Ltd.	6,133	62,223
Getinge AB–Class B	2,013	29,190
Hologic, Inc.(a)	1,920	82,080
Hoya Corp.	3,900	194,232
IDEXX Laboratories, Inc.(a)	633	98,988
Intuitive Surgical, Inc.(a)	915	333,920
Koninklijke Philips NV	7,299	275,600
Medtronic PLC	9,659	779,964
Olympus Corp.	2,800	107,114
ResMed, Inc.	1,016	86,045
Smith & Nephew PLC	9,779	169,207
Sonova Holding AG (REG)	666	104,023
Straumann Holding AG	67	47,265
Stryker Corp.	2,175	336,777
Sysmex Corp.	1,500	117,781
Terumo Corp.	3,300	156,122
Varian Medical Systems, Inc.(a)	645	71,692
William Demant Holding A/S(a)	2,050	57,261
Zimmer Biomet Holdings, Inc.	1,385	167,128

		6,214,161

HEALTH CARE PROVIDERS & SERVICES–0.9%
Aetna, Inc.	2,467	445,022
Alfresa Holdings Corp.	2,700	63,241
AmerisourceBergen Corp.–Class A	1,235	113,398
Anthem, Inc.	1,850	416,268
Cardinal Health, Inc.	2,195	134,488
Centene Corp.(a)	1,187	119,745
Cigna Corp.	1,815	368,608
DaVita, Inc.(a)	1,150	83,087
Envision Healthcare Corp.(a)	823	28,443
Express Scripts Holding Co.(a)	4,389	327,595
Fresenius Medical Care AG & Co. KGaA	2,085	218,945
Fresenius SE & Co. KGaA	4,696	365,216
HCA Healthcare, Inc.(a)	2,050	180,072
Healthscope Ltd.	34,249	55,985
Henry Schein, Inc.(a)	1,140	79,663
Humana, Inc.	1,065	264,195
Laboratory Corp. of America Holdings(a)	725	115,645
McKesson Corp.	1,565	244,062
Mediclinic International PLC	1,862	16,328
Medipal Holdings Corp.	3,900	76,142
Patterson Cos., Inc.	560	20,233
Quest Diagnostics, Inc.	950	93,565
Ramsay Health Care Ltd.	1,156	63,125

17

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Ryman Healthcare Ltd.	5,937	$44,503
Sonic Healthcare Ltd.	5,598	99,552
Suzuken Co., Ltd./Aichi Japan	1,200	49,268
UnitedHealth Group, Inc.	6,635	1,462,752
Universal Health Services, Inc.–Class B	650	73,677

		5,622,823

HEALTH CARE TECHNOLOGY–0.0%
Cerner Corp.(a)	2,080	140,171
M3, Inc.	2,070	72,562

		212,733

LIFE SCIENCES TOOLS & SERVICES–0.3%
Agilent Technologies, Inc.	2,245	150,348
Illumina, Inc.(a)	1,011	220,893
IQVIA Holdings, Inc.(a)	896	87,718
Lonza Group AG (REG)(a)	779	210,101
Mettler-Toledo International, Inc.(a)	220	136,294
PerkinElmer, Inc.	755	55,206
QIAGEN NV(a)	2,703	84,308
Thermo Fisher Scientific, Inc.	2,785	528,816
Waters Corp.(a)	545	105,289

		1,578,973

PHARMACEUTICALS–3.2%
Allergan PLC	2,400	392,592
Astellas Pharma, Inc.	22,500	285,824
AstraZeneca PLC	13,478	930,058
Bayer AG (REG)	8,814	1,095,255
Bristol-Myers Squibb Co.	11,665	714,831
Chugai Pharmaceutical Co., Ltd.	2,100	107,328
Daiichi Sankyo Co., Ltd.	5,700	148,212
Eisai Co., Ltd.	2,933	166,622
Eli Lilly & Co.	6,765	571,372
GlaxoSmithKline PLC	52,848	935,896
Hisamitsu Pharmaceutical Co., Inc.	1,000	60,415
Ipsen SA	880	104,739
Johnson & Johnson	19,105	2,669,351
Kyowa Hakko Kirin Co., Ltd.	2,152	41,429
Merck & Co., Inc.	19,305	1,086,292
Merck KGaA	1,230	132,024
Mitsubishi Tanabe Pharma Corp.	3,000	61,830
Mylan NV(a)	2,555	108,102
Novartis AG (REG)	23,800	2,002,828
Novo Nordisk A/S–Class B	20,377	1,094,968
Ono Pharmaceutical Co., Ltd.	3,900	90,721
Orion Oyj–Class B	974	36,316
Otsuka Holdings Co., Ltd.	3,717	163,017
Perrigo Co. PLC	1,022	89,077

Pfizer, Inc.	42,336	1,533,410
Recordati SpA	2,055	91,323
Roche Holding AG	7,488	1,893,380
Sanofi	12,344	1,062,719
Santen Pharmaceutical Co., Ltd.	2,500	39,151
Shionogi & Co., Ltd.	2,800	151,298
Shire PLC	9,881	512,045
Sumitomo Dainippon Pharma Co., Ltd.	2,900	42,929
Taisho Pharmaceutical Holdings Co., Ltd.	567	45,163
Takeda Pharmaceutical Co., Ltd.	7,600	430,294
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	9,693	183,682
UCB SA	1,203	95,389
Vifor Pharma AG	802	102,672
Zoetis, Inc.	3,446	248,250

		19,520,804

		38,361,224

CONSUMER STAPLES–5.2%
BEVERAGES–1.1%
Anheuser-Busch InBev SA/NV	8,118	906,304
Asahi Group Holdings Ltd.	3,700	183,592
Brown-Forman Corp.–Class B	1,254	86,112
Carlsberg A/S–Class B	1,051	126,055
Coca-Cola Amatil Ltd.	14,439	95,656
Coca-Cola Bottlers Japan, Inc.	1,300	47,435
Coca-Cola Co. (The)	27,130	1,244,725
Coca-Cola European Partners PLC	2,343	93,369
Coca-Cola HBC AG(a)	1,928	62,995
Constellation Brands, Inc.–Class A	1,270	290,284
Diageo PLC	27,623	1,012,504
Dr Pepper Snapple Group, Inc.	1,270	123,266
Heineken Holding NV	1,000	98,870
Heineken NV	2,500	260,618
Kirin Holdings Co., Ltd.	9,345	235,507
Molson Coors Brewing Co.–Class B	1,300	106,691
Monster Beverage Corp.(a)	2,880	182,275
PepsiCo, Inc.	10,075	1,208,194
Pernod Ricard SA	2,021	319,631
Remy Cointreau SA	195	27,018
Suntory Beverage & Food Ltd.	1,324	58,878
Treasury Wine Estates Ltd.	6,024	74,752

		6,844,731

18

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

FOOD & STAPLES RETAILING–0.9%
Aeon Co., Ltd.	6,200	$104,580
Carrefour SA	5,903	127,271
Casino Guichard Perrachon SA	1,228	74,455
Colruyt SA	862	44,843
Costco Wholesale Corp.	3,065	570,458
CVS Health Corp.	7,430	538,675
FamilyMart UNY Holdings Co., Ltd.	800	56,031
ICA Gruppen AB	2,462	89,442
J Sainsbury PLC	18,022	58,686
Jeronimo Martins SGPS SA	2,405	46,733
Koninklijke Ahold Delhaize NV	9,852	216,576
Kroger Co. (The)	6,580	180,621
Lawson, Inc.	600	39,872
METRO AG(a)	3,266	65,054
Seven & i Holdings Co., Ltd.	8,000	331,411
Sundrug Co., Ltd.	1,000	46,386
Sysco Corp.	3,555	215,895
Tesco PLC	87,120	246,131
Tsuruha Holdings, Inc.	600	81,498
Wal-Mart Stores, Inc.	10,563	1,043,096
Walgreens Boots Alliance, Inc.	5,945	431,726
Wesfarmers Ltd.	12,002	415,004
Wm Morrison Supermarkets PLC	19,623	58,260
Woolworths Group Ltd.	14,003	297,512

		5,380,216

FOOD PRODUCTS–1.2%
Ajinomoto Co., Inc.	5,000	94,071
Archer-Daniels-Midland Co.	4,015	160,921
Associated British Foods PLC	3,965	150,964
Barry Callebaut AG (REG)(a)	91	189,679
Calbee, Inc.	1,315	42,734
Campbell Soup Co.	1,325	63,746
Conagra Brands, Inc.	2,885	108,678
Danone SA	6,291	527,128
General Mills, Inc.	4,135	245,164
Hershey Co. (The)	1,000	113,510
Hormel Foods Corp.	1,850	67,321
JM Smucker Co. (The)	795	98,771
Kellogg Co.	1,765	119,985
Kerry Group PLC–Class A	1,906	213,826
Kikkoman Corp.	1,000	40,440
Kraft Heinz Co. (The)	4,178	324,881
Marine Harvest ASA(a)	4,327	73,173
McCormick & Co., Inc./MD	825	84,076
MEIJI Holdings Co., Ltd.	1,100	93,620
Mondelez International, Inc.–Class A	10,835	463,738
Nestle SA (REG)	33,982	2,921,645

NH Foods Ltd.	1,866	45,454
Nisshin Seifun Group, Inc.	4,000	80,734
Nissin Foods Holdings Co., Ltd.	1,200	87,490
Orkla ASA	10,095	106,978
Toyo Suisan Kaisha Ltd.	1,000	42,691
Tyson Foods, Inc.–Class A	2,075	168,220
WH Group Ltd.(b)	67,807	76,548
Wilmar International Ltd.	26,000	59,916
Yakult Honsha Co., Ltd.	800	60,364
Yamazaki Baking Co., Ltd.	59	1,149

		6,927,615

HOUSEHOLD PRODUCTS–0.7%
Church & Dwight Co., Inc.	1,776	89,102
Clorox Co. (The)	920	136,841
Colgate-Palmolive Co.	6,200	467,790
Essity AB–Class B(a)	4,979	141,492
Henkel AG & Co. KGaA	989	118,430
Henkel AG & Co. KGaA (Preference Shares)	1,696	223,966
Kimberly-Clark Corp.	2,515	303,460
Lion Corp.	2,000	37,804
Procter & Gamble Co. (The)	18,170	1,669,459
Reckitt Benckiser Group PLC	7,158	667,795
Unicharm Corp.	3,800	98,675

		3,954,814

PERSONAL PRODUCTS–0.5%
Beiersdorf AG	1,051	123,212
Coty, Inc.–Class A	3,262	64,881
Estee Lauder Cos., Inc. (The)–Class A	1,540	195,950
Kao Corp.	5,400	364,876
Kose Corp.	500	77,914
L’Oreal SA	2,700	598,268
Pola Orbis Holdings, Inc.	1,800	63,073
Shiseido Co., Ltd.	3,600	173,466
Unilever NV	15,507	873,089
Unilever PLC	13,679	758,721

		3,293,450

TOBACCO–0.8%
Altria Group, Inc.	13,660	975,461
British American Tobacco PLC	24,956	1,686,996
Imperial Brands PLC	10,218	435,845
Japan Tobacco, Inc.	11,724	377,549
Philip Morris International, Inc.	10,850	1,146,302
Swedish Match AB	2,884	113,606

		4,735,759

		31,136,585

19

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

ENERGY–3.0%
ENERGY EQUIPMENT & SERVICES–0.2%
Baker Hughes a GE Co.–Class A	2,960	$93,654
Halliburton Co.	5,990	292,731
Helmerich & Payne, Inc.	735	47,510
John Wood Group PLC	7,316	64,012
National Oilwell Varco, Inc.	2,605	93,832
Schlumberger Ltd.	9,700	653,683
TechnipFMC PLC	3,318	103,887
Tenaris SA	10,900	173,005

		1,522,314

OIL, GAS & CONSUMABLE FUELS–2.8%
Anadarko Petroleum Corp.	3,795	203,564
Andeavor	825	94,330
Apache Corp.	2,645	111,672
BP PLC	210,515	1,476,824
Cabot Oil & Gas Corp.	3,240	92,664
Caltex Australia Ltd.	3,100	82,123
Chesapeake Energy Corp.(a)(c)	5,195	20,572
Chevron Corp.	13,180	1,650,004
Cimarex Energy Co.	677	82,601
Concho Resources, Inc.(a)	1,007	151,272
ConocoPhillips	8,620	473,152
Devon Energy Corp.	3,620	149,868
Enagas SA	2,159	61,746
Eni SpA	24,216	400,725
EOG Resources, Inc.	3,860	416,533
EQT Corp.	1,190	67,735
Exxon Mobil Corp.	30,310	2,535,128
Galp Energia SGPS SA	5,341	98,129
Hess Corp.	1,840	87,345
Idemitsu Kosan Co., Ltd.	1,200	48,067
Inpex Corp.	9,048	112,612
JXTG Holdings, Inc.	32,750	210,461
Kinder Morgan, Inc./DE	13,389	241,939
Koninklijke Vopak NV	502	21,990
Lundin Petroleum AB(a)	856	19,595
Marathon Oil Corp.	5,905	99,972
Marathon Petroleum Corp.	3,674	242,410
Neste Oyj	1,220	78,093
Newfield Exploration Co.(a)	1,370	43,196
Noble Energy, Inc.	3,000	87,420
Occidental Petroleum Corp.	5,350	394,081
Oil Search Ltd.	18,278	110,666
OMV AG	1,402	88,870
ONEOK, Inc.	2,718	145,277
Origin Energy Ltd.(a)	16,658	122,023
Phillips 66	3,110	314,576
Pioneer Natural Resources Co.	1,215	210,013
Range Resources Corp.	1,300	22,178
Repsol SA	13,383	236,296
Royal Dutch Shell PLC–Class A	48,497	1,618,984

Royal Dutch Shell PLC–Class B	40,305	1,357,232
Santos Ltd.(a)	18,468	78,171
Showa Shell Sekiyu KK	4,285	57,984
Snam SpA	26,833	131,414
Statoil ASA	12,989	278,074
TOTAL SA	25,086	1,384,744
Valero Energy Corp.	3,225	296,410
Williams Cos., Inc. (The)	4,755	144,980
Woodside Petroleum Ltd.	9,055	232,967

		16,686,682

		18,208,996

MATERIALS–3.0%
CHEMICALS–1.6%
Air Liquide SA	4,557	572,880
Air Products & Chemicals, Inc.	1,520	249,402
Akzo Nobel NV	3,630	318,515
Albemarle Corp.	761	97,324
Arkema SA	1,159	141,218
Asahi Kasei Corp.	12,000	154,433
BASF SE	9,789	1,073,181
CF Industries Holdings, Inc.	1,600	68,064
Chr Hansen Holding A/S	1,460	136,948
Covestro AG(b)	1,766	181,839
Croda International PLC	1,689	100,686
Daicel Corp.	3,000	34,045
DowDuPont, Inc.	16,770	1,194,359
Eastman Chemical Co.	1,030	95,419
Ecolab, Inc.	1,840	246,891
EMS-Chemie Holding AG (REG)	203	135,434
Evonik Industries AG	2,574	96,677
FMC Corp.	930	88,034
Frutarom Industries Ltd.	300	28,112
Givaudan SA (REG)	88	203,273
Hitachi Chemical Co., Ltd.	3,000	76,818
Incitec Pivot Ltd.	32,013	97,001
International Flavors & Fragrances, Inc.	550	83,935
Israel Chemicals Ltd.	4,414	17,873
Johnson Matthey PLC	1,842	76,329
JSR Corp.	800	15,715
Kansai Paint Co., Ltd.	3,000	77,848
Kuraray Co., Ltd.	3,000	56,484
LANXESS AG	1,767	140,069
Linde AG	1,768	383,191
LyondellBasell Industries NV–Class A	2,399	264,658
Mitsubishi Chemical Holdings Corp.	13,000	142,245
Mitsubishi Gas Chemical Co., Inc.	2,500	71,587
Mitsui Chemicals, Inc.	1,600	51,308
Monsanto Co.	3,040	355,011
Mosaic Co. (The)	2,430	62,354

20

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Nippon Paint Holdings Co., Ltd.	2,000	$63,193
Nissan Chemical Industries Ltd.	1,000	39,835
Nitto Denko Corp.	1,600	141,518
Novozymes A/S–Class B	2,458	140,321
Orica Ltd.	7,662	107,720
PPG Industries, Inc.	1,850	216,117
Praxair, Inc.	1,990	307,813
Sherwin-Williams Co. (The)	565	231,673
Shin-Etsu Chemical Co., Ltd.	4,100	415,424
Sika AG	20	158,680
Solvay SA	927	128,887
Sumitomo Chemical Co., Ltd.	15,000	107,335
Symrise AG	1,178	101,000
Taiyo Nippon Sanso Corp.	7,000	97,679
Teijin Ltd.	3,000	66,660
Toray Industries, Inc.	14,000	131,772
Tosoh Corp.	3,149	71,042
Umicore SA	2,002	94,793
Yara International ASA	1,297	59,551

		9,870,173

CONSTRUCTION MATERIALS–0.2%
Boral Ltd.	17,642	106,801
CRH PLC	8,841	318,196
Fletcher Building Ltd.	7,055	37,999
HeidelbergCement AG	1,342	144,702
James Hardie Industries PLC	3,449	60,574
LafargeHolcim Ltd. (REG)(a)	4,333	244,042
Martin Marietta Materials, Inc.	477	105,436
Taiheiyo Cement Corp.	500	21,527
Vulcan Materials Co.	915	117,459

		1,156,736

CONTAINERS & PACKAGING–0.1%
Amcor Ltd./Australia	11,024	132,093
Avery Dennison Corp.	585	67,193
Ball Corp.	2,420	91,597
International Paper Co.	2,865	165,998
Packaging Corp. of America	675	81,371
Sealed Air Corp.	1,340	66,062
Toyo Seikan Group Holdings Ltd.	1,700	27,289
WestRock Co.	1,747	110,428

		742,031

METALS & MINING–1.0%
Alumina Ltd.	466	878
Anglo American PLC	14,945	310,841
Antofagasta PLC	6,389	86,227
ArcelorMittal(a)	12,535	406,676
BHP Billiton Ltd.	34,230	786,294
BHP Billiton PLC	22,510	455,160

BlueScope Steel Ltd.	6,941	82,671
Boliden AB	4,189	143,254
Fortescue Metals Group Ltd.	18,067	68,372
Freeport-McMoRan, Inc.(a)	8,525	161,634
Fresnillo PLC	2,356	45,268
Glencore PLC(a)	130,406	682,540
Hitachi Metals Ltd.	5,000	71,513
JFE Holdings, Inc.	5,000	119,487
Kobe Steel Ltd.(a)	1,199	11,065
Mitsubishi Materials Corp.	2,700	95,811
Newcrest Mining Ltd.	7,017	124,916
Newmont Mining Corp.	3,695	138,636
Nippon Steel & Sumitomo Metal Corp.	8,643	220,823
Norsk Hydro ASA	16,444	124,659
Nucor Corp.	2,210	140,512
Randgold Resources Ltd.	890	88,373
Rio Tinto Ltd.	4,038	237,414
Rio Tinto PLC	13,185	691,653
South32 Ltd.	56,741	153,799
Sumitomo Metal Mining Co., Ltd.	2,500	114,376
thyssenkrupp AG	3,919	113,007
voestalpine AG	1,082	64,599

		5,740,458

PAPER & FOREST PRODUCTS–0.1%
Mondi PLC	3,496	90,856
Oji Holdings Corp.	14,000	92,972
Stora Enso Oyj–Class R	5,244	83,080
UPM-Kymmene Oyj	5,689	176,614

		443,522

		17,952,920

REAL ESTATE–1.7%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)–1.1%
Alexandria Real Estate Equities, Inc.	632	82,533
American Tower Corp.	2,965	423,017
Apartment Investment & Management Co.–Class A	1,075	46,988
AvalonBay Communities, Inc.	945	168,597
Boston Properties, Inc.	1,100	143,033
British Land Co. PLC (The)	9,308	86,689
Crown Castle International Corp.	2,370	263,094
Daiwa House REIT Investment Corp.	13	30,886
Dexus	13,420	101,839
Digital Realty Trust, Inc.	1,030	117,317
Duke Realty Corp.	2,548	69,331
Equinix, Inc.	520	235,674
Equity Residential	2,540	161,976
Essex Property Trust, Inc.	478	115,375
Extra Space Storage, Inc.	883	77,218

21

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Federal Realty Investment Trust	522	$69,327
GGP, Inc.	4,044	94,589
Goodman Group	16,928	110,921
GPT Group (The)	17,105	68,041
Hammerson PLC	7,467	55,091
HCP, Inc.	2,880	75,110
Host Hotels & Resorts, Inc.	5,150	102,227
ICADE	1,592	156,499
Iron Mountain, Inc.	1,708	64,443
Japan Prime Realty Investment Corp.	7	22,241
Japan Real Estate Investment Corp.	12	56,978
Japan Retail Fund Investment Corp.	24	43,992
Kimco Realty Corp.	2,930	53,180
Klepierre SA	2,231	98,062
Land Securities Group PLC	9,736	132,280
Link REIT	21,500	198,914
Macerich Co. (The)	810	53,201
Mid-America Apartment Communities, Inc.	796	80,046
Mirvac Group	40,488	74,045
Nippon Building Fund, Inc.	13	63,572
Nippon Prologis REIT, Inc.	14	29,609
Nomura Real Estate Master Fund, Inc.	34	42,215
Prologis, Inc.	3,670	236,752
Public Storage	1,030	215,270
Realty Income Corp.	1,808	103,092
Regency Centers Corp.	1,033	71,463
SBA Communications Corp.(a)	870	142,123
Scentre Group	50,683	165,326
Segro PLC	8,541	67,607
Simon Property Group, Inc.	2,216	380,576
SL Green Realty Corp.	676	68,229
Stockland	23,010	80,267
UDR, Inc.	1,828	70,415
Unibail-Rodamco SE	1,361	342,498
United Urban Investment Corp.	26	37,405
Ventas, Inc.	2,441	146,484
Vicinity Centres	39,646	83,974
Vornado Realty Trust	1,185	92,643
Welltower, Inc.	2,475	157,831
Westfield Corp.	18,793	138,846
Weyerhaeuser Co.	5,198	183,281

		6,652,232

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.6%
Aeon Mall Co., Ltd.	1,700	33,202
Azrieli Group Ltd.	811	45,322
CapitaLand Ltd.	35,000	92,074

CBRE Group, Inc.–Class A(a)	2,065	89,435
City Developments Ltd.	11,000	102,301
CK Asset Holdings Ltd.	25,719	224,197
Daito Trust Construction Co., Ltd.	700	142,612
Daiwa House Industry Co., Ltd.	6,000	230,084
Deutsche Wohnen SE	3,212	140,097
Global Logistic Properties Ltd.	80,329	202,407
Hang Lung Properties Ltd.	14,000	34,104
Henderson Land Development Co., Ltd.	25,141	165,302
Hongkong Land Holdings Ltd.	14,000	98,474
Hulic Co., Ltd.	6,591	73,907
Kerry Properties Ltd.	8,500	38,185
LendLease Group	10,380	131,964
Mitsubishi Estate Co., Ltd.	13,000	225,719
Mitsui Fudosan Co., Ltd.	10,000	223,655
New World Development Co., Ltd.	82,122	123,083
Nomura Real Estate Holdings, Inc.	3,600	80,432
Sino Land Co., Ltd.	16,000	28,306
Sumitomo Realty & Development Co., Ltd.	3,843	126,123
Sun Hung Kai Properties Ltd.	15,000	249,736
Swire Properties Ltd.	25,389	81,891
Swiss Prime Site AG (REG)(a)	976	90,157
Tokyu Fudosan Holdings Corp.	7,989	57,655
Vonovia SE	5,710	282,915
Wharf Holdings Ltd. (The)	13,000	44,830
Wharf Real Estate Investment Co., Ltd.(a)	13,000	86,524
Wheelock & Co., Ltd.	17,000	121,180

		3,665,873

		10,318,105

UTILITIES–1.6%
ELECTRIC UTILITIES–0.9%
Alliant Energy Corp.	1,588	67,665
American Electric Power Co., Inc.	3,425	251,977
AusNet Services	37,398	52,555
Chubu Electric Power Co., Inc.	6,100	75,663
Chugoku Electric Power Co., Inc. (The)	4,000	42,941
CK Infrastructure Holdings Ltd.	15,000	128,717
CLP Holdings Ltd.	12,500	127,914
Duke Energy Corp.	4,782	402,214
Edison International	2,265	143,239

22

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

EDP–Energias de Portugal SA	25,431	$88,031
Electricite de France SA	11,071	138,414
Endesa SA	3,024	64,677
Enel SpA	88,110	541,812
Entergy Corp.	1,225	99,703
Eversource Energy	2,210	139,628
Exelon Corp.	6,397	252,106
FirstEnergy Corp.	2,935	89,870
Fortum Oyj	4,228	83,678
HK Electric Investments & HK Electric Investments Ltd.–Class SS(b)	104,180	95,341
Iberdrola SA	62,572	484,387
Kansai Electric Power Co., Inc. (The)	8,491	103,845
Kyushu Electric Power Co., Inc.	4,100	42,946
Mercury NZ Ltd.	3,244	7,748
NextEra Energy, Inc.	3,245	506,837
Orsted A/S(b)	1,822	99,459
PG&E Corp.	3,475	155,784
Pinnacle West Capital Corp.	785	66,866
Power Assets Holdings Ltd.	8,500	71,646
PPL Corp.	4,695	145,310
Red Electrica Corp. SA	5,707	128,106
Southern Co. (The)	6,810	327,493
SSE PLC	10,739	190,916
Terna Rete Elettrica Nazionale SpA	23,069	134,101
Tohoku Electric Power Co., Inc.	4,300	54,898
Tokyo Electric Power Co. Holdings, Inc.(a)	13,800	54,464
Xcel Energy, Inc.	3,520	169,347

		5,630,298

GAS UTILITIES–0.1%
APA Group	12,605	81,737
Gas Natural SDG SA	3,334	76,943
Hong Kong & China Gas Co., Ltd.	79,344	155,379
Osaka Gas Co., Ltd.	3,600	69,226
Toho Gas Co., Ltd.	2,017	55,221
Tokyo Gas Co., Ltd.	3,800	86,824

		525,330

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS–0.1%
AES Corp./VA	4,585	49,656
Electric Power Development Co., Ltd.	1,600	43,039
Meridian Energy Ltd.	18,542	38,437
NRG Energy, Inc.	2,190	62,371
Uniper SE	2,006	62,579

		256,082

MULTI-UTILITIES–0.5%
AGL Energy Ltd.	6,423	121,716
Ameren Corp.	1,660	97,923
CenterPoint Energy, Inc.	2,995	84,938
Centrica PLC	64,140	118,900
CMS Energy Corp.	1,920	90,816
Consolidated Edison, Inc.	2,130	180,944
Dominion Energy, Inc.	4,385	355,448
DTE Energy Co.	1,270	139,014
E.ON SE	23,845	258,388
Engie SA	18,347	315,412
Innogy SE(b)	1,395	54,596
National Grid PLC	36,605	431,519
NiSource, Inc.	2,205	56,602
Public Service Enterprise Group, Inc.	3,505	180,508
RWE AG(a)	5,973	121,553
SCANA Corp.	995	39,581
Sempra Energy	1,760	188,179
Suez	5,769	101,348
United Utilities Group PLC	8,008	89,686
Veolia Environnement SA	2,727	69,536
WEC Energy Group, Inc.	2,188	145,349

		3,241,956

WATER UTILITIES–0.0%
American Water Works Co., Inc.	1,221	111,709
Severn Trent PLC	2,239	65,241

		176,950

		9,830,616

TELECOMMUNICATION SERVICES–1.6%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.2%
AT&T, Inc.	42,926	1,668,963
Bezeq The Israeli Telecommunication Corp., Ltd.	25,040	37,852
BT Group PLC	89,935	329,914
CenturyLink, Inc.	6,662	111,122
Deutsche Telekom AG (REG)	34,368	607,503
Elisa Oyj	1,354	53,108
HKT Trust & HKT Ltd.–Class SS	55,098	70,240
Iliad SA	332	79,552
Koninklijke KPN NV	28,755	100,392
Nippon Telegraph & Telephone Corp.	7,400	347,904
Orange SA	18,911	327,743
Proximus SADP	1,568	51,455
Singapore Telecommunications Ltd.	76,000	202,866
Spark New Zealand Ltd.	17,417	44,807
Swisscom AG (REG)	247	131,344

23

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

TDC A/S	10,476	$64,379
Telecom Italia SpA/Milano (ordinary shares)(a)	150,129	129,651
Telefonica Deutschland Holding AG	17,113	85,646
Telefonica SA	50,008	486,965
Telenor ASA	7,146	152,973
Telia Co. AB	24,258	108,127
Telstra Corp., Ltd.	40,732	115,143
TPG Telecom Ltd.	8,880	45,439
Verizon Communications, Inc.	28,445	1,505,594

		6,858,682

WIRELESS TELECOMMUNICATION SERVICES–0.4%
KDDI Corp.	19,550	485,613
Millicom International Cellular SA	641	43,290
NTT DOCOMO, Inc.	14,767	349,151
SoftBank Group Corp.	8,822	698,443
StarHub Ltd.	23,000	48,942
Tele2 AB–Class B	3,826	47,022
Vodafone Group PLC	283,081	894,817

		2,567,278

		9,425,960

Total Common Stocks (cost $237,698,484)		322,513,995

	Principal Amount (000)
GOVERNMENTS–TREASURIES–28.3%
UNITED STATES–28.3%
U.S. Treasury Bonds
2.25%, 8/15/46	$5,033	4,541,071
2.50%, 2/15/45	520	495,869
2.75%, 8/15/42–11/15/47	1,607	1,614,539
2.875%, 5/15/43–11/15/46	5,936	6,090,142
3.00%, 5/15/45–5/15/47	1,633	1,716,036
3.125%, 11/15/41–2/15/43	2,825	3,036,049
3.50%, 2/15/39	358	408,791
3.625%, 8/15/43	3,475	4,055,977
3.75%, 8/15/41	220	260,769
3.875%, 8/15/40	280	337,356
4.25%, 5/15/39	240	303,300
4.375%, 11/15/39–5/15/41	1,258	1,620,564
4.50%, 8/15/39	220	287,375
4.75%, 2/15/37–2/15/41	2,280	3,044,417
5.375%, 2/15/31	650	863,484
6.00%, 2/15/26	2,846	3,606,416
6.125%, 11/15/27	326	432,052
6.25%, 8/15/23–5/15/30	724	993,625
6.875%, 8/15/25	590	776,219
7.25%, 8/15/22	775	948,406

7.625%, 2/15/25	$55	$74,061
8.00%, 11/15/21	9,123	11,108,678
U.S. Treasury Notes
1.00%, 9/30/19–11/30/19	1,890	1,860,546
1.125%, 2/28/21–9/30/21	2,905	2,816,615
1.25%, 11/30/18–10/31/21	15,725	15,492,329
1.375%, 12/31/18–5/31/21	12,309	12,152,219
1.50%, 5/31/19–8/15/26	8,738	8,551,961
1.625%, 6/30/20–2/15/26(d)	14,732	14,266,304
1.75%, 3/31/22–5/15/23	6,871	6,742,801
1.875%, 11/30/21–10/31/22	7,977	7,882,544
2.00%, 11/15/21–11/15/26	18,025	17,797,666
2.125%, 8/15/21–5/15/25	5,862	5,811,160
2.25%, 11/15/24–11/15/27	3,641	3,593,824
2.375%, 8/15/24–5/15/27	1,829	1,828,567
2.50%, 8/15/23–5/15/24	2,242	2,270,783
2.625%, 8/15/20–11/15/20	3,700	3,765,352
2.75%, 2/15/19–11/15/23	3,189	3,236,088
3.125%, 5/15/21	394	407,356
3.375%, 11/15/19	1,890	1,941,975
3.50%, 5/15/20(d)	910	942,988
3.625%, 2/15/20-2/15/21	13,021	13,609,586

Total Governments–Treasuries (cost $173,444,419)		171,585,860

	Shares
INVESTMENT COMPANIES–14.6%
FUNDS AND INVESTMENT TRUSTS–14.6%(e)
iShares Core MSCI Emerging Markets ETF	607,904	34,589,738
iShares International Developed Real Estate ETF	293,373	8,801,190
SPDR S&P MidCap 400 ETF Trust	39,990	13,812,946
Vanguard Global ex-U.S. Real Estate ETF(c)	150,903	9,129,631
Vanguard Mid-Cap ETF	18,523	2,866,990
Vanguard REIT ETF	140,365	11,647,488
Vanguard Small-Cap ETF(c)	49,083	7,254,467

Total Investment Companies (cost $77,870,476)		88,102,450

24

AB Variable Products Series Fund

Company		Notional Amount	U.S. $ Value

OPTIONS PURCHASED–PUTS–0.0%
SWAPTIONS–0.0%
IRS Swaption Expiration: Jan 2018; Contracts: 15,000,000; Exercise Rate: 2.43%; Counterparty: Citibank, NA(a)	USD	15,000,000	$3,047
IRS Swaption Expiration: Jan 2018; Contracts: 14,700,000; Exercise Rate: 2.45%; Counterparty: Citibank, NA(a)	USD	14,700,000	2,580

Total Options Purchased–Puts (premiums paid $58,653)			5,627

		Shares
SHORT-TERM INVESTMENTS–3.1%
INVESTMENT COMPANIES–3.1%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.12%(e)(f)(g) (cost $18,529,279)		18,529,279	18,529,279

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–99.3% (cost $507,601,311)			600,737,211

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.3%
INVESTMENT COMPANIES–0.3%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.12%(e)(f)(g) (cost $1,876,538)		1,876,538	1,876,538

TOTAL INVESTMENTS–99.6% (cost $509,477,849)			602,613,749
Other assets less liabilities–0.4%			2,417,695

NET ASSETS–100.0%			$605,031,444

25

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Notional (000)			Original Value	Value at December 31, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Canadian Bond Futures	18	March 2018	CAD	1,800		$1,946,447	$1,930,024	$(16,423)
10 Yr Mini Japan Government Bond Futures	7	March 2018	JPY	70,000		937,571	937,102	(469)
Euro-Bund Futures	10	March 2018	EUR	1,000		1,960,469	1,939,916	(20,553)
FTSE 100 Index Futures	55	March 2018	GBP	1		5,527,339	5,671,849	144,510
Mini MSCI EAFE Futures	5	March 2018	USD	0	*	500,200	511,375	11,175
SPI 200 Futures	27	March 2018	AUD	1		3,171,132	3,170,547	(585)
TOPIX Index Futures	107	March 2018	JPY	1,070		17,031,702	17,254,848	223,146
U.S. T-Note 10 Yr (CBT) Futures	91	March 2018	USD	9,100		11,350,391	11,288,266	(62,125)
U.S. Ultra Bond (CBT) Futures	58	March 2018	USD	5,800		9,641,227	9,724,063	82,836

Sold Contracts
Euro STOXX 50 Futures	103	March 2018	EUR	1		4,413,135	4,316,806	96,329
S&P 500 E Mini Futures	122	March 2018	USD	6		16,302,513	16,323,600	(21,087)

								$436,754

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	CAD	1,587	USD	1,245	3/14/18	$(18,407)
Bank of America, NA	JPY	159,060	USD	1,420	3/14/18	3,004
Bank of America, NA	USD	11,688	JPY	1,320,230	3/14/18	69,227
Barclays Bank PLC	AUD	9,724	USD	7,392	3/14/18	(194,315)
Barclays Bank PLC	EUR	7,005	USD	8,291	3/14/18	(149,264)
Citibank, NA	CHF	7,648	USD	7,793	3/14/18	(94,956)
Credit Suisse International	EUR	5,995	USD	7,074	3/14/18	(148,242)
Credit Suisse International	GBP	7,612	USD	10,174	3/14/18	(126,921)
Credit Suisse International	JPY	159,060	USD	1,421	3/14/18	4,742
Credit Suisse International	USD	2,013	NOK	16,786	3/14/18	35,547
HSBC Bank USA	EUR	868	USD	1,035	3/14/18	(11,093)
Royal Bank of Scotland PLC	EUR	868	USD	1,035	3/14/18	(10,986)
State Street Bank & Trust Co.	NZD	617	USD	430	3/14/18	(6,688)
State Street Bank & Trust Co.	SEK	22,038	USD	2,630	3/14/18	(68,017)

						$(716,369)

26

AB Variable Products Series Fund

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
UBS AG
Russell 2000 Total Return Index	1,256	LIBOR Minus 0.40%	Quarterly	$9,027	2/15/18	$445,185
Pay Total Return on Reference Obligation
Citibank, NA
S&P 500 Total Return Index	5,773	LIBOR Plus 0.67%	Quarterly	30,101	3/15/18	41,663

						$486,848

*	Notional amount less than 500.

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the aggregate market value of these securities amounted to $1,103,243 or 0.2% of net assets.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(f)	Affiliated investments.

(g)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

ASX—Australian Stock Exchange

CBOE—Chicago Board Options Exchange

CBT—Chicago Board of Trade

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

REG—Registered Shares

REIT—Real Estate Investment Trust

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

See notes to financial statements.

27

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2017	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $489,072,032)	$582,207,932	(a)
Affiliated issuers (cost $20,405,817—including investment of cash collateral for securities loaned of $1,876,538)	20,405,817
Cash	9,013
Cash collateral due from broker	2,075,079
Foreign currencies, at value (cost $1,182,713)	1,243,025
Unaffiliated interest and dividends receivable	1,699,078
Unrealized appreciation on total return swaps	486,848
Receivable for investment securities sold	178,751
Receivable for variation margin on futures	130,822
Unrealized appreciation on forward currency exchange contracts	112,520
Receivable for capital stock sold	97,461
Affiliated dividends receivable	16,992
Receivable from regulatory settlement	269

Total assets	608,663,607

LIABILITIES
Payable for collateral received on securities loaned	1,876,538
Unrealized depreciation on forward currency exchange contracts	828,889
Advisory fee payable	353,396
Payable for capital stock redeemed	159,222
Distribution fee payable	127,588
Payable for investment securities purchased	56,573
Administrative fee payable	13,905
Cash collateral due to broker	5,674
Transfer Agent fee payable	97
Accrued expenses	210,281

Total liabilities	3,632,163

NET ASSETS	$605,031,444

COMPOSITION OF NET ASSETS
Capital stock, at par	$46,618
Additional paid-in capital	503,616,369
Undistributed net investment income	8,916,842
Accumulated net realized loss on investment and foreign currency transactions	(909,040)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	93,360,655

	$605,031,444

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$328,915	25,168	$13.07
B	$604,702,529	46,592,462	$12.98

(a)	Includes securities on loan with a value of $1,822,735 (see Note E).

See notes to financial statements.

28

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2017	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $379,897)	$9,505,899
Affiliated issuers	200,829
Interest	3,009,536
Other income	307

12,716,571

EXPENSES
Advisory fee (see Note B)	4,086,774
Distribution fee—Class B	1,458,757
Transfer agency—Class A	2
Transfer agency—Class B	4,409
Custodian	179,628
Audit and tax	112,791
Administrative	54,520
Legal	46,836
Printing	40,561
Directors’ fees	28,561
Miscellaneous	41,227

Total expenses	6,054,066
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(55,353)

Net expenses	5,998,713

Net investment income	6,717,858

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	6,799,587
Forward currency exchange contracts	1,169,997
Futures	(1,771,480)
Swaps	1,334,006
Foreign currency transactions	431,096
Net change in unrealized appreciation/depreciation of:
Investments	65,003,463
Forward currency exchange contracts	(520,349)
Futures	320,298
Swaps	(1,450,656)
Foreign currency denominated assets and liabilities	24,979

Net gain on investment and foreign currency transactions	71,340,941

Contributions from Affiliates (see Note B)	5,430

NET INCREASE IN NET ASSETS FROM OPERATIONS	$78,064,229

See notes to financial statements.

29

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2017		Year Ended December 31, 2016
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$6,717,858		$4,716,370
Net realized gain on investment and foreign currency transactions	7,963,206		2,382,396
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	63,377,735		9,384,262
Contributions from Affiliates (see Note B)	5,430		–0	–

Net increase in net assets from operations	78,064,229		16,483,028
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(6,415)		(3,253)
Class B	(10,384,688)		(3,066,140)
Net realized gain on investment transactions
Class A	–0	–	(89)
Class B	–0	–	(118,984)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(21,670,358)		34,170,007
CAPITAL CONTRIBUTIONS
Proceeds from regulatory settlement (see Note F)	269		–0	–

Total increase	46,003,037		47,464,569
NET ASSETS
Beginning of period	559,028,407		511,563,838

End of period (including undistributed net investment income of $8,916,842 and $8,765,214, respectively)	$605,031,444		$559,028,407

See notes to financial statements.

30

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2017	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Dynamic Asset Allocation Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to maximize total return consistent with the determination of AllianceBernstein L.P. (the “Adviser”) of reasonable risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fifteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S.

31

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

32

AB Variable Products Series Fund

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2017:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Financials	$25,069,914		$33,430,499		$–0	–	$58,500,413
Information Technology	38,858,229		9,732,956		–0	–	48,591,185
Industrials	17,405,484		22,717,295		–0	–	40,122,779
Consumer Discretionary	21,100,087		18,965,125		–0	–	40,065,212
Health Care	22,637,977		15,723,247		–0	–	38,361,224
Consumer Staples	14,239,101		16,897,484		–0	–	31,136,585
Energy	9,753,059		8,455,937		–0	–	18,208,996
Materials	5,085,546		12,867,374		–0	–	17,952,920
Real Estate	5,264,097		5,054,008		–0	–	10,318,105
Utilities	5,467,586		4,363,030		–0	–	9,830,616
Telecommunication Services	3,927,616		5,498,344		–0	–	9,425,960
Governments—Treasuries	–0	–	171,585,860		–0	–	171,585,860
Investment Companies	88,102,450		–0	–	–0	–	88,102,450
Options Purchased—Puts	–0	–	5,627		–0	–	5,627
Short-Term Investments	18,529,279		–0	–	–0	–	18,529,279
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,876,538		–0	–	–0	–	1,876,538

Total Investments in Securities	277,316,963		325,296,786		–0	–	602,613,749
Other Financial Instruments(a):
Assets:
Futures	94,011		463,985		–0	–	557,996	(b)
Forward Currency Exchange Contracts	–0	–	112,520		–0	–	112,520
Total Return Swaps	–0	–	486,848		–0	–	486,848
Liabilities:
Futures	(120,657)		(585)		–0	–	(121,242	)(b)
Forward Currency Exchange Contracts	–0	–	(828,889)		–0	–	(828,889)

Total(c)	$277,290,317		$325,530,665		$–0	–	$602,820,982

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments. Exchange-traded swaps with upfront premiums are presented here as market value.

(c)	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

33

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks(a)		Total
Balance as of 12/31/16	$–0	–	$–0	–
Accrued discounts/(premiums)	–0	–	–0	–
Realized gain (loss)	(8,647)		(8,647)
Change in unrealized appreciation/depreciation	8,647		8,647
Purchases	–0	–	–0	–
Sales	–0	–	–0	–
Transfers in to Level 3	–0	–	–0	–
Transfers out of Level 3	–0	–	–0	–
Balance as of 12/31/17	$–0	–	$–0	–

Net change in unrealized appreciation/depreciation from investments held as of 12/31/17(b)	$–0	–	$–0	–

(a)	The Portfolio held securities with zero market value that were sold/expired/written off during the reporting period.

(b)	The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) on investments and other financial instruments in the accompanying statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

34

AB Variable Products Series Fund

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to the portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .70% of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .85% and 1.10% of daily average net assets for Class A and Class B shares, respectively. The Expense Caps will remain in effect until May 1, 2018 and then may be extended by the Adviser for additional one-year terms. For the year ended December 31, 2017, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2017, the reimbursement for such services amounted to $54,520.

During the year ended December 31, 2017, the Adviser reimbursed the Portfolio $5,430 for trading losses incurred due to a trade entry error.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,163 for the year ended December 31, 2017.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Portfolio in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2017, such waiver amounted to $48,256.

35

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2017 is as follows:

Fund	Market Value 12/31/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/17 (000)	Dividend Income (000)
Government Money Market Portfolio	$21,929	$122,616	$126,016	$18,529	$164
Government Money Market Portfolio*	8,035	222,388	228,546	1,877	37

Total				$20,406	$201

*	Investments of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the year ended December 31, 2017 amounted to $62,174, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2017 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$79,114,964	$80,632,104
U.S. government securities	38,996,262	28,903,409

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$511,733,998

Gross unrealized appreciation	$103,344,583
Gross unrealized depreciation	(12,259,164)

Net unrealized appreciation	$91,085,419

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

36

AB Variable Products Series Fund

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2017, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2017, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

37

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended December 31, 2017, the Portfolio held purchased swaptions for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

38

AB Variable Products Series Fund

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended December 31, 2017, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

39

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended December 31, 2017, the Portfolio held credit default swaps for non-hedging purposes.

Total Return Swaps:

The Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the year ended December 31, 2017, the Portfolio held total return swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty tables below.

During the year ended December 31, 2017, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$82,836	*	Receivable/Payable for variation margin on futures	$99,570	*
Equity contracts	Receivable/Payable for variation margin on futures	475,160	*	Receivable/Payable for variation margin on futures	21,672	*
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	112,520		Unrealized depreciation on forward currency exchange contracts	828,889
Interest rate contracts	Investments in securities, at value	5,627
Equity contracts	Unrealized appreciation on total return swaps	486,848

Total		$1,162,991			$950,131

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

40

AB Variable Products Series Fund

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$1,015,330		$(115,568)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(2,786,810)		435,866
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	1,169,997		(520,349)
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	–0	–	(53,026)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	152,885		(36,130)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	502,331		(502,331)
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	678,790		(912,195)

Total		$732,523		$(1,703,733)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2017:

Futures:
Average original value of buy contracts	$55,394,008
Average original value of sale contracts	$22,930,765
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$52,083,446
Average principal amount of sale contracts	$70,912,682
Purchased Swaptions:
Average monthly cost	$58,653	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$4,469,883	(b)
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$16,380,500	(c)
Average notional amount of sale contracts	$16,380,500	(c)
Total Return Swaps:
Average notional amount	$26,866,879

(a)	Positions were open for three months during the year.

(b)	Positions were open for four months during the year.

(c)	Positions were open for one month during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

41

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Portfolio as of December 31, 2017. Exchange-traded derivatives are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received*		Security Collateral Received*		Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, NA	$72,231	$(18,407)		$–0	–	$–0	–	$53,824
Citibank, NA	47,290	(47,290)		–0	–	–0	–	–0	–
Credit Suisse International	40,289	(40,289)		–0	–	–0	–	–0	–
UBS AG	445,185	–0	–	–0	–	(397,792)		47,393

Total	$604,995	$(105,986)		$–0	–	$(397,792)		$101,217	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America, NA	$18,407	$(18,407)		$–0	–	$–0	–	$–0	–
Barclays Bank PLC	343,579	–0	–	–0	–	–0	–	343,579
Citibank, NA	94,956	(47,290)		–0	–	(47,666)		–0	–
Credit Suisse International	275,163	(40,289)		–0	–	–0	–	234,874
HSBC Bank USA	11,093	–0	–	–0	–	–0	–	11,093
Royal Bank of Scotland PLC	10,986	–0	–	–0	–	–0	–	10,986
State Street Bank & Trust Co.	74,705	–0	–	–0	–	–0	–	74,705

Total	$828,889	$(105,986)		$–0	–	$(47,666)		$675,237	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are

42

AB Variable Products Series Fund

secured by collateral. The lending agent currently invests the cash collateral received in AB Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2017, the Portfolio had securities on loan with a value of $1,822,735 and had received cash collateral which has been invested into AB Government Money Market Portfolio of $1,876,538. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $0 and $37,411 from the borrowers and AB Government Money Market Portfolio, respectively, for the year ended December 31, 2017; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Portfolio in the AB Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of AB Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2017, such waiver amounted to $7,097. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Class A
Shares sold	23,756	11,244	$304,287	$125,982
Shares issued in reinvestment of dividends and distributions	518	284	6,414	3,342
Shares redeemed	(25,158)	(20,757)	(321,633)	(236,231)

Net decrease	(884)	(9,229)	$(10,932)	$(106,907)

Class B
Shares sold	3,671,000	9,938,397	$45,294,974	$113,721,017
Shares issued in reinvestment of dividends and distributions	843,598	271,768	10,384,688	3,185,124
Shares redeemed	(6,270,646)	(7,265,964)	(77,339,088)	(82,629,227)

Net increase (decrease)	(1,756,048)	2,944,201	$(21,659,426)	$34,276,914

For the year ended December 31, 2017, the Portfolio recorded $269 related to a settlement of regulatory proceedings. This amount is presented in the Portfolio’s statement of changes in net assets. Neither the Portfolio nor its affiliates were involved in the proceedings or the calculation of the payment.

At December 31, 2017, certain shareholders of the Portfolio owned 91% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Allocation Risk—The allocation of investments among different global asset classes may have a significant effect on the Portfolio’s net asset value, or NAV, when one of these asset classes is performing more poorly than others. As both the direct investments and derivatives positions will be periodically adjusted to reflect the Adviser’s view of market and economic conditions, there will be transaction costs that may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

43

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Foreign (Non-U.S.) Risk—The Portfolio’s investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

ETF Risk—ETFs are investment companies. When the Portfolio invests in an ETF, the Portfolio bears its share of the ETF’s expenses and runs the risk that the ETF may not achieve its investment objective.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Real Estate Risk—The Portfolio’s investments in the real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or “REITs”, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Commodity Risk—Investing in commodities and commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2017.

44

AB Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2017 and December 31, 2016 were as follows:

	2017		2016
Distributions paid from:
Ordinary income	$10,391,103		$3,071,351
Net long-term capital gains	–0	–	117,115

Total taxable distributions paid	$10,391,103		$3,188,466

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$9,529,980
Undistributed capital gains	735,535	(a)
Unrealized appreciation/(depreciation)	91,102,941	(b)

Total accumulated earnings/(deficit)	$101,368,456

(a)	During the fiscal year, the Portfolio utilized $1,509,418 of capital loss carryforwards to offset current year net realized gains.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of corporate restructurings, the tax treatment of partnership investments, return of capital distributions received from underlying securities, and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2017, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of partnership investments, return of capital distributions received from underlying securities, foreign currency reclassifications, contributions from the Adviser, and proceeds from a regulatory settlement resulted in a net increase in undistributed net investment income, a net decrease in accumulated net realized gain on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

45

DYNAMIC ASSET ALLOCATION PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2017	2016	2015	2014	2013
Net asset value, beginning of period	$11.63	$11.33	$11.74	$11.74	$10.53

Income From Investment Operations
Net investment income (a)	.17	(b)	.13	(b)†	.08	.08	(b)	.03	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.52	.27	(.19)	.44	1.26
Contributions from Affiliates	.00	(c)	–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	1.69	.40	(.11)	.52	1.29

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.10)	(.10)	(.07)	(.04)
Distributions from net realized gain on investment transactions	–0	–	(.00	)(c)	(.20)	(.45)	(.04)

Total dividends and distributions	(.25)	(.10)	(.30)	(.52)	(.08)

Net asset value, end of period	$13.07	$11.63	$11.33	$11.74	$11.74

Total Return
Total investment return based on net asset value (d)	14.67%	3.59	%†	(1.09)%	4.45%	12.31%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$328	$303	$400	$350	$269
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	.77%	.79%	.83%	.85%	.85%
Expenses, before waivers/reimbursements (e)	.78%	.81%	.83%	.85%	.89%
Net investment income	1.39	%(b)	1.11	%(b)†	.67%	.69	%(b)	.31	%(b)
Portfolio turnover rate	20%	64%	93%	53%	52%

See footnote summary on page 47.

46

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2017	2016	2015	2014	2013
Net asset value, beginning of period	$11.56	$11.26	$11.68	$11.68	$10.49

Income From Investment Operations
Net investment income (a)	.14	(b)	.10	(b)†	.05	.05	(b)	.01	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.50	.27	(.19)	.45	1.25
Contributions from Affiliates	.00	(c)	–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	1.64	.37	(.14)	.50	1.26

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.07)	(.08)	(.05)	(.03)
Distributions from net realized gain on investment transactions	–0	–	(.00	)(c)	(.20)	(.45)	(.04)

Total dividends and distributions	(.22)	(.07)	(.28)	(.50)	(.07)

Net asset value, end of period	$12.98	$11.56	$11.26	$11.68	$11.68

Total Return
Total investment return based on net asset value (d)	14.32%	3.37	%†	(1.30)%	4.21%	12.04%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$604,703	$558,725	$511,164	$481,600	$387,519
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	1.03%	1.05%	1.08%	1.10%	1.10%
Expenses, before waivers/reimbursements (e)	1.04%	1.07%	1.08%	1.10%	1.14%
Net investment income	1.15	%(b)	.89	%(b)†	.43%	.44	%(b)	.05	%(b)
Portfolio turnover rate	20%	64%	93%	53%	52%

(a)	Based on average shares outstanding.

(b)	Net of fees waived and expenses reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the years ended December 31, 2017 and December 31, 2016, such waiver amounted to 0.01% and 0.02% (annualized), respectively.

†	For the year ended December 31, 2016 the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.00005	.0004%	.0004%

47

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Dynamic Asset Allocation Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Dynamic Asset Allocation Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of AB Dynamic Asset Allocation Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2018

48

2017 FEDERAL TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2017. For corporate shareholders, 18.35% of dividends paid qualify for the dividends received deduction.

49

DYNAMIC ASSET ALLOCATION
PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Brian T. Brugman(2), Vice President Daniel J. Loewy(2), Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company	Seward & Kissel LLP
State Street Corporation CCB/5 1 Iron Street	One Battery Park Plaza New York, NY 10004
Boston, MA 02210

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
1345 Avenue of the Americas	P.O. Box 786003
New York, NY 10105	San Antonio, TX 78278-6003
Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Dynamic Asset Allocation Team. Messrs. Brugman and Loewy are the investment professionals primarily responsible for the day-to-day management of the Portfolio’s portfolio.

50

DYNAMIC ASSET ALLOCATION PORTFOLIO
MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 57 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	96	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 76 (2005)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	96	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,## 74 (2005)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	96	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

51

DYNAMIC ASSET ALLOCATION PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

DISINTERESTED DIRECTORS (continued)

William H. Foulk, Jr.,## 85 (1990)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	96	None

Nancy P. Jacklin,## 69 (2006)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	96	None

Carol C. McMullen,## 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	96	None

52

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## 65 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	96	None

Earl D. Weiner,## 78 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	96	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

53

DYNAMIC ASSET ALLOCATION PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE (5) YEARS
Robert M. Keith 57	President and Chief Executive Officer	See biography above.

Brian T. Brugman 37	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2013.

Daniel J. Loewy 43	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2013. He is also Chief Investment Officer and Head of Multi-Asset Solutions and Chief Investment Officer for Dynamic Asset Allocation.

Emilie D. Wrapp 62	Secretary	Senior Vice President, Assistant General Counsel, and Assistant Secretary of ABI,** with which she has been associated since prior to 2013.

Joseph J. Mantineo 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2013.

Phyllis J. Clarke 57	Controller	Vice President of ABIS,** with which she has been associated since prior to 2013.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2013.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

54

DYNAMIC ASSET ALLOCATION PORTFOLIO
CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Dynamic Asset Allocation Portfolio (the “Fund”) at a meeting held on August 1-2, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous fac-

55

DYNAMIC ASSET ALLOCATION PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AB Variable Products Series Fund

tors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a peer group and a peer universe, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended May 31, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund is paid for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal

56

AB Variable Products Series Fund

year. The directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap (although the directors noted that the Fund’s expense ratio was currently below the Adviser’s expense cap). The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had previously discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s assets (which were well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

57

VPS-DAA-0151-1217

DEC    12.31.17

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	GLOBAL BOND PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

GLOBAL BOND PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2018

The following is an update of AB Variable Products Series Fund—Global Bond Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2017.

At a meeting of the Board of Directors of AB Variable Products Series Fund, Inc. (the “Fund”) held on February 6-7, 2018, the Board approved the liquidation and termination of the Portfolio (the “Liquidation”). The Portfolio expects to make liquidating distributions on or shortly after April 20, 2018 and will convert its assets to cash shortly before this date. The insurance company separate accounts through which owners of variable insurance contracts hold interests in the Portfolio will give such Contractholders notice of the Liquidation as well as information about allocating their variable insurance contract assets to other investment options available under their contracts.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to generate current income consistent with preservation of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. In addition, the Portfolio will, under normal circumstances, invest at least 40% of its net assets in the fixed-income securities of non-US corporate and governmental issuers, and invest in issuers located in at least three countries. The Portfolio may invest in a broad range of fixed-income securities in both developed and emerging markets. The Portfolio may invest across all fixed-income sectors, including US and non-US government and corporate debt securities. The Portfolio’s investments may be denominated in local currency or US dollars. The Portfolio may invest in debt securities with a range of maturities from short- to long-term. For a period of time after the Portfolio’s inception, the Portfolio may gain up to approximately 50% of its exposure to fixed-income securities through investment in the AB Global Bond Fund, another investment company advised by the Adviser that has investment objectives and policies substantially similar to those of the Portfolio.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Adviser will actively manage the Portfolio’s assets in relation to market conditions and general economic conditions and adjust the Portfolio’s investments in an effort to best enable the Portfolio to achieve its investment objective. Thus, the percentage of the Portfolio’s assets invested in a particular country or denominated in a particular currency will vary in accordance with the Adviser’s assessment of the relative yield and appreciation potential of such securities and the relationship of the country’s currency to the US dollar. While the Adviser expects to hedge some or all of the foreign currency exposure resulting from the Portfolio’s securities positions through the use of currency-related derivatives, it is not required to do so.

Under normal circumstances, the Portfolio invests at least 75% of its net assets in fixed-income securities rated investment-grade at the time of investment and may invest up to 25% of its net assets in below investment-grade fixed-income securities (commonly known as “junk bonds”).

The Portfolio expects to use derivatives, such as options, futures contracts, forwards and swaps, to a significant extent. For example, the Adviser may enter into futures contracts and swaps on interest rates, credit default swaps to gain or hedge exposure to specific fixed-income securities and currency-related derivatives as noted above. In addition, the Portfolio may borrow money for investment purposes, and expects to enter into transactions such as reverse repurchase agreements and dollar rolls that are functionally equivalent to borrowings. These derivatives and borrowing transactions will at times create aggregate exposure to fixed-income securities for the Portfolio substantially in excess of its net assets, effectively leveraging the Portfolio.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its benchmark, the Bloomberg Barclays Global Aggregate Bond Index (USD hedged), for the one-year period ended December 31, 2017, and the period since the Portfolio’s inception on April 29, 2015.

During the annual period, all share classes of the Portfolio underperformed the benchmark. Currency investments detracted from relative performance, primarily because of short positions in the Australian dollar, Canadian dollar, offshore Chinese renminbi and Japanese yen. A long position in the euro added to returns. The Portfolio’s Brazilian and Canadian yield-curve positioning was also negative. Sector selection contributed due to allocations to US agency risk-sharing transactions and high-yield corporates, as well as a beneficial exposure to emerging-market treasuries. Country positioning also added to performance due to an underweight in Japan and an out-of-benchmark

1

AB Variable Products Series Fund

exposure to Brazil. Security decisions were positive, as gains from selection in US and eurozone corporates (both investment-grade and high-yield) and emerging-market sovereigns more than offset losses from selection within US commercial mortgage-backed securities.

During the annual period the Portfolio utilized currency forwards to hedge currency exposure as well as to manage active currency risk. Credit default swaps were used to take active credit risk. Treasury futures were used to manage duration, country exposure and yield-curve positioning.

MARKET REVIEW AND INVESTMENT STRATEGY

Global bonds generally rallied over the annual period, with political events and central bank action being the main drivers of market performance. US president Donald Trump’s promise of fiscal stimulus and relaxed regulation were treated as positive developments by financial markets. Though uncertainty regarding the administration’s ability to implement meaningful changes rose during the period, markets reacted with enthusiasm when the Tax Cuts and Jobs Act was passed in December. UK prime minister Theresa May’s surprise snap parliamentary election—in an effort to firm up the UK’s mandate going into Brexit negotiations—increased political uncertainty; however, at the end of the period, progress was made as the UK and European Union agreed to move on to the second phase of negotiations. In France, investors were relieved when Emmanuel Macron was elected president, as his pro-EU reformist agenda was seen as more business friendly than the protectionist policies espoused by his opponent. The US Federal Reserve (the “Fed”) raised interest rates three times in 2017, with hikes that were well-telegraphed and universally anticipated by markets. The Fed also formally began its balance-sheet reduction program, while the European Central Bank announced that it would start to taper the pace of its monthly asset purchases in January 2018.

Emerging-market debt rallied in the year, helped by a positive global growth story and increasing oil prices. Emerging-market local-currency government bonds rose, performing in line with investment-grade credit securities and outperforming the positive returns of developed-market treasuries, but lagging the robust returns of global high yield. Developed-market treasury yields were mixed: yields in the US, Canada, UK and Australia flattened, with the short end of the curve rising while longer maturities moved lower. Japanese yields generally ended the period higher. Yield curves in the eurozone moved in different directions.

2

GLOBAL BOND PORTFOLIO
DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The Bloomberg Barclays Global Aggregate Bond Index (USD hedged) is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays Global Aggregate Bond Index represents the performance of the global investment-grade developed fixed-income markets. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.
Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds, are subject to market and selection risk. In addition, contract holders of the Portfolio bear both their proportionate share of expenses in the Portfolio (including management fees) and, indirectly, the expenses of the investment companies.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

(Disclosures and Risks continued on next page)

3

DISCLOSURES AND RISKS
(continued)	AB Variable Products Series Fund

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Non-Diversification Risk: The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s NAV.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemption of Portfolio shares. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

GLOBAL BOND PORTFOLIO
HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2017 (unaudited)	1 Year	Since Inception[1]
Global Bond Portfolio Class A	2.80%	2.89%
Global Bond Portfolio Class B	2.50%	2.62%
Bloomberg Barclays Global Aggregate Bond Index (USD hedged)	3.04%	2.45%
1 Inception date: 4/29/2015.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 3.30% and 3.55% for Class A and Class B shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, expenses associated with securities sold short, and brokerage commissions and other transaction costs to 0.64% and 0.89% for Class A and Class B shares, respectively. These waivers/reimbursements may not be terminated before May 1, 2018 and may be extended by the Adviser for additional one-year terms. Any fees waived and expenses borne by the Adviser through April 28, 2016 may be reimbursed by the Portfolio until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Portfolio’s total annual operating expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GLOBAL BOND PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

4/29/20151 to 12/31/2017 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Global Bond Portfolio Class A shares (from 4/29/20151 to 12/31/2017) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 4/29/2015.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

5

GLOBAL BOND PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,009.30	$1.98	0.39%	$3.24	0.64%
Hypothetical (5% annual return before expenses)	$1,000	$1,023.24	$1.99	0.39%	$3.26	0.64%

Class B
Actual	$1,000	$1,008.20	$3.24	0.64%	$4.50	0.89%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.98	$3.26	0.64%	$4.54	0.89%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees and expenses from the Portfolio in an amount equal to the Portfolio’s pro rata share of affiliated acquired fund fees and expenses. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

GLOBAL BOND PORTFOLIO
SECURITY TYPE BREAKDOWN[1]
December 31, 2017 (unaudited)	AB Variable Products Series Fund

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Investment Companies	$5,434,142	48.8%
Governments—Treasuries	3,575,274	32.1
Mortgage Pass-Throughs	461,763	4.1
Corporates—Investment Grade	364,914	3.3
Inflation-Linked Securities	352,327	3.2
Governments—Sovereign Agencies	240,314	2.2
Emerging Markets—Treasuries	157,467	1.4
Local Governments—Provincial Bonds	139,843	1.3
Corporates—Non-Investment Grade	125,455	1.1
Collateralized Mortgage Obligations	124,790	1.1
Covered Bonds	37,335	0.3
Commercial Mortgage-Backed Securities	19,844	0.2
Emerging Markets—Corporate Bonds	16,564	0.1
Short-Term Investments	67,048	0.6
Other[2]	22,267	0.2

Total Investments	$11,139,347	100.0%

COUNTRY BREAKDOWN3

December 31, 2017 (unaudited)

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$7,730,404	69.4%
Italy	609,958	5.5
United Kingdom	580,900	5.2
Canada	466,121	4.2
Germany	415,976	3.7
Belgium	195,850	1.8
Mexico	194,426	1.7
Brazil	180,559	1.6
Spain	166,073	1.5
France	125,018	1.1
Australia	106,647	1.0
New Zealand	68,290	0.6
Sweden	61,371	0.6
Other	170,706	1.5
Short-Term Investments	67,048	0.6

Total Investments	$11,139,347	100.0%

1	The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivatives transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

2	“Other” represents less than 0.1% weightings in the following security types: Emerging Markets—Sovereigns and Quasi-Sovereigns.

3	All data are as of December 31, 2017. The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 0.5% or less in the following countries: Argentina, Israel, Poland, Russia, South Africa, Switzerland and Uruguay.

7

GLOBAL BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2017	AB Variable Products Series Fund, Inc.

Company	Shares			U.S. $ Value

INVESTMENT COMPANIES–51.0%
FUNDS AND INVESTMENT TRUSTS–51.0%
AB Global Bond Fund, Inc.– Class Z(a)(b) (cost $5,466,943)			646,922	$5,434,142

	Principal Amount (000)
GOVERNMENTS– TREASURIES–33.5%
AUSTRALIA–1.0%
Australia Government Bond Series 128 5.75%, 7/15/22(c)		AUD	75	67,170
Series 142 4.25%, 4/21/26(c)			45	39,477

				106,647

BELGIUM–1.8%
Kingdom of Belgium Government Bond Series 71 3.75%, 6/22/45(c)		EUR	27	48,123
Series 72 2.60%, 6/22/24(c)			53	73,441
Series 81 0.80%, 6/22/27(c)			61	74,286

				195,850

CANADA–0.7%
Canadian Government Bond 1.00%, 6/01/27		CAD	85	61,603
2.75%, 12/01/48			15	13,210

				74,813

FRANCE–1.2%
French Republic Government Bond OAT 2.50%, 5/25/30(c)		EUR	35	49,636
3.50%, 4/25/26(c)			50	75,382

				125,018

GERMANY–3.9%
Bundesobligation Series 175 Zero Coupon, 4/08/22(c)			260	315,888
Bundesrepublik Deutschland Bundesanleihe 2.50%, 7/04/44–8/15/46(c)			64	100,088

				415,976

ITALY–5.7%
Italy Buoni Poliennali Del Tesoro 1.35%, 4/15/22			75	92,703
3.45%, 3/01/48(c)			13	16,160
3.75%, 5/01/21			262	350,085

4.50%, 8/01/18		EUR	45	$55,564
5.50%, 11/01/22			65	95,446

				609,958

MEXICO–1.7%
Mexican Bonos Series M 6.50%, 6/10/21		MXN	1,045	51,221
8.00%, 6/11/20			1,280	65,536
Series M 20 10.00%, 12/05/24			1,080	61,732

				178,489

NEW ZEALAND–0.5%
New Zealand Government Bond Series 423 5.50%, 4/15/23(c)		NZD	65	53,480

POLAND–0.5%
Republic of Poland Government Bond Series 1023 4.00%, 10/25/23		PLN	170	52,063

RUSSIA–0.3%
Russian Federal Bond–OFZ Series 6214 6.40%, 5/27/20		RUB	1,850	31,759

SPAIN–1.6%
Spain Government Bond 1.95%, 7/30/30(c)		EUR	13	15,649
2.15%, 10/31/25(c)			20	25,827
2.90%, 10/31/46(c)			29	35,196
4.10%, 7/30/18(c)			45	55,409
4.20%, 1/31/37(c)			21	32,251
5.15%, 10/31/44(c)			1	1,741

				166,073

SWEDEN–0.2%
Sweden Government Bond Series 1054 3.50%, 6/01/22		SEK	170	24,036

UNITED KINGDOM–5.3%
United Kingdom Gilt 1.50%, 7/22/26(c)		GBP	45	62,765
1.75%, 9/07/22(c)			20	28,281
2.00%, 7/22/20–9/07/25(c)			115	164,799
2.25%, 9/07/23(c)			78	113,601
3.25%, 1/22/44(c)			38	66,840
4.25%, 12/07/27(c)			75	130,208

				566,494

UNITED STATES–9.1%
U.S. Treasury Bonds 2.875%, 5/15/43–11/15/46	$		109	111,954
3.00%, 11/15/44–11/15/45			95	99,781
3.625%, 8/15/43			90	105,047
6.25%, 5/15/30			90	126,520
U.S. Treasury Notes 1.625%, 2/15/26–5/15/26			70	65,993
1.75%, 6/30/22			130	127,644
2.00%, 2/15/25–11/15/26			98	95,262

8

AB Variable Products Series Fund

Company	Principal Amount (000)			U.S. $ Value

2.125%, 12/31/22	$		55	$54,777
2.25%, 2/15/27			185	182,601

				969,579

URUGUAY–0.0%
Uruguay Government International Bond 8.50%, 3/15/28(c)		UYU	146	5,039

Total Governments–Treasuries (cost $3,470,293)				3,575,274

MORTGAGE PASS–THROUGHS–4.3%
AGENCY FIXED RATE 30-YEAR–4.2%
Federal National Mortgage Association 3.50%, 1/01/48, TBA	$		195	200,287
4.00%, 1/01/48, TBA			239	250,325

				450,612

OTHER AGENCY FIXED RATE PROGRAMS–0.1%
Canadian Mortgage Pools 6.125%, 12/15/24		CAD	12	11,151

Total Mortgage Pass-Throughs (cost $461,000)				461,763

CORPORATES–INVESTMENT GRADE–3.4%
INDUSTRIAL–2.6%
BASIC–0.2%
Fibria Overseas Finance Ltd. 5.50%, 1/17/27	$		2	2,142
Glencore Funding LLC 4.00%, 4/16/25(c)			5	5,072
4.125%, 5/30/23(c)			5	5,178
4.625%, 4/29/24(c)			4	4,231

				16,623

CAPITAL GOODS–0.0%
General Electric Co. Series D 5.00%, 1/21/21(d)			5	5,163

COMMUNICATIONS–MEDIA–0.3%
Charter Communications Operating LLC/Charter Communications Operating Capital 3.579%, 7/23/20			5	5,089
4.908%, 7/23/25			15	15,933
Cox Communications, Inc. 2.95%, 6/30/23(c)			8	7,875

				28,897

COMMUNICATIONS– TELECOMMUNICATIONS–0.4%
AT&T, Inc. 3.40%, 8/14/24–5/15/25			13	13,002
3.60%, 2/17/23			7	7,169
4.125%, 2/17/26			12	12,254
4.90%, 8/14/37			10	10,117

				42,542

CONSUMER NON-CYCLICAL–0.4%
Celgene Corp. 2.75%, 2/15/23	$		9	$8,918
3.45%, 11/15/27			11	11,005
Reynolds American, Inc. 4.45%, 6/12/25			10	10,663
5.85%, 8/15/45			3	3,743
Teva Pharmaceutical Finance Netherlands III BV 3.15%, 10/01/26			12	9,855

				44,184

ENERGY–0.3%
Energy Transfer LP 4.65%, 6/01/21			5	5,247
EnLink Midstream Partners LP 4.15%, 6/01/25			13	13,089
Hess Corp. 4.30%, 4/01/27			7	6,997
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24			12	11,685

				37,018

SERVICES–0.2%
Expedia, Inc. 3.80%, 2/15/28			6	5,798
S&P Global, Inc. 4.40%, 2/15/26			15	16,200

				21,998

TECHNOLOGY–0.8%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 1/15/24(c)			5	4,974
3.875%, 1/15/27(c)			5	4,933
Dell International LLC/EMC Corp. 5.45%, 6/15/23(c)			20	21,590
6.02%, 6/15/26(c)			5	5,510
HP, Inc. 4.65%, 12/09/21			10	10,643
KLA-Tencor Corp. 4.65%, 11/01/24			15	16,270
Seagate HDD Cayman 4.875%, 3/01/24(c)			5	5,015
VMware, Inc. 2.95%, 8/21/22			6	5,986
Western Digital Corp. 7.375%, 4/01/23(c)			10	10,793

				85,714

				282,139

FINANCIAL INSTITUTIONS–0.8%
BANKING–0.6%
Bank of America Corp. 3.419%, 12/20/28(c)			10	9,987
3.824%, 1/20/28			15	15,516
Goldman Sachs Group, Inc. (The) 3.85%, 1/26/27			3	3,080
Series E 1.625%, 7/27/26(c)		EUR	5	6,100
JPMorgan Chase & Co. 3.782%, 2/01/28	$		16	16,563

9

GLOBAL BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Principal Amount (000)			U.S. $ Value

Santander Holdings USA, Inc. 4.40%, 7/13/27(c)	$		15	$15,350

				66,596

FINANCE–0.1%
Synchrony Financial 3.95%, 12/01/27			11	10,953

REITS–0.1%
VEREIT Operating Partnership LP 4.60%, 2/06/24			5	5,226

				82,775

Total Corporates–Investment Grade (cost $357,716)				364,914

INFLATION-LINKED SECURITIES–3.3%
BRAZIL–0.5%
Brazil Notas do Tesouro Nacional Series B 6.00%, 8/15/50–5/15/55		BRL	56	55,565

NEW ZEALAND–0.1%
New Zealand Government Bond Series 925 2.00%, 9/20/25(c)		NZD	20	14,810

UNITED STATES–2.7%
U.S. Treasury Inflation Index 0.125%, 4/15/20 (TIPS)	$		184	183,928
0.25%, 1/15/25 (TIPS)			99	98,024

				281,952

Total Inflation-Linked Securities (cost $349,428)				352,327

GOVERNMENTS–SOVEREIGN AGENCIES–2.3%
CANADA–2.3%
Canada Housing Trust No. 1 3.80%, 6/15/21(c) (cost $245,004)		CAD	285	240,314

EMERGING MARKETS–TREASURIES–1.5%
ARGENTINA–0.3%
Argentina POM Politica Monetaria Series POM 27.277% (ARPP7DRR + 0.00%), 6/21/20(e)		ARS	44	2,562
Argentine Bonos del Tesoro 15.50%, 10/17/26			205	11,021
16.00%, 10/17/23			389	20,790

				34,373

BRAZIL–1.0%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/21–1/01/25		BRL	349	106,288

SOUTH AFRICA–0.2%
Republic of South Africa Government Bond Series 2048 8.75%, 2/28/48		ZAR	231	16,806

Total Emerging Markets–Treasuries (cost $165,416)				157,467

LOCAL GOVERNMENTS–PROVINCIAL BONDS–1.3%
CANADA–1.3%
Province of Ontario Canada 2.40%, 6/02/26		CAD	15	$11,776
2.60%, 6/02/25–6/02/27			80	63,611
Province of Quebec Canada 2.75%, 9/01/27			80	64,456

Total Local Governments–Provincial Bonds (cost $138,925)				139,843

CORPORATES–NON-INVESTMENT GRADE–1.2%
INDUSTRIAL–1.0%
COMMUNICATIONS–TELECOMMUNICATIONS–0.2%
CenturyLink, Inc.
Series S 6.45%, 6/15/21	$		8	8,099
Series T 5.80%, 3/15/22			8	7,835

				15,934

CONSUMER NON-CYCLICAL–0.4%
CHS/Community Health Systems, Inc. 5.125%, 8/01/21			5	4,516
6.25%, 3/31/23			5	4,503
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 4.875%, 4/15/20(c)			7	6,760
5.75%, 8/01/22(c)			3	2,734
Tenet Healthcare Corp. 4.375%, 10/01/21			6	6,015
4.50%, 4/01/21			5	5,041
Valeant Pharmaceuticals International, Inc. 5.875%, 5/15/23(c)			5	4,647
6.125%, 4/15/25(c)			4	3,675

				37,891

ENERGY–0.4%
Cheniere Energy Partners LP 5.25%, 10/01/25(c)			6	6,121
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43			10	7,300
Energy Transfer Equity LP 4.25%, 3/15/23			10	9,909
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp. 5.625%, 2/15/26(c)			7	7,228
Nabors Industries, Inc. 5.50%, 1/15/23			3	2,913
PDC Energy, Inc. 5.75%, 5/15/26(c)			3	3,072
QEP Resources, Inc. 5.25%, 5/01/23			10	10,117

				46,660

10

AB Variable Products Series Fund

Company	Principal Amount (000)			U.S. $ Value

TRANSPORTATION– SERVICES–0.0%
Hertz Corp. (The) 5.50%, 10/15/24(c)	$		5	$4,516

				105,001

FINANCIAL INSTITUTIONS–0.2%
BANKING–0.1%
Goldman Sachs Group, Inc. (The) Series P 5.00%, 11/10/22(d)			10	9,892

FINANCE–0.1%
Navient Corp. 6.625%, 7/26/21			10	10,562

				20,454

Total Corporates– Non-Investment Grade (cost $126,859)				125,455

COLLATERALIZED MORTGAGE OBLIGATIONS–1.2%
RISK SHARE FLOATING RATE–1.2%
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C04, Class 2M2 6.552% (LIBOR 1 Month + 5.00%), 11/25/24(e)			12	13,852
Series 2015-C01, Class 1M2 5.852% (LIBOR 1 Month + 4.30%), 2/25/25(e)			8	8,344
Series 2015-C01, Class 2M2 6.102% (LIBOR 1 Month + 4.55%), 2/25/25(e)			12	13,219
Series 2015-C02, Class 2M2 5.552% (LIBOR 1 Month + 4.00%), 5/25/25(e)			20	20,876
Series 2015-C03, Class 2M2 6.552% (LIBOR 1 Month + 5.00%), 7/25/25(e)			9	9,798
Series 2016-C01, Class 1M2 8.302% (LIBOR 1 Month + 6.75%), 8/25/28(e)			13	14,881
Series 2016-C01, Class 2M2 8.502% (LIBOR 1 Month + 6.95%), 8/25/28(e)			13	14,786
Series 2016-C02, Class 1M2 7.552% (LIBOR 1 Month + 6.00%), 9/25/28(e)			15	17,806
Series 2016-C04, Class 1M2 5.802% (LIBOR 1 Month + 4.25%), 1/25/29(e)			10	11,228

Total Collateralized Mortgage Obligations (cost $115,933)				124,790

COVERED BONDS–0.3%
Nordea Hypotek AB Series 5531 1.00%, 4/08/22		SEK	100	12,411
Swedbank Hypotek AB Series 190 1.00%, 9/15/21(c)		SEK	200	$24,924

Total Covered Bonds (cost $36,672)				37,335

COMMERCIAL MORTGAGE–BACKED SECURITIES–0.2%
NON-AGENCY FIXED RATE CMBS–0.2%
JPMBB Commercial Mortgage Securities Trust Series 2015-C32, Class C 4.668%, 11/15/48(f)			$10	9,956
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39(f)			12	9,888

Total Commercial Mortgage-Backed Securities (cost $22,154)				19,844

EMERGING MARKETS–CORPORATE BONDS–0.2%
INDUSTRIAL–0.2%
ENERGY–0.2%
Petrobras Global Finance BV 6.25%, 3/17/24		10		10,588
8.75%, 5/23/26		5		5,976

Total Emerging Markets– Corporate Bonds (cost $15,680)				16,564

QUASI-SOVEREIGNS–0.1%
Quasi-Sovereign Bonds–0.1%
MEXICO–0.1%
Petroleos Mexicanos 5.375%, 3/13/22(c) (cost $14,932)		15		15,937

EMERGING MARKETS–SOVEREIGNS–0.1%
ARGENTINA–0.1%
Argentine Republic Government International Bond 5.625%, 1/26/22 (cost $6,000)		6		6,330

	Shares
SHORT-TERM INVESTMENTS–0.6%
INVESTMENT COMPANIES–0.6%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.12%(a)(b)(g) (cost $67,048)		67,048		67,048

TOTAL INVESTMENTS–104.5% (cost $11,060,003)				11,139,347
Other Assets Less Liabilities–(4.5)%				(483,113)

NET ASSETS–100.0%				$10,656,234

11

GLOBAL BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at December 31, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Mini Japan Government Bond Futures	7	March 2018	JPY	70,000	$937,255	$937,102	$(153)

Sold Contracts
Euro-BOBL Futures	3	March 2018	EUR	300	476,288	473,736	2,552
Euro-Schatz Futures	1	March 2018	EUR	100	134,460	134,353	107
U.S. T-Note 5 Yr (CBT) Futures	2	March 2018	USD	200	233,490	232,328	1,162

							$3,668

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	BRL	551	USD	167	1/03/18	$457
Bank of America, NA	USD	167	BRL	551	1/03/18	(973)
Bank of America, NA	USD	34	KRW	37,404	1/18/18	1,224
Bank of America, NA	BRL	316	USD	95	2/02/18	111
Barclays Bank PLC	RUB	395	USD	7	1/25/18	(332)
Credit Suisse International	BRL	334	USD	103	1/03/18	2,620
Credit Suisse International	USD	101	BRL	334	1/03/18	(277)
Credit Suisse International	GBP	421	USD	566	2/02/18	(2,072)
Credit Suisse International	USD	27	PEN	88	2/07/18	352
Standard Chartered Bank	BRL	349	USD	105	1/03/18	336
Standard Chartered Bank	USD	66	BRL	218	1/03/18	(181)
Standard Chartered Bank	USD	80	KRW	87,275	1/18/18	2,277
Standard Chartered Bank	TWD	2,420	USD	81	2/07/18	(539)
Standard Chartered Bank	USD	81	CNY	534	2/07/18	1,199
State Street Bank & Trust Co.	CAD	837	USD	658	1/18/18	(8,447)
State Street Bank & Trust Co.	KRW	124,657	USD	110	1/18/18	(6,736)
State Street Bank & Trust Co.	USD	144	CAD	183	1/18/18	1,593
State Street Bank & Trust Co.	USD	53	CAD	66	1/18/18	(93)
State Street Bank & Trust Co.	USD	28	ZAR	387	2/07/18	2,879
State Street Bank & Trust Co.	ZAR	636	USD	47	2/07/18	(4,622)
State Street Bank & Trust Co.	JPY	11,105	USD	100	2/09/18	873
State Street Bank & Trust Co.	JPY	5,299	USD	47	2/09/18	(73)
State Street Bank & Trust Co.	MXN	3,712	USD	194	2/22/18	7,154
State Street Bank & Trust Co.	USD	53	TRY	210	2/28/18	986
State Street Bank & Trust Co.	AUD	206	USD	156	3/07/18	(4,293)
State Street Bank & Trust Co.	NZD	152	USD	105	3/07/18	(2,612)
State Street Bank & Trust Co.	USD	27	AUD	35	3/07/18	312
State Street Bank & Trust Co.	USD	60	PLN	213	3/09/18	1,482
State Street Bank & Trust Co.	EUR	1,366	USD	1,619	3/12/18	(26,475)
State Street Bank & Trust Co.	SEK	506	USD	60	3/28/18	(1,896)

						$(35,766)

12

AB Variable Products Series Fund

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at December 31, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAHY Series 28, 5 Year Index, 6/20/22*	5.00%	Quarterly	2.80%	USD	9	$792	$513	$279
CDX-NAHY Series 29, 5 Year Index, 12/20/22*	5.00	Quarterly	3.07	USD	200	16,896	14,261	2,635
CDX-NAIG Series 28, 5 Year Index, 6/20/22*	1.00	Quarterly	0.47	USD	1,100	24,877	14,907	9,970

						$42,565	$29,681	$12,884

*	Termination date

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at December 31, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Bank of America, NA
CDX-EM Series 23, 5 Year Index, 6/20/20*	1.00%	Quarterly	0.51%	USD	138	$1,675	$(5,840)	$7,515
Barclays Bank PLC
CDX-CMBX.NA. BB Series 6, 5/11/63*	5.00	Monthly	11.90	USD	6	(1,421)	(98)	(1,323)
CDX-CMBX.NA. BBB- Series 7, 1/17,47*	3.00	Monthly	5.47	USD	100	(11,622)	(583)	(11,039)
Citigroup Global Markets, Inc.
CDX-CMBX.NA. BB Series 6, 5/11/63*	5.00	Monthly	11.90	USD	6	(1,421)	(101)	(1,320)
Goldman Sachs International
CDX-CMBX.NA. BB Series 6, 5/11/63*	5.00	Monthly	11.90	USD	12	(2,842)	(190)	(2,652)
CDX-CMBX.NA. BB Series 6, 5/11/63*	5.00	Monthly	11.90	USD	11	(2,605)	(197)	(2,408)

						$(18,236)	$(7,009)	$(11,227)

*	Termination date

(a)	Affiliated investments.

(b)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the aggregate market value of these securities amounted to $2,092,083 or 19.6% of net assets.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(e)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at December 31, 2017.

(f)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(g)	The rate shown represents the 7-day yield as of period end.

13

GLOBAL BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Currency Abbreviations:

ARS—Argentine Peso

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NZD—New Zealand Dollar

PEN—Peruvian Sol

PLN—Polish Zloty

RUB—Russian Ruble

SEK—Swedish Krona

TRY—Turkish Lira

TWD—New Taiwan Dollar

USD—United States Dollar

UYU—Uruguayan Peso

ZAR—South African Rand

Glossary:

ARPP7DRR—Argentina Central Bank 7-Day Repo Reference Rate

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAHY—North American High Yield Credit Default Swap Index

CDX-NAIG—North American Investment Grade Credit Default Swap Index

CMBS—Commercial Mortgage-Backed Securities

LIBOR—London Interbank Offered Rates

OAT—Obligations Assimilables du Trésor

REIT—Real Estate Investment Trust

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

14

GLOBAL BOND PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2017	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $5,526,012)	$5,638,157
Affiliated issuers (cost $5,533,991)	5,501,190
Cash collateral due from broker	39,456
Foreign currencies, at value (cost $24,622)	24,599
Interest receivable	41,109
Unrealized appreciation on forward currency exchange contracts	23,855
Affiliated dividends receivable	11,790
Unrealized appreciation on credit default swaps	7,515
Receivable due from Adviser	2,223
Receivable for variation margin on exchange traded swaps	507
Receivable for variation margin on futures	483

Total assets	11,290,884

LIABILITIES
Due to custodian	649
Payable for investment securities purchased	461,495
Unrealized depreciation on forward currency exchange contracts	59,621
Audit and tax fee payable	46,291
Unrealized depreciation on credit default swaps	18,742
Upfront premiums received on credit default swaps	7,009
Transfer Agent fee payable	105
Distribution fee payable	64
Payable for capital stock redeemed	9
Accrued expenses	40,665

Total liabilities	634,650

NET ASSETS	$10,656,234

COMPOSITION OF NET ASSETS
Capital stock, at par	$1,057
Additional paid-in capital	10,582,292
Undistributed net investment income	23,875
Accumulated net realized loss on investment transactions and foreign currency transactions	(113)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	49,123

$10,656,234

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$10,353,911	1,026,986	$10.08
B	$302,323	30,161	$10.02

See notes to financial statements

15

GLOBAL BOND PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2017	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends—Affiliated issuers	$138,937
Interest	120,937
Other income	74	259,948

EXPENSES
Advisory fee (see Note B)	53,650
Distribution fee — Class B	584
Transfer agency — Class A	4,718
Transfer agency — Class B	114
Custodian	87,997
Administrative	54,946
Audit and tax	48,160
Directors’ fees	28,561
Legal	26,197
Printing	14,731
Miscellaneous	3,189

Total expenses	322,847
Less: expenses waived and reimbursed by the Adviser (see Note B)	(281,114)

Net expenses		41,733

Net investment income		218,215

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions		6,652
Forward currency exchange contracts		(36,050)
Futures		8,799
Swaps		37,608
Foreign currency transactions		(152,360)
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios		31,336
Investments		275,586
Forward currency exchange contracts		(88,269)
Futures		3,738
Swaps		(4,770)
Foreign currency denominated assets and liabilities		591

Net gain on investment and foreign currency transactions		82,861

NET INCREASE IN NET ASSETS FROM OPERATIONS		$301,076

16

GLOBAL BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$218,215	$227,070
Net realized gain (loss) on investment transactions and foreign currency transactions	(135,351)	150,441
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	218,212	163,823

Net increase in net assets from operations	301,076	541,334
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(386,249)	(291,608)
Class B	(10,923)	(383)
Net realized gain on investment transactions
Class A	(40,155)	–0	–
Class B	(1,139)	–0	–
CAPITAL STOCK TRANSACTIONS
Net increase	292,074	294,472

Total increase	154,684	543,815
NET ASSETS
Beginning of period	10,501,550	9,957,735

End of period (including undistributed net investment income of $23,875 and $339,464, respectively)	$10,656,234	$10,501,550

17

GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2017	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Global Bond Portfolio (the “Portfolio”), is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to generate income and price appreciation without assuming what AllianceBernstein L.P. (the “Adviser”) considers undue risk. The Portfolio is non-diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fifteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. As of December 31, 2017, the Adviser was the sole shareholder of Class A shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or

18

AB Variable Products Series Fund

other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more

19

GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2017:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Investment Companies	$5,434,142		$–0	–	$–0	–	$5,434,142
Governments—Treasuries	–0	–	3,575,274		–0	–	3,575,274
Mortgage Pass-Throughs	–0	–	461,763		–0	–	461,763
Corporates—Investment Grade	–0	–	364,914		–0	–	364,914
Inflation-Linked Securities	–0	–	352,327		–0	–	352,327
Governments—Sovereign Agencies	–0	–	240,314		–0	–	240,314
Emerging Markets—Treasuries	–0	–	157,467		–0	–	157,467
Local Governments—Provincial Bonds	–0	–	139,843		–0	–	139,843
Corporates—Non-Investment Grade	–0	–	125,455		–0	–	125,455
Collateralized Mortgage Obligations	–0	–	124,790		–0	–	124,790
Covered Bonds	–0	–	37,335		–0	–	37,335
Commercial Mortgage-Backed Securities	–0	–	–0	–	19,844		19,844
Emerging Markets—Corporate Bonds	–0	–	16,564		–0	–	16,564
Quasi-Sovereigns	–0	–	15,937		–0	–	15,937
Emerging Markets—Sovereigns	–0	–	6,330		–0	–	6,330
Short-Term Investments	67,048		–0	–	–0	–	67,048

Total Investments in Securities	5,501,190		5,618,313		19,844		11,139,347
Other Financial Instruments(a):
Assets:
Futures	3,821		–0	–	–0	–	3,821	(b)
Forward Currency Exchange Contracts	–0	–	23,855		–0	–	23,855
Centrally Cleared Credit Default Swaps	–0	–	42,565		–0	–	42,565	(b)
Credit Default Swaps	–0	–	1,675		–0	–	1,675
Liabilities:
Futures	(153)		–0	–	–0	–	(153	)(b)
Forward Currency Exchange Contracts	–0	–	(59,621)		–0	–	(59,621)
Credit Default Swaps	–0	–	(19,911)		–0	–	(19,911)

Total(c)	$5,504,858		$5,606,876		$19,844		$11,131,578

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments. Exchange-traded swaps with upfront premiums are presented here as market value.

(c)	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

20

AB Variable Products Series Fund

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Commercial Mortgage- Backed Securities		Total
Balance as of 12/31/16	$21,371		$21,371
Accrued discounts/(premiums)	4		4
Realized gain (loss)	(44)		(44)
Change in unrealized appreciation/depreciation	(261)		(261)
Purchases/Payups	–0	–	–0	–
Sales/Paydowns	(1,226)		(1,226)
Transfers in to Level 3	–0	–	–0	–
Transfers out of Level 3	–0	–	–0	–

Balance as of 12/31/17	$19,844		$19,844

Net change in unrealized appreciation/depreciation from investments held as of 12/31/17(a)	$(261)		$(261)

(a)	The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) of investments in the accompanying statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

21

GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and prior two tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $41,223 were deferred and amortized on a straight line basis over a one year period starting from

April 29, 2015 (commencement of operations).

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the fees and expenses of any AB mutual funds in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, expenses associated with securities sold short, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to .64% and .89% of daily average net assets for Class A and Class B, respectively. For the year ended December 31, 2017, the reimbursements/waivers amounted to $198,645. The Expense Caps may not be terminated by the Adviser before May 1, 2018. Any fees waived and expenses borne by the Adviser through April 28, 2016 are subject to repayment by the Portfolio until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amounted to $179,979 for the fiscal period ended December 31, 2015 and $84,021 for the year ended December 31, 2016, respectively. In any case, no reimbursement payment will be made that would cause the Portfolio’s total annual fund operating expenses to exceed the net fee percentages set forth in the preceding sentence.

The Portfolio may invest in AB mutual funds managed by the Adviser. In addition to the Expense Caps, the Adviser has contractually agreed to waive its management fees and/or bear Portfolio expenses through May 1, 2018 in an amount equal to the Portfolio’s share of all fees and expenses of any AB mutual funds in which the Portfolio invests. For the year ended December 31, 2017, such waiver amounted to $27,523.

22

AB Variable Products Series Fund

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2017 is as follows:

							Distributions
Fund	Market Value 12/31/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 12/31/17 (000)	Dividend Income (000)	Realized Gains (000)
Government Money Market Portfolio	$301	$2,595	$2,829	$0	$0	$67	$2	$0
AB Global Bond Fund, Inc.	5,267	136	0	0	31	5,434	137	0

Total				$0	$31	$5,501	$139	$0

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2017, the Adviser voluntarily agreed to waive such fees in the amount of $54,946.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,163 for the year ended December 31, 2017.

Brokerage commissions paid on investment transactions for the year ended December 31, 2017 amounted to $287, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2017 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$2,955,460	$2,484,982
U.S. government securities	3,379,773	3,304,000

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$11,063,342

Gross unrealized appreciation	$257,136
Gross unrealized depreciation	(181,470)

Net unrealized appreciation	$75,666

23

GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2017, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2017, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

24

AB Variable Products Series Fund

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same referenced obligations with the same counterparty. As of December 31, 2017, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If

25

GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended December 31, 2017, the Portfolio held credit default swaps for non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty tables below.

During the year ended December 31, 2017, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$3,821	*	Receivable/Payable for variation margin on futures	$153	*
Credit contracts	Receivable/Payable for variation margin on exchange traded swaps	12,884	*
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	23,855		Unrealized depreciation on forward currency exchange contracts	59,621
Credit contracts	Unrealized appreciation on credit default swaps	7,515		Unrealized depreciation on credit default swaps	18,742

Total		$48,075			$78,516

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

26

AB Variable Products Series Fund

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$8,799	$3,738
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(36,050)	(88,269)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	37,608	(4,770)

Total		$10,357	$(89,301)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2017:

Futures:
Average original value of buy contracts	$938,715
Average original value of sale contracts	$494,096
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$717,614
Average principal amount of sale contracts	$3,889,678
Credit Default Swaps:
Average notional amount of sale contracts	$281,308
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$198,990	(a)
Average notional amount of sale contracts	$1,323,882

(a)	Positions were open for one month during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Portfolio as of December 31, 2017. Exchange-traded derivatives are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received*		Security Collateral Received*		Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, NA	$3,467	$(973)	$–0	–	$–0	–	$2,494
Credit Suisse International	2,972	(2,349)	–0	–	–0	–	623
Standard Chartered Bank	3,812	(720)	–0	–	–0	–	3,092
State Street Bank & Trust Co.	15,279	(15,279)	–0	–	–0	–	–0	–

Total	$25,530	$(19,321)	$–0	–	$–0	–	$6,209	^

27

GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America, NA	$973	$(973)		$–0	–	$–0	–	$–0	–
Barclays Bank PLC	13,375	–0	–	–0	–	–0	–	13,375
Citigroup Global Markets, Inc.	1,421	–0	–	–0	–	–0	–	1,421
Credit Suisse International	2,349	(2,349)		–0	–	–0	–	–0	–
Goldman Sachs International	5,447	–0	–	–0	–	–0	–	5,447
Standard Chartered Bank	720	(720)		–0	–	–0	–	–0	–
State Street Bank & Trust Co.	55,247	(15,279)		–0	–	–0	–	39,968

Total	$79,532	$(19,321)		$–0	–	$–0	–	$60,211	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Roles

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. During the year ended December 31, 2017, the Portfolio had no transactions in dollar rolls.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2017		Year Ended December 31, 2016
Class A
Shares issued in reinvestment of dividends and distributions	–0	–	27,986	$–0	–	$291,608

Net increase	–0	–	27,986	$–0	–	$291,608

28

AB Variable Products Series Fund

	SHARES		AMOUNT
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Class B
Shares sold	27,837	248	$282,942	$2,514
Shares issued in reinvestment of dividends and distributions	1,164	37	11,636	383
Shares redeemed	(247)	(3)	(2,504)	(33)

Net increase	28,754	282	$292,074	$2,864

At December 31, 2017, the Adviser owns approximately 97% of the Portfolio’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Portfolio’s performance.

NOTE F: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Investment in Other Investment Companies Risk—As with other investments, investments in Underlying Funds, including ETFs, are subject to market and selection risk. In addition, when the Portfolio acquires shares of Underlying Funds, Contract holders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the Underlying Funds.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

29

GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Non-Diversification Risk—The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect the Portfolio’s net asset value, or NAV.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2017.

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2017 and December 31, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$424,079	$291,991
Net long-term capital gains	14,387	–0	–

Total distributions paid	$438,466	$291,991

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$6,096
Undistributed capital gains	1,205
Accumulated capital and other losses	(10,304	)(a)
Unrealized appreciation/(depreciation)	75,886	(b)

Total accumulated earnings/(deficit)	$72,883

(a)	As of December 31, 2017, the cumulative deferred loss on straddles was $10,304.
(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2017, the Portfolio did not have any capital loss carryforwards.

30

AB Variable Products Series Fund

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps, foreign currency reclassifications, paydown gain/loss reclassifications, the redesignation of dividends, and the offset of a net operating loss to short term capital gains, resulted in a net decrease in undistributed net investment income and a net decrease in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE I: Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J: Subsequent Events

At a meeting held on February 6-7, 2018, the Board approved the liquidation and termination of the Portfolio. The Portfolio expects to make liquidating distributions on or shortly after April 20, 2018 and will convert its assets to cash shortly before this date.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolio’s financial statements through this date.

31

GLOBAL BOND PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,	April 29, 2015(a) to December 31 2015
2017	2016
Net asset value, beginning of period	$10.21	$9.96	$10.00

Income From Investment Operations
Net investment income (b)(c)	.21	.22	.18
Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	.08	.32	(.22)

Net increase (decrease) in net asset value from operations	.29	.54	(.04)

Less: Dividends and Distributions
Dividends from net investment income	(.38)	(.29)	–0	–
Distributions from net realized gain on investment transactions	(.04)	–0	–	–0	–

Total dividends and distributions	(.42)	(.29)	–0	–

Net asset value, end of period	$10.08	$10.21	$9.96

Total Return
Total investment return based on net asset value (d)	2.80%	5.38%	(.40)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,354	$10,488	$9,947
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	.38%	.38%	.38	%^
Expenses, before waivers/reimbursements (e)	3.00%	3.15%	3.63	%^
Net investment income (c)	2.04%	2.18%	2.74	%^
Portfolio turnover rate	54%	38%	62%

See footnote summary on page 33.

32

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,	April 29, 2015(a) to December 31 2015
2017	2016
Net asset value, beginning of period	$10.18	$9.94	$10.00

Income From Investment Operations
Net investment income (b)(c)	.18	.20	.17
Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	.08	.32	(.23)

Net increase (decrease) in net asset value from operations	.26	.52	(.06)

Less: Dividends and Distributions
Dividends from net investment income	(.38)	(.28)	–0	–
Distributions from net realized gain on investment transactions	(.04)	–0	–	–0	–

Total dividends and distributions	(.42)	(.28)	–0	–

Net asset value, end of period	$10.02	$10.18	$9.94

Total Return
Total investment return based on net asset value (d)	2.50%	5.17%	(.60)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$302	$14	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	.63%	.63%	.64	%^
Expenses, before waivers/reimbursements (e)	3.23%	3.38%	3.90	%^
Net investment income (c)	1.82%	1.94%	2.55	%^
Portfolio turnover rate	54%	38%	62%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of affiliated acquired fund fees and expenses, and for the years ended December 31, 2017, December 31, 2016 and December 31, 2015, such waiver amounted to 0.26%, 0.26% and 0.26% (annualized), respectively.

^	Annualized.

See notes to financial statements.

33

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Global Bond Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Global Bond Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period April 29, 2015 (commencement of operations) to December 31, 2015 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of AB Global Bond Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period April 29, 2015 (commencement of operations) to December 31, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2018

34

Global Bond Portfolio	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman	Robert M. Keith, President and Chief Executive Officer
Michael J. Downey(1)	Carol C. McMullen(1)
William H. Foulk, Jr.(1)	Garry L. Moody(1)
Nancy P. Jacklin(1)	Earl D. Weiner(1)

OFFICERS
Paul J. DeNoon(2), Vice President	Joseph J. Mantineo, Treasurer and
Scott DiMaggio(2), Vice President	Chief Financial Officer
Douglas J. Peebles(2), Vice President	Emilie D. Wrapp, Secretary
Matthew Sheridan(2), Vice President	Phyllis J. Clarke, Controller
Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

PRINCIPAL UNDERWRITER AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by its senior management team. Messrs. DeNoon, DiMaggio, Peebles and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

35

GLOBAL BOND PORTFOLIO
MANAGEMENT OF THE FUND	AB Variable Products Series Fund

NAME, ADDRESS, AGE, AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith# 1345 Avenue of the Americas New York, NY 10105 57 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he has been associated since prior to 2004.	96	None

INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.## Chairman of the Board 76 (2005)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	96	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey## 74 (2005)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	96	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

36

AB Variable Products Series Fund

NAME, ADDRESS, AGE, AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

William H. Foulk, Jr.## 85 (1990)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	96	None

Nancy P. Jacklin## 69 (2006)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	96	None

Carol C. McMullen## 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	96	None

37

GLOBAL BOND PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

NAME, ADDRESS, AGE, AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Garry L. Moody## 65 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	96	None

Earl D. Weiner## 78 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	96	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to this position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

38

AB Variable Products Series Fund

Officer Information

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 57	President and Chief Executive Officer	See biography above.

Paul J. DeNoon 55	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Scott DiMaggio 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Douglas J. Peebles 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Matthew Sheridan 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Emilie D. Wrapp 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2013.

Joseph J. Mantineo 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2013.

Phyllis J. Clarke 57	Controller	Vice President of ABIS**, with which she has been associated since prior to 2013.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2013.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-(800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

39

AB Variable Products Series Fund, Inc.—AB Global Bond Portfolio
CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Global Bond Portfolio (the “Fund”) at a meeting held on October 31-November 2, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. The Adviser did not request any reimbursement in the Fund’s latest fiscal year. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2015 and calendar year 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the

40

AB Variable Products Series Fund

Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-year period ended July 31, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another AB Fund with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions; (iii) must prepare and distribute regulatory and other communications about fund operations; (iv) must service, and be marketed to, retail investors and financial intermediaries; and (v) requires a larger sales support infrastructure. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures or to “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

41

AB Variable Products Series Fund, Inc.—AB Global Bond Portfolio
CONTINUANCE DISCLOSURE
(continued)	AB Variable Products Series Fund

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the effects of any fee waivers and/or expense reimbursement as a result of the Adviser’s expense cap (although the directors noted that the Fund’s expense ratio was currently below the Adviser’s expense cap). The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

42

VPS-GB-0151-1217

DEC    12.31.17

ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

GLOBAL RISK ALLOCATION—
MODERATE PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2018

The following is an update of AB Variable Products Series Fund—Global Risk Allocation-Moderate Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2017.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to seek long-term growth of capital while seeking to limit volatility. In making decisions on the allocation of assets among “growth assets” and “safety assets”, the Adviser will use a risk-weighted allocation methodology based on the expected “tail risk” of each asset class. For purposes of the Portfolio, growth assets include global equities and, at times, high-yield fixed-income securities (commonly known as “junk bonds”), and safety assets include government securities of developed countries. This strategy attempts to provide investors with favorable long-term total return while minimizing exposure to material or “tail” losses. To execute this strategy, the percentage loss that will constitute a tail loss is calculated for each asset class based on historical market behavior and on a forward-looking basis through options prices. Portfolio assets are then allocated among asset classes so that growth assets contribute the majority of the expected risk of tail loss (“tail risk”) of the Portfolio, and safety assets contribute a lesser amount of tail risk. The Adviser will make frequent adjustments to the Portfolio’s asset class exposures based on these tail risk determinations. To help limit tail risk, the Portfolio will utilize a risk management strategy involving the purchase of put options and sale of call options on equity indices, equity index futures or exchange-traded funds (“ETFs”). The Adviser will on a best efforts basis seek to limit the volatility of the Portfolio to no more than 10% on an annualized basis. Actual results may vary.

The Adviser will also assess tail risk on a security, sector and country basis, and make adjustments to the Portfolio’s allocations within each asset class when practicable. The Portfolio may invest in fixed-income securities with a range of maturities from short- to long-term. The Adviser expects that the Portfolio’s investments in high-yield fixed-income securities will not exceed 10% of the Portfolio’s net assets. The Portfolio’s investments in each asset class will generally be global in nature.

The Adviser expects to utilize a variety of derivatives in its management of the Portfolio, including futures contracts, options, swaps and forwards. Derivatives often provide more efficient and economical exposure to market segments than direct investments, and the Portfolio may utilize derivatives and ETFs to gain exposure to equity and fixed-income asset classes. Because derivatives transactions frequently require cash outlays that are only a small portion of the amount of exposure obtained through the derivative, a portion of the Portfolio’s assets may be held in cash or invested in cash equivalents to cover the Portfolio’s derivatives obligations, such as short-term US government and agency securities, repurchase agreements and money market funds. At times, a combination of direct securities investments and derivatives will be used to gain asset class exposure so that the Portfolio’s aggregate exposure will substantially exceed its net assets (i.e., so that the Portfolio is effectively leveraged).

Currency exchange rate fluctuations can have a dramatic impact on returns. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Portfolio investments through currency-related derivatives, or decide not to hedge this exposure.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its benchmark, the Morgan Stanley Capital International (“MSCI”) World Index (net, USD hedged) and a 60% / 40% blend of the MSCI World Index (net, USD hedged) and the Bloomberg Barclays Global G7 Treasury Index (USD hedged), for the one-year period ended December 31, 2017, and the period since the Portfolio’s inception on April 28, 2015.

All share classes of the Portfolio underperformed the primary and blended benchmarks for the annual period. The Portfolio allocated most of its risk to global equity, with the balance allocated to government bonds. The Portfolio’s systematic equity downside protection strategy detracted relative to the benchmark, as equity markets continued to rally throughout the period. The Portfolio’s asset allocation strategy of overweighting global equity enhanced returns. On the fixed-income side, the Portfolio’s overweight to inflation-linked bonds relative to nominal bonds boosted returns on reflation concerns. However, an underweight to duration slightly detracted. A tactical reduction on currency hedging made a positive contribution to performance.

During the annual period, the Portfolio utilized derivatives for hedging and investment purposes, including futures, written options and written swaptions, which added to absolute returns; currency forwards, purchased swaptions and purchased options detracted.

MARKET REVIEW AND INVESTMENT STRATEGY

The annual period ended December 31, 2017 marked a strong year for almost all major asset classes. Global stocks finished the period in strong positive territory, led

1

AB Variable Products Series Fund

by emerging markets and developed international markets. Global bond markets posted more modest but still positive returns. After a year that saw volatility spike and recede several times, the primary market story of 2017 revolved around extreme calm. Currency movements also played a role, as a weak US dollar strengthened returns for US dollar-based investors. Though volatility remained low, the annual period did have several events that impacted markets. The first quarter saw the inauguration of a new US president. Following that were concerns around potential fallout from European elections, most notably in France, which abated after the most market-friendly candidate won. In the latter half of the year, rhetoric between the US and North Korea increased, which caused investors to consider the ramifications of potential geopolitical strife. Finally, near year-end, tax reform passed in the US Congress, which ended months of deliberation and negotiation. In each of these instances, the market continued to move forward, and except for minor increases, volatility remained extremely benign.

The Portfolio’s Senior Investment Management Team seeks to allocate, on average, approximately 85% of its risk to equity and the balance to government bonds over time. For global equity exposure, the Portfolio had overweight positions in European, Japanese and emerging markets relative to a market-cap weighted equity index. For fixed-income investments, the Portfolio had overweight positions of inflation-protected bonds over nominal bonds and underweights in Japanese and European government bonds, where interest rates are close to zero. The Portfolio hedged most of the foreign currency exposures and adopted explicit downside hedges via option positions.

2

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The MSCI World Index and Bloomberg Barclays Global G7 Treasury Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. The Bloomberg Barclays Global G7 Treasury Index tracks fixed-rate local currency government debt of investment-grade G7 countries. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Allocation Risk: The allocation of investments among asset classes may have a significant effect on the Portfolio’s net asset value (“NAV”) when the asset classes in which the Portfolio has invested more heavily perform worse than the asset classes invested in less heavily.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

High Yield Securities Risk: Investments in fixed-income securities with ratings below investment-grade (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, Contractholders of the Portfolio bear both their proportionate share of expenses in the Portfolio (including management fees) and, indirectly, the expenses of the investment companies.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments. Transactions intended to hedge fluctuations in the values of the Portfolio’s positions will typically limit the opportunity for gain.

(Disclosures and Risks continued on next page)

3

DISCLOSURES AND RISKS
(continued)	AB Variable Products Series Fund

Leverage Risk: Because the Portfolio uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes and large positions. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Non-Diversification Risk: The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s NAV.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2017 (unaudited)	1 Year	Since Inception[1]
Global Risk Allocation—Moderate Portfolio Class A	11.87%	3.55%
Global Risk Allocation—Moderate Portfolio Class B	11.50%	3.28%
Primary benchmark: MSCI World Index (net, USD hedged)	19.13%	8.21%
Blended benchmark: 60% MSCI World Index (net, USD hedged) / 40% Bloomberg Barclays Global G7 Treasury Index (USD hedged)	12.05%	5.88%
1 Inception date: 4/28/2015.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 1.19% and 1.44% for Class A and Class B shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios exclusive of interest expense, taxes, extraordinary expenses, expenses associated with securities sold short, and brokerage commissions and other transaction costs to 0.75% and 1.00% for Class A and Class B shares, respectively. These waivers/reimbursements may not be terminated before May 1, 2018 and may be extended by the Adviser for additional one-year terms. Any fees waived and expenses borne by the Adviser may be reimbursed by the Portfolio until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Portfolio’s total annual operating expenses to exceed the expense limitation. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

4/28/20151 to 12/31/2017 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Global Risk Allocation—Moderate Portfolio Class A shares (from 4/28/20151 to 12/31/2017) as compared to the performance of the Portfolio’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 4/28/2015.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

5

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,061.20	$3.33	0.64%	$3.90	0.75%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.98	$3.26	0.64%	$3.82	0.75%

Class B
Actual	$1,000	$1,058.60	$4.67	0.90%	$5.19	1.00%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.67	$4.58	0.90%	$5.09	1.00%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees and expenses from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain affiliated/unaffiliated underlying portfolios acquired fund fees and expenses. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro-rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
SECURITY TYPE BREAKDOWN[1]
December 31, 2017 (unaudited)	AB Variable Products Series Fund

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Investment Companies	$47,019,233	48.2%
Inflation-Linked Securities	3,764,841	3.8
Options Purchased—Puts	71,795	0.1
Options Purchased—Calls	5,184	0.0
Short-Term Investments	46,711,586	47.9

Total Investments	$97,572,639	100.0%

COUNTRY BREAKDOWN2

December 31, 2017 (unaudited)

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$50,827,088	52.1%
Germany	23,466	0.0
Japan	9,651	0.0
United Kingdom	848	0.0
Short-Term	46,711,586	47.9

Total Investments	$97,572,639	100.0%

1	The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivatives transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

2	All data are as of December 31, 2017. The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time.

7

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2017	AB Variable Products Series Fund

Company			Shares	U.S. $ Value

INVESTMENT COMPANIES–47.7%
FUNDS AND INVESTMENT TRUSTS–47.7%(a)
iShares Core MSCI EAFE ETF			76,670	$5,067,120
iShares Core S&P 500 ETF			43,375	11,661,369
iShares MSCI EAFE ETF			90,720	6,378,523
iShares Russell 2000 ETF			11,040	1,683,159
SPDR S&P 500 ETF Trust			38,091	10,164,964
Vanguard S&P 500 ETF			49,183	12,064,098

Total Investment Companies (cost $41,310,485)				47,019,233

			Principal Amount (000)
INFLATION-LINKED SECURITIES–3.8%
UNITED STATES–3.8%
U.S. Treasury Inflation Index 0.375%, 7/15/25 (TIPS) (cost $3,789,875)	$		3,760	3,764,841

			Notional Amount
OPTIONS PURCHASED–PUTS–0.1%
OPTIONS ON FUNDS AND INVESTMENT TRUSTS–0.1%
SPDR S&P 500 ETF Trust Expiration: Jan 2018; Contracts: 388.00; Exercise Price: USD 262.00; Counterparty: Morgan Stanley & Co., Inc.(b)		USD	38,800	37,830

OPTIONS ON INDICES–0.0%
Euro STOXX 50 Index Expiration: Jan 2018; Contracts: 740; Exercise Price: EUR 3,475.00; Counterparty: Deutsche Bank AG(b)		EUR	740	23,466
FTSE 100 Index Expiration: Jan 2018; Contracts: 130; Exercise Price: GBP 7,350.00; Counterparty: Deutsche Bank AG(b)		GBP	130	848
Nikkei 225 Index Expiration: Jan 2018; Contracts: 14,000; Exercise Price: JPY 22,250.00; Counterparty: Deutsche Bank AG(b)		JPY	14,000	9,651

				33,965

Total Options Purchased–Puts (premiums paid $93,315)				71,795

OPTIONS PURCHASED–CALLS–0.0%
OPTIONS ON FUNDS AND INVESTMENT TRUSTS–0.0%
SPDR S&P 500 ETF Trust Expiration: Jan 2018; Contracts: 162.00; Exercise Price: USD 271.00; Counterparty: Morgan Stanley & Co., Inc.(b) (premiums paid $12,967)		USD	16,200	$5,184

SHORT-TERM INVESTMENTS–47.4%
GOVERNMENTS– TREASURIES–41.1%
JAPAN–21.9%
Japan Treasury Discount Bill
Series 724
Zero Coupon, 3/12/18		JPY	1,980,000	17,579,068
Series 727
Zero Coupon, 3/26/18			450,000	3,995,585

				21,574,653

NETHERLANDS–19.2%
Dutch Treasury Certificate Zero Coupon, 1/31/18		EUR	15,785	18,962,386

Total Governments–Treasuries (cost $40,209,982)				40,537,039

U.S. TREASURY BILLS–4.2%
U.S. Treasury Bill Zero Coupon, 1/25/18-2/22/18 (cost $4,129,323)			4,134	4,129,323

			Shares
INVESTMENT COMPANIES– 2.1%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.12%(a)(c)(d) (cost $2,045,224)			2,045,224	2,045,224

Total Short-Term Investments (cost $46,384,529)				46,711,586

TOTAL INVESTMENTS–99.0% (cost $91,591,171)				97,572,639
Other assets less liabilities–1.0%				941,347

NET ASSETS–100.0%				$98,513,986

8

AB Variable Products Series Fund

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Notional (000)			Original Value	Value at December 31, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Canadian Bond Futures	14	March 2018	CAD	1,400		$1,513,631	$1,501,130	$(12,501)
Euro STOXX 50 Index Futures	145	March 2018	EUR	1		6,233,862	6,077,057	(156,805)
Euro-BTP Futures	13	March 2018	EUR	1,300		2,174,537	2,123,517	(51,020)
Euro-Bund Futures	13	March 2018	EUR	1,300		2,551,074	2,521,891	(29,183)
Euro-OAT Futures	13	March 2018	EUR	1,300		2,439,633	2,420,504	(19,129)
FTSE 100 Index Futures	23	March 2018	GBP	0	*	2,311,464	2,371,864	60,400
Long Gilt Futures	4	March 2018	GBP	400		670,274	675,940	5,666
Nikkei 225 (CME) Futures	19	March 2018	USD	0	*	2,138,035	2,160,300	22,265
S&P TSX 60 Index Futures	13	March 2018	CAD	3		1,970,058	1,980,302	10,244
SPI 200 Futures	11	March 2018	AUD	0	*	1,291,943	1,291,704	(239)
TOPIX Index Futures	18	March 2018	JPY	180		2,834,906	2,902,685	67,779
U.S. T-Note 10 Yr (CBT) Futures	58	March 2018	USD	5,800		7,234,304	7,194,718	(39,586)
U.S. Ultra Bond (CBT) Futures	3	March 2018	USD	300		498,684	502,969	4,285

								$(137,824)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	JPY	419,446	USD	3,747	4/06/18	$6,293
Bank of America, NA	GBP	1,990	USD	2,671	3/14/18	(21,914)
Bank of America, NA	USD	855	GBP	637	3/14/18	7,015
Barclays Bank PLC	AUD	1,080	USD	821	3/14/18	(21,582)
Citibank, NA	JPY	1,892,104	USD	17,071	1/09/18	274,953
Citibank, NA	CHF	866	USD	882	3/14/18	(10,752)
Credit Suisse International	JPY	322,496	USD	2,862	3/14/18	(10,464)
HSBC Bank USA	EUR	3,344	USD	3,905	3/14/18	(123,683)
Royal Bank of Scotland PLC	JPY	88,427	USD	798	1/09/18	13,186
Royal Bank of Scotland PLC	EUR	15,883	USD	18,838	2/02/18	(252,121)
State Street Bank & Trust Co.	JPY	38,000	USD	338	4/06/18	(523)
State Street Bank & Trust Co.	HKD	1,141	USD	146	3/14/18	135
State Street Bank & Trust Co.	EUR	490	USD	581	3/14/18	(10,259)
State Street Bank & Trust Co.	SGD	190	USD	141	3/14/18	(1,418)

						$(151,134)

CALL OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value
Nikkei 225 Index	Deutsche Bank AG	14,000	JPY	24,125.00	January 2018	JPY	14	$5,058	$(488)

9

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

PUT OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)			Premiums Received	U.S. $ Value
Euro STOXX 50 Index	Deutsche Bank AG	740	EUR	3,350.00	January 2018	EUR	1		$7,133	$(6,417)
FTSE 100 Index	Deutsche Bank AG	130	GBP	7,050.00	January 2018	GBP	0	*	1,646	(339)
iShares MSCI Emerging Markets ETF	Morgan Stanley & Co., Inc.	1,269	USD	43.50	January 2018	USD	127		41,823	(3,807)
Nikkei 225 Index	Deutsche Bank AG	14,000	JPY	21,375.00	January 2018	JPY	14		7,649	(1,860)
SPDR S&P 500 ETF Trust	Morgan Stanley & Co., Inc.	324	USD	250.00	January 2018	USD	32		23,638	(9,234)
SPDR S&P 500 ETF Trust	Morgan Stanley & Co., Inc.	257	USD	254.00	January 2018	USD	26		11,554	(10,280)
SPDR S&P 500 ETF Trust	Morgan Stanley & Co., Inc.	388	USD	252.00	January 2018	USD	39		15,116	(13,192)

									$108,559	$(45,129)

*	Notional amount less than 500.

(a)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(b)	Non-income producing security.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

SGD—Singapore Dollar

USD—United States Dollar

Glossary:

BTP—Buoni del Tesoro Poliennali

CBT—Chicago Board of Trade

CME—Chicago Mercantile Exchange

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

OAT—Obligations Assimilables du Trésor

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TIPS—Treasury Inflation Protected Security

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

10

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2017	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $89,545,947)	$95,527,415
Affiliated issuers (cost $2,045,224)	2,045,224
Cash collateral due from broker	1,083,598
Foreign currencies, at value (cost $185,706)	188,471
Unrealized appreciation on forward currency exchange contracts	301,582
Unaffiliated dividends and interest receivable	44,081
Receivable for capital stock sold	35,874
Affiliated dividends receivable	13,923

Total assets	99,240,168

LIABILITIES
Options written, at value (premiums received $113,617)	45,617
Unrealized depreciation on forward currency exchange contracts	452,716
Audit and tax fee payable	47,116
Advisory fee payable	39,398
Payable for variation margin on futures	29,886
Distribution fee payable	20,802
Administrative fee payable	13,905
Payable for capital stock redeemed	9,591
Cash collateral due to broker	2,397
Transfer Agent fee payable	97
Accrued expenses	64,657

Total liabilities	726,182

NET ASSETS	$98,513,986

COMPOSITION OF NET ASSETS
Capital stock, at par	$9,135
Additional paid-in capital	87,288,428
Undistributed net investment income	149,851
Accumulated net realized gain on investment transactions and foreign currency transactions	5,303,297
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	5,763,275

$98,513,986

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$11,912	1,100	$10.83
B	$98,502,074	9,134,181	$10.78

See notes to financial statements.

11

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2017	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$762,188
Affiliated issuers	180,244
Interest	128,195

1,070,627

EXPENSES
Advisory fee (see Note B)	537,498
Distribution fee—Class B	223,929
Transfer agency—Class B	4,823
Custodian	83,669
Administrative	54,688
Audit and tax	47,621
Legal	28,789
Directors’ fees	28,561
Printing	17,996
Miscellaneous	24,543

Total expenses	1,052,117
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(255,442)

Net expenses	796,675

Net investment income	273,952

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	998,400
Forward currency exchange contracts	(452,541)
Futures	4,317,579
Options written	1,229,827
Swaptions written	63,991
Foreign currency transactions	463,878
Net change in unrealized appreciation/depreciation of:
Investments	3,815,153
Forward currency exchange contracts	(451,697)
Futures	(420,290)
Options written	(98,539)
Swaptions written	(257)
Foreign currency denominated assets and liabilities	2,606

Net gain on investment and foreign currency transactions	9,468,110

Contributions from Affiliates (see Note B)	146

NET INCREASE IN NET ASSETS FROM OPERATIONS	$9,742,208

See notes to financial statements.

12

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$273,952	$154,316
Net realized gain on investment transactions and foreign currency transactions	6,621,134	174,910
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	2,846,976	2,874,799
Contributions from Affiliates (see Note B)	146	–0	–

Net increase in net assets from operations	9,742,208	3,204,025
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(59)	(36)
Class B	(310,219)	(194,179)
Net realized gain on investment transactions
Class A	(57)	–0	–
Class B	(454,753)	–0	–
CAPITAL STOCK TRANSACTIONS
Net increase	10,228,289	25,173,454

Total increase	19,205,409	28,183,264
NET ASSETS
Beginning of period	79,308,577	51,125,313

End of period (including undistributed net investment income of $149,851 and $8,947, respectively)	$98,513,986	$79,308,577

See notes to financial statements.

13

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2017	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Global Risk Allocation—Moderate Portfolio (the “Portfolio”), is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to generate income and price appreciation without assuming what AllianceBernstein L.P. (the “Adviser”) considers undue risk. The Portfolio is non-diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fifteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Portfolio’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S.

14

AB Variable Products Series Fund

markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk

15

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments in Securities:
Assets:
Investment Companies	$47,019,233	$–0–	$–0–	$47,019,233
Inflation-Linked Securities	–0–	3,764,841	–0–	3,764,841
Options Purchased—Puts	–0–	71,795	–0–	71,795
Options Purchased—Calls	–0–	5,184	–0–	5,184
Short-Term Investments:
Governments—Treasuries	–0–	40,537,039	–0–	40,537,039
U.S. Treasury Bills	–0–	4,129,323	–0–	4,129,323
Investment Companies	2,045,224	–0–	–0–	2,045,224

Total Investments in Securities	49,064,457	48,508,182	–0–	97,572,639
Other Financial Instruments(a):
Assets:
Futures	42,460	128,179	–0–	170,639	(b)
Forward Currency Exchange Contracts	–0–	301,582	–0–	301,582
Liabilities:
Futures	(151,419)	(157,044)	–0–	(308,463	)(b)
Forward Currency Exchange Contracts	–0–	(452,716)	–0–	(452,716)
Call Options Written	–0–	(488)	–0–	(488)
Put Options Written	–0–	(45,129)	–0–	(45,129)

Total(c)	$48,955,498	$48,282,566	$–0–	$97,238,064

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments. Exchange-traded swaps with upfront premiums are presented here as market value.

(c)	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing

16

AB Variable Products Series Fund

Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior two tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Portfolio are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

17

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

8. Offering Expenses

Offering expenses of $39,078 were deferred and amortized on a straight line basis over a one year period starting from April 29, 2015 (commencement of operations).

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .60% of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses, to the extent necessary to limit total operating expenses, inclusive of the Portfolio’s proportionate share of fees and expenses of registered investment companies or series thereof in which the Portfolio invests (“Acquired Fund Expenses”) on an annual basis (the “Expense Caps”) to .75% and 1.00% of daily average net assets for Class A and Class B, respectively. The Expense Caps may not be terminated by the Adviser before May 1, 2018. Any fees waived and expenses borne by the Adviser through April 27, 2016 are subject to repayment by the Portfolio until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amounted to $157,734 for the fiscal period ended December 31, 2015 and $70,109 for the year ended December 31, 2016. In any case, no reimbursement payment will be made that would cause the Portfolio’s total annual fund operating expenses to exceed the net fee percentage set forth above. For the year ended December 31, 2017, the reimbursements/waivers, exclusive of Acquired Fund Expenses, amounted to $156,316. For the year ended December 31, 2017, such waiver for Acquired Fund Expenses for both affiliated and unaffiliated underlying portfolios amounted to $54,624 and $43,761, respectively.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2017 is as follows:

Fund	Market Value 12/31/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/17 (000)	Dividend Income (000)
Government Money Market Portfolio	$36,333	$42,589	$76,877	$2,045	$176
Government Money Market Portfolio*	0	35,258	35,258	0	4

Total				$2,045	$180

*	Investments of cash collateral for securities lending transactions (see Note E).

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2017, the reimbursement for such services amounted to $54,688.

During the year ended December 31, 2017, the Adviser reimbursed the Portfolio $146 for trading losses incurred due to a trade entry error.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,163 for the year ended December 31, 2017.

Brokerage commissions paid on investment transactions for the year ended December 31, 2017 amounted to $71,510, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual

18

AB Variable Products Series Fund

expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2017 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$33,015,770	$21,418,295
U.S. government securities	2,322,781	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$91,658,892

Gross unrealized appreciation	$6,948,352
Gross unrealized depreciation	(902,604)

Net unrealized appreciation	$6,045,748

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2017, the Portfolio held futures for hedging and non-hedging purposes.

19

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2017, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

At December 31, 2017, the maximum payments for written put options amounted to $7,166,964. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

20

AB Variable Products Series Fund

During the year ended December 31, 2017, the Portfolio held purchased options for hedging and non-hedging purposes. During the year ended December 31, 2017, the Portfolio held written options for hedging and non-hedging purposes.

During the year ended December 31, 2017, the Portfolio held written swaptions for hedging and non-hedging purposes.

During the year ended December 31, 2017, the Portfolio held purchased swaptions for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty tables below.

During the year ended December 31, 2017, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$9,951	*	Receivable/Payable for variation margin on futures	$151,419	*
Equity contracts	Receivable/Payable for variation margin on futures	160,688	*	Receivable/Payable for variation margin on futures	157,044	*
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	301,582		Unrealized depreciation on forward currency exchange contracts	452,716
Equity contracts	Investments in securities, at value	76,979
Equity contracts				Options written, at value	45,617

Total		$549,200			$806,796

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$285,050	$(177,540)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	4,032,529	(242,750)

21

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$(452,541)	$(451,697)
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(8,416)	(4,717)
Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(5,317)	–0–
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,016,015)	(8,512)
Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	107,814	–0–
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	1,122,013	(98,539)
Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	63,991	(257)

Total		$4,129,108	$(984,012)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2017:

Futures:
Average original value of buy contracts	$36,469,320
Average original value of sale contracts	$4,899,469	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$10,384,488
Average principal amount of sale contracts	$33,401,715
Purchased Options:
Average monthly cost	$160,527
Options Written:
Average notional amount	$1,732,790
Swaptions Written:
Average notional amount	$12,158,250	(b)

(a)	Positions were open for eight months during the year.

(b)	Positions were open for three months during the year.

22

AB Variable Products Series Fund

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Portfolio as of December 31, 2017. Exchange-traded derivatives are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received*		Security Collateral Received*		Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, NA	$13,308	$(13,308)		$–0	–	$–0	–	$–0	–
Citibank, NA	274,953	(10,752)		–0	–	–0	–	264,201
Deutsche Bank AG	33,965	(9,104)		–0	–	–0	–	24,861
Royal Bank of Scotland PLC	13,186	(13,186)		–0	–	–0	–	–0	–
State Street Bank & Trust Co.	135	(135)		–0	–	–0	–	–0	–

Total	$335,547	$(46,485)		$–0	–	$–0	–	$289,062	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America, NA	$21,914	$(13,308)		$–0	–	$–0	–	$8,606
Barclays Bank PLC	21,582	–0	–	–0	–	–0	–	21,582
Citibank, NA	10,752	(10,752)		–0	–	–0	–	–0	–
Credit Suisse International	10,464	–0	–	–0	–	–0	–	10,464
Deutsche Bank AG	9,104	(9,104)		–0	–	–0	–	–0	–
HSBC Bank USA	123,683	–0	–	–0	–	–0	–	123,683
Royal Bank of Scotland PLC	252,121	(13,186)		–0	–	–0	–	238,935
State Street Bank & Trust Co.	12,200	(135)		–0	–	–0	–	12,065

Total	$461,820	$(46,485)		$–0	–	$–0	–	$415,335	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement

23

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2017, the Portfolio had no securities on loan. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $0 and $3,947 from the borrowers and AB Government Money Market Portfolio, respectively, for the year ended December 31, 2017; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Portfolio in the AB Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of AB Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2017, such waiver amounted to $741. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Class B
Shares sold	2,600,502	3,808,075	$26,589,694	$35,747,390
Shares issued in reinvestment of dividends and distributions	74,915	20,203	764,886	194,152
Shares redeemed	(1,673,405)	(1,139,548)	(17,126,291)	(10,768,088)

Net increase	1,002,012	2,688,730	$10,228,289	$25,173,454

There were no transactions in capital shares for Class A for the year ended December 31, 2017 and the year ended December 31, 2016.

At December 31, 2017, certain shareholders of the Portfolio owned 98% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Allocation Risk—The allocation of investments among asset classes may have a significant effect on the Portfolio’s net asset value, or NAV, when asset classes in which the Portfolio has invested more heavily perform worse than the asset classes invested in less heavily.

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

High Yield Securities Risk—Investments in fixed-income securities with ratings below investment grade (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

24

AB Variable Products Series Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, shareholders of a Portfolio bear both their proportionate share of expenses in the Portfolio (including management fees) and, indirectly, the expenses of the investment companies.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes and large positions. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Non-Diversification Risk—The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value, or NAV.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2017.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2017 and December 31, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$765,088	$194,215

Total taxable distributions	$765,088	$194,215

25

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,215,156
Undistributed capital gains	1,952,754
Unrealized appreciation/(depreciation)	6,048,513	(a)

Total accumulated earnings/(deficit)	$11,216,423

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2017, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps, foreign currency reclassifications, contributions from the Adviser, the redesignation of dividends, and the disallowance of a net operating loss resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized gain on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables —Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

26

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended December 31,			April 28, 2015(a) to December 31, 2015
	2017	2016
Net asset value, beginning of period	$9.78	$9.40		$10.00

Income From Investment Operations
Net investment income (b)(c)	.06	.04		.05
Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	1.09	.37		(.65)
Contributions from Affiliates	.00 (d)	–0	–	–0	–

Net increase (decrease) in net asset value from operations	1.15	.41		(.60)

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.03)		–0	–
Distributions from net realized gain on investment transactions	(.05)	–0	–	–0	–

Total dividends and distributions	(.10)	(.03)		–0	–

Net asset value, end of period	$10.83	$9.78		$9.40

Total Return
Total investment return based on net asset value (e)	11.87%	4.39%		(6.00)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12	$11		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (f)	.63%	.63%		.69	%^
Expenses, before waivers/reimbursements (f)	.94%	1.08%		3.21	%^
Net investment income (c)	.55%	.46%		.82	%^
Portfolio turnover rate	59%	79%		111%

See footnote summary on page 28.

27

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended December 31,			April 28, 2015(a) to December 31, 2015
	2017	2016
Net asset value, beginning of period	$9.75	$9.39		$10.00

Income From Investment Operations
Net investment income (b)(c)	.03	.02		.01
Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	1.09	.37		(.62)
Contributions from Affiliates	.00 (d)	–0	–	–0	–

Net increase (decrease) in net asset value from operations	1.12	.39		(.61)

Less: Dividends and Distributions
Dividends from net investment income	(.04)	(.03)		–0	–
Distributions from net realized gain on investment transactions	(.05)	–0	–	–0	–

Total dividends and distributions	(.09)	(.03)		–0	–

Net asset value, end of period	$10.78	$9.75		$9.39

Total Return
Total investment return based on net asset value (e)	11.50%	4.24%		(6.20)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$98,502	$79,298		$51,115
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (f)	.89%	.88%		.94	%^
Expenses, before waivers/reimbursements (f)	1.17%	1.33%		1.62	%^
Net investment income (c)	.31%	.24%		.19	%^
Portfolio turnover rate	59%	79%		111%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees waived and expenses reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of affiliated/unaffiliated acquired fund fees and expenses, and for the years ended December 31, 2017, December 31, 2016 and December 31, 2015 such waiver amounted to 0.11%, 0.12% and 0.06% (annualized), respectively.

^	Annualized.

See notes to financial statements.

28

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Global Risk Allocation—Moderate Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Global Risk Allocation – Moderate Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period April 28, 2015 (commencement of operations) to December 31, 2015 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of AB Global Risk Allocation – Moderate Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period April 28, 2015 (commencement of operations) to December 31, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2018

29

2017 FEDERAL TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2017. For corporate shareholders, 28.96% of dividends paid qualify for the dividends received deduction.

30

GLOBAL RISK ALLOCATION—
MODERATE PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman	Robert M. Keith, President and Chief Executive Officer
Michael J. Downey(1)	Carol C. McMullen(1)
William H. Foulk, Jr.(1)	Garry L. Moody(1)
Nancy P. Jacklin(1)	Earl D. Weiner(1)

OFFICERS
Daniel J. Loewy(2), Vice President Leon Zhu(2), Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Emilie D. Wrapp, Secretary Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

PRINCIPAL UNDERWRITER AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by its senior management team. Messrs. Loewy and Zhu are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

31

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
MANAGEMENT OF THE FUND	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 57 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	96	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 76 (2005)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	96	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,## 74 (2005)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	96	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

32

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

William H. Foulk, Jr.,## 85 (1990)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	96	None

Nancy P. Jacklin,## 69 (2006)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	96	None

Carol C. McMullen,## 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	96	None

33

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## 65 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody, and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	96	None

Earl D. Weiner,## 78 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	96	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to this position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

34

AB Variable Products Series Fund

Officer Information

Robert M. Keith 57	President and Chief Executive Officer	See biography above.

Daniel J. Loewy 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013. He is also Chief Investment Officer and Head of Multi-Asset Solutions and Chief Investment Officer for Dynamic Asset Allocation.

Leon Zhu 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Emilie D. Wrapp 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2013.

Joseph J. Mantineo 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2013.

Phyllis J. Clarke 57	Controller	Vice President of ABIS**, with which she has been associated since prior to 2013.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2013.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

35

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Global Risk Allocation—Moderate Portfolio (the “Fund”) at a meeting held on August 1-2, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2015 and calendar year 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available

36

AB Variable Products Series Fund

and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a peer group and a peer universe, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-year period ended May 31, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund is paid for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

37

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AB Variable Products Series Fund

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap (although the directors noted that the Fund’s expense ratio was currently below the Adviser’s expense cap). The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had previously discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s assets (which were well below the level at which they would anticipate adding an initial breakpoint) and its profitability (currently unprofitable) to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

38

VPS-GRA-0151-1217

DEC    12.31.17

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	GLOBAL THEMATIC GROWTH PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

GLOBAL THEMATIC GROWTH
PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2018

The following is an update of AB Variable Products Series Fund—Global Thematic Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2017.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio pursues opportunistic growth by investing in a global universe of companies in multiple industries that may benefit from innovation. The Adviser employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying the most attractive securities worldwide, fitting into broader themes, which are developments that have broad effects across industries and companies. Drawing on its global fundamental research capabilities, the Adviser seeks to identify long-term secular growth trends that will affect multiple industries. The Adviser will assess the effects of these trends on entire industries and on individual companies. Through this process, the Adviser intends to identify key investment themes, which will be the focus of the Portfolio’s investments and which are expected to change over time based on the Adviser’s research.

In addition to this “top-down” thematic approach, the Adviser will also use a “bottom-up” analysis of individual companies that focuses on prospective earnings growth, valuation and quality of company management. The Adviser normally considers a large universe of mid- to large-capitalization companies worldwide for investment.

The Portfolio invests in securities issued by US and non-US companies from multiple industry sectors in an attempt to maximize opportunity, which should also tend to reduce risk. The Portfolio invests in both developed and emerging-market countries. Under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-US companies. In addition, the Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries. The percentage of the Portfolio’s assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser’s assessment of the appreciation potential of such securities.

The Portfolio may invest in any company and industry and in any type of equity security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. Investments in new, smaller or less-seasoned companies may offer more reward but may also entail more risk than is generally true of larger, established companies. The Portfolio may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities, real estate investment trusts and zero-coupon bonds.

The Portfolio may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), for the one-, five- and 10-year periods ended December 31, 2017.

All share classes of the Portfolio outperformed the benchmark for the annual period. The Portfolio’s technology holdings (mainly embedded in the Empowerment theme) contributed the most to performance relative to the benchmark. An underweight to the energy sector also contributed. Cash holdings in a rising market detracted, as did an overweight in the utilities sector.

The Portfolio utilized derivatives in the form of currency forwards for hedging purposes, which had no material impact on absolute performance during the annual period.

1

AB Variable Products Series Fund

MARKET REVIEW AND INVESTMENT STRATEGY

Global equity markets were very robust and largely outpaced economic growth in 2017. Emerging-market stocks were the clear winners, outperforming their developed-market peers after several disappointing years. US stocks, while posting exceptional gains, were outpaced by global stocks. Expectations of tax reform helped fuel US markets.

The Portfolio’s exposures remain focused on secular growth themes, supported by companies with attractive fundamentals. The Portfolio’s Senior Investment Management Team (the “Team”) continues to favor companies with strong organic revenue growth over those that are exposed to more macro-cyclical shifts in the market. The Team has positioned the Portfolio to be ready to take advantage of any market dislocations.

2

GLOBAL THEMATIC GROWTH PORTFOLIO
DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The MSCI ACWI is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value (“NAV”).

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

(Disclosures, Risks and Note about Historical Performance continued on next page)

3

DISCLOSURES AND RISKS
(continued)	AB Variable Products Series Fund

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

GLOBAL THEMATIC GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2017 (unaudited)	1 Year	5 Years[1]	10 Years[1]
Global Thematic Growth Portfolio Class A2	36.66%	12.59%	4.24%
Global Thematic Growth Portfolio Class B2	36.30%	12.31%	3.99%
MSCI ACWI (net)	23.97%	10.80%	4.65%

1   Average annual returns.

2   Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2017, by 0.04%.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.06% and 1.31% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GLOBAL THEMATIC GROWTH PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/2007 TO 12/31/2017 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Global Thematic Growth Portfolio Class A shares (from 12/31/2007 to 12/31/2017) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

5

GLOBAL THEMATIC GROWTH PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,125.30	$5.41	1.01%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.11	$5.14	1.01%

Class B
Actual	$1,000	$1,123.80	$6.74	1.26%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.85	$6.41	1.26%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

GLOBAL THEMATIC GROWTH PORTFOLIO
TEN LARGEST HOLDINGS[1]
December 31, 2017 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
MSCI, Inc.—Class A	$3,538,059	2.4%
Kingspan Group PLC	3,535,672	2.4
American Water Works Co., Inc.	3,483,848	2.4
Housing Development Finance Corp., Ltd.	3,412,600	2.3
Hexcel Corp.	3,336,746	2.3
Abbott Laboratories	3,250,137	2.2
Apollo Hospitals Enterprise Ltd.	3,125,966	2.1
UnitedHealth Group, Inc.	3,031,325	2.1
AIA Group Ltd.	3,016,101	2.1
Xylem, Inc./NY	3,015,804	2.1

	$32,746,258	22.4%

SECTOR BREAKDOWN2

December 31, 2017 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Health Care	$30,312,446	20.7%
Financials	27,425,428	18.7
Information Technology	24,909,017	17.0
Industrials	20,062,217	13.7
Utilities	11,311,352	7.7
Consumer Discretionary	8,562,058	5.8
Consumer Staples	7,823,200	5.3
Real Estate	4,358,735	3.0
Materials	2,891,579	2.0
Telecommunication Services	1,791,930	1.2
Short-Term Investments	7,252,673	4.9

Total Investments	$146,700,635	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivatives transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

7

GLOBAL THEMATIC GROWTH PORTFOLIO
COUNTRY BREAKDOWN[1]
December 31, 2017 (unaudited)	AB Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$69,748,697	47.5%
China	10,043,425	6.9
India	8,363,577	5.7
Switzerland	7,660,217	5.2
France	7,210,042	4.9
Germany	5,934,207	4.0
Denmark	4,847,789	3.3
Indonesia	3,764,303	2.6
Hong Kong	3,044,607	2.1
Ireland	3,016,101	2.1
Sweden	2,879,188	2.0
United Kingdom	2,591,831	1.8
Japan	2,547,036	1.7
Other	7,796,942	5.3
Short-Term Investments	7,252,673	4.9

Total Investments	$146,700,635	100.0%

1	All data are as of December 31, 2017. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 1.7% or less in the following countries: Brazil, Japan, Peru and Philippines.

8

GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2017	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–95.2%
HEALTH CARE–20.7%
BIOTECHNOLOGY–1.6%
Foundation Medicine, Inc.(a)(b)	18,298	$1,247,923
Regeneron Pharmaceuticals, Inc.(a)	2,810	1,056,448

		2,304,371

HEALTH CARE EQUIPMENT & SUPPLIES–7.3%
Abbott Laboratories	56,950	3,250,137
Danaher Corp.	28,320	2,628,662
Essilor International Cie Generale d’Optique SA	17,977	2,476,178
West Pharmaceutical Services, Inc.	24,170	2,384,854

		10,739,831

HEALTH CARE PROVIDERS & SERVICES–4.2%
Apollo Hospitals Enterprise Ltd.	165,820	3,125,966
UnitedHealth Group, Inc.	13,750	3,031,325

		6,157,291

LIFE SCIENCES TOOLS & SERVICES–5.5%
Bio-Rad Laboratories, Inc.–Class A(a)	11,830	2,823,466
Bruker Corp.	79,450	2,726,724
ICON PLC(a)	21,690	2,432,534

		7,982,724

PHARMACEUTICALS–2.1%
Roche Holding AG	8,640	2,184,669
Vectura Group PLC(a)	593,760	943,560

		3,128,229

		30,312,446

FINANCIALS–18.7%
BANKS–5.5%
Bank Mandiri Persero Tbk PT	3,349,500	1,972,373
Credicorp Ltd.	7,400	1,534,982
HDFC Bank Ltd.	52,230	1,549,041
Svenska Handelsbanken AB–Class A	116,250	1,588,676
Swedbank AB–Class A	60,350	1,455,931

		8,101,003

CAPITAL MARKETS–6.2%
Charles Schwab Corp. (The)	56,790	2,917,302
MSCI, Inc.–Class A	27,960	3,538,059
Partners Group Holding AG(b)	3,720	2,548,917

		9,004,278

CONSUMER FINANCE–1.3%
Bharat Financial Inclusion Ltd.(a)	124,810	1,955,818

INSURANCE–3.4%
AIA Group Ltd.	354,600	3,016,101
Prudential PLC	75,580	1,935,628

		4,951,729

Company	Shares	U.S. $ Value

THRIFTS & MORTGAGE FINANCE–2.3%
Housing Development Finance Corp., Ltd.	127,430	$3,412,600

		27,425,428

INFORMATION TECHNOLOGY–17.0%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–1.2%
Flex Ltd.(a)	102,900	1,851,171

INTERNET SOFTWARE & SERVICES–6.0%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	8,280	1,427,720
Alphabet, Inc.–Class C(a)	2,567	2,686,109
Facebook, Inc.–Class A(a)	11,560	2,039,878
Tencent Holdings Ltd.	50,900	2,634,478

		8,788,185

IT SERVICES–2.0%
Visa, Inc.–Class A	25,620	2,921,192

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–4.7%
ams AG(a)	28,610	2,591,831
Infineon Technologies AG	80,290	2,186,634
NVIDIA Corp.	10,988	2,126,178

		6,904,643

SOFTWARE–2.0%
Microsoft Corp.	33,680	2,880,987

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.1%
Apple, Inc.	9,235	1,562,839

		24,909,017

INDUSTRIALS–13.7%
AEROSPACE & DEFENSE–2.3%
Hexcel Corp.	53,949	3,336,746

BUILDING PRODUCTS–2.4%
Kingspan Group PLC	80,690	3,535,672

COMMERCIAL SERVICES & SUPPLIES–1.6%
China Everbright International Ltd.	1,632,000	2,328,284

ELECTRICAL EQUIPMENT–3.5%
Schneider Electric SE (Paris)(a)	31,110	2,637,520
Vestas Wind Systems A/S	36,860	2,547,036

		5,184,556

INDUSTRIAL CONGLOMERATES–1.8%
Siemens AG (REG)	19,220	2,661,155

9

GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

MACHINERY–2.1%
Xylem, Inc./NY	44,220	$3,015,804

		20,062,217

UTILITIES–7.7%
MULTI-UTILITIES–1.4%
Suez	119,330	2,096,344

WATER UTILITIES–6.3%
American Water Works Co., Inc.	38,079	3,483,848
Aqua America, Inc.	57,490	2,255,332
Beijing Enterprises Water Group Ltd.(a)	2,554,000	1,973,095
Cia de Saneamento Basico do Estado de Sao Paulo	145,200	1,502,733

		9,215,008

		11,311,352

CONSUMER DISCRETIONARY–5.9%
AUTO COMPONENTS–2.4%
Aptiv PLC	26,190	2,221,698
Delphi Technologies PLC(a)	23,483	1,232,153

		3,453,851

DIVERSIFIED CONSUMER SERVICES–1.3%
Bright Horizons Family Solutions, Inc.(a)	20,320	1,910,080

INTERNET & DIRECT MARKETING RETAIL–1.2%
Amazon.com, Inc.(a)	1,443	1,687,545

TEXTILES, APPAREL & LUXURY GOODS–1.0%
NIKE, Inc.–Class B	24,150	1,510,583

		8,562,059

CONSUMER STAPLES–5.3%
FOOD PRODUCTS–3.6%
Kerry Group PLC–Class A	21,380	2,398,535
Nestle SA (REG)	34,040	2,926,631

		5,325,166

HOUSEHOLD PRODUCTS–1.7%
Unicharm Corp.	96,200	2,498,034

		7,823,200

REAL ESTATE–3.0%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)–1.4%
SBA Communications Corp.(a)	12,840	2,097,542

REAL ESTATE MANAGEMENT & DEVELOPMENT–1.6%
SM Prime Holdings, Inc.	3,010,100	2,261,193

		4,358,735

Company		Shares	U.S. $ Value

MATERIALS–2.0%
CHEMICALS–2.0%
Ecolab, Inc.		21,550	$2,891,579

TELECOMMUNICATION SERVICES–1.2%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.2%
Telekomunikasi Indonesia Persero Tbk PT		5,475,000	1,791,930

Total Common Stocks (cost $100,692,060)			139,447,963

WARRANTS–0.0%
INFORMATION TECHNOLOGY–0.0%
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–0.0%
Thin Film Electronics ASA, expiring 7/14/18(a)(c)(d)(e) (cost $0)		591,845	–0	–

		Principal Amount (000)
SHORT-TERM INVESTMENTS–5.0%
TIME DEPOSIT–5.0%
State Street Time Deposit 0.12%, 1/02/18 (cost $7,252,672)	U.S.$	7,253	7,252,672

Total Investments Before Security Lending Collateral for Securities Loaned–100.2% (cost $107,944,732)			146,700,635

		Shares
INVESTMENT COMPANIES–2.6%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.12%(f)(g)(h) (cost $3,828,854)		3,828,854	3,828,854

TOTAL INVESTMENTS–102.8% (cost $111,773,586)			150,529,489
Other assets less liabilities–(2.8)%			(4,077,680)

NET ASSETS–100.0%			$146,451,809

10

AB Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	756	BRL	2,502	1/03/18	$(1,675)
Bank of America, NA	BRL	1,251	USD	378	1/03/18	1,037
Bank of America, NA	BRL	1,251	USD	377	1/03/18	(329)
Bank of America, NA	BRL	1,251	USD	376	2/02/18	439
Bank of America, NA	CNY	33,705	USD	5,039	2/07/18	(125,116)
Bank of America, NA	USD	5,675	GBP	4,228	3/14/18	46,559
Bank of America, NA	INR	521,894	USD	7,976	3/12/18	(149,299)
Bank of America, NA	USD	1,025	ZAR	14,161	3/14/18	107,559
Barclays Bank PLC	USD	3,048	CAD	3,913	3/14/18	68,350
Barclays Bank PLC	USD	1,981	CNY	13,174	2/07/18	37,022
Barclays Bank PLC	EUR	1,763	USD	2,087	3/14/18	(37,566)
Barclays Bank PLC	INR	36,775	USD	565	3/12/18	(7,101)
Barclays Bank PLC	USD	180	TWD	5,354	3/08/18	2,285
BNP Paribas SA	USD	829	AUD	1,093	3/14/18	23,226
Citibank, NA	USD	476	RUB	28,928	1/25/18	24,343
Credit Suisse International	USD	7,902	JPY	890,537	3/14/18	28,894
Credit Suisse International	SEK	10,318	USD	1,235	3/14/18	(27,660)
Goldman Sachs Bank USA	CHF	2,694	USD	2,742	3/14/18	(36,377)
JPMorgan Chase Bank, NA	EUR	3,595	USD	4,264	3/14/18	(67,102)
JPMorgan Chase Bank, NA	HKD	9,691	USD	1,243	3/14/18	1,001
Morgan Stanley & Co., Inc.	USD	1,242	HKD	9,691	3/14/18	(291)
Standard Chartered Bank	USD	2,427	AUD	3,193	3/14/18	64,061
Standard Chartered Bank	USD	1,720	TWD	51,428	3/08/18	26,387
State Street Bank & Trust Co.	EUR	272	USD	324	3/14/18	(3,585)
State Street Bank & Trust Co.	GBP	289	USD	386	3/14/18	(4,613)
State Street Bank & Trust Co.	JPY	43,695	USD	390	3/14/18	1,133
State Street Bank & Trust Co.	USD	486	MXN	9,452	3/14/18	(10,936)
State Street Bank & Trust Co.	USD	265	NOK	2,208	3/14/18	4,548
State Street Bank & Trust Co.	USD	2,424	KRW	2,744,335	1/18/18	148,288
State Street Bank & Trust Co.	SEK	4,197	USD	501	3/14/18	(12,953)
State Street Bank & Trust Co.	CHF	1,090	USD	1,113	3/14/18	(11,571)

						$88,958

11

GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Illiquid security.

(d)	Fair valued by the Adviser.

(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(f)	Affiliated investments.

(g)	The rate shown represents the 7-day yield as of period end.

(h)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

RUB—Russian Ruble

SEK—Swedish Krona

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

ADR—American Depositary Receipt

REG—Registered Shares

See notes to financial statements.

12

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2017	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $107,944,732)	$146,700,635 (a)
Affiliated issuers (cost $3,828,854—investment of cash collateral for securities loaned)	3,828,854
Foreign currencies, at value (cost $124,244)	124,419
Unrealized appreciation on forward currency exchange contracts	585,132
Dividends and interest receivable	133,678
Receivable for capital stock sold	10,285

Total assets	151,383,003

LIABILITIES
Payable for collateral received on securities loaned	3,828,854
Unrealized depreciation on forward currency exchange contracts	496,174
Payable for capital stock redeemed	304,526
Advisory fee payable	93,212
Payable for investment securities purchased and foreign currency transactions	50,513
Distribution fee payable	22,656
Administrative fee payable	13,644
Transfer Agent fee payable	97
Accrued expenses	121,518

Total liabilities	4,931,194

NET ASSETS	$146,451,809

COMPOSITION OF NET ASSETS
Capital stock, at par	$4,958
Additional paid-in capital	107,788,443
Distributions in excess of net investment income	(59,576)
Accumulated net realized loss on investment and foreign currency transactions	(128,488)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	38,846,472

$146,451,809

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$40,120,555	1,323,257	$30.32
B	$106,331,254	3,634,981	$29.25

(a)	Includes securities on loan with a value of $3,669,395 (see Note E).

See notes to financial statements.

13

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2017	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $88,112)	$1,400,533
Affiliated issuers	12,795
Interest	6,956
Securities lending income	21,167
Other income	2,440

1,443,891

EXPENSES
Advisory fee (see Note B)	974,543
Distribution fee—Class B	240,025
Transfer agency—Class A	1,990
Transfer agency—Class B	5,605
Custodian	103,513
Audit and tax	60,853
Printing	54,357
Administrative	53,585
Legal	29,823
Directors’ fees	28,559
Miscellaneous	8,980

Total expenses	1,561,833
Less: expenses waived and reimbursed by the Adviser (see Note E)	(2,998)

Net expenses	1,558,835

Net investment loss	(114,944)

REALIZED AND UNREALIZED GAIN ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	13,796,215
Forward currency exchange contracts	(195,458)
Foreign currency transactions	46,546
Net change in unrealized appreciation/depreciation of:
Investments	25,226,753
Forward currency exchange contracts	144,082
Foreign currency denominated assets and liabilities	11,906

Net gain on investment and foreign currency transactions	39,030,044

NET INCREASE IN NET ASSETS FROM OPERATIONS	$38,915,100

See notes to financial statements.

14

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(114,944)	$(10,710)
Net realized gain on investment and foreign currency transactions	13,647,303	3,729,311
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	25,382,741	(4,937,260)

Net increase (decrease) in net assets from operations	38,915,100	(1,218,659)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(159,360)	–0	–
Class B	(274,046)	–0	–
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	886,757	(15,530,375)

Total increase (decrease)	39,368,451	(16,749,034)
NET ASSETS
Beginning of period	107,083,358	123,832,392

End of period (including distributions in excess of net investment income of ($59,576) and undistributed net investment income of $454,754, respectively)	$146,451,809	$107,083,358

See notes to financial statements.

15

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2017	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Global Thematic Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fifteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

16

AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2017:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Health Care	$22,525,633		$7,786,813		$–0	–	$30,312,446
Financials	7,990,343		19,435,085		–0	–	27,425,428
Information Technology	17,496,074		7,412,943		–0	–	24,909,017
Industrials	6,352,550		13,709,667		–0	–	20,062,217
Utilities	7,241,913		4,069,439		–0	–	11,311,352
Consumer Discretionary	8,562,059		–0	–	–0	–	8,562,059
Consumer Staples	2,398,535		5,424,665		–0	–	7,823,200
Real Estate	4,358,735		–0	–	–0	–	4,358,735
Materials	2,891,579		–0	–	–0	–	2,891,579
Telecommunication Services	–0	–	1,791,930		–0	–	1,791,930
Warrants	–0	–	–0	–	–0	–(a)	–0	–
Short-Term Investments	–0	–	7,252,672		–0	–	7,252,672
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	3,828,854		–0	–	–0	–	3,828,854

Total Investments in Securities	83,646,275		66,883,214	(b)	–0	–	150,529,489

17

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

	Level 1		Level 2	Level 3		Total
Other Financial Instruments(c):
Assets:
Forward Currency Exchange Contracts	$–0	–	$585,132	$–0	–	$585,132
Liabilities:
Forward Currency Exchange Contracts	–0	–	(496,174)	–0	–	(496,174)

Total(d)(e)	$83,646,275		$66,972,172	$–0	–	$150,618,447

(a)	The Portfolio held securities with zero market value at period end.

(b)	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(c)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(d)	An amount of $2,455,063 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(e)	There were deminimis transfers under 1% of net assets from Level 2 to Level 1 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Warrants(a)		Total
Balance as of 12/31/16	$–0	–	$–0	–
Accrued discounts/(premiums)	–0	–	–0	–
Realized gain (loss)	–0	–	–0	–
Change in unrealized appreciation/depreciation	–0	–	–0	–
Purchases	–0	–	–0	–
Sales	–0	–	–0	–
Transfers in to Level 3	–0	–	–0	–
Transfers out of Level 3	–0	–	–0	–

Balance as of 12/31/17	$–0	–	$–0	–

Net change in unrealized appreciation/depreciation from investments held as of 12/31/17(b)	$–0	–	$–0	–

(a)	The Portfolio held securities with zero market value at period end.

(b)	The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) on investments and other financial instruments in the accompanying statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor

18

AB Variable Products Series Fund

due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

19

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2017, the reimbursement for such services amounted to $53,585.

Brokerage commissions paid on investment transactions for the year ended December 31, 2017 amounted to $57,715, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,163 for the year ended December 31, 2017.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2017 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$48,841,545		$53,846,882
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$111,862,074

Gross unrealized appreciation	$39,684,031
Gross unrealized depreciation	(1,027,234)

Net unrealized appreciation	$38,656,797

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

20

AB Variable Products Series Fund

The principal type of derivative utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2017, the Portfolio held forward currency exchange contracts for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty table below.

During the year ended December 31, 2017, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$585,132	Unrealized depreciation on forward currency exchange contracts	$496,174

Total		$585,132		$496,174

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$(195,458)	$144,082

Total		$(195,458)	$144,082

21

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2017:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$28,852,652
Average principal amount of sale contracts	$24,645,824

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Portfolio as of December 31, 2017. Exchange-traded derivatives are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received*		Security Collateral Received*		Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, NA	$155,594	$(155,594)		$–0	–	$–0	–	$–0	–
Barclays Bank PLC	107,657	(44,667)		–0	–	–0	–	62,990
BNP Paribas SA	23,226	–0	–	–0	–	–0	–	23,226
Citibank, NA	24,343	–0	–	–0	–	–0	–	24,343
Credit Suisse International	28,894	(27,660)		–0	–	–0	–	1,234
JPMorgan Chase Bank, NA	1,001	(1,001)		–0	–	–0	–	–0	–
Standard Chartered Bank	90,448	–0	–	–0	–	–0	–	90,448
State Street Bank & Trust Co.	153,969	(43,658)		–0	–	–0	–	110,311

Total	$585,132	$(272,580)		$–0	–	$–0	–	$312,552	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America, NA	$276,419	$(155,594)		$–0	–	$–0	–	$120,825
Barclays Bank PLC	44,667	(44,667)		–0	–	–0	–	–0	–
Credit Suisse International	27,660	(27,660)		–0	–	–0	–	–0	–
Goldman Sachs Bank USA	36,377	–0	–	–0	–	–0	–	36,377
JPMorgan Chase Bank, NA	67,102	(1,001)		–0	–	–0	–	66,101
Morgan Stanley & Co., Inc.	291	–0	–	–0	–	–0	–	291
State Street Bank & Trust Co.	43,658	(43,658)		–0	–	–0	–	–0	–

Total	$496,174	$(272,580)		$–0	–	$–0	–	$223,594	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

22

AB Variable Products Series Fund

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2017, the Portfolio had securities on loan with a value of $3,669,395 and had received cash collateral which has been invested into AB Government Money Market Portfolio of $3,828,854. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $21,167 and $12,795 from the borrowers and AB Government Money Market Portfolio, respectively, for the year ended December 31, 2017; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Portfolio in the AB Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of AB Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2017, such waiver amounted to $2,998. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

A summary of the Portfolio transactions in shares of AB Government Money Market Portfolio for the year ended December 31, 2017 is as follows:

Market Value 12/31/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/17 (000)
$4,544	$30,576	$31,291	$3,829

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2017	Year Ended December 31, 2016
Class A
Shares sold	205,607	114,273		$5,763,464	$2,477,642
Shares issued in reinvestment of dividends and distributions	5,799	–0	–	159,360	–0	–
Shares redeemed	(164,656)	(243,647)		(4,344,931)	(5,303,033)

Net increase (decrease)	46,750	(129,374)		$1,577,893	$(2,825,391)

Class B
Shares sold	780,996	511,535		$20,282,734	$10,794,955
Shares issued in reinvestment of dividends and distributions	10,330	–0	–	274,046	–0	–
Shares redeemed	(809,779)	(1,110,011)		(21,247,916)	(23,499,939)

Net decrease	(18,453)	(598,476)		$(691,136)	$(12,704,984)

23

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

At December 31, 2017, certain shareholders of the Portfolio owned 65% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s NAV.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2017.

NOTE I: Components of Accumulated Earnings (Deficit)

The tax character of distributions paid during the fiscal years ended December 31, 2017 and December 31, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$433,406	$–0	–

Total taxable distributions paid	$433,406	$–0	–

24

AB Variable Products Series Fund

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$–0	–(a)
Unrealized appreciation/(depreciation)	38,658,408	(b)

Total accumulated earnings/(deficit)	$38,658,408

(a)	During the fiscal year, the Portfolio utilized $13,792,210 of capital loss carryforwards to offset current year net realized gains. The Portfolio also had $5,008,350 of capital loss carryforwards expire during the fiscal year.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, return of capital distributions received from underlying securities, and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2017, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications, the expiration of capital loss carryforwards, a dividend overdistribution, and the disallowance of a net operating loss resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

25

GLOBAL THEMATIC GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2017		2016		2015		2014		2013
Net asset value, beginning of period	$22.29		$22.43		$21.80		$20.75		$16.88

Income From Investment Operations
Net investment income (a)	.03	(b)	.04	(b)†	.02		.06		.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	8.13		(.18)		.60		.99		3.88
Contributions from Affiliates	–0	–	–0	–	.01		–0	–	–0	–

Net increase (decrease) in net asset value from operations	8.16		(.14)		.63		1.05		3.92

Less: Dividends and Distributions
Dividends from net investment income	(.13)		–0	–	–0	–	–0	–	(.05)
Tax return of capital	–0	–	–0	–	–0	–	–0	–	(.00	)(c)

Total dividends and distributions	(.13)		–0	–	–0	–	–0	–	(.05)

Net asset value, end of period	$30.32		$22.29		$22.43		$21.80		$20.75

Total Return
Total investment return based on net asset value (d)*	36.66%		(.62	)%†	2.89%		5.06%		23.26%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$40,121		$28,458		$31,534		$30,886		$32,195
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.02%		1.06%		1.01%		1.01%		.98%
Expenses, before waivers/reimbursements	1.02%		1.06%		1.01%		1.01%		.98%
Net investment income	.09	%(b)	.17	%(b)†	.07%		.26%		.22%
Portfolio turnover rate	40%		54%		47%		48%		96%

See footnote summary on page 27.

26

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2017		2016		2015		2014		2013
Net asset value, beginning of period	$21.52		$21.71		$21.15		$20.18		$16.42

Income From Investment Operations
Net investment income (loss) (a)	(.04	)(b)	(.02	)(b)†	(.04)		.00	(d)	(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	7.84		(.17)		.59		.97		3.77
Contributions from Affiliates	–0	–	–0	–	.01		–0	–	–0	–

Net increase (decrease) in net asset value from operations	7.80		(.19)		.56		.97		3.76

Less: Dividends and Distributions
Dividends from net investment income	(.07)		–0	–	–0	–	–0	–	(.00	)(c)
Tax return of capital	–0	–	–0	–	–0	–	–0	–	(.00	)(c)

Total dividends and distributions	(.07)		–0	–	–0	–	–0	–	(.00)

Net asset value, end of period	$29.25		$21.52		$21.71		$21.15		$20.18

Total Return
Total investment return based on net asset value (d)*	36.30%		(.87	)%†	2.65%		4.81%		22.93%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$106,331		$78,625		$92,298		$96,728		$101,388
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.26%		1.31%		1.26%		1.26%		1.23%
Expenses, before waivers/reimbursements	1.27%		1.31%		1.26%		1.26%		1.23%
Net investment income (loss)	(.15	)%(b)	(.07	)%(b)†	(.17)%		.01%		(.06)%
Portfolio turnover rate	40%		54%		47%		48%		96%

(a)	Based on average shares outstanding.

(b)	Net of fees waived and expenses reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended December 31, 2016 the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.004	.02%	.02%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2017, December 31, 2016, December 31, 2015, December 31, 2014 and December 31, 2013 by 0.04%, 0.28%, 0.01%, 0.02% and 0.05%, respectively.

See notes to financial statements.

27

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Global Thematic Growth Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Global Thematic Growth Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of AB Global Thematic Growth Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2018

28

2017 FEDERAL TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2017. For corporate shareholders, 97.89% of dividends paid qualify for the dividends received deduction.

29

GLOBAL THEMATIC GROWTH
PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Daniel C. Roarty(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer	Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company	Seward & Kissel LLP
State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	One Battery Park Plaza New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
1345 Avenue of the Americas New York, NY 10105	P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Global Growth and Thematic Investment Team. Mr. Roarty is the investment professional with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

30

GLOBAL THEMATIC GROWTH PORTFOLIO
MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 57 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	96	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 76 (2005)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	96	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,## 74 (2005)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	96	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

31

GLOBAL THEMATIC GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

William H. Foulk, Jr.,## 85 (1990)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	96	None

Nancy P. Jacklin,## 69 (2006)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	96	None

Carol C. McMullen,## 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	96	None

32

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## 65 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995) where he was responsible for accounting, pricing, custody and reporting for the Fidelity Mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	96	None

Earl D. Weiner,## 78 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	96	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to this position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

33

GLOBAL THEMATIC GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS,* AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 57	President and Chief Executive Officer	See biography above.

Daniel C. Roarty 46	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2013. He is also Chief Investment Officer of Thematic and Sustainable Equities.

Emilie D. Wrapp 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2013.

Joseph J. Mantineo 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2013.

Phyllis J. Clarke 57	Controller	Vice President of ABIS**, with which she has been associated since prior to 2013.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2013.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

34

GLOBAL THEMATIC GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Global Thematic Growth Portfolio (the “Fund”) at a meeting held on May 2-4, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors

35

GLOBAL THEMATIC GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AB Variable Products Series Fund

focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a peer group and a peer universe, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2017. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of

36

AB Variable Products Series Fund

scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

37

VPS-GTG-0151-1217

DEC    12.31.17

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	GROWTH PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

GROWTH PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2018

The following is an update of AB Variable Products Series Fund—Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2017.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a domestic portfolio of equity securities of companies selected by the Adviser for their growth potential within various market sectors. The Adviser looks for companies that have experienced management teams, strong market positions and the potential to deliver greater-than-expected earnings growth rates.

In managing the Portfolio, the Adviser allocates investments among broad sector groups and selects specific investments based on the fundamental company research conducted by the Adviser’s internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The Adviser’s research focus is on companies with high sustainable growth prospects, high or improving return on invested capital, transparent business models and clear competitive advantages.

The Portfolio has the flexibility to invest across the capitalization spectrum. The Portfolio is designed for those seeking exposure to companies of various sizes, and typically has substantial investments in both large-capitalization companies and mid-capitalization companies, and may also invest in small-capitalization companies.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 3000 Growth Index, for the one-, five- and 10-year periods ended December 31, 2017.

All share classes of the Portfolio outperformed the benchmark for the annual period. Stock selection in the consumer staples, technology, health care and industrials sectors, as well as an overweight position in technology and underweight positions in real estate and telecommunications, were the primary contributors to performance relative to the benchmark. Stock selection in the consumer discretionary and materials sectors as well as an overweight position in health care detracted.

The Portfolio did not utilize derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

The annual period ended December 31, 2017 marked one of the strongest years for global stock market performance since the 2008 financial crisis. Emerging-market equities outperformed, followed by non-US stocks. Large-cap stocks outperformed their small-cap peers, and growth outperformed value, in terms of style.

Equity performance was driven by strong economic data, synchronized global growth and robust corporate earnings. Investor enthusiasm was tempered early in the period by questions around the timeliness of the Trump administration’s pro-growth agenda and concerns regarding the election cycle in Europe. Geopolitical tensions and a significant decline in the price of oil weighed on the market midperiod. However, global growth trends proved strong and oil rallied back to two-and-a-half-year highs, pushing stocks higher, especially in emerging markets. In December, tax reform was passed in the US Congress, buoying market sentiment globally.

The Portfolio’s Senior Investment Management Team (the “Team”) continues to select companies that are likely to be rewarded for offering high profitability, attractive reinvestment opportunities and sustainable competitive advantages. The Team believes that this strategy can be beneficial in an environment which offers lower growth and that still appears favorable for stock pickers, as investors increasingly reward companies for their fundamental strengths.

1

GROWTH PORTFOLIO
DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The Russell 3000® Growth Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 3000 Growth Index represents the performance of 3,000 growth companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value (“NAV”).

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2017 (unaudited)	1 Year	5 Years[1]	10 Years[1]
Growth Portfolio Class A2	34.51%	17.63%	8.64%
Growth Portfolio Class B2	34.15%	17.33%	8.36%
Russell 3000 Growth Index	29.59%	17.16%	9.93%

1   Average annual returns.

2   Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2017, by 0.11%. Also includes the impact of proceeds received and credited to the Portfolio in connection with a regulatory settlement, which enhanced performance for the annual period ended December 31, 2017, by 0.14%.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 1.15% and 1.40% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/2007 TO 12/31/2017 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in the Growth Portfolio Class A shares (from 12/31/2007 to 12/31/2017) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 2.

3

GROWTH PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,136.80	$5.87	1.09%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.71	$5.55	1.09%

Class B
Actual	$1,000	$1,135.00	$7.26	1.35%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.40	$6.87	1.35%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

GROWTH PORTFOLIO
TEN LARGEST HOLDINGS[1]
December 31, 2017 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Alphabet, Inc.—Class C	$5,352,336	7.6%
Facebook, Inc.—Class A	4,058,051	5.8
Visa, Inc.—Class A	3,302,019	4.7
UnitedHealth Group, Inc.	3,008,838	4.3
Biogen, Inc.	2,690,005	3.8
Costco Wholesale Corp.	2,601,027	3.7
Edwards Lifesciences Corp.	2,444,680	3.5
Home Depot, Inc. (The)	2,344,297	3.3
Constellation Brands, Inc.—Class A	2,310,843	3.3
Adobe Systems, Inc.	2,297,397	3.3

	$30,409,493	43.3%

SECTOR BREAKDOWN2

December 31, 2017 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$24,657,941	35.1%
Health Care	14,365,500	20.5
Consumer Discretionary	12,042,640	17.1
Consumer Staples	7,792,287	11.1
Industrials	6,797,555	9.7
Financials	2,120,849	3.0
Materials	2,047,491	2.9
Short-Term Investments	431,503	0.6

Total Investments	$70,255,766	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2017	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.5%

INFORMATION TECHNOLOGY–35.1%
COMMUNICATIONS EQUIPMENT–0.7%
Arista Networks, Inc.(a)	2,150	$506,497

INTERNET SOFTWARE & SERVICES–14.5%
Alphabet, Inc.–Class C(a)	5,115	5,352,336
Facebook, Inc.–Class A(a)	22,997	4,058,051
Trade Desk, Inc. (The)–Class A(a)(b)	16,130	737,625

		10,148,012

IT SERVICES–6.9%
Fiserv, Inc.(a)	4,930	646,471
PayPal Holdings, Inc.(a)	12,520	921,722
Visa, Inc.–Class A	28,960	3,302,019

		4,870,212

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–3.6%
NVIDIA Corp.	3,120	603,720
Xilinx, Inc.	27,970	1,885,737

		2,489,457

SOFTWARE–6.8%
Adobe Systems, Inc.(a)	13,110	2,297,397
Electronic Arts, Inc.(a)	9,890	1,039,043
HubSpot, Inc.(a)	7,980	705,432
ServiceNow, Inc.(a)	2,567	334,711
Splunk, Inc.(a)	5,050	418,342

		4,794,925

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–2.6%
Apple, Inc.	10,925	1,848,838

		24,657,941

HEALTH CARE–20.5%
BIOTECHNOLOGY–3.8%
Biogen, Inc.(a)	8,444	2,690,005

HEALTH CARE EQUIPMENT & SUPPLIES–7.3%
Align Technology, Inc.(a)	1,623	360,614
Edwards Lifesciences Corp.(a)	21,690	2,444,680
Intuitive Surgical, Inc.(a)	4,232	1,544,426
Nevro Corp.(a)	10,580	730,443

		5,080,163

HEALTH CARE PROVIDERS & SERVICES–5.2%
Teladoc, Inc.(a)(b)	18,329	638,766
UnitedHealth Group, Inc.	13,648	3,008,838

		3,647,604

Company	Shares	U.S. $ Value

HEALTH CARE TECHNOLOGY–1.4%
Cerner Corp.(a)	14,440	$973,112

PHARMACEUTICALS–2.8%
Zoetis, Inc.	27,410	1,974,616

		14,365,500

CONSUMER DISCRETIONARY–17.2%
DIVERSIFIED CONSUMER SERVICES–3.0%
Bright Horizons Family Solutions, Inc.(a)	12,250	1,151,500
Grand Canyon Education, Inc.(a)	10,310	923,054

		2,074,554

HOTELS, RESTAURANTS & LEISURE–4.1%
Planet Fitness, Inc.(a)	60,070	2,080,224
Starbucks Corp.	13,380	768,413

		2,848,637

INTERNET & DIRECT MARKETING RETAIL–1.1%
Priceline Group, Inc. (The)(a)	457	794,147

MULTILINE RETAIL–2.3%
Dollar Tree, Inc.(a)	15,150	1,625,747

SPECIALTY RETAIL–5.0%
Home Depot, Inc. (The)	12,369	2,344,297
Ulta Salon Cosmetics & Fragrance, Inc.(a)	5,152	1,152,296

		3,496,593

TEXTILES, APPAREL & LUXURY GOODS–1.7%
NIKE, Inc.–Class B	19,232	1,202,962

		12,042,640

CONSUMER STAPLES–11.1%
BEVERAGES–6.1%
Constellation Brands, Inc.–Class A	10,110	2,310,843
Monster Beverage Corp.(a)	31,238	1,977,053

		4,287,896

FOOD & STAPLES RETAILING–3.7%
Costco Wholesale Corp.	13,975	2,601,027

FOOD PRODUCTS–1.3%
Blue Buffalo Pet Products, Inc.(a)	27,550	903,364

		7,792,287

INDUSTRIALS–9.7%
BUILDING PRODUCTS–2.9%
Allegion PLC	9,030	718,427

6

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

AO Smith Corp.	13,920	$853,018
Lennox International, Inc.	2,220	462,337

		2,033,782

COMMERCIAL SERVICES & SUPPLIES–1.9%
Copart, Inc.(a)	30,680	1,325,069

INDUSTRIAL CONGLOMERATES–1.8%
Roper Technologies, Inc.	4,860	1,258,740

MACHINERY–2.4%
IDEX Corp.	6,230	822,173
WABCO Holdings, Inc.(a)	5,990	859,565

		1,681,738

TRADING COMPANIES & DISTRIBUTORS–0.7%
Fastenal Co.	9,110	498,226

		6,797,555

FINANCIALS–3.0%
CAPITAL MARKETS–3.0%
MarketAxess Holdings, Inc.	5,340	1,077,345
S&P Global, Inc.	6,160	1,043,504

		2,120,849

MATERIALS–2.9%
CHEMICALS–2.9%
Ecolab, Inc.	5,020	673,584
PolyOne Corp.	19,330	840,855
Sherwin-Williams Co. (The)	1,300	533,052

		2,047,491

Total Common Stocks (cost $44,292,331)		69,824,263

	Principal Amount (000)
SHORT-TERM INVESTMENTS–0.6%
TIME DEPOSIT–0.6%
State Street Bank & Trust Co. 0.12%, 1/02/18 (cost $431,503)	$432	431,503

Total Investments Before Security Lending Collateral for Securities Loaned–100.1% (cost $44,723,834)		70,255,766

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–1.6%
INVESTMENT COMPANIES–1.6%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.12%(c)(d)(e) (cost $1,100,714)	1,100,714	$1,100,714

TOTAL INVESTMENTS–101.7% (cost $45,824,548)		71,356,480
Other assets less liabilities–(1.7)%		(1,180,190)

NET ASSETS–100.0%		$70,176,290

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

See notes to financial statements.

7

GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2017	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $44,723,834)	$70,255,766	(a)
Affiliated issuers (cost $1,100,714—investment of cash collateral for securities loaned)	1,100,714
Receivable for investment securities sold	235,824
Receivable from regulatory settlement	102,075
Receivable for capital stock sold	13,706
Dividends and interest receivable	11,337

Total assets	71,719,422

LIABILITIES
Payable for collateral received on securities loaned	1,100,714
Payable for investment securities purchased	206,954
Payable for capital stock redeemed	85,021
Advisory fee payable	45,583
Administrative fee payable	13,263
Distribution fee payable	8,786
Transfer Agent fee payable	97
Accrued expenses	82,714

Total liabilities	1,543,132

NET ASSETS	$70,176,290

COMPOSITION OF NET ASSETS
Capital stock, at par	$2,031
Additional paid-in capital	35,484,837
Accumulated net realized gain on investment transactions	9,157,490
Net unrealized appreciation on investments	25,531,932

	$70,176,290

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$30,230,297	846,183	$35.73
B	$39,945,993	1,185,207	$33.70

(a)	Includes securities on loan with a value of $1,059,067 (see Note E).

See notes to financial statements.

8

GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2017	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$361,745
Affiliated issuers	3,458
Interest	2,850
Other income	1,661

369,714

EXPENSES
Advisory fee (see Note B)	505,249
Distribution fee—Class B	100,162
Transfer agency—Class A	2,492
Transfer agency—Class B	3,624
Custodian	65,622
Administrative	52,814
Audit and tax	40,524
Directors’ fees	28,559
Legal	28,117
Printing	20,438
Miscellaneous	5,299

Total expenses	852,900
Less: expenses waived and reimbursed by the Adviser (see Note E)	(623)

Net expenses	852,277

Net investment loss	(482,563)

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	9,474,239
Net change in unrealized appreciation/depreciation of investments	10,610,044

Net gain on investment transactions	20,084,283

NET INCREASE IN NET ASSETS FROM OPERATIONS	$19,601,720

See notes to financial statements.

9

GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(482,563)	$(250,501)
Net realized gain on investment and foreign currency transactions	9,474,239	3,223,597
Net change in unrealized appreciation/depreciation of investments	10,610,044	(2,531,961)

Net increase in net assets from operations	19,601,720	441,135
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain on investment transactions
Class A	(1,334,624)	(3,012,916)
Class B	(2,084,488)	(4,764,325)
CAPITAL STOCK TRANSACTIONS
Net decrease	(7,779,591)	(1,435,411)
CAPITAL CONTRIBUTIONS
Proceeds from regulatory settlement (see Note F)	102,075	–0	–

Total increase (decrease)	8,505,092	(8,771,517)
NET ASSETS
Beginning of period	61,671,198	70,442,715

End of period (including undistributed net investment income of $0 and $0, respectively)	$70,176,290	$61,671,198

See notes to financial statements.

10

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2017	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fifteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

11

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2017:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$69,824,263		$–0	–	$–0	–	$69,824,263
Short-Term Investments	–0	–	431,503		–0	–	431,503
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,100,714		–0	–	–0	–	1,100,714

Total Investments in Securities	70,924,977		431,503		–0	–	71,356,480
Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total(c)	$70,924,977		$431,503		$–0	–	$71,356,480

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

12

AB Variable Products Series Fund

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

13

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2017, the reimbursement for such services amounted to $52,814.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,163 for the year ended December 31, 2017.

Brokerage commissions paid on investment transactions for the year ended December 31, 2017 amounted to $11,336, of which $13 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.
The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2017 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$27,288,819		$38,723,387
U.S. government securities	–0	–	–0	–

14

AB Variable Products Series Fund

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$45,897,573

Gross unrealized appreciation	$25,726,915
Gross unrealized depreciation	(268,008)

Net unrealized appreciation	$25,458,907

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2017.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2017, the Portfolio had securities on loan with a value of $1,059,067 and had received cash collateral which has been invested into AB Government Money Market Portfolio of $1,100,714. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $0 and $3,458 from the borrowers and AB Government Money Market Portfolio, respectively, for the year ended December 31, 2017; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Portfolio in the AB Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of AB Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2017, such waiver amounted to $623. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

15

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

A summary of the Portfolio transactions in shares of AB Government Money Market Portfolio for the year ended December 31, 2017 is as follows:

Market Value 12/31/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/17 (000)
$684	$7,544	$7,127	$1,101

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Class A
Shares sold	85,190	232,533	$2,782,413	$6,654,909
Shares issued in reinvestment of distributions	42,142	104,073	1,334,624	3,012,916
Shares redeemed	(162,782)	(326,387)	(5,200,532)	(9,201,540)

Net increase (decrease)	(35,450)	10,219	$(1,083,495)	$466,285

Class B
Shares sold	30,476	46,733	$942,367	$1,326,261
Shares issued in reinvestment of distributions	69,692	173,311	2,084,488	4,764,325
Shares redeemed	(311,402)	(284,346)	(9,722,951)	(7,992,282)

Net decrease	(211,234)	(64,302)	$(6,696,096)	$(1,901,696)

For the year ended December 31, 2017, the Portfolio recorded $102,075 related to a settlement of regulatory proceedings. This amount is presented in the Portfolio’s statement of changes in net assets. Neither the Portfolio nor its affiliates were involved in the proceedings or the calculation of the payment.

At December 31, 2017, certain shareholders of the Portfolio owned 76% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s NAV.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2017.

16

AB Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2017 and December 31, 2016 were as follows:

	2017	2016
Distributions paid from:
Net long-term capital gains	$3,419,112	7,777,241

Total taxable distributions paid	$3,419,112	$7,777,241

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$9,230,516
Unrealized appreciation/(depreciation)	25,458,907	(a)

Total accumulated earnings/(deficit)	$34,689,423

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2017, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to proceeds from a regulatory settlement and the disallowance of a net operating loss resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized gain on investment transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: Subsequent Event

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

17

GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2017		2016		2015		2014		2013
Net asset value, beginning of period	$27.95		$31.05		$34.47		$31.03		$23.22

Income From Investment Operations
Net investment loss (a)	(.18	)(b)	(.07	)(b)†	(.08)		(.09)		(.03)
Net realized and unrealized gain on investment and foreign currency transactions	9.61		.54		3.18		4.15		7.92
Capital contributions	.00	(c)	–0	–	–0	–	–0	–	–0	–

Net increase in net asset value from operations	9.43		.47		3.10		4.06		7.89

Less: Dividends and Distributions
Dividends from net investment income	–0	–	–0	–	–0	–	–0	–	(.08)
Distributions from net realized gain on investment transactions	(1.65)		(3.57)		(6.52)		(.62)		–0	–

Total dividends and distributions	(1.65)		(3.57)		(6.52)		(.62)		(.08)

Net asset value, end of period	$35.73		$27.95		$31.05		$34.47		$31.03

Total Return
Total investment return based on net asset value (d)*	34.51%		1.12	%†	9.06%		13.28%		34.01%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30,230		$24,645		$27,060		$28,141		$28,650
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.12%		1.15%		1.09%		1.08%		1.06%
Expenses, before waivers/reimbursements	1.12%		1.15%		1.09%		1.08%		1.06%
Net investment loss	(.57	)%(b)	(.23	)%(b)†	(.24)%		(.28)%		(.10)%
Portfolio turnover rate	42%		57%		51%		66%		63%

See footnote summary on page 19.

18

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2017		2016		2015		2014		2013
Net asset value, beginning of period	$26.51		$29.70		$33.30		$30.08		$22.50

Income From Investment Operations
Net investment loss (a)	(.25	)(b)	(.13	)(b)†	(.16)		(.16)		(.09)
Net realized and unrealized gain on investment and foreign currency transactions	9.09		.51		3.08		4.00		7.68
Capital contributions	.00	(c)	–0	–	–0	–	–0	–	–0	–

Net increase in net asset value from operations	8.84		.38		2.92		3.84		7.59

Less: Dividends and Distributions
Dividends from net investment income	–0	–	–0	–	–0	–	–0	–	(.01)
Distributions from net realized gain on investment transactions	(1.65)		(3.57)		(6.52)		(.62)		–0	–

Total dividends and distributions	(1.65)		(3.57)		(6.52)		(.62)		(.01)

Net asset value, end of period	$33.70		$26.51		$29.70		$33.30		$30.08

Total Return
Total investment return based on net asset value (d)*	34.15%		.85	%†	8.82%		12.96%		33.72%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$39,946		$37,026		$43,383		$46,330		$51,993
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.37%		1.40%		1.34%		1.33%		1.31%
Expenses, before waivers/reimbursements	1.37%		1.40%		1.34%		1.33%		1.31%
Net investment loss	(.82	)%(b)	(.48	)%(b)†	(.49)%		(.52)%		(.35)%
Portfolio turnover rate	42%		57%		51%		66%		63%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived and reimbursed by the Adviser.

(c)	Amount is less than $.0005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.015	.05%	.05%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2017, December 31, 2016, December 31, 2015, December 31, 2014 and December 31, 2013 by 0.11%, 0.01%, 0.06%, 0.03% and 0.06%, respectively.

Includes the impact of proceeds received and credited to the Portfolio resulting from a regulatory settlement, which enhanced the Portfolio’s performance for the year ended December 31, 2017 by 0.14%.

19

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Growth Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Growth Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of AB Growth Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2018

20

GROWTH PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Bruce K. Aronow(2), Vice President Frank V. Caruso(2), Vice President John H. Fogarty(2), Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Emilie D. Wrapp, Secretary Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by its senior management team. Messrs. Aronow, Caruso and Fogarty are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

21

GROWTH PORTFOLIO
MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 57 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	96	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 76 (2005)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership experience and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	96	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,## 74 (2005)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	96	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

22

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

William H. Foulk, Jr.,## 85 (1990)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	96	None

Nancy P. Jacklin,## 69 (2006)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	96	None

Carol C. McMullen,## 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	96	None

23

GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## 65 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	96	None

Earl D. Weiner,## 78 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	96	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

24

AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 57	President and Chief Executive Officer	See biography above.

Bruce K. Aronow 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013. He is also Chief Investment Officer of Small and SMID Cap Growth Equities.

Frank V. Caruso 61	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013. He is also Chief Investment Officer of Growth Equities.

John H. Fogarty 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Emilie D. Wrapp 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2013.

Joseph J. Mantineo 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2013.

Phyllis J. Clarke 57	Controller	Vice President of ABIS**, with which she has been associated since prior to 2013.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2013.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

25

GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Growth Portfolio (the “Fund”) at a meeting held on May 2-4, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous

26

AB Variable Products Series Fund

factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a peer group and a peer universe, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another AB Fund with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

27

GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AB Variable Products Series Fund

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

28

VPS-GTH-0151-1217

DEC    12.31.17

ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	GROWTH & INCOME PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

GROWTH & INCOME PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2018

The following is an update of AB Variable Products Series Fund—Growth & Income Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2017.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in the equity securities of US companies that the Adviser believes are undervalued.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 1000 Value Index, for the one-, five- and 10-year periods ended December 31, 2017.

All share classes of the Portfolio outperformed the benchmark for the annual period. Stock selection in the industrials, consumer staples, health care and real estate sectors, as well as an underweight position in energy were the primary contributors to performance relative to the benchmark. Stock selection in the energy and materials sectors, as well as underweight positions in financials and materials detracted.

The Portfolio did not utilize derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

The annual period ended December 31, 2017 marked one of the strongest years for global stock market performance since the 2008 financial crisis. Emerging-market equities outperformed, followed by non-US stocks. US large-cap stocks outperformed their small-cap peers, and growth outperformed value, in terms of style.

Equity performance was driven by strong economic data, synchronized global growth and robust corporate earnings. Investor enthusiasm was tempered early in the period by questions around the timeliness of the Trump administration’s pro-growth agenda and concerns regarding the election cycle in Europe. Geopolitical tensions and a significant decline in the price of oil weighed on the market midperiod. However, global growth trends proved strong and oil rallied back to two-and-a-half-year highs, pushing stocks higher, especially in emerging markets. In December, tax reform was passed in the US Congress, buoying market sentiment globally.

The Portfolio’s Senior Investment Management Team (the “Team”) follows a bottom-up stock picking methodology that seeks to identify companies consistent with the Team’s philosophy of relative-value investing, pursuing attractively valued, well-managed companies that deploy capital wisely, giving them capacity to pay dividends and potentially enhance the value of company shares over the long term. The Portfolio is conservatively positioned amid the current uncertainty in the global macro environment.

1

GROWTH & INCOME PORTFOLIO
DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The Russell 1000® Value Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of 1,000 large-cap value companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s value approach, may be underperforming the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Industry/Sector Risk: Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Portfolio’s investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

GROWTH & INCOME PORTFOLIO
HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2017 (unaudited)	1 Year	5 Years[1]	10 Years[1]
Growth & Income Portfolio Class A2	18.93%	14.76%	7.28%
Growth & Income Portfolio Class B2	18.59%	14.47%	7.00%
Russell 1000 Value Index	13.66%	14.04%	7.10%

1   Average annual returns.

2   Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2017, by 0.68%. Also includes the impact of proceeds received and credited to the Portfolio in connection with a regulatory settlement, which enhanced performance for the annual period ended December 31, 2017, by 0.01%.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.61% and 0.86% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH & INCOME PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/2007 TO 12/31/2017 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in the Growth & Income Portfolio Class A shares (from 12/31/2007 to 12/31/2017) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 2.

3

GROWTH & INCOME PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,124.10	$3.27	0.61%
Hypothetical (5% annual return before expenses)	$1,000	$1,022.13	$3.11	0.61%

Class B
Actual	$1,000	$1,122.60	$4.60	0.86%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.87	$4.38	0.86%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

GROWTH & INCOME PORTFOLIO
TEN LARGEST HOLDINGS[1]
December 31, 2017 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
JPMorgan Chase & Co.	$44,982,173	4.2%
Time Warner, Inc.	36,164,494	3.4
Raytheon Co.	34,370,915	3.2
Citigroup, Inc.	33,842,412	3.2
Wal-Mart Stores, Inc.	29,935,766	2.8
Cigna Corp.	27,147,040	2.5
Noble Energy, Inc.	25,789,482	2.4
Biogen, Inc.	25,374,101	2.4
Verizon Communications, Inc.	25,324,888	2.4
Berkshire Hathaway, Inc.—Class B	24,054,393	2.3

	$306,985,664	28.8%

SECTOR BREAKDOWN2

December 31, 2017 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$242,460,319	22.7%
Health Care	175,278,579	16.4
Consumer Discretionary	155,282,670	14.5
Information Technology	113,502,576	10.6
Energy	82,683,028	7.7
Industrials	80,568,784	7.6
Consumer Staples	33,868,547	3.2
Real Estate	28,765,318	2.7
Telecommunication Services	25,324,888	2.4
Materials	18,200,202	1.7
Short-Term Investments	112,415,408	10.5

Total Investments	$1,068,350,319	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2017	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–89.7%
FINANCIALS–22.7%
BANKS–8.3%
Citigroup, Inc.	454,810	$33,842,412
JPMorgan Chase & Co.	420,630	44,982,173
Wells Fargo & Co.	152,760	9,267,949

		88,092,534

CAPITAL MARKETS–5.7%
Goldman Sachs Group, Inc. (The)	62,970	16,042,237
Northern Trust Corp.	203,469	20,324,518
State Street Corp.	206,130	20,120,349
TD Ameritrade Holding Corp.	78,550	4,016,262

		60,503,366

DIVERSIFIED FINANCIAL SERVICES–2.2%
Berkshire Hathaway, Inc.–Class B(a)	121,352	24,054,393

INSURANCE–6.5%
Aflac, Inc.	107,460	9,432,839
Allstate Corp. (The)	164,950	17,271,915
Axis Capital Holdings Ltd.	142,753	7,174,766
Chubb Ltd.	56,240	8,218,351
FNF Group	391,830	15,375,409
Reinsurance Group of America, Inc.–Class A	33,359	5,201,669
Validus Holdings Ltd.	152,069	7,135,077

		69,810,026

		242,460,319

HEALTH CARE–16.4%
BIOTECHNOLOGY–5.3%
Amgen, Inc.	80,570	14,011,123
Biogen, Inc.(a)	79,650	25,374,101
Gilead Sciences, Inc.	245,430	17,582,605

		56,967,829

HEALTH CARE EQUIPMENT & SUPPLIES–1.2%
Hologic, Inc.(a)	290,160	12,404,340

HEALTH CARE PROVIDERS & SERVICES–4.9%
Aetna, Inc.	114,500	20,654,655
Cigna Corp.	133,670	27,147,040
Quest Diagnostics, Inc.	44,140	4,347,349

		52,149,044

PHARMACEUTICALS–5.0%
Eli Lilly & Co.	242,520	20,483,239
Pfizer, Inc.	514,370	18,630,481
Roche Holding AG (Sponsored ADR)	463,700	14,643,646

		53,757,366

		175,278,579

Company	Shares	U.S. $ Value

CONSUMER DISCRETIONARY–14.6%
AUTO COMPONENTS–0.6%
BorgWarner, Inc.	120,460	$6,154,301

HOUSEHOLD DURABLES–2.2%
DR Horton, Inc.	290,290	14,825,110
Garmin Ltd.	136,870	8,153,346

		22,978,456

INTERNET & DIRECT MARKETING RETAIL–0.4%
Liberty Interactive Corp. QVC Group–Class A(a)	158,270	3,864,953

MEDIA–7.2%
AMC Networks, Inc.–Class A(a)	39,975	2,161,848
Comcast Corp.–Class A	365,780	14,649,489
Discovery Communications, Inc.–Class A(a)(b)	358,190	8,016,292
Scripps Networks Interactive, Inc.–Class A	183,220	15,643,324
Time Warner, Inc.	395,370	36,164,494

		76,635,447

SPECIALTY RETAIL–3.4%
Lowe’s Cos., Inc.	126,000	11,710,440
Ross Stores, Inc.	209,220	16,789,905
Tractor Supply Co.	111,050	8,300,988

		36,801,333

TEXTILES, APPAREL & LUXURY GOODS–0.8%
VF Corp.	119,570	8,848,180

		155,282,670

INFORMATION TECHNOLOGY–10.6%
COMMUNICATIONS EQUIPMENT–1.6%
Cisco Systems, Inc.	444,210	17,013,243

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–1.5%
Dolby Laboratories, Inc.–Class A	187,030	11,595,860
TE Connectivity Ltd.	43,060	4,092,423

		15,688,283

INTERNET SOFTWARE & SERVICES–0.4%
eBay, Inc.(a)	106,480	4,018,555

IT SERVICES–3.1%
Amdocs Ltd.	95,910	6,280,187
International Business Machines Corp.	152,480	23,393,481
Mastercard, Inc.–Class A	26,730	4,045,853

		33,719,521

6

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.4%
Ambarella, Inc.(a)(b)	71,660	$4,210,025
Intel Corp.	458,862	21,181,070

		25,391,095

SOFTWARE–0.9%
VMware, Inc.–Class A(a)(b)	76,540	9,591,993

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–0.7%
Apple, Inc.	47,745	8,079,886

		113,502,576

ENERGY–7.8%
ENERGY EQUIPMENT & SERVICES–1.9%
Dril-Quip, Inc.(a)	88,610	4,226,697
National Oilwell Varco, Inc.	114,860	4,137,257
Oil States International, Inc.(a)	144,095	4,077,889
TechnipFMC PLC	249,300	7,805,583

		20,247,426

OIL, GAS & CONSUMABLE FUELS–5.9%
ConocoPhillips	322,920	17,725,079
Exxon Mobil Corp.	226,220	18,921,041
Noble Energy, Inc.	885,020	25,789,482

		62,435,602

		82,683,028

INDUSTRIALS–7.6%
AEROSPACE & DEFENSE–3.2%
Raytheon Co.	182,970	34,370,915

AIRLINES–0.7%
Delta Air Lines, Inc.	70,560	3,951,360
Southwest Airlines Co.	61,050	3,995,723

		7,947,083

CONSTRUCTION & ENGINEERING–0.6%
Jacobs Engineering Group, Inc.	28,313	1,867,525
Valmont Industries, Inc.	24,300	4,030,155

		5,897,680

ELECTRICAL EQUIPMENT–0.4%
AMETEK, Inc.	59,520	4,313,414

MACHINERY–1.4%
Caterpillar, Inc.	27,110	4,271,994
Crane Co.	45,470	4,056,833
PACCAR, Inc.	87,700	6,233,716

		14,562,543

Company	Shares	U.S. $ Value

ROAD & RAIL–1.3%
Norfolk Southern Corp.	93,010	$13,477,149

		80,568,784

CONSUMER STAPLES–3.2%
FOOD & STAPLES RETAILING–3.2%
United Natural Foods, Inc.(a)	79,821	3,932,781
Wal-Mart Stores, Inc.	303,147	29,935,766

		33,868,547

REAL ESTATE–2.7%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)–1.1%
Liberty Property Trust	265,250	11,408,402

REAL ESTATE MANAGEMENT & DEVELOPMENT–1.6%
CBRE Group, Inc.–Class A(a)	400,760	17,356,916

		28,765,318

TELECOMMUNICATION SERVICES–2.4%
DIVERSIFIED TELECOMMUNICATION SERVICES–2.4%
Verizon Communications, Inc.	478,460	25,324,888

MATERIALS–1.7%
METALS & MINING–1.7%
Newmont Mining Corp.	485,080	18,200,202

Total Common Stocks (cost $770,016,358)		955,934,911

	Principal Amount (000)
SHORT-TERM INVESTMENTS–10.5%
TIME DEPOSIT–10.5%
State Street Bank & Trust Co. 0.12%, 1/02/18 (cost $112,415,408)	$112,415	112,415,408

Total Investments Before Security Lending Collateral for Securities Loaned–100.2% (cost $882,431,766)		1,068,350,319

7

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–1.9%
INVESTMENT COMPANIES–1.9%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.12%(c)(d)(e) (cost $20,366,038)	20,366,038	$20,366,038

TOTAL INVESTMENTS–102.1% (cost $902,797,804)		1,088,716,357
Other assets less liabilities–(2.1)%		(22,602,212)

NET ASSETS–100.0%		$1,066,114,145

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	Affiliated investments.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

8

GROWTH & INCOME PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2017	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $882,431,766)	$1,068,350,319	(a)
Affiliated issuers (cost $20,366,038—investment of cash collateral for securities loaned)	20,366,038
Receivable for investment securities sold	7,855,243
Dividends and interest receivable	693,274
Receivable for regulatory settlement	73,379
Receivable for capital stock sold	58,937

Total assets	1,097,397,190

LIABILITIES
Payable for collateral received on securities loaned	20,366,038
Payable for investment securities purchased	9,382,043
Payable for capital stock redeemed	654,033
Advisory fee payable	500,526
Distribution fee payable	194,886
Administrative fee payable	13,275
Transfer Agent fee payable	105
Accrued expenses	172,139

Total liabilities	31,283,045

NET ASSETS	$1,066,114,145

COMPOSITION OF NET ASSETS
Capital stock, at par	$32,353
Additional paid-in capital	759,969,022
Undistributed net investment income	8,072,136
Accumulated net realized gain on investment transactions	112,122,081
Net unrealized appreciation on investments	185,918,553

	$1,066,114,145

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$159,324,143	4,777,136	$33.35
B	$906,790,002	27,576,111	$32.88

(a)	Includes securities on loan with a value of $19,682,983 (see Note E).

See notes to financial statements.

9

GROWTH & INCOME PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2017	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$16,332,204
Affiliated issuers	128,248
Interest	131,782
Other income	18,866

16,611,100

EXPENSES
Advisory fee (see Note B)	5,804,123
Distribution fee—Class B	2,253,731
Transfer agency—Class A	1,455
Transfer agency—Class B	8,475
Custodian	154,545
Printing	143,035
Legal	91,547
Administrative	52,835
Audit and tax	46,962
Directors’ fees	28,559
Miscellaneous	47,799

Total expenses	8,633,066
Less: expenses waived and reimbursed by the Adviser (see Note E)	(23,504)

Net expenses	8,609,562

Net investment income	8,001,538

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	116,524,792
Net change in unrealized appreciation/depreciation of investments	57,076,365

Net gain on investment transactions	173,601,157

NET INCREASE IN NET ASSETS FROM OPERATIONS	$181,602,695

See notes to financial statements.

10

GROWTH & INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$8,001,538	$11,500,311
Net realized gain on investment transactions	116,524,792	89,905,772
Net change in unrealized appreciation/depreciation of investments	57,076,365	2,606,255

Net increase in net assets from operations	181,602,695	104,012,338
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(2,170,398)	(1,498,498)
Class B	(11,357,608)	(6,966,608)
Net realized gain on investment transactions
Class A	(12,844,972)	(8,951,112)
Class B	(78,677,989)	(51,731,717)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(53,100,913)	210,500,227
CAPITAL CONTRIBUTIONS
Proceeds from regulatory settlement (see Note F)	73,379	–0	–

Total increase	23,524,194	245,364,630
NET ASSETS
Beginning of period	1,042,589,951	797,225,321

End of period (including undistributed net investment income of $8,072,136 and $13,525,225, respectively)	$1,066,114,145	$1,042,589,951

See notes to financial statements.

11

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2017	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Growth & Income Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fifteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

12

AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2017:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$955,934,911		$–0	–	$–0	–	$955,934,911
Short-Term Investments	–0	–	112,415,408		–0	–	112,415,408
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	20,366,038		–0	–	–0	–	20,366,038

Total Investments in Securities	976,300,949		112,415,408		–0	–	1,088,716,357
Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total(c)	$976,300,949		$112,415,408		$–0	–	$1,088,716,357

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)	There were no transfers between any levels during the reporting period.

13

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

14

AB Variable Products Series Fund

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2017, the reimbursement for such services amounted to $52,835.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,163 for the year ended December 31, 2017.

Brokerage commissions paid on investment transactions for the year ended December 31, 2017 amounted to $564,734, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2017 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$786,200,871		$949,311,035
U.S. government securities	–0	–	–0	–

15

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$905,945,620

Gross unrealized appreciation	$188,511,867
Gross unrealized depreciation	(5,741,130)

Net unrealized appreciation	$182,770,737

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2017.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2017, the Portfolio had securities on loan with a value of $19,682,983 and had received cash collateral which has been invested into AB Government Money Market Portfolio of $20,366,038. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $0 and $128,248 from the borrowers and AB Government Money Market Portfolio, respectively, for the year ended December 31, 2017; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Portfolio in the AB Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of AB Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2017, such waiver amounted to $23,504. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

16

AB Variable Products Series Fund

A summary of the Portfolio transactions in shares of AB Government Money Market Portfolio for the year ended December 31, 2017 is as follows:

Market Value 12/31/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/17 (000)
$13,560	$282,470	$275,664	$20,366

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Class A
Shares sold	537,077	472,723	$17,105,671	$14,176,667
Shares issued in reinvestment of dividends and distributions	502,186	356,156	15,015,370	10,449,610
Shares redeemed	(1,257,989)	(840,378)	(40,491,419)	(25,013,777)

Net decrease	(218,726)	(11,499)	$(8,370,378)	$(387,500)

Class B
Shares sold	1,205,291	8,766,206	$38,159,810	$262,089,607
Shares issued in reinvestment of dividends and distributions	3,051,020	2,023,382	90,035,597	58,698,325
Shares redeemed	(5,445,755)	(3,729,838)	(172,925,942)	(109,900,205)

Net increase (decrease)	(1,189,444)	7,059,750	$(44,730,535)	$210,887,727

For the year ended December 31, 2017, the Portfolio recorded $73,379 related to a settlement of regulatory proceedings. This amount is presented in the Portfolio’s statement of changes in net assets. Neither the Portfolio nor its affiliates were involved in the proceedings or the calculation of the payment.

At December 31, 2017, certain shareholders of the Portfolio owned 62% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Industry/Sector Risk—Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Portfolio’s investments.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

17

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2017.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2017 and December 31, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$21,981,056	$8,465,106
Net long-term capital gains	83,069,911	60,682,829

Total taxable distributions paid	$105,050,967	$69,147,935

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$37,266,903
Undistributed capital gains	86,075,132
Unrealized appreciation/(depreciation)	182,770,737	(a)

Total accumulated earnings/(deficit)	$306,112,772

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2017, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to proceeds from a regulatory settlement resulted in a net increase in undistributed net investment income and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

18

GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2017	2016		2015		2014		2013
Net asset value, beginning of period	$31.21	$30.12		$30.04		$27.80		$20.88

Income From Investment Operations
Net investment income (a)	.31 (b)	.43	(b)†	.37		.40		.33
Net realized and unrealized gain on investment transactions	5.21	2.84		.14		2.23		6.92
Capital contributions	.00 (c)	–0	–	–0	–	–0	–	–0	–

Net increase in net asset value from operations	5.52	3.27		.51		2.63		7.25

Less: Dividends and Distributions
Dividends from net investment income	(.49)	(.32)		(.43)		(.39)		(.33)
Distributions from net realized gain on investment transactions	(2.89)	(1.86)		–0	–	–0	–	–0	–

Total dividends and distributions	(3.38)	(2.18)		(.43)		(.39)		(.33)

Net asset value, end of period	$33.35	$31.21		$30.12		$30.04		$27.80

Total Return
Total investment return based on net asset value (c)*	18.93%	11.30	%†	1.70%		9.54%		34.96%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$159,324		$155,924		$150,801	$168,135	$164,154
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.60%		.61%		.60%	.60%	.60%
Expenses, before waivers/reimbursements	.60%		.61%		.60%	.60%	.60%
Net investment income	.97	%(b)	1.46	%(b)†	1.21%	1.39%	1.35%
Portfolio turnover rate	85%		101%		73%	51%	63%

See footnote summary on page 20.

19

GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2017	2016		2015		2014		2013
Net asset value, beginning of period	$30.82	$29.78		$29.71		$27.49		$20.66

Income From Investment Operations
Net investment income (a)	.23 (b)	.36	(b)†	.29		.32		.27
Net realized and unrealized gain on investment transactions	5.14	2.79		.14		2.22		6.83
Capital contributions	.00 (c)	–0	–	–0	–	–0	–	–0	–

Net increase in net asset value from operations	5.37	3.15		.43		2.54		7.10

Less: Dividends and Distributions
Dividends from net investment income	(.42)	(.25)		(.36)		(.32)		(.27)
Distributions from net realized gain on investment transactions	(2.89)	(1.86)		–0	–	–0	–	–0	–

Total dividends and distributions	(3.31)	(2.11)		(.36)		(.32)		(.27)

Net asset value, end of period	$32.88	$30.82		$29.78		$29.71		$27.49

Total Return
Total investment return based on net asset value (d)*	18.59%	11.07	%†	1.43%		9.29%		34.59%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$906,790		$886,666		$646,424	$701,442	$709,257
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.85%		.86%		.85%	.85%	.85%
Expenses, before waivers/reimbursements	.85%		.86%		.85%	.85%	.85%
Net investment income	.72	%(b)	1.21	%(b)†	.96%	1.14%	1.11%
Portfolio turnover rate	85%		101%		73%	51%	63%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived and reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.002	.01%	.01%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2017, December 31, 2016, December 31, 2015, December 31, 2014 and December 31, 2013 by 0.68%, 0.03%, 0.14%, 0.11% and 0.08%, respectively.

Includes the impact of proceeds received and credited to the Portfolio resulting from a regulatory settlement, which enhanced the Portfolio’s performance for the year ended December 31, 2017 by 0.01%.

See notes to financial statements.

20

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Growth & Income Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Growth & Income Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of AB Growth & Income Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2018

21

2017 Federal Tax Information (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2017. For corporate shareholders, 75.37% of dividends paid qualify for the dividends received deduction.

22

GROWTH & INCOME PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Frank V. Caruso(2), Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by Mr. Frank V. Caruso, a member of the Adviser’s Relative Value Investment Team.

23

GROWTH & INCOME PORTFOLIO
MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 57 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	96	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.## Chairman of the Board 76 (2005)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semiconductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	96	Xilinx, Inc. (programmable logic semiconductors) since 2007

Michael J. Downey,## 74 (2005)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	96	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

24

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

William H. Foulk, Jr.,## 85 (1990)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	96	None

Nancy P. Jacklin,## 69 (2006)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	96	None

Carol C. McMullen,## 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	96	None

25

GROWTH & INCOME PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## 65 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	96	None

Earl D. Weiner,## 78 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	96	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

26

AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS,* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 57	President and Chief Executive Officer	See biography above.

Frank V. Caruso 61	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013. He is also Chief Investment Officer of US Growth Equities.

Emilie D. Wrapp 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2013.

Joseph J. Mantineo 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2013.

Phyllis J. Clarke 57	Controller	Vice President of ABIS**, with which she has been associated since prior to 2013.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2013.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

27

GROWTH & INCOME PORTFOLIO
CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Growth and Income Portfolio (the “Fund”) at a meeting held on May 2-4, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous

28

AB Variable Products Series Fund

factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a peer group and a peer universe, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of

29

GROWTH & INCOME PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AB Variable Products Series Fund

scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

30

VPS-GI-0151-1217

DEC    12.31.17

ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	INTERMEDIATE BOND PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

INTERMEDIATE BOND PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2018

The following is an update of AB Variable Products Series Fund—Intermediate Bond Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2017.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk. The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Portfolio expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Portfolio expects to invest in fixed-income securities with a dollar-weighted average maturity of between three to 10 years and an average duration of three to six years. The Portfolio may invest up to 25% of its net assets in below investment-grade bonds (commonly known as “junk bonds”). The Portfolio may use leverage for investment purposes.

The Portfolio may invest without limit in US dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-US dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed- and emerging-market debt securities.

The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-indexed securities, structured securities, variable, floating and inverse floating-rate instruments, and preferred stock, and may use other investment techniques. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may invest, without limit, in derivatives, such as options, futures contracts, forwards and swaps.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio’s performance compared to its benchmark, the Bloomberg Barclays US Aggregate Bond Index, for the one-, five- and 10-year periods ended December 31, 2017.

During the annual period, all share classes of the Portfolio underperformed the benchmark. Currency selection detracted from relative performance, primarily because of short positions in the Canadian and Australian dollars. Duration and yield-curve positioning were modest detractors. Sector positioning added to returns, primarily because of exposures to credit risk-transfer securities and an underweight to Treasuries. (Credit risk-transfer securities are securitized bonds backed by residential mortgage payments, and are issued by Fannie Mae and Freddie Mac, but do not have a government agency guarantee.) An underweight position in investment-grade corporates and overweight to emerging-market corporate bonds detracted. Although overall security selection had no material impact on performance, there were some positions of note: security selection within investment-grade corporates contributed to returns, while selection in agency mortgages and commercial mortgage-backed securities detracted.

During the annual period, the Portfolio utilized derivatives including currency forwards and options to hedge currency risk and actively manage currency positions. Credit default swaps were utilized for hedging and investment purposes, which had an immaterial impact on absolute performance. Treasury futures, interest rate swaps and interest rate swaptions were utilized to manage duration, country exposure and yield-curve positioning.

MARKET REVIEW AND INVESTMENT STRATEGY

Global bonds generally rallied over the annual period, with political events and central bank action being the main drivers of market performance. US president Donald Trump’s promise of fiscal stimulus and relaxed regulation were treated as positive developments by financial markets. Though uncertainty regarding the administration’s ability to implement meaningful changes rose during the period, markets reacted with enthusiasm when the Tax Cuts and Jobs Act was passed in December. UK prime minister Theresa May’s surprise snap parliamentary election—in an effort to firm up the UK’s mandate going into Brexit negotiations—increased political uncertainty; however, at the end of the period, progress was made as the UK and European Union agreed to move on to the second phase of negotiations. In France, investors were relieved when Emmanuel Macron was elected president, as his pro-EU reformist agenda was seen as more business friendly than the protectionist policies espoused by his opponent. The US Federal Reserve (the “Fed”) raised interest rates three times in 2017, with hikes that were well-telegraphed and universally anticipated by markets. The Fed also formally began its balance-sheet reduction program, while the European Central Bank announced that it would start to taper the pace of its monthly asset purchases in January 2018.

Emerging-market debt rallied in the year, helped by a positive global growth story and increasing oil prices. Emerging-market local-currency government bonds rose, performing in line with investment-grade credit securities and outperforming the positive returns of developed-market treasuries, but lagging the robust returns of global high yield. Developed-market treasury yields were mixed: yields in the US, Canada, UK and Australia flattened, with the short end of the curve rising while longer maturities moved lower. Japanese yields generally ended the period higher. Yield curves in the eurozone moved in different directions.

1

INTERMEDIATE BOND PORTFOLIO
DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The Bloomberg Barclays US Aggregate Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Security Risk: Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Prepayment Risk: The value of mortgage-related or other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some of these securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments

(Disclosures and Risks continued on next page)

2

AB Variable Products Series Fund

associated with these securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

3

INTERMEDIATE BOND PORTFOLIO
HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2017 (unaudited)	1 Year	5 Years[1]	10 Years[1]
Intermediate Bond Portfolio Class A2	3.52%	2.46%	4.46%
Intermediate Bond Portfolio Class B2	3.28%	2.22%	4.21%
Bloomberg Barclays US Aggregate Bond Index	3.54%	2.10%	4.01%
1 Average annual returns.

2   Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2017, by 0.03%.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 1.06% and 1.32% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

INTERMEDIATE BOND PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/2007 TO 12/31/2017 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Intermediate Bond Portfolio Class A shares (from 12/31/2007 to 12/31/2017) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 2-3.

4

INTERMEDIATE BOND PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,009.60	$5.62	1.11%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.61	$5.65	1.11%

Class B
Actual	$1,000	$1,008.80	$6.89	1.36%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.35	$6.92	1.36%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

INTERMEDIATE BOND PORTFOLIO
TOP TEN SECTORS (including derivatives)[1]
December 31, 2017 (unaudited)	AB Variable Products Series Fund

Mortgage Pass-Throughs	21.0%
Corporates—Investment Grade	20.6
Governments—Treasuries[2]	12.6
Asset-Backed Securities	13.2
Commercial Mortgage-Backed Securities[3]	11.1
Agency Discount Notes	5.2
Collateralized Mortgage Obligations	8.1
Inflation-Linked Securities	6.2
Corporates—Non-Investment Grade[3]	3.1
Interest Rate Swaps[4]	2.7

SECTOR BREAKDOWN (excluding derivatives)5

December 31, 2017 (unaudited)

Mortgage Pass-Throughs	18.9%
Corporates—Investment Grade	18.6
Asset-Backed Securities	11.9
Commercial Mortgage-Backed Securities	8.7
Governments—Treasuries	8.5
Collateralized Mortgage Obligations	7.3
Inflation-Linked Securities	5.6
Corporates—Non-Investment Grade	3.2
Agencies	2.7
Emerging Markets—Treasuries	0.8
Quasi-Sovereigns	0.6
Local Governments—US Municipal Bonds	0.5
Emerging Markets—Corporate Bonds	0.2
Preferred Stocks	0.2
Short-Term Investments	12.3

1	All data are as of December 31, 2017. The Portfolio’s sectors include derivative exposure and are expressed as approximate percentages of the Portfolio’s total net assets, based on the Adviser’s internal classification. The percentages will vary over time.

2	Includes Treasury Futures

3	Includes Credit Default Swaps

4	Represents the exposure of the Portfolio’s fixed-rate payments on the Interest Rate Swaps. Interest Rate Swaps involve the exchange by a fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments).

5	All data are as of December 31, 2017. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

6

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2017	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

MORTGAGE PASS-THROUGHS–21.1%
AGENCY FIXED RATE 30-YEAR–17.8%
Federal Home Loan Mortgage Corp. Gold 4.00%, 2/01/46	U.S.$	256	$269,629
Series 2005 5.50%, 1/01/35		88	97,110
Series 2007 5.50%, 7/01/35		24	26,788
Series 2017 4.00%, 7/01/44		202	213,049
Federal National Mortgage Association 3.50%, 1/01/48, TBA		3,716	3,816,739
4.00%, 12/01/40–10/01/43		609	641,522
4.00%, 1/01/48, TBA		1,258	1,315,789
4.50%, 1/01/48, TBA		1,251	1,330,947
Series 2003 5.50%, 4/01/33–7/01/33		82	91,317
Series 2004 5.50%, 4/01/34–11/01/34		73	80,367
Series 2005 5.50%, 2/01/35		87	96,038
Government National Mortgage Association 3.00%, 4/20/46		301	304,108
3.50%, 1/01/48, TBA		1,098	1,135,572
Series 1994 9.00%, 9/15/24		1	1,255

			9,420,230

AGENCY FIXED RATE 15-YEAR–2.4%
Federal National Mortgage Association 2.50%, 7/01/31–1/01/32		1,274	1,273,009

OTHER AGENCY FIXED RATE PROGRAMS–0.9%
Federal National Mortgage Association 4.50%, 11/01/30		431	458,540

Total Mortgage Pass-Throughs (cost $11,123,315)			11,151,779

CORPORATES–INVESTMENT GRADE–20.8%
FINANCIAL INSTITUTIONS–10.9%
BANKING–9.9%
Banco Santander SA 3.50%, 4/11/22		200	203,864
Bank of America Corp. 2.881%, 4/24/23		145	145,261
3.824%, 1/20/28		145	149,987
Series G 3.593%, 7/21/28		85	86,430

	Principal Amount (000)		U.S. $ Value

BNP Paribas SA 3.80%, 1/10/24(a)	U.S.$	200	$206,790
Capital One Financial Corp. 3.30%, 10/30/24		135	134,517
Citigroup, Inc. 3.668%, 7/24/28		290	293,799
Compass Bank 5.50%, 4/01/20		250	262,977
Cooperatieve Rabobank UA 4.375%, 8/04/25		250	264,155
Credit Suisse Group Funding Guernsey Ltd. 3.80%, 6/09/23		265	273,133
Goldman Sachs Group, Inc. (The) 2.35%, 11/15/21		118	116,172
3.75%, 5/22/25		53	54,590
3.85%, 7/08/24		210	217,785
Series D 6.00%, 6/15/20		195	210,666
HSBC Holdings PLC 4.041%, 3/13/28		310	322,809
JPMorgan Chase & Co. 3.22%, 3/01/25		140	140,945
3.54%, 5/01/28		255	258,850
Lloyds Banking Group PLC 4.65%, 3/24/26		200	211,228
Mitsubishi UFJ Financial Group, Inc. 3.85%, 3/01/26		200	207,150
Morgan Stanley 3.591%, 7/22/28		235	237,164
5.625%, 9/23/19		143	150,708
Santander Holdings USA, Inc. 4.40%, 7/13/27(a)		140	143,272
Santander Issuances SAU 3.25%, 4/04/26(a)	EUR	200	263,984
UBS AG/Stamford CT 7.625%, 8/17/22	U.S.$	250	292,852
UBS Group Funding Switzerland AG 4.125%, 9/24/25(a)		200	209,902
US Bancorp Series J 5.30%, 4/15/27(b)		63	68,101
Wells Fargo & Co. 3.069%, 1/24/23		113	114,005

			5,241,096

FINANCE–0.2%
Synchrony Financial 3.95%, 12/01/27		135	134,429

INSURANCE–0.5%
Hartford Financial Services Group, Inc. (The) 5.50%, 3/30/20		31	33,026
Lincoln National Corp. 8.75%, 7/01/19		35	38,148

7

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	U.S.$	35	$59,614
XLIT Ltd. 3.25%, 6/29/47	EUR	100	121,122

			251,910

REITS–0.3%
Host Hotels & Resorts LP Series D 3.75%, 10/15/23	U.S.$	6	6,107
Welltower, Inc. 4.00%, 6/01/25		146	151,034

			157,141

			5,784,576

INDUSTRIAL–9.2%
BASIC–1.1%
Eastman Chemical Co. 3.80%, 3/15/25		50	52,048
Glencore Funding LLC 4.125%, 5/30/23(a)		58	60,060
Mosaic Co. (The) 5.625%, 11/15/43		40	43,298
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(a)		260	263,250
Vale Overseas Ltd. 6.875%, 11/21/36		80	97,840
Yamana Gold, Inc. 4.95%, 7/15/24		81	84,529

			601,025

CAPITAL GOODS–0.2%
Embraer Netherlands Finance BV 5.40%, 2/01/27		85	91,162
General Electric Co. Series D 5.00%, 1/21/21(b)		40	41,301

			132,463

COMMUNICATIONS–MEDIA–0.8%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25		135	143,396
Cox Communications, Inc. 2.95%, 6/30/23(a)		51	50,203
Time Warner Cable LLC 4.125%, 2/15/21		200	205,792

			399,391

COMMUNICATIONS–TELECOMMUNICATIONS–1.3%
AT&T, Inc. 3.40%, 5/15/25		310	305,182
4.125%, 2/17/26		147	150,115
5.15%, 2/14/50		60	60,514

	Principal Amount (000)		U.S. $ Value

Rogers Communications, Inc. 4.00%, 6/06/22	CAD	27	$22,697
Verizon Communications, Inc. 3.50%, 11/01/24	U.S.$	36	36,630
5.50%, 3/16/47		105	119,614

			694,752

CONSUMER CYCLICAL–AUTOMOTIVE–0.5%
General Motors Co. 3.50%, 10/02/18		80	80,766
General Motors Financial Co., Inc. 3.10%, 1/15/19		110	110,769
3.25%, 5/15/18		9	9,035
4.00%, 1/15/25		23	23,682
4.30%, 7/13/25		30	31,244

			255,496

CONSUMER NON–CYCLICAL–1.2%
Becton Dickinson and Co. 3.734%, 12/15/24		40	40,889
Biogen, Inc. 4.05%, 9/15/25		144	152,483
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		2	2,167
Medtronic, Inc. 3.50%, 3/15/25		195	202,613
Teva Pharmaceutical Finance Netherlands III BV 3.15%, 10/01/26		79	64,879
Tyson Foods, Inc. 2.65%, 8/15/19		39	39,177
3.95%, 8/15/24		123	129,221

			631,429

ENERGY–1.7%
Cenovus Energy, Inc. 3.00%, 8/15/22		12	11,918
5.70%, 10/15/19		36	37,854
Ecopetrol SA 5.875%, 5/28/45		57	58,425
Encana Corp. 3.90%, 11/15/21		45	46,238
Enterprise Products Operating LLC 3.70%, 2/15/26		161	164,865
5.20%, 9/01/20		55	58,819
Hess Corp. 4.30%, 4/01/27		109	108,963
Noble Energy, Inc. 3.90%, 11/15/24		107	110,531
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		137	133,401
Sabine Pass Liquefaction LLC 5.00%, 3/15/27		80	85,526

8

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Williams Partners LP 4.125%, 11/15/20	U.S.$	97	$100,417

			916,957

SERVICES–0.5%
Expedia, Inc. 3.80%, 2/15/28		94	90,833
S&P Global, Inc. 4.40%, 2/15/26		127	137,161
Total System Services, Inc. 3.75%, 6/01/23		19	19,439

			247,433

TECHNOLOGY–1.9%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 1/15/24(a)		28	27,852
3.875%, 1/15/27(a)		62	61,165
Dell International LLC/EMC Corp. 5.45%, 6/15/23(a)		160	172,723
6.02%, 6/15/26(a)		31	34,164
Hewlett Packard Enterprise Co. 2.10%, 10/04/19(a)		96	95,276
HP, Inc. 4.65%, 12/09/21		107	113,881
KLA-Tencor Corp. 4.65%, 11/01/24		134	145,347
Lam Research Corp. 2.80%, 6/15/21		39	39,219
Motorola Solutions, Inc. 3.50%, 3/01/23		82	82,569
7.50%, 5/15/25		4	4,830
Seagate HDD Cayman 4.75%, 1/01/25		75	73,626
VMware, Inc. 2.95%, 8/21/22		45	44,895
Western Digital Corp. 7.375%, 4/01/23(a)		89	96,054

			991,601

			4,870,547

UTILITY–0.7%
ELECTRIC–0.7%
Berkshire Hathaway Energy Co. 6.125%, 4/01/36		88	118,018
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/24(a)		200	213,000

			331,018

Total Corporates–Investment Grade (cost $10,573,152)			10,986,141

	Principal Amount (000)		U.S. $ Value

ASSET-BACKED SECURITIES–13.3%
AUTOS–FIXED RATE–6.8%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19	U.S.$	68	$67,764
Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20		259	258,818
AmeriCredit Automobile Receivables Trust Series 2016-4, Class A2A 1.34%, 4/08/20		52	52,221
Series 2017-3, Class A2A 1.69%, 12/18/20		65	64,833
Avis Budget Rental Car Funding AESOP LLC Series 2013-2A, Class A 2.97%, 2/20/20(a)		288	289,933
Series 2016-1A, Class A 2.99%, 6/20/22(a)		100	100,598
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(a)		57	57,127
California Republic Auto Receivables Trust Series 2014-2, Class A4 1.57%, 12/16/19		34	34,451
Chrysler Capital Auto Receivables Trust Series 2015-BA, Class A3 1.91%, 3/16/20(a)		62	62,316
CPS Auto Receivables Trust Series 2013-B, Class A 1.82%, 9/15/20(a)		29	29,453
DT Auto Owner Trust Series 2017-3A, Class A 1.73%, 8/17/20(a)		47	46,861
Enterprise Fleet Financing LLC Series 2015-1, Class A2 1.30%, 9/20/20(a)		8	7,746
Exeter Automobile Receivables Trust Series 2016-3A, Class A 1.84%, 11/16/20(a)		21	20,667
Series 2016-3A, Class D 6.40%, 7/17/23(a)		100	102,484
Series 2017-1A, Class D 6.20%, 11/15/23(a)		100	103,158
Series 2017-2A, Class A 2.11%, 6/15/21(a)		55	55,179
Series 2017-3A, Class A 2.05%, 12/15/21(a)		120	120,150
Series 2017-3A, Class C 3.68%, 7/17/23(a)		60	59,489

9

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21	U.S.$	161	$161,343
Flagship Credit Auto Trust Series 2016-3, Class A1 1.61%, 12/15/19(a)		22	21,624
Series 2016-4, Class D 3.89%, 11/15/22(a)		125	125,364
Series 2017-3, Class A 1.88%, 10/15/21(a)		81	80,837
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(a)		257	257,473
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A1 1.98%, 1/15/22		198	197,090
Series 2016-1, Class A1 1.76%, 2/15/21		131	130,568
Series 2017-1, Class A1 2.07%, 5/15/22		115	114,413
GM Financial Automobile Leasing Trust Series 2015-2, Class A3 1.68%, 12/20/18		67	67,384
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(a)		128	128,352
Harley-Davidson Motorcycle Trust Series 2015-1, Class A3 1.41%, 6/15/20		61	60,442
Hertz Vehicle Financing II LP Series 2015-1A, Class B 3.52%, 3/25/21(a)		115	114,699
Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 8/25/19(a)		485	484,364
Hyundai Auto Lease Securitization Trust Series 2015-B, Class A3 1.40%, 11/15/18(a)		5	4,819
Santander Drive Auto Receivables Trust Series 2016-3, Class A2 1.34%, 11/15/19		18	18,329
Series 2017-3, Class A2 1.67%, 6/15/20		65	64,880
Westlake Automobile Receivables Trust Series 2016-2A, Class A2 1.57%, 6/17/19(a)		18	18,099

			3,583,328

	Principal Amount (000)		U.S. $ Value

OTHER ABS–FIXED RATE–2.9%
Ascentium Equipment Receivables Trust Series 2016-1A, Class A2 1.75%, 11/13/18(a)	U.S.$	5	$5,493
CLUB Credit Trust Series 2017-P1, Class B 3.56%, 9/15/23(a)(c)		100	100,240
Series 2017-P2, Class A 2.61%, 1/15/24(a)(c)		105	104,833
CNH Equipment Trust Series 2014-B, Class A4 1.61%, 5/17/21		87	87,175
Series 2015-A, Class A4 1.85%, 4/15/21		134	133,380
Marlette Funding Trust Series 2016-1A, Class A 3.06%, 1/17/23(a)(c)		26	26,315
Series 2017-1A, Class A 2.827%, 3/15/24(a)(c)		54	54,320
Series 2017-2A, Class A 2.39%, 7/15/24(a)(c)		97	96,839
Series 2017-3A, Class A 2.36%, 12/15/24(a)(c)		94	93,533
Series 2017-3A, Class B 3.01%, 12/15/24(a)(c)		100	99,683
SBA Tower Trust 3.156%, 10/08/20(a)(c)		147	148,102
SoFi Consumer Loan Program LLC Series 2016-2, Class A 3.09%, 10/27/25(a)(c)		63	63,571
Series 2016-3, Class A 3.05%, 12/26/25(a)(c)		69	69,561
Series 2017-1, Class A 3.28%, 1/26/26(a)(c)		64	64,301
Series 2017-2, Class A 3.28%, 2/25/26(a)(c)		77	77,843
Series 2017-3, Class A 2.77%, 5/25/26(a)(c)		87	86,859
Series 2017-4, Class B 3.59%, 5/26/26(a)(c)		130	129,510
Series 2017-5, Class A2 2.78%, 9/25/26(a)(c)		110	108,702

			1,550,260

CREDIT CARDS–FIXED RATE–1.8%
Barclays Dryrock Issuance Trust Series 2015-2, Class A 1.56%, 3/15/21		183	182,855
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		232	232,299

10

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Series 2015-3, Class A 1.74%, 9/15/21	U.S.$	173	$172,782
Series 2016-1, Class A 2.04%, 3/15/22		130	129,940
World Financial Network Credit Card Master Trust Series 2016-B, Class A 1.44%, 6/15/22		137	136,601
Series 2017-B, Class A 1.98%, 6/15/23		110	109,571

			964,048

AUTOS–FLOATING RATE–0.8%
BMW Floorplan Master Owner Trust Series 2015-1A, Class A 1.977% (LIBOR 1 Month + 0.50%), 7/15/20(a)(d)		214	214,441
Wells Fargo Dealer Floorplan Master Note Trust Series 2015-1, Class A 2.001% (LIBOR 1 Month + 0.50%), 1/20/20(d)		227	227,052

			441,493

CREDIT CARDS–FLOATING RATE–0.8%
Discover Card Execution Note Trust Series 2015-A1, Class A1 1.827% (LIBOR 1 Month + 0.35%), 8/17/20(d)		263	263,123
World Financial Network Credit Card Master Trust Series 2015-A, Class A 1.957% (LIBOR 1 Month + 0.48%), 2/15/22(d)		150	150,120

			413,243

HOME EQUITY LOANS–FIXED RATE–0.1%
Credit-Based Asset Servicing & Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33(c)		56	56,749

HOME EQUITY LOANS–FLOATING RATE–0.1%
Asset Backed Funding Certificates Trust Series 2003-WF1, Class A2 2.677% (LIBOR 1 Month + 1.13%), 12/25/32(c)(d)		29	29,003

Total Asset-Backed Securities (cost $7,035,732)			7,038,124

	Principal Amount (000)		U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES–9.7%
NON-AGENCY FIXED RATE CMBS–7.8%
Banc of America Commercial Mortgage Trust Series 2007-5, Class AM 5.772%, 2/10/51(c)	U.S.$	6	$5,977
BHMS Commercial Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(a)		200	200,352
CCUBS Commercial Mortgage Trust Series 2017-C1, Class A4 3.544%, 11/15/50		155	159,279
CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 5/10/58		115	115,561
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(a)		260	265,628
Citigroup Commercial Mortgage Trust Series 2015-GC27, Class A5 3.137%, 2/10/48		144	144,822
Series 2015-GC35, Class A4 3.818%, 11/10/48		55	57,735
Series 2016-C1, Class A4 3.209%, 5/10/49		192	193,646
Series 2016-GC36, Class A5 3.616%, 2/10/49		65	67,304
Commercial Mortgage Trust Series 2013-SFS, Class A1 1.873%, 4/12/35(a)		75	73,219
Series 2014-UBS3, Class A4 3.819%, 6/10/47		130	136,391
Series 2014-UBS5, Class A4 3.838%, 9/10/47		130	136,672
Series 2015-CR24, Class A5 3.696%, 8/10/48		65	67,907
Series 2015-DC1, Class A5 3.35%, 2/10/48		80	81,446
CSAIL Commercial Mortgage Trust Series 2015-C2, Class A4 3.504%, 6/15/57		100	102,436

11

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Series 2015-C3, Class A4 3.718%, 8/15/48	U.S.$	117	$120,881
Series 2015-C4, Class A4 3.808%, 11/15/48		215	224,768
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(a)		235	236,014
GS Mortgage Securities Trust Series 2013-G1, Class A2 3.557%, 4/10/31(a)		136	134,564
JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9, Class AM 5.372%, 5/15/47(c)		37	37,359
Series 2012-C6, Class D 5.136%, 5/15/45(c)		110	109,928
Series 2012-C6, Class E 5.136%, 5/15/45(a)(c)		132	117,299
JPMBB Commercial Mortgage Securities Trust Series 2014-C22, Class XA 0.92%, 9/15/47(e)		2,855	132,059
Series 2015-C30, Class A5 3.822%, 7/15/48		65	68,283
Series 2015-C31, Class A3 3.801%, 8/15/48		195	204,444
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39(c)		40	31,683
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 3/10/49(a)		159	156,608
Morgan Stanley Capital I Trust Series 2016-UB12, Class A4 3.596%, 12/15/49		100	103,651
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/45		112	112,475
Wells Fargo Commercial Mortgage Trust Series 2016-LC25, Class C 4.436%, 12/15/59(c)		85	84,011
Series 2016-NXS6, Class C 4.31%, 11/15/49(c)		100	101,824
WF-RBS Commercial Mortgage Trust Series 2013-C11, Class XA 1.23%, 3/15/45(a)(e)		1,344	66,331
Series 2013-C14, Class A5 3.337%, 6/15/46		132	135,810

	Principal Amount (000)		U.S. $ Value

Series 2014-C20, Class A2 3.036%, 5/15/47	U.S.$	125	$126,291

NON-AGENCY FLOATING RATE CMBS–1.9%			4,112,658

BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 2.25% (LIBOR 1 Month + 1.00%), 11/15/33(a)(c)(d)		185	185,143
BX Trust Series 2017-IMC, Class A 2.527% (LIBOR 1 Month + 1.05%), 10/15/32(a)(d)		135	135,211
Credit Suisse Mortgage Trust Series 2016-MFF, Class D 6.077% (LIBOR 1 Month + 4.60%), 11/15/33(a)(c)(d)		100	101,057
Great Wolf Trust Series 2017-WOLF, Class A 2.477% (LIBOR 1 Month + 0.85%), 9/15/34(a)(d)		93	93,058
JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-SGP, Class A 3.177% (LIBOR 1 Month + 1.70%), 7/15/36(a)(d)		122	122,313
Starwood Retail Property Trust Series 2014-STAR, Class A 2.697% (LIBOR 1 Month + 1.22%), 11/15/27(a)(d)		183	183,145
Waldorf Astoria Boca Raton Trust Series 2016-BOCA, Class A 2.827% (LIBOR 1 Month + 1.35%), 6/15/29(a)(d)		211	211,326

			1,031,253

Total Commercial Mortgage-Backed Securities (cost $5,194,650)			5,143,911

GOVERNMENTS–TREASURIES–9.4%
UNITED STATES–9.4%
U.S. Treasury Bonds 2.75%, 11/15/47		77	77,144
2.875%, 8/15/45–11/15/46		54	54,879
3.00%, 11/15/45–2/15/47		1,978	2,076,824
4.50%, 2/15/36		99	127,447
6.125%, 11/15/27		101	133,857
6.25%, 5/15/30		261	366,347
7.50%, 11/15/24		147	195,189

12

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

U.S. Treasury Notes 1.75%, 11/30/21	U.S.$	1,247	$1,229,659
2.125%, 12/31/22		335	333,639
2.25%, 8/15/27		185	182,398
2.50%, 8/15/23		215	217,956

Total Governments–Treasuries (cost $5,202,984)			4,995,339

COLLATERALIZED MORTGAGE OBLIGATIONS–8.1%
RISK SHARE FLOATING RATE–5.2%
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 8.052% (LIBOR 1 Month + 6.50%), 4/25/26(d)(f)		112	114,230
Bellemeade Re Ltd. Series 2017-1, Class M1 3.252% (LIBOR 1 Month + 1.70%), 10/25/27(a)(d)		137	137,144
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN4, Class M3 6.102% (LIBOR 1 Month + 4.55%), 10/25/24(d)		221	244,148
Series 2014-HQ3, Class M2 4.202% (LIBOR 1 Month + 2.65%), 10/25/24(d)		10	9,982
Series 2015-DNA1, Class M3 4.852% (LIBOR 1 Month + 3.30%), 10/25/27(d)		250	280,068
Series 2015-HQA1, Class M2 4.202% (LIBOR 1 Month + 2.65%), 3/25/28(d)		135	137,740
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C04, Class 1M2 6.452% (LIBOR 1 Month + 4.90%), 11/25/24(d)		154	176,088
Series 2014-C04, Class 2M2 6.552% (LIBOR 1 Month + 5.00%), 11/25/24(d)		51	58,089
Series 2015-C01, Class 1M2 5.852% (LIBOR 1 Month + 4.30%), 2/25/25(d)		73	79,266

	Principal Amount (000)		U.S. $ Value

Series 2015-C01, Class 2M2 6.102% (LIBOR 1 Month + 4.55%), 2/25/25(d)	U.S.$	62	$66,785
Series 2015-C02, Class 1M2 5.552% (LIBOR 1 Month + 4.00%), 5/25/25(d)		90	97,633
Series 2015-C02, Class 2M2 5.552% (LIBOR 1 Month + 4.00%), 5/25/25(d)		102	108,554
Series 2015-C03, Class 1M2 6.552% (LIBOR 1 Month + 5.00%), 7/25/25(d)		112	126,067
Series 2015-C03, Class 2M2 6.552% (LIBOR 1 Month + 5.00%), 7/25/25(d)		93	102,876
Series 2015-C04, Class 1M2 7.252% (LIBOR 1 Month + 5.70%), 4/25/28(d)		137	157,995
Series 2015-C04, Class 2M2 7.102% (LIBOR 1 Month + 5.55%), 4/25/28(d)		128	144,143
Series 2016-C01, Class 1M2 8.302% (LIBOR 1 Month + 6.75%), 8/25/28(d)		160	190,231
Series 2016-C01, Class 2M2 8.502% (LIBOR 1 Month + 6.95%), 8/25/28(d)		92	108,971
Series 2016-C02, Class 1M2 7.552% (LIBOR 1 Month + 6.00%), 9/25/28(d)		130	154,322
Series 2016-C03, Class 2M2 7.452% (LIBOR 1 Month + 5.90%), 10/25/28(d)		148	171,269
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 6.802% (LIBOR 1 Month + 5.25%), 11/25/25(d)(f)		48	54,142
Series 2015-WF1, Class 2M2 7.052% (LIBOR 1 Month + 5.50%), 11/25/25(d)(f)		20	24,177

			2,743,920

13

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

AGENCY FLOATING RATE–1.4%
Federal National Mortgage Association REMICs Series 2011-131, Class ST 4.988% (6.54%-LIBOR 1 Month), 12/25/41(d)(g)	U.S.$	187	$38,159
Series 2012-70, Class SA 4.998% (6.55%-LIBOR 1 Month), 7/25/42(d)(g)		346	73,937
Series 2015-90, Class SL 4.598% (6.15%-LIBOR 1 Month), 12/25/45(d)(g)		380	69,259
Series 2016-77, Class DS 4.448% (6.00%-LIBOR 1 Month), 10/25/46(d)(g)		380	71,441
Series 2017-16, Class SG 4.498% (6.05%-LIBOR 1 Month), 3/25/47(d)(g)		370	73,462
Series 2017-26, Class TS 4.398% (5.95%-LIBOR 1 Month), 4/25/47(d)(g)		345	70,343
Series 2017-62, Class AS 4.598% (6.15%-LIBOR 1 Month), 8/25/47(d)(g)		360	71,395
Series 2017-81, Class SA 4.648% (6.20%-LIBOR 1 Month), 10/25/47(d)(g)		352	73,536
Series 2017-97, Class LS 4.648% (6.20%-LIBOR 1 Month), 12/25/47(d)(g)		364	77,200
Government National Mortgage Association Series 2017-134, Class SE 4.699% (6.20%-LIBOR 1 Month), 9/20/47(d)(g)		297	56,386
Series 2017-65, Class ST 4.649% (6.15%-LIBOR 1 Month), 4/20/47(d)(g)		350	70,487

			745,605

NON-AGENCY FIXED RATE–1.2%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 7/25/35		21	19,736
Series 2005-57CB, Class 4A3 5.50%, 12/25/35		42	37,636
Series 2006-23CB, Class 1A7 6.00%, 8/25/36		26	26,662
Series 2006-24CB, Class A16 5.75%, 6/25/36		78	65,046
Series 2006-28CB, Class A14 6.25%, 10/25/36		54	45,069

	Principal Amount (000)		U.S. $ Value

Series 2006-9T1, Class A1 5.75%, 5/25/36	U.S.$	33	$26,112
Series 2006-J1, Class 1A13 5.50%, 2/25/36		44	40,326
Chase Mortgage Finance Trust Series 2007-S5, Class 1A17 6.00%, 7/25/37		26	23,729
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 3.244%, 5/25/35		50	50,203
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-10, Class 1A8 6.00%, 5/25/36		40	34,605
Series 2006-13, Class 1A19 6.25%, 9/25/36		23	20,366
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36		65	55,159
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 3.78%, 7/25/36		143	127,252
JP Morgan Mortgage Trust Series 2007-S3, Class 1A8 6.00%, 8/25/37		36	31,811
Wells Fargo Mortgage Backed Securities Trust Series 2007-8, Class 2A5 5.75%, 7/25/37		19	19,383

			623,095

NON–AGENCY FLOATING RATE–0.2%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 1.742% (LIBOR 1 Month + 0.19%), 12/25/36(d)		150	93,193
HomeBanc Mortgage Trust Series 2005-1, Class A1 1.802% (LIBOR 1 Month + 0.25%), 3/25/35(d)		54	48,214

			141,407

AGENCY FIXED RATE–0.1%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 1.805%, 5/28/35(c)		50	46,791

Total Collateralized Mortgage Obligations (cost $4,103,808)			4,300,818

14

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

INFLATION–LINKED SECURITIES–6.2%
JAPAN–1.1%
Japanese Government CPI Linked Bond Series 2022 0.10%, 3/10/27	JPY	59,919	$565,840

UNITED STATES–5.1%
U.S. Treasury Inflation Index 0.125%, 4/15/19–4/15/20 (TIPS)	U.S.$	1,210	1,206,775
0.25%, 1/15/25 (TIPS)		652	645,925
0.375%, 7/15/25 (TIPS)		858	859,339

			2,712,039

Total Inflation–Linked Securities (cost $3,306,438)			3,277,879

CORPORATES–NON-INVESTMENT GRADE–3.5%
INDUSTRIAL–2.1%
BASIC–0.2%
NOVA Chemicals Corp. 5.25%, 8/01/23(a)		74	76,210

COMMUNICATIONS–MEDIA–0.3%
CSC Holdings LLC 6.75%, 11/15/21		30	32,177
SFR Group SA 5.375%, 5/15/22(a)	EUR	120	148,396

			180,573

COMMUNICATIONS–TELECOMMUNICATIONS–0.8%
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(a)	GBP	100	140,394
CenturyLink, Inc. Series Y 7.50%, 4/01/24	U.S.$	14	13,974
Sprint Capital Corp. 6.90%, 5/01/19		210	219,257
Windstream Services LLC/Windstream Finance Corp. 6.375%, 8/01/23		80	49,118

			422,743

CONSUMER CYCLICAL–OTHER–0.1%
KB Home 4.75%, 5/15/19		63	64,119

CONSUMER NON-CYCLICAL–0.2%
First Quality Finance Co., Inc. 4.625%, 5/15/21(a)		85	85,507

	Principal Amount (000)		U.S. $ Value

ENERGY–0.4%
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43	U.S.$	68	$49,640
Nabors Industries, Inc. 5.50%, 1/15/23		113	109,739
PDC Energy, Inc. 5.75%, 5/15/26(a)		46	47,108
SM Energy Co. 6.50%, 1/01/23		9	9,177

			215,664

TRANSPORTATION–SERVICES–0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(a)		52	51,499

			1,096,315

FINANCIAL INSTITUTIONS–1.4%
BANKING–1.2%
Bank of America Corp. Series Z 6.50%, 10/23/24(b)		49	55,619
Barclays Bank PLC 6.86%, 6/15/32(a)(b)		29	34,945
Goldman Sachs Group, Inc. (The) Series P 5.00%, 11/10/22(b)		74	73,201
Intesa Sanpaolo SpA Series E 3.928%, 9/15/26(a)	EUR	100	131,514
Lloyds Banking Group PLC 7.50%, 6/27/24(b)	U.S.$	200	226,518
Royal Bank of Scotland Group PLC 2.001% (EURIBOR 3 Month + 2.33%), 3/31/18(a)(b)(d)	EUR	50	59,189
Standard Chartered PLC 2.888% (LIBOR 3 Month + 1.51%), 1/30/27(a)(b)(d)	U.S.$	100	93,829

			674,815

FINANCE–0.2%
Navient Corp. 6.625%, 7/26/21		95	100,338

			775,153

Total Corporates–Non-Investment Grade (cost $1,903,255)			1,871,468

AGENCIES–3.0%
AGENCY DEBENTURES–3.0%
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20 (cost $1,520,451)		1,677	1,583,373

15

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

EMERGING MARKETS–TREASURIES–0.9%
ARGENTINA–0.2%
Argentina POM Politica Monetaria Series POM 27.277% (ARPP7DRR + 0.00%), 6/21/20(d)	ARS	1,745	$100,549

BRAZIL–0.7%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/27	BRL	1,300	387,706

Total Emerging Markets–Treasuries (cost $430,811)			488,255

QUASI-SOVEREIGNS–0.7%
QUASI-SOVEREIGN BONDS–0.7%
CHILE–0.4%
Corp. Nacional del Cobre de Chile 3.625%, 8/01/27(a)	U.S.$	200	200,216

MEXICO–0.3%
Petroleos Mexicanos 4.625%, 9/21/23		120	123,450
6.50%, 3/13/27(a)		50	54,750

			178,200

Total Quasi-Sovereigns (cost $369,963)			378,416

LOCAL GOVERNMENTS–US MUNICIPAL BONDS–0.6%
UNITED STATES–0.6%
State of California Series 2010 7.625%, 3/01/40 (cost $203,076)		200	312,890

EMERGING MARKETS–CORPORATE BONDS–0.3%
INDUSTRIAL–0.3%
CAPITAL GOODS–0.1%
Odebrecht Finance Ltd. 7.125%, 6/26/42(a)		200	60,500

ENERGY–0.2%
Petrobras Global Finance BV 6.125%, 1/17/22		3	3,184
6.25%, 3/17/24		63	66,701

			69,885

Total Emerging Markets–Corporate Bonds (cost $129,328)			130,385

Company	Shares		U.S. $ Value

PREFERRED STOCKS–0.2%
FINANCIAL INSTITUTIONS–0.2%
REITS–0.2%
Sovereign Real Estate Investment Trust 12.00%(a) (cost $87,658)		93	$116,250

	Principal Amount (000)
SHORT-TERM INVESTMENTS–13.6%
AGENCY DISCOUNT NOTE–5.2%
Federal Home Loan Bank Discount Notes Zero Coupon, 1/05/18–2/21/18 (cost $2,766,950)	U.S.$	2,770	2,766,950

GOVERNMENTS–TREASURIES–5.0%
JAPAN–5.0%
Japan Treasury Discount Bill Series 729 Zero Coupon, 4/05/18 (cost $2,646,668)	JPY	300,000	2,663,816

TIME DEPOSIT–3.4%
State Street Time Deposit 0.12%, 1/02/18 (cost $1,793,588)	U.S.$	1,794	1,793,588

Total Short-Term Investments (cost $7,207,206)			7,224,354

TOTAL INVESTMENTS–111.4% (cost $58,391,827)			58,999,382
Other assets less liabilities–(11.4)%			(6,041,100)

NET ASSETS–100.0%			$52,958,282

16

AB Variable Products Series Fund

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at December 31, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 5 Yr (CBT) Futures	59	March 2018	USD	5,900	$6,887,316	$6,853,680	$(33,636)
U.S. Ultra Bond (CBT) Futures	15	March 2018	USD	1,500	2,493,420	2,514,844	21,424

Sold Contracts
10 Yr Mini Japan Government Bond Futures	5	March 2018	JPY	50,000	669,286	669,359	(73)
Euro-BOBL Futures	25	March 2018	EUR	2,500	3,968,964	3,947,804	21,160
U.S. T-Note 2 Yr (CBT) Futures	21	March 2018	USD	4,200	4,502,835	4,496,297	6,538
U.S. T-Note 10 Yr (CBT) Futures	10	March 2018	USD	1,000	1,247,157	1,240,469	6,688

							$22,101

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	BRL	670	USD	202	1/03/18	$555
Bank of America, NA	USD	203	BRL	670	1/03/18	(1,344)
Bank of America, NA	CHF	1,049	USD	1,069	1/22/18	(8,501)
Bank of America, NA	BRL	329	USD	99	2/02/18	116
Citibank, NA	USD	69	KRW	77,116	1/18/18	3,027
Citibank, NA	CZK	34,955	USD	1,618	1/19/18	(24,665)
Citibank, NA	USD	158	RUB	9,632	1/25/18	8,105
Citibank, NA	USD	112	CNY	743	2/07/18	1,780
Citibank, NA	USD	133	PEN	436	2/07/18	1,805
Deutsche Bank AG	BRL	670	USD	207	1/03/18	5,515
Deutsche Bank AG	USD	202	BRL	670	1/03/18	(555)
Goldman Sachs Bank USA	USD	1,625	CZK	34,955	1/19/18	18,347
Goldman Sachs Bank USA	BRL	143	USD	43	2/02/18	75
HSBC Bank USA	USD	102	CNY	679	2/07/18	1,579
HSBC Bank USA	EUR	155	PLN	655	3/09/18	1,061
JPMorgan Chase Bank, NA	TWD	6,441	USD	216	2/07/18	(1,976)
Royal Bank of Scotland PLC	JPY	320,000	USD	2,823	1/25/18	(19,581)
Standard Chartered Bank	USD	149	KRW	163,435	1/18/18	4,264
Standard Chartered Bank	EUR	902	USD	1,072	1/22/18	(12,029)
State Street Bank & Trust Co.	CAD	452	USD	356	1/18/18	(4,230)
State Street Bank & Trust Co.	KRW	240,509	USD	212	1/18/18	(12,996)
State Street Bank & Trust Co.	USD	195	CAD	245	1/18/18	(790)
State Street Bank & Trust Co.	JPY	47,906	USD	424	1/25/18	(1,984)
State Street Bank & Trust Co.	GBP	202	USD	271	2/02/18	(1,616)
State Street Bank & Trust Co.	JPY	17,001	USD	151	2/09/18	302
State Street Bank & Trust Co.	USD	109	MXN	2,085	2/22/18	(4,019)
State Street Bank & Trust Co.	AUD	45	USD	34	3/07/18	(937)
State Street Bank & Trust Co.	NZD	167	USD	115	3/07/18	(2,861)
State Street Bank & Trust Co.	EUR	638	USD	755	3/12/18	(13,400)

						$(64,953)

17

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)		Unrealized Appreciation/ (Depreciation)
GBP	4,950	11/07/19	6 Month LIBOR	0.790%	Semi-Annual/ Semi-Annual	$4,228	$(34)		$4,262
USD	2,580	11/14/19	1.863%	3 Month LIBOR	Semi-Annual/ Quarterly	7,276	–0	–	7,276
SEK	4,830	3/31/22	3 Month STIBOR	0.341%	Quarterly/Annual	1,244	2		1,242
NZD	1,015	3/31/22	3 Month BKBM	2.936%	Quarterly/ Semi-Annual	12,061	–0	–	12,061
GBP	940	11/07/22	1.032%	6 Month LIBOR	Semi-Annual/ Semi-Annual	(1,219)	15		(1,234)
USD	530	1/14/24	2.980%	3 Month LIBOR	Semi-Annual/ Quarterly	(26,487)	–0	–	(26,487)
USD	650	4/28/24	2.817%	3 Month LIBOR	Semi-Annual/ Quarterly	(21,425)	–0	–	(21,425)
USD	740	11/10/25	2.256%	3 Month LIBOR	Semi-Annual/ Quarterly	4,317	–0	–	4,317
USD	80	6/28/26	1.460%	3 Month LIBOR	Semi-Annual/ Quarterly	5,700	–0	–	5,700
USD	175	11/08/26	1.657%	3 Month LIBOR	Semi-Annual/ Quarterly	9,897	–0	–	9,897
USD	200	11/09/26	1.672%	3 Month LIBOR	Semi-Annual/ Quarterly	11,075	–0	–	11,075
USD	105	4/26/27	2.287%	3 Month LIBOR	Semi-Annual/ Quarterly	832	–0	–	832
USD	260	7/12/27	2.355%	3 Month LIBOR	Semi-Annual/ Quarterly	(920)	–0	–	(920)

						$6,579	$(17)		$6,596

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at December 31, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA
Sprint Communications, Inc., 7.000%, 8/15/20, 6/20/19*	(5.00)%	Quarterly	0.82%	USD	98	$(5,893)	$(1,765)	$(4,128)
Sprint Communications, Inc., 7.000%, 8/15/20, 6/20/19*	(5.00)	Quarterly	0.82	USD	112	(6,736)	(2,092)	(4,644)
Citigroup Global Markets, Inc.
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	3	(6)	38	(44)
Credit Suisse International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	330	(626)	4,193	(4,819)

18

AB Variable Products Series Fund

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive		Payment Frequency	Implied Credit Spread at December 31, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.AAA Series 9,9/17/58*	(0.50	) %	Monthly	0.47%	USD	4	$(8)	$37	$(45)
CDX-CMBX.NA.BBB- Series 7, 1/17/47*	(3.00)		Monthly	5.47	USD	350	40,676	22,863	17,813
Deutsche Bank AG
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.47	USD	42	(80)	575	(655)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.47	USD	122	(231)	1,300	(1,531)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.47	USD	408	(774)	4,385	(5,159)
Goldman Sachs International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.47	USD	27	(51)	260	(311)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.47	USD	46	(87)	625	(712)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.47	USD	50	(116)	661	(777)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.47	USD	99	(229)	1,309	(1,538)

Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	6.80	USD	32	(4,663)	(4,437)	(226)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	6.80	USD	60	(8,743)	(8,517)	(226)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	6.80	USD	31	(4,523)	(4,976)	453
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	6.80	USD	52	(7,582)	(8,103)	521
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	6.80	USD	5	(729)	(842)	113
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	6.80	USD	318	(46,365)	(13,602)	(32,763)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	6.80	USD	350	(51,001)	(21,178)	(29,823)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	6.80	USD	94	(13,697)	(6,358)	(7,339)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	6.80	USD	28	(4,080)	(2,024)	(2,056)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	6.80	USD	56	(8,165)	(8,686)	521
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00		Monthly	3.00	USD	135	(5,955)	(2,761)	(3,194)

19

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at December 31, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.80%	USD	132	$(19,235)	$(9,673)	$(9,562)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	85	(12,386)	(7,310)	(5,076)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	8	(1,165)	(980)	(185)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	51	(7,431)	(6,719)	(712)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	28	(4,080)	(3,349)	(731)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	27	(3,935)	(3,228)	(707)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	84	(12,241)	(9,462)	(2,779)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	8	(1,166)	(480)	(686)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	125	(18,215)	(10,405)	(7,810)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	185	(26,957)	(14,787)	(12,170)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	49	(7,140)	(4,427)	(2,713)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	4	(583)	(375)	(208)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	8	(1,165)	(763)	(402)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	8	(1,166)	(826)	(340)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	16	(2,331)	(1,806)	(525)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	41	(5,974)	(5,834)	(140)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	92	(13,406)	(12,753)	(653)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	57	(8,305)	(6,349)	(1,956)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	246	(35,847)	(12,579)	(23,268)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	39	(5,690)	(6,761)	1,071
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	4	(583)	(635)	52
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	28	(4,085)	(4,785)	700
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.80	USD	34	(4,960)	(5,465)	505

20

AB Variable Products Series Fund

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at December 31, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.80%	USD	35	$(5,101)	$(2,581)	$(2,520)

						$(332,811)	$(181,427)	$(151,384)

*	Termination date

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the aggregate market value of these securities amounted to $9,510,966 or 18.0% of net assets.

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at December 31, 2017.

(e)	IO—Interest Only.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.37% of net assets as of December 31, 2017, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 8.052%, 4/25/26	4/29/16	$111,731	$114,230	0.22%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 6.802%, 11/25/25	9/28/15	47,832	54,142	0.10%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 7.052%, 11/25/25	9/28/15	20,384	24,177	0.05%

(g)	Inverse interest only security.

Currency Abbreviations:

ARS—Argentine Peso

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

CZK—Czech Koruna

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NZD—New Zealand Dollar

PEN—Peruvian Sol

PLN—Polish Zloty

RUB—Russian Ruble

SEK—Swedish Krona

TRY—Turkish Lira

TWD—New Taiwan Dollar

USD—United States Dollar

21

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Glossary:

ABS—Asset-Backed Securities

ARPP7DRR—Argentina Central Bank 7-Day Repo Reference Rate

BA—Banker’s Acceptance

BKBM—Bank Bill Benchmark (New Zealand)

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CMBS—Commercial Mortgage-Backed Securities

CPI—Consumer Price Index

EURIBOR—Euro Interbank Offered Rate

LIBOR—London Interbank Offered Rates

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

STIBOR—Stockholm Interbank Offered Rate

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

22

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2017	AB Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $58,391,827)	$58,999,382
Cash collateral due from broker	191,626
Foreign currencies, at value (cost $2,133,757)	2,166,396
Interest receivable	249,792
Receivable for capital stock sold	65,314
Unrealized appreciation on forward currency exchange contracts	46,531
Upfront premiums paid on credit default swaps	36,246
Unrealized appreciation on credit default swaps	21,749
Receivable for variation margin on futures	8,361
Receivable for investment securities sold	7,813

Total assets	61,793,210

LIABILITIES
Due to custodian	5,315
Payable for investment securities purchased	8,148,281
Upfront premiums received on credit default swaps	217,673
Unrealized depreciation on credit default swaps	173,133
Unrealized depreciation on forward currency exchange contracts	111,484
Advisory fee payable	20,281
Administrative fee payable	13,644
Payable for variation margin on exchange traded swaps	7,374
Distribution fee payable	3,156
Payable for capital stock redeemed	1,662
Transfer Agent fee payable	97
Accrued expenses	132,828

Total liabilities	8,834,928

NET ASSETS	$52,958,282

COMPOSITION OF NET ASSETS
Capital stock, at par	$5,030
Additional paid-in capital	51,073,637
Undistributed net investment income	788,345
Accumulated net realized gain on investment and foreign currency transactions	641,790
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	449,480

$52,958,282

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$38,172,191	3,614,560	$10.56
B	$14,786,091	1,415,189	$10.45

See notes to financial statements.

23

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2017	AB Variable Products Series Fund

INVESTMENT INCOME
Interest	$1,775,697
Dividends	11,317
Other income	3,971

1,790,985

EXPENSES
Advisory fee (see Note B)	250,190
Distribution fee—Class B	39,026
Transfer agency—Class A	4,017
Transfer agency—Class B	1,572
Custodian	136,570
Audit and tax	80,220
Administrative	53,914
Directors’ fees	28,561
Legal	27,994
Printing	25,790
Miscellaneous	6,484

Total expenses	654,338

Net investment income	1,136,647

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	331,327
Forward currency exchange contracts	(129,911)
Futures	139,638
Swaps	135,268
Swaptions written	9,636
Foreign currency transactions	(157,397)
Net change in unrealized appreciation/depreciation of:
Investments	619,630
Forward currency exchange contracts	(90,036)
Futures	67,221
Swaps	(177,048)
Swaptions written	(5,271)
Foreign currency denominated assets and liabilities	30,411

Net gain on investment and foreign currency transactions	773,468

Contributions from Affiliates (see Note B)	286

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,910,401

See notes to financial statements.

24

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$1,136,647	$1,592,498
Net realized gain on investment and foreign currency transactions	328,561	725,272
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	444,907	653,981
Contributions from Affiliates (see Note B)	286	–0	–

Net increase in net assets from operations	1,910,401	2,971,751
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(1,298,457)	(1,406,468)
Class B	(477,217)	(466,376)
Net realized gain on investment transactions
Class A	(377,042)	(589,257)
Class B	(150,631)	(215,377)
CAPITAL STOCK TRANSACTIONS
Net decrease	(4,860,694)	(7,317,811)

Total decrease	(5,253,640)	(7,023,538)
NET ASSETS
Beginning of period	58,211,922	65,235,460

End of period (including undistributed net investment income of $788,345 and $1,728,835, respectively)	$52,958,282	$58,211,922

See notes to financial statements.

25

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2017	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Intermediate Bond Portfolio (the “Portfolio”), is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fifteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

26

AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss

27

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2017:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Mortgage Pass-Throughs	$–0	–	$11,151,779		$–0	–	$11,151,779
Corporates—Investment Grade	–0	–	10,986,141		–0	–	10,986,141
Asset-Backed Securities	–0	–	5,628,160		1,409,964		7,038,124
Commercial Mortgage-Backed Securities	–0	–	4,369,630		774,281		5,143,911
Governments—Treasuries	–0	–	4,995,339		–0	–	4,995,339
Collateralized Mortgage Obligations	–0	–	4,254,027		46,791		4,300,818
Inflation-Linked Securities	–0	–	3,277,879		–0	–	3,277,879
Corporates—Non-Investment Grade	–0	–	1,871,468		–0	–	1,871,468
Agencies	–0	–	1,583,373		–0	–	1,583,373
Emerging Markets—Treasuries	–0	–	488,255		–0	–	488,255
Quasi-Sovereigns	–0	–	378,416		–0	–	378,416
Local Governments—US Municipal Bonds	–0	–	312,890		–0	–	312,890
Emerging Markets—Corporate Bonds	–0	–	130,385		–0	–	130,385
Preferred Stocks	–0	–	116,250		–0	–	116,250
Short-Term Investments:
Agency Discount Notes	–0	–	2,766,950		–0	–	2,766,950
Governments—Treasuries	–0	–	2,663,816		–0	–	2,663,816
Time Deposits	–0	–	1,793,588		–0	–	1,793,588

Total Investments in Securities	–0	–	56,768,346		2,231,036		58,999,382
Other Financial Instruments(a):
Assets:
Futures	55,810		–0	–	–0	–	55,810	(b)
Forward Currency Exchange Contracts	–0	–	46,531		–0	–	46,531
Centrally Cleared Interest Rate Swaps	–0	–	56,630		–0	–	56,630	(b)
Credit Default Swaps	–0	–	40,676		–0	–	40,676
Liabilities:
Futures	(33,709)		–0	–	–0	–	(33,709	)(b)
Forward Currency Exchange Contracts	–0	–	(111,484)		–0	–	(111,484)
Centrally Cleared Interest Rate Swaps	–0	–	(50,051)		–0	–	(50,051	)(b)
Credit Default Swaps	–0	–	(373,487)		–0	–	(373,487)

Total(c)	$22,101		$56,377,161		$2,231,036		$58,630,298

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

28

AB Variable Products Series Fund

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments. Exchange-traded swaps with upfront premiums are presented here as market value.

(c)	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Asset-Backed Securities		Commercial Mortgage- Backed Securities		Collateralized Mortgage Obligations
Balance as of 12/31/16	$699,392		$1,500,896		$–0	–
Accrued discounts/(premiums)	56		(379)		–0	–
Realized gain (loss)	3,692		(47,808)		–0	–
Change in unrealized appreciation/depreciation	2,120		43,593		2,335
Purchases/Payups	1,214,552		185,000		–0	–
Sales/Paydowns	(509,848)		(907,021)		–0	–
Transfers in to Level 3	–0	–	–0	–	44,456
Transfers out of Level 3	–0	–	–0	–	–0	–

Balance as of 12/31/17	$1,409,964		$774,281		$46,791

Net change in unrealized appreciation/depreciation from investments held as of 12/31/17(a)	$2,586		$7,769		$2,335

	Total
Balance as of 12/31/16	$2,200,288
Accrued discounts/(premiums)	(323)
Realized gain (loss)	(44,116)
Change in unrealized appreciation/depreciation	48,048
Purchases/Payups	1,399,552
Sales/Paydowns	(1,416,869)
Transfers in to Level 3	44,456	(b)
Transfers out of Level 3	–0	–

Balance as of 12/31/17	$2,231,036

Net change in unrealized appreciation/depreciation from investments held as of 12/31/17(a)	$12,690

(a)	The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) on investments and other financial instruments in the accompanying statement of operations.

(b)	There were de minimis transfers under 1% of net assets during the reporting period.

As of December 31, 2017, all Level 3 securities were priced by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

29

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

30

AB Variable Products Series Fund

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

On November 2, 2017, the Board of Directors of the Fund approved the fee schedule of an amended investment advisory agreement, to be effective on January 30, 2018. The amendment implements an additional advisory fee breakpoint, applicable to Portfolio assets in excess of $8 billion. The revised fee rates are .45% of the first $2.5 billion, .40% of the next $2.5 billion up to $5 billion, .35% of excess over $5 billion up to $8 billion and .30% in excess over $8 billion.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2017, the reimbursement for such services amounted to $53,914.

During the year ended December 31, 2017, the Adviser reimbursed the Portfolio $286 for trading losses incurred due to a trade entry error.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,163 for the year ended December 31, 2017.

Brokerage commissions paid on investment transactions for the year ended December 31, 2017 amounted to $2,254, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2017 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$11,857,464	$14,570,051
U.S. government securities	108,356,611	110,763,868

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$58,391,827

Gross unrealized appreciation	$1,462,192
Gross unrealized depreciation	(840,962)

Net unrealized appreciation	$621,230

31

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2017, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2017, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

32

AB Variable Products Series Fund

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended December 31, 2017, the Portfolio held purchased swaptions for hedging purposes.

During the year ended December 31, 2017, the Portfolio held written swaptions for hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

33

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended December 31, 2017, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same referenced obligations with the same counterparty. As of December 31, 2017, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

34

AB Variable Products Series Fund

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended December 31, 2017, the Portfolio held credit default swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty tables below.

During the year ended December 31, 2017, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$55,810	*	Receivable/Payable for variation margin on futures	$33,709	*
Interest rate contracts	Receivable/Payable for variation margin on exchange traded swaps	56,662	*	Receivable/Payable for variation margin on exchange traded swaps	50,066	*
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	46,531		Unrealized depreciation on forward currency exchange contracts	111,484
Credit contracts	Unrealized appreciation on credit default swaps	21,749		Unrealized depreciation on credit default swaps	173,133

Total		$180,752			$368,392

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

35

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$139,638	$67,221
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(129,911)	(90,036)
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(4,898)	(652)
Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	9,636	(5,271)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	5,424	26,917
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	129,844	(203,965)

Total		$149,733	$(205,786)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2017:

Futures:
Average original value of buy contracts	$11,269,764
Average original value of sale contracts	$8,790,311
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$2,428,634
Average principal amount of sale contracts	$7,483,075
Purchased Swaptions:
Average monthly cost	$4,886	(a)
Swaptions Written:
Average notional amount	$3,430,000	(b)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$12,951,015
Credit Default Swaps:
Average notional amount of buy contracts	$1,126,846
Average notional amount of sale contracts	$2,324,955
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$600,000	(b)
Average notional amount of sale contracts	$698,052	(c)

(a)	Positions were open for two months during the year.

(b)	Positions were open for one month during the year.

(c)	Positions were open for nine months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

36

AB Variable Products Series Fund

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Portfolio as of December 31, 2017. Exchange-traded derivatives are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received*		Security Collateral Received*		Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, NA	$671	$(671)		$–0	–	$–0	–	$–0	–
Citibank, NA	14,717	(14,717)		–0	–	–0	–	–0	–
Credit Suisse International	40,676	(40,676)		–0	–	–0	–	–0	–
Deutsche Bank AG	5,515	(5,515)		–0	–	–0	–	–0	–
Goldman Sachs Bank USA/Goldman Sachs International	18,422	–0	–	–0	–	–0	–	18,422
HSBC Bank USA	2,640	–0	–	–0	–	–0	–	2,640
Standard Chartered Bank	4,264	(4,264)		–0	–	–0	–	–0	–
State Street Bank & Trust Co.	302	(302)		–0	–	–0	–	–0	–

Total	$87,207	$(66,145)		$–0	–	$–0	–	$21,062	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America, NA	$9,845	$(671)		$–0	–	$–0	–	$9,174
Citibank, NA	37,294	(14,717)		–0	–	–0	–	22,577
Citigroup Global Markets, Inc.	26,246	–0	–	–0	–	–0	–	26,246
Credit Suisse International	123,942	(40,676)		–0	–	–0	–	83,266
Deutsche Bank AG	69,234	(5,515)		–0	–	–0	–	63,719
Goldman Sachs Bank USA/Goldman Sachs International	136,545	–0	–	–0	–	–0	–	136,545
JPMorgan Chase Bank, NA	1,976	–0	–	–0	–	–0	–	1,976
Morgan Stanley Capital Services LLC	5,446	–0	–	–0	–	–0	–	5,446
Royal Bank of Scotland PLC	19,581	–0	–	–0	–	–0	–	19,581
Standard Chartered Bank	12,029	(4,264)		–0	–	–0	–	7,765
State Street Bank & Trust Co.	42,833	(302)		–0	–	–0	–	42,531

Total	$484,971	$(66,145)		$–0	–	$–0	–	$418,826	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

37

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

3. TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended December 31, 2017, the Portfolio earned drop income of $137,585 which is included in interest income in the accompanying statement of operations.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Class A
Shares sold	71,422	137,696	$762,494	$1,484,595
Shares issued in reinvestment of dividends and distributions	159,268	183,938	1,675,499	1,995,725
Shares redeemed	(576,733)	(832,622)	(6,173,251)	(9,095,889)

Net decrease	(346,043)	(510,988)	$(3,735,258)	$(5,615,569)

Class B
Shares sold	106,949	143,982	$1,130,081	$1,560,346
Shares issued in reinvestment of dividends and distributions	60,254	63,478	627,848	681,753
Shares redeemed	(272,822)	(366,495)	(2,883,365)	(3,944,341)

Net decrease	(105,619)	(159,035)	$(1,125,436)	$(1,702,242)

At December 31, 2017, certain shareholders of the Portfolio owned 81% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE F: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security.

38

AB Variable Products Series Fund

Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the real value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio’s invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Prepayment Risk—The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of portfolio shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in

39

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2017.

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2017 and December 31, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$1,775,674	$2,677,478
Net long-term capital gains	527,673	–0	–

Total taxable distributions paid	$2,303,347	$2,677,478

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$794,243
Undistributed capital gains	444,890
Other losses	(10,313	)(a)
Unrealized appreciation/(depreciation)	650,795	(b)

Total accumulated earnings/(deficit)	$1,879,615

(a)	As of December 31, 2017, the Portfolio had cumulative deferred loss on straddles of $10,313.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swaps and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2017, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps, foreign currency reclassifications, paydown gain/loss reclassifications, and contributions from Affiliates, resulted in a net decrease in undistributed net investment income, a net increase in accumulated net realized gain on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I: Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

40

INTERMEDIATE BOND PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.65	$10.63	$11.37	$11.22	$12.30

Income From Investment Operations
Net investment income (a)	.23	.28†	.27	.28	.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.14	.23	(.27)	.44	(.59)
Contributions from Affiliates	.00	(b)	–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	.37	.51	–0	–	.72	(.27)

Less: Dividends and Distributions
Dividends from net investment income	(.36)	(.35)	(.40)	(.41)	(.45)
Distributions from net realized gain on investment transactions	(.10)	(.14)	(.34)	(.16)	(.36)

Total dividends and distributions	(.46)	(.49)	(.74)	(.57)	(.81)

Net asset value, end of period	$10.56	$10.65	$10.63	$11.37	$11.22

Total Return
Total investment return based on net asset value (c)	3.52	%*	4.71	%†*	.01	%*	6.48%	(2.16	)%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$38,172	$42,183	$47,554	$56,437	$61,848
Ratio to average net assets of:
Expenses	1.11%	1.06%	.96%	.88%	.77%
Net investment income	2.11%	2.60	%†	2.44%	2.46%	2.74%
Portfolio turnover rate **	216%	156%	230%	262%	217%

See footnote summary on page 42.

41

INTERMEDIATE BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.54	$10.53	$11.26	$11.11	$12.17

Income From Investment Operations
Net investment income (a)	.20	.25†	.24	.25	.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.14	.22	(.26)	.43	(.58)
Contributions from Affiliates	.00	(b)	–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	.34	.47	(.02)	.68	(.29)

Less: Dividends and Distributions
Dividends from net investment income	(.33)	(.32)	(.37)	(.37)	(.41)
Distributions from net realized gain on investment transactions	(.10)	(.14)	(.34)	(.16)	(.36)

Total dividends and distributions	(.43)	(.46)	(.71)	(.53)	(.77)

Net asset value, end of period	$10.45	$10.54	$10.53	$11.26	$11.11

Total Return
Total investment return based on net asset value (c)	3.28	%*	4.36	%†*	(.18	)%*	6.22%	(2.34	)%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,786	$16,029	$17,681	$19,891	$22,450
Ratio to average net assets of:
Expenses	1.36%	1.32%	1.21%	1.13%	1.02%
Net investment income	1.87%	2.36	%†	2.19%	2.21%	2.49%
Portfolio turnover rate **	216%	156%	230%	262%	217%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.03	.28%	.29%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2017, December 31, 2016, December 31, 2015 and December 31, 2013 by 0.03%, 0.03%, 0.03% and 0.02%, respectively.

**	The Portfolio accounts for dollar roll transactions as purchases and sales.

42

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Intermediate Bond Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Intermediate Bond Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of AB Intermediate Bond Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2018

43

INTERMEDIATE BOND PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Michael Canter(2), Vice President Shawn E. Keegan(2), Vice President Douglas J. Peebles(2), Vice President Greg J. Wilensky(2), Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s U.S. Core Fixed Income Investment Team. Messrs. Canter, Keegan, Peebles and Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

44

INTERMEDIATE BOND PORTFOLIO
MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 57 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	96	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 76 (2005)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	96	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,## 74 (2005)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	96	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

45

INTERMEDIATE BOND PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

William H. Foulk, Jr.,## 85 (1990)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	96	None

Nancy P. Jacklin,## 69 (2006)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	96	None

Carol C. McMullen,## 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	96	None

46

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## 65 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	96	None

Earl D. Weiner,## 78 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	96	None

*	The address for the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

47

INTERMEDIATE BOND PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS*, AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 57	President and Chief Executive Officer	See biography above.

Michael Canter 48	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2013. He is also the Director of US Multi-Sector and Securitized Assets.

Shawn E. Keegan 46	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2013.

Douglas J. Peebles 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013. He is also Chief Investment Officer of AB Fixed Income.

Greg J. Wilensky 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013. He is also Director of US Multi-Sector Fixed Income, US Inflation-Linked Fixed Income and Stable Value Investments.

Emilie D. Wrapp 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2013.

Joseph J. Mantineo 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2013.

Phyllis J. Clarke 57	Controller	Vice President of ABIS**, with which she has been associated since prior to 2013.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2013.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

48

INTERMEDIATE BOND PORTFOLIO
CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) approved the continuance of the Company’s Advisory Agreement with the Adviser, as proposed to be amended to add an additional breakpoint to the advisory fee schedule (as so amended, the “Advisory Agreement”), in respect of AB Intermediate Bond Portfolio (the “Fund”) at a meeting held on October 31-November 2, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the proposed advisory fee, in which the Senior Officer concluded that the proposed contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating

49

INTERMEDIATE BOND PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AB Variable Products Series Fund

to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another AB Fund with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions; (iii) must prepare and distribute regulatory and other communications about fund operations; (iv) must service, and be marketed to, retail investors and financial intermediaries; and (v) requires a larger sales support infrastructure. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category

50

AB Variable Products Series Fund

were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

51

VPS-IB-0151-1217

DEC    12.31.17

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	INTERNATIONAL GROWTH PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL GROWTH
PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2018

The following is an update of AB Variable Products Series Fund—International Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2017.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in an international portfolio of equity securities of companies selected by the Adviser for their growth potential within various market sectors. Examples of the types of market sectors in which the Portfolio may invest include, but are not limited to, information technology (which includes telecommunications), health care, financial services, infrastructure, energy and natural resources, and consumer groups.

The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio invests in securities of companies in both developed- and emerging-market countries. Geographic distribution of the Portfolio’s investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation.

The Portfolio may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Portfolio’s portfolio will tend to emphasize investments in larger capitalization companies, although the Portfolio may invest in smaller or medium capitalization companies.

The Portfolio may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio’s performance compared to its primary benchmark, the Morgan Stanley Capital International (“MSCI”) World Index ex-US (net), and the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) ex-US (net) for the one-, five- and 10-year periods ended December 31, 2017.

All class shares of the Portfolio outperformed the benchmark for the annual period ended December 31, 2017. Outperformance relative to the benchmark was mainly attributable to stock selection in, and an overweight to the technology sector. The sector outperformed all others during 2017. Detracting was stock selection in the industrials sector and cash holdings in a rising market. Security selection contributed in Austria and China, and detracted in France and Sweden.

The Portfolio utilized derivatives in the form of currency forwards for hedging purposes, which added to absolute performance for the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

The annual period marked one of the strongest for global stock market performance since the 2008 financial crisis. Equity performance was driven by strong economic data, synchronized global growth and robust corporate earnings. Investor enthusiasm was tempered early in the period by questions around the timeliness of the Trump administration’s pro-growth agenda and concerns regarding the election cycle in Europe. Geopolitical tensions and a significant decline in the price of oil weighed on the market midperiod. However, global growth trends proved strong and oil rallied back to two-and-a-half-year highs, pushing stocks higher, especially in emerging markets. Japanese stocks outperformed, while European equities trailed. In December, tax reform was passed in the US Congress, buoying market sentiment globally.

The Portfolio’s exposures remain focused on secular growth themes, supported by companies with attractive fundamentals. The Portfolio’s Senior Investment Management Team (the “Team”) continues to favor companies with strong organic revenue growth over those that are exposed to more macro-cyclical shifts in the market. The Team has positioned the Portfolio to be ready to take advantage of any market dislocations.

1

INTERNATIONAL GROWTH PORTFOLIO
DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The MSCI World Index ex-US and the MSCI ACWI ex-US are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index ex-US (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US. The MSCI ACWI ex-US (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the US. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

(Disclosures, Risks and Note about Historical Performance continued on next page)

2

AB Variable Products Series Fund

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

3

INTERNATIONAL GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2017 (unaudited)	1 Year	5 Years[1]	10 Years[1]
International Growth Portfolio Class A2	35.02%	6.73%	0.82%
International Growth Portfolio Class B2	34.63%	6.46%	0.57%
Primary benchmark: MSCI World Index ex-US (net)	24.21%	7.46%	1.87%
MSCI ACWI ex-US (net)	27.19%	6.80%	1.84%

1   Average annual returns.

2   Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2017, by 0.01%.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.27% and 1.52% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

INTERNATIONAL GROWTH PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/2007 TO 12/31/2017 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in International Growth Portfolio Class A shares (from 12/31/2007 to 12/31/2017) as compared to the performance of the Portfolio’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 2-3.

4

INTERNATIONAL GROWTH PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,099.70	$6.56	1.24%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.95	$6.31	1.24%

Class B
Actual	$1,000	$1,098.30	$7.88	1.49%
Hypothetical (5% annual return before expenses)	$1,000	$1,017.69	$7.58	1.49%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

INTERNATIONAL GROWTH PORTFOLIO
TEN LARGEST HOLDINGS[1]
December 31, 2017 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Apollo Hospitals Enterprise Ltd.	$2,261,999	3.2%
Siemens AG (REG)	2,243,013	3.1
HDFC Bank Ltd.	2,148,727	3.0
Kingspan Group PLC	2,100,195	2.9
AIA Group Ltd.	1,847,426	2.6
Roche Holding AG	1,830,672	2.6
Partners Group Holding AG	1,760,945	2.5
Vestas Wind Systems A/S	1,753,765	2.4
ams AG	1,703,126	2.4
Schneider Electric SE (Paris)	1,699,848	2.4

	$19,349,716	27.1%

SECTOR BREAKDOWN2

December 31, 2017 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$15,252,921	21.4%
Information Technology	10,267,478	14.4
Industrials	10,098,010	14.2
Consumer Staples	9,591,086	13.4
Health Care	6,948,610	9.8
Consumer Discretionary	5,192,082	7.3
Utilities	3,611,045	5.1
Materials	2,477,407	3.5
Telecommunication Services	2,063,990	2.9
Real Estate	1,278,546	1.8
Short-Term Investments	4,385,996	6.2

Total Investments	$71,167,171	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

6

INTERNATIONAL GROWTH PORTFOLIO
COUNTRY BREAKDOWN[1]
December 31, 2017 (unaudited)	AB Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
India	$8,660,470	12.2%
France	7,018,369	9.9
Japan	5,787,565	8.1
Germany	5,615,692	7.9
Switzerland	5,189,744	7.3
China	4,994,658	7.0
Ireland	4,980,596	7.0
United Kingdom	4,342,377	6.1
Sweden	3,088,746	4.3
Denmark	2,780,874	3.9
Hong Kong	2,206,419	3.1
United States	2,138,715	3.0
Austria	1,703,126	2.4
Other	8,273,824	11.6
Short-Term Investments	4,385,996	6.2

Total Investments	$71,167,171	100.0%

1	All data are as of December 31, 2017. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 2.3% or less in the following countries: Belgium, Brazil, Indonesia, Netherlands, Peru, Philippines and Taiwan.

7

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2017	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–93.6%

FINANCIALS–21.4%
BANKS–9.7%
Credicorp Ltd.	8,020	$1,663,588
HDFC Bank Ltd.	72,450	2,148,727
Svenska Handelsbanken AB–Class A	106,240	1,451,879
Swedbank AB–Class A	67,850	1,636,867

		6,901,061

CAPITAL MARKETS–2.5%
Partners Group Holding AG(a)	2,570	1,760,945

CONSUMER FINANCE–2.0%
Bharat Financial Inclusion Ltd.(b)	92,040	1,442,300

INSURANCE–4.9%
AIA Group Ltd.	217,200	1,847,426
Prudential PLC	64,605	1,654,555

		3,501,981

THRIFTS & MORTGAGE FINANCE–2.3%
Housing Development Finance Corp., Ltd.	61,487	1,646,634

		15,252,921

INFORMATION TECHNOLOGY–14.4%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–2.8%
Halma PLC	55,098	936,179
Horiba Ltd.	17,200	1,035,531

		1,971,710

INTERNET SOFTWARE & SERVICES–3.3%
Alibaba Group Holding Ltd. (Sponsored ADR)(b)	5,030	867,323
Tencent Holdings Ltd.	28,500	1,475,100

		2,342,423

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–8.3%
ams AG(b)	18,800	1,703,126
ASML Holding NV	6,160	1,070,967
Disco Corp.	3,200	709,246
Infineon Technologies AG	45,710	1,244,875
Taiwan Semiconductor Manufacturing Co., Ltd.	160,000	1,225,131

		5,953,345

		10,267,478

INDUSTRIALS–14.1%
BUILDING PRODUCTS–4.3%
Cie de Saint-Gobain	17,990	990,102
Kingspan Group PLC	47,930	2,100,195

		3,090,297

Company	Shares	U.S. $ Value

COMMERCIAL SERVICES & SUPPLIES–1.8%
China Everbright International Ltd.	919,000	$1,311,087

ELECTRICAL EQUIPMENT–4.8%
Schneider Electric SE (Paris)(b)	20,050	1,699,848
Vestas Wind Systems A/S	25,380	1,753,765

		3,453,613

INDUSTRIAL CONGLOMERATES–3.2%
Siemens AG (REG)	16,200	2,243,013

		10,098,010

CONSUMER STAPLES–13.4%
FOOD & STAPLES RETAILING–1.9%
Tsuruha Holdings, Inc.	10,100	1,371,882

FOOD PRODUCTS–6.3%
Glanbia PLC	76,590	1,369,257
Kerry Group PLC–Class A	13,470	1,511,144
Nestle SA (REG)	18,588	1,598,127

		4,478,528

HOUSEHOLD PRODUCTS–3.6%
Reckitt Benckiser Group PLC	12,790	1,193,224
Unicharm Corp.	53,400	1,386,642

		2,579,866

PERSONAL PRODUCTS–1.6%
Godrej Consumer Products Ltd.	74,200	1,160,810

		9,591,086

HEALTH CARE–9.7%
HEALTH CARE EQUIPMENT & SUPPLIES–2.2%
Essilor International Cie Generale d’Optique SA	11,342	1,562,264

HEALTH CARE PROVIDERS & SERVICES–3.2%
Apollo Hospitals Enterprise Ltd.	119,990	2,261,999

LIFE SCIENCES TOOLS & SERVICES–1.0%
Gerresheimer AG	8,890	735,256

PHARMACEUTICALS–3.3%
Roche Holding AG	7,240	1,830,672
Vectura Group PLC(b)	351,400	558,419

		2,389,091

		6,948,610

8

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

CONSUMER DISCRETIONARY–7.3%
AUTO COMPONENTS–5.0%
Aptiv PLC	18,210	$1,544,754
Delphi Technologies PLC(b)	11,320	593,961
Valeo SA	18,930	1,410,110

		3,548,825

HOUSEHOLD DURABLES–1.8%
Panasonic Corp.	88,000	1,284,264

TEXTILES, APPAREL & LUXURY GOODS–0.5%
Crystal International Group Ltd.(b)(c)	371,000	358,993

		5,192,082

UTILITIES–5.1%
MULTI-UTILITIES–1.9%
Suez	77,190	1,356,045

WATER UTILITIES–3.2%
Beijing Enterprises Water Group Ltd.(b)	1,736,000	1,341,148
Cia de Saneamento Basico do Estado de Sao Paulo	88,300	913,852

		2,255,000

		3,611,045

MATERIALS–3.5%
CHEMICALS–3.5%
Chr Hansen Holding A/S	10,950	1,027,109
Umicore SA	30,630	1,450,298

		2,477,407

TELECOMMUNICATION SERVICES–2.9%
DIVERSIFIED TELECOMMUNICATION SERVICES–2.9%
Deutsche Telekom AG (REG)	78,780	1,392,548
Telekomunikasi Indonesia Persero Tbk PT	2,051,500	671,442

		2,063,990

Company		Shares	U.S. $ Value

REAL ESTATE–1.8%
REAL ESTATE MANAGEMENT & DEVELOPMENT–1.8%
SM Prime Holdings, Inc.		1,702,000	$1,278,546

Total Common Stocks (cost $49,557,430)			66,781,175

		Principal Amount (000)
SHORT-TERM INVESTMENTS–6.2%
TIME DEPOSIT–6.2%
State Street Time Deposit 0.12%, 1/02/18 (cost $4,385,996)	U.S.$	4,386	4,385,996

Total Investments Before Security Lending Collateral for Securities Loaned–99.8% (cost $53,943,426)			71,167,171

		Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–2.4%
INVESTMENT COMPANIES–2.4%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.12%(d)(e)(f) (cost $1,756,788)		1,756,788	1,756,788

TOTAL INVESTMENTS–102.2% (cost $55,700,214)			72,923,959
Other assets less liabilities–(2.2)%			(1,599,072)

NET ASSETS–100.0%			$71,324,887

9

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	BRL	880	USD	266	1/03/18	$449
Bank of America, NA	BRL	1,265	USD	381	1/03/18	(333)
Bank of America, NA	USD	648	BRL	2,145	1/03/18	(1,779)
Bank of America, NA	USD	589	RUB	35,245	1/25/18	20,293
Bank of America, NA	USD	265	BRL	880	2/02/18	(309)
Bank of America, NA	CNY	5,041	USD	754	2/07/18	(18,712)
Bank of America, NA	INR	62,017	USD	946	3/12/18	(19,040)
Bank of America, NA	USD	401	INR	25,921	3/12/18	2,415
Barclays Bank PLC	USD	1,086	CNY	7,222	2/07/18	20,296
Barclays Bank PLC	CHF	903	USD	913	2/14/18	(16,126)
Barclays Bank PLC	USD	538	GBP	401	2/14/18	3,746
Barclays Bank PLC	USD	588	TWD	17,474	3/08/18	5,644
Barclays Bank PLC	INR	56,854	USD	867	3/12/18	(17,694)
Citibank, NA	EUR	1,913	USD	2,266	2/14/18	(35,166)
Citibank, NA	USD	2,517	AUD	3,289	2/14/18	49,033
Citibank, NA	USD	522	AUD	668	2/14/18	(802)
Citibank, NA	USD	5,071	JPY	572,042	2/14/18	16,140
Citibank, NA	USD	1,042	ZAR	15,236	2/14/18	181,191
Credit Suisse International	BRL	2,145	USD	648	1/03/18	1,779
Credit Suisse International	USD	663	BRL	2,145	1/03/18	(16,842)
Credit Suisse International	USD	2,532	KRW	2,835,083	1/18/18	124,880
Credit Suisse International	SEK	7,930	USD	948	2/14/18	(21,173)
Credit Suisse International	USD	719	GBP	534	2/14/18	3,240
Credit Suisse International	INR	366,116	USD	5,528	3/12/18	(171,422)
Deutsche Bank AG	USD	3,899	CAD	4,945	2/14/18	37,130
JPMorgan Chase Bank, NA	EUR	685	USD	811	2/14/18	(12,525)
JPMorgan Chase Bank, NA	USD	757	HKD	5,910	2/14/18	(43)
Royal Bank of Scotland PLC	EUR	1,159	USD	1,364	2/14/18	(30,365)
Royal Bank of Scotland PLC	USD	2,520	GBP	1,906	2/14/18	56,684
Standard Chartered Bank	USD	121	KRW	137,035	1/18/18	7,400
Standard Chartered Bank	USD	537	MXN	10,410	2/14/18	(11,505)
Standard Chartered Bank	USD	165	TWD	4,948	3/08/18	2,539
State Street Bank & Trust Co.	CAD	234	USD	183	2/14/18	(3,665)
State Street Bank & Trust Co.	CHF	288	USD	293	2/14/18	(3,002)
State Street Bank & Trust Co.	EUR	4,258	USD	5,010	2/14/18	(111,732)
State Street Bank & Trust Co.	GBP	122	USD	161	2/14/18	(3,539)
State Street Bank & Trust Co.	HKD	6,085	USD	781	2/14/18	1,852
State Street Bank & Trust Co.	JPY	52,752	USD	472	2/14/18	2,768
State Street Bank & Trust Co.	JPY	39,712	USD	352	2/14/18	(1,496)
State Street Bank & Trust Co.	SEK	6,485	USD	776	2/14/18	(16,888)
State Street Bank & Trust Co.	USD	280	AUD	369	2/14/18	8,177
State Street Bank & Trust Co.	USD	142	CAD	182	2/14/18	2,812
State Street Bank & Trust Co.	USD	1,776	EUR	1,498	2/14/18	25,512
State Street Bank & Trust Co.	USD	331	GBP	249	2/14/18	6,031
State Street Bank & Trust Co.	USD	22	HKD	175	2/14/18	(5)
State Street Bank & Trust Co.	USD	255	JPY	28,833	2/14/18	901
State Street Bank & Trust Co.	USD	1,033	JPY	115,538	2/14/18	(5,323)
State Street Bank & Trust Co.	USD	293	NOK	2,374	2/14/18	(3,752)

						$57,674

10

AB Variable Products Series Fund

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the market value of this security amounted to $358,993 or 0.5% of net assets.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

RUB—Russian Ruble

SEK—Swedish Krona

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

ADR—American Depositary Receipt

REG—Registered Shares

See notes to financial statements.

11

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2017	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $53,943,426)	$71,167,171	(a)
Affiliated issuers (cost $1,756,788—investment of cash collateral for securities loaned)	1,756,788
Foreign currencies, at value (cost $63,269)	64,046
Unrealized appreciation on forward currency exchange contracts	580,912
Dividends and interest receivable	149,896
Receivable for capital stock sold	105,876

Total assets	73,824,689

LIABILITIES
Payable for collateral received on securities loaned	1,756,788
Unrealized depreciation on forward currency exchange contracts	523,238
Advisory fee payable	44,911
Payable for investment securities purchased and foreign currency transactions	35,405
Administrative fee payable	13,617
Distribution fee payable	8,618
Payable for capital stock redeemed	7,079
Transfer Agent fee payable	97
Accrued expenses and other liabilities	110,049

Total liabilities	2,499,802

NET ASSETS	$71,324,887

COMPOSITION OF NET ASSETS
Capital stock, at par	$3,108
Additional paid-in capital	53,813,435
Undistributed net investment income	270,908
Accumulated net realized loss on investment and foreign currency transactions	(45,898)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	17,283,334

	$71,324,887

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$30,318,370	1,309,800	$23.15
B	$41,006,517	1,798,166	$22.80

(a)	Includes securities on loan with a value of $1,672,555 (see Note E).

See notes to financial statements.

12

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2017	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $94,062)	$1,008,222
Affiliated issuers	3,150
Interest	3,637
Securities lending income	5,810
Other income	3,370

1,024,189

EXPENSES
Advisory fee (see Note B)	501,404
Distribution fee—Class B	95,168
Transfer agency—Class A	2,408
Transfer agency—Class B	3,182
Custodian	95,767
Audit and tax	66,037
Administrative	53,558
Printing	38,752
Directors’ fees	28,561
Legal	28,006
Miscellaneous	12,301

Total expenses	925,144
Less: expenses waived and reimbursed by the Adviser (see Note E)	(663)

Net expenses	924,481

Net investment income	99,708

REALIZED AND UNREALIZED GAIN ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	11,940,413
Forward currency exchange contracts	(208,347)
Foreign currency transactions	30,868
Net change in unrealized appreciation/depreciation of:
Investments(a)	7,074,701
Forward currency exchange contracts	401,112
Foreign currency denominated assets and liabilities	27,902

Net gain on investment and foreign currency transactions	19,266,649

NET INCREASE IN NET ASSETS FROM OPERATIONS	$19,366,357

(a)	Net of increase in accrued foreign capital gains taxes of $434.

See notes to financial statements.

13

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$99,708	$311,652
Net realized gain on investment and foreign currency transactions	11,762,934	913,421
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	7,503,715	(5,935,975)

Net increase (decrease) in net assets from operations	19,366,357	(4,710,902)
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(329,359)	–0	–
Class B	(356,101)	–0	–
CAPITAL STOCK TRANSACTIONS
Net decrease	(6,244,113)	(10,057,214)

Total increase (decrease)	12,436,784	(14,768,116)
NET ASSETS
Beginning of period	58,888,103	73,656,219

End of period (including undistributed net investment income of $270,908 and $936,774, respectively)	$71,324,887	$58,888,103

See notes to financial statements.

14

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2017	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB International Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fifteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

15

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2017:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Financials	$1,663,588		$13,589,333		$–0	–	$15,252,921
Information Technology	867,323		9,400,155		–0	–	10,267,478
Industrials	–0	–	10,098,010		–0	–	10,098,010
Consumer Staples	2,880,401		6,710,685		–0	–	9,591,086
Health Care	558,419		6,390,191		–0	–	6,948,610
Consumer Discretionary	2,497,708		2,694,374		–0	–	5,192,082
Utilities	913,852		2,697,193		–0	–	3,611,045
Materials	1,027,109		1,450,298		–0	–	2,477,407
Telecommunication Services	–0	–	2,063,990		–0	–	2,063,990
Real Estate	1,278,546		–0	–	–0	–	1,278,546
Short-Term Investments	–0	–	4,385,996		–0	–	4,385,996
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,756,788		–0	–	–0	–	1,756,788

Total Investments in Securities	13,443,734		59,480,225	(a)	–0	–	72,923,959

16

AB Variable Products Series Fund

	Level 1		Level 2	Level 3		Total
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	$–0	–	$580,912	$–0	–	$580,912
Liabilities:
Forward Currency Exchange Contracts	–0	–	(523,238)	–0	–	(523,238)

Total(c)(d)	$13,443,734		$59,537,899	$–0	–	$72,981,633

(a)	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)	There were deminimis transfers under 1% of net assets from Level 1 to Level 2 during the reporting period.

(d)	An amount of $1,905,351 was transferred from Level 2 to Level 1 as the above mentioned foreign equity fair valuation by the third party vendor was not applied during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

17

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2017, the reimbursement for such services amounted to $53,558.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,163 for the year ended December 31, 2017.

Brokerage commissions paid on investment transactions for the year ended December 31, 2017 amounted to $56,705, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

18

AB Variable Products Series Fund

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2017 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$32,509,071		$40,678,122
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$55,746,113

Gross unrealized appreciation	$18,371,476
Gross unrealized depreciation	(1,183,644)

Net unrealized appreciation	$17,187,832

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2017, the Portfolio held forward currency exchange contracts for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

19

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty table below.

During the year ended December 31, 2017, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$580,912	Unrealized depreciation on forward currency exchange contracts	$523,238

Total		$580,912		$523,238

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$(208,347)	$401,112

Total		$(208,347)	$401,112

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2017:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$20,926,204
Average principal amount of sale contracts	$16,310,914

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Portfolio as of December 31, 2017. Exchange-traded derivatives are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, NA	$23,157	$(23,157)	$–0	–	$–0	–	$–0	–
Barclays Bank PLC	29,686	(29,686)	–0	–	–0	–	–0	–
Citibank, NA	246,364	(35,968)	–0	–	–0	–	210,396
Credit Suisse International	129,899	(129,899)	–0	–	–0	–	–0	–
Deutsche Bank AG	37,130	–0	–	–0	–	–0	–	37,130
Royal Bank of Scotland PLC	56,684	(30,365)	–0	–	–0	–	26,319
Standard Chartered Bank	9,939	(9,939)	–0	–	–0	–	–0	–
State Street Bank & Trust Co.	48,053	(48,053)	–0	–	–0	–	–0	–

Total	$580,912	$(307,067)	$–0	–	$–0	–	$273,845	^

20

AB Variable Products Series Fund

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America, NA	$40,173	$(23,157)	$–0	–	$–0	–	$17,016
Barclays Bank PLC	33,820	(29,686)	–0	–	–0	–	4,134
Citibank, NA	35,968	(35,968)	–0	–	–0	–	–0	–
Credit Suisse International	209,437	(129,899)	–0	–	–0	–	79,538
JPMorgan Chase Bank, NA	12,568	–0	–	–0	–	–0	–	12,568
Royal Bank of Scotland PLC	30,365	(30,365)	–0	–	–0	–	–0	–
Standard Chartered Bank	11,505	(9,939)	–0	–	–0	–	1,566
State Street Bank & Trust Co.	149,402	(48,053)	–0	–	–0	–	101,349

Total	$523,238	$(307,067)	$–0	–	$–0	–	$216,171	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2017, the Portfolio had securities on loan with a value of $1,672,555 and had received cash collateral which has been invested into AB Government Money Market Portfolio of $1,756,788. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $5,810 and $3,150 from the borrowers and AB Government Money Market Portfolio, respectively, for the year ended December 31, 2017; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Portfolio in the AB Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of AB Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2017, such waiver

21

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

amounted to $663. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

A summary of the Portfolio transactions in shares of AB Government Money Market Portfolio for the year ended December 31, 2017 is as follows:

Market Value 12/31/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/17 (000)
$2,304	$13,872	$14,419	$1,757

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2017	Year Ended December 31, 2016
Class A
Shares sold	97,457	49,300		$2,078,227	$888,299
Shares issued in reinvestment of dividends	15,198	–0	–	329,359	–0	–
Shares redeemed	(304,481)	(325,011)		(6,242,518)	(5,899,125)

Net decrease	(191,826)	(275,711)		$(3,834,932)	$(5,010,826)

Class B
Shares sold	523,356	234,251		$10,934,597	$4,158,386
Shares issued in reinvestment of dividends	16,664	–0	–	356,101	–0	–
Shares redeemed	(663,245)	(518,336)		(13,699,879)	(9,204,774)

Net decrease	(123,225)	(284,085)		$(2,409,181)	$(5,046,388)

At December 31, 2017, certain shareholders of the Portfolio owned 78% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the

22

AB Variable Products Series Fund

Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2017.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2017 and December 31, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$685,460	$–0	–

Total taxable distributions paid	$685,460	$–0	–

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$318,597
Undistributed capital gains	$–0	–(a)
Unrealized appreciation/(depreciation)	17,189,747	(b)

Total accumulated earnings/(deficit)	$17,508,344

(a)	During the fiscal year, the Portfolio utilized $11,590,202 of capital loss carry forwards to offset current year net realized gains. The Portfolio also had $20,876,851 of capital loss carryforwards expire during the fiscal year.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2017, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the tax treatment of passive foreign investment companies (PFICs), foreign currency reclassifications, and the expiration of capital loss carryforwards resulted in a net decrease in undistributed net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

23

INTERNATIONAL GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2017	2016	2015	2014	2013
Net asset value, beginning of period	$17.34	$18.62	$19.04	$19.27	$17.13

Income From Investment Operations
Net investment income (a)	.06	(b)	.11	(b)†	.15	.24	.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	6.00	(1.39)	(.50)	(.47)	2.11
Contributions from Affiliates	–0	–	–0	–	–0	–	.00	(c)	–0	–

Net increase (decrease) in net asset value from operations	6.06	(1.28)	(.35)	(.23)	2.32

Less: Dividends
Dividends from net investment income	(.25)	–0	–	(.07)	–0	–	(.18)

Net asset value, end of period	$23.15	$17.34	$18.62	$19.04	$19.27

Total Return
Total investment return based on net asset value (d)	35.02	%*	(6.87	)%†*	(1.87)%	(1.19)%	13.60%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30,318	$26,045	$33,090	$38,924	$102,467
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.24%	1.27%	1.11%	1.07%	.94%
Expenses, before waivers/reimbursements	1.24%	1.27%	1.11%	1.07%	.94%
Net investment income	.30	%(b)	.60	%(b)†	.78%	1.20%	1.15%
Portfolio turnover rate	52%	52%	17%	29%	31%

See footnote summary on page 25.

24

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2017	2016	2015	2014	2013
Net asset value, beginning of period	$17.09	$18.39	$18.81	$19.08	$16.96

Income From Investment Operations
Net investment income (a)	.01	(b)	.07	(b)†	.10	.20	.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.90	(1.37)	(.51)	(.47)	2.09
Contributions from Affiliates	–0	–	–0	–	–0	–	.00	(c)	–0	–

Net increase (decrease) in net asset value from operations	5.91	(1.30)	(.41)	(.27)	2.25

Less: Dividends
Dividends from net investment income	(.20)	–0	–	(.01)	–0	–	(.13)

Net asset value, end of period	$22.80	$17.09	$18.39	$18.81	$19.08

Total Return
Total investment return based on net asset value (d)	34.63	%*	(7.07	)%†*	(2.17)%	(1.41)%	13.32%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$41,007	$32,843	$40,566	$47,884	$54,643
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.49%	1.52%	1.36%	1.36%	1.19%
Expenses, before waivers/reimbursements	1.49%	1.52%	1.36%	1.36%	1.19%
Net investment income	.04	%(b)	.37	%(b)†	.52%	1.02%	.92%
Portfolio turnover rate	52%	52%	17%	29%	31%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived and reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended December 31, 2016 the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.04	.22%	.23%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2017 and December 31, 2016 by 0.01% and 0.09%, respectively.

See notes to financial statements.

25

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB International Growth Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB International Growth Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of AB International Growth Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2018

26

2017 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Portfolio for the taxable year ended December 31, 2017.

The Portfolio intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended December 31, 2017, $73,059 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $915,246.

27

INTERNATIONAL GROWTH
PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Daniel C. Roarty(2), Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Global Growth and Thematic Investment Team. Mr. Roarty is the investment professional with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

28

INTERNATIONAL GROWTH PORTFOLIO
MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 57 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	96	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 76 (2005)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership experience and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	96	Xilinx, Inc. (programmable logic semi-conductors) since 2007

29

INTERNATIONAL GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 74 (2005)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	96	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

William H. Foulk, Jr., ## 85 (1990)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	96	None

Nancy P. Jacklin, ## 69 (2006)	Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	96	None

30

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen, ## 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	96	None

Garry L. Moody, ## 65 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	96	None

Earl D. Weiner, ## 78 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	96	None

*	The address for the Portfolio’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

31

INTERNATIONAL GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 57	President and Chief Executive Officer	See biography above.

Daniel C. Roarty 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013. He is also Chief Investment Officer of Thematic and Sustainable Equities.

Emilie D. Wrapp 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2013.

Joseph J. Mantineo 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2013.

Phyllis J. Clarke 57	Controller	Vice President of ABIS**, with which she has been associated since prior to 2013.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2013.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

32

INTERNATIONAL GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB International Growth Portfolio (the “Fund”) at a meeting held on May 2-4, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts

33

INTERNATIONAL GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AB Variable Products Series Fund

for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a peer group and a peer universe, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another AB Fund with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

34

AB Variable Products Series Fund

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

35

VPS-IG-0151-1217

DEC    12.31.17

ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	INTERNATIONAL VALUE PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL VALUE PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2018

The following is an update of AB Variable Products Series Fund—International Value Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2017.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed- and emerging-market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging-market countries worldwide. Under normal market conditions, the Portfolio invests significantly, at least 40%—unless market conditions are not deemed favorable by the Adviser, in securities of non-US companies. In addition, the Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Portfolio invests in companies that are determined by the Adviser to be undervalued, using a fundamental value approach. In selecting securities for the Portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments. The Portfolio may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities”, and enter into forward commitments.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index (net), for the one-, five- and 10-year periods ended December 31, 2017.

During the annual period, all share classes of the Portfolio outperformed the benchmark. Security selection was the primary driver of relative returns, as gains from selection within the financials, transportation, energy and technology sectors outweighed losses from selection within industrials and health care. Country selection (a result of bottom-up security analysis combined with fundamental research) also contributed because of overweights to Japan, Korea and China, while an overweight to Russia was negative. Sector selection detracted, as losses from an overweight to telecommunications outweighed gains from an overweight to technology and underweight to health care.

The Portfolio used derivatives in the form of forwards for hedging and investment purposes, which added to absolute returns during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

International equities advanced over the annual period ended December 31, 2017. Stocks gained on strong economic data and global growth. However, investor enthusiasm was tempered early on by questions around the timeliness of the US administration’s pro-growth agenda and concerns regarding the election cycle in Europe. A significant decline in the price of oil and geopolitical tensions weighed on the market midperiod. However, global growth trends proved strong and oil rallied back to two-and-a-half year highs, pushing stocks higher, especially in emerging markets. Japanese stocks outperformed, while European equities trailed. In December, tax reform passed in the US, buoying market sentiment globally.

Central bank actions were important during the period, as the US Federal Reserve continued its process of monetary policy normalization and other central banks followed suit; the European Central Bank announced plans to begin tapering the pace of its monthly asset purchases and the Bank of England hiked rates for the first time in more than a decade. Other central banks in Europe and emerging markets generally maintained an easing bias, as global inflation remained low.

1

AB Variable Products Series Fund

The Portfolio’s Senior Investment Management Team (the “Team”) has continued to identify opportunities against a changing market backdrop. The Team has flexibility to adjust the Portfolio’s positions in real time when warranted, and to maintain conviction through short-term volatility. As markets face new uncertainties, the Team believes that this disciplined approach is the best way to capture the long-term potential for equities.

2

INTERNATIONAL VALUE PORTFOLIO
DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The MSCI EAFE Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net; free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after the deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as value, may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: When the Portfolio borrows money or otherwise leverages its portfolio, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

(Disclosures and Risks continued on next page)

3

DISCLOSURES AND RISKS
(continued)	AB Variable Products Series Fund

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

INTERNATIONAL VALUE PORTFOLIO
HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2017 (unaudited)	1 Year	5 Years[1]	10 Years[1]
International Value Portfolio Class A2	25.42%	8.11%	-1.04%
International Value Portfolio Class B2	25.09%	7.85%	-1.29%
MSCI EAFE Index (net)	25.03%	7.90%	1.94%

1   Average annual returns.

2   Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2017, by 0.01%.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.86% and 1.11% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

INTERNATIONAL VALUE PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/2007 to 12/31/2017 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in the International Value Portfolio Class A shares (from 12/31/2007 to 12/31/2017) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

5

INTERNATIONAL VALUE PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,090.00	$4.48	0.85%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.92	$4.33	0.85%

Class B
Actual	$1,000	$1,088.80	$5.79	1.10%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.66	$5.60	1.10%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

INTERNATIONAL VALUE PORTFOLIO
TEN LARGEST HOLDINGS[1]
December 31, 2017 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Royal Dutch Shell PLC—Class A	$18,753,726	3.9%
Nippon Telegraph & Telephone Corp.	16,577,161	3.4
British American Tobacco PLC	15,655,207	3.2
BT Group PLC	12,558,373	2.6
Yahoo Japan Corp.	11,606,746	2.4
Japan Airlines Co., Ltd.	10,818,440	2.2
Airbus SE	10,737,741	2.2
Credit Suisse Group AG (REG)	10,675,154	2.2
Mitsubishi UFJ Financial Group, Inc.	10,627,277	2.2
Sanofi	10,378,382	2.1

	$128,388,207	26.4%

SECTOR BREAKDOWN2

December 31, 2017 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$88,832,678	18.4%
Consumer Discretionary	71,459,641	14.8
Consumer Staples	52,733,220	10.9
Materials	52,108,698	10.8
Telecommunication Services	49,820,625	10.3
Industrials	48,591,818	10.1
Information Technology	47,377,531	9.8
Energy	38,559,568	8.0
Health Care	26,066,963	5.4
Utilities	4,554,021	0.9
Real Estate	2,683,015	0.6
Short-Term Investments	192,897	0.0

Total Investments	$482,980,675	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

7

INTERNATIONAL VALUE PORTFOLIO
COUNTRY BREAKDOWN[1]
December 31, 2017 (unaudited)	AB Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Japan	$150,499,463	31.2%
United Kingdom	78,011,742	16.2
France	49,488,708	10.2
Germany	23,328,740	4.8
Norway	22,460,982	4.7
Australia	20,057,495	4.2
South Korea	17,877,269	3.7
Canada	17,525,977	3.6
Hong Kong	14,385,778	3.0
Denmark	13,859,561	2.9
Finland	13,455,447	2.8
China	11,810,800	2.4
Switzerland	10,675,154	2.2
Other	39,350,662	8.1
Short-Term Investments	192,897	0.0

Total Investments	$482,980,675	100.0%

1	All data are as of December 31, 2017. The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 1.8% or less in the following countries: Argentina, Austria, Brazil, Israel, Netherlands, Portugal and Spain.

8

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2017	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.4%

FINANCIALS–18.3%
BANKS–12.0%
Australia & New Zealand Banking Group Ltd.	205,590	$4,586,516
Barclays PLC	2,187,860	5,988,982
BNP Paribas SA	119,790	8,911,007
BOC Hong Kong Holdings Ltd.	1,498,000	7,570,552
DNB ASA	374,690	6,936,038
Erste Group Bank AG(a)	205,600	8,909,789
KB Financial Group, Inc.	80,120	4,741,750
Mitsubishi UFJ Financial Group, Inc.	1,460,200	10,627,277

		58,271,911

CAPITAL MARKETS–2.2%
Credit Suisse Group AG (REG)(a)	598,527	10,675,154

CONSUMER FINANCE–1.0%
Hitachi Capital Corp.	193,600	4,854,892

INSURANCE–3.1%
Allianz SE (REG)	43,680	9,996,067
PICC Property & Casualty Co., Ltd.–Class H	2,628,000	5,034,654

		15,030,721

		88,832,678

CONSUMER DISCRETIONARY–14.7%
AUTO COMPONENTS–4.2%
Faurecia	98,930	7,710,113
Hankook Tire Co., Ltd.(a)	94,604	4,819,833
Magna International, Inc. (New York)–Class A	140,470	7,960,435

		20,490,381

AUTOMOBILES–3.4%
Honda Motor Co., Ltd.	231,600	7,903,929
Peugeot SA	363,930	7,391,862
Subaru Corp.	31,600	1,001,967

		16,297,758

HOUSEHOLD DURABLES–3.1%
Nikon Corp.	259,400	5,219,961
Panasonic Corp.	686,300	10,015,798

		15,235,759

LEISURE PRODUCTS–1.0%
Amer Sports Oyj(a)	176,470	4,884,377

TEXTILES, APPAREL & LUXURY GOODS–3.0%
HUGO BOSS AG	65,660	5,571,784
Pandora A/S	82,610	8,979,582

		14,551,366

		71,459,641

Company	Shares	U.S. $ Value

CONSUMER STAPLES–10.9%
BEVERAGES–1.1%
Coca-Cola Bottlers Japan, Inc.	135,700	$4,951,510

FOOD PRODUCTS–3.1%
Orkla ASA	786,430	8,333,862
WH Group Ltd.(b)	6,037,000	6,815,226

		15,149,088

HOUSEHOLD PRODUCTS–1.6%
Henkel AG & Co. KGaA (Preference Shares)	58,770	7,760,889

TOBACCO–5.1%
British American Tobacco PLC	231,590	15,655,207
Japan Tobacco, Inc.	286,200	9,216,526

		24,871,733

		52,733,220

MATERIALS–10.7%
CHEMICALS–5.6%
Air Water, Inc.	233,300	4,911,224
Arkema SA	35,780	4,359,603
Incitec Pivot Ltd.	1,574,260	4,770,105
Johnson Matthey PLC	183,410	7,600,213
Nippon Shokubai Co., Ltd.	85,600	5,770,311

		27,411,456

METALS & MINING–5.1%
BlueScope Steel Ltd.	228,974	2,727,206
First Quantum Minerals Ltd.	303,480	4,251,617
Gerdau SA (Preference Shares)	1,539,800	5,739,368
Norsk Hydro ASA	948,590	7,191,082
Yamato Kogyo Co., Ltd.	165,300	4,787,969

		24,697,242

		52,108,698

TELECOMMUNICATION SERVICES–10.3%
DIVERSIFIED TELECOMMUNICATION SERVICES–8.4%
BT Group PLC	3,423,430	12,558,373
China Unicom Hong Kong Ltd.(a)	5,012,000	6,776,146
Nippon Telegraph & Telephone Corp.	352,600	16,577,161
TDC A/S	794,094	4,879,979

		40,791,659

WIRELESS TELECOMMUNICATION SERVICES–1.9%
Vodafone Group PLC	2,856,370	9,028,966

		49,820,625

9

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

INDUSTRIALS–10.0%
AEROSPACE & DEFENSE–3.8%
Airbus SE	108,040	$10,737,741
BAE Systems PLC	1,014,200	7,836,044

		18,573,785

AIRLINES–3.9%
Japan Airlines Co., Ltd.	276,900	10,818,440
Qantas Airways Ltd.	2,033,555	7,973,668

		18,792,108

ELECTRICAL EQUIPMENT–1.0%
Philips Lighting NV(b)	127,480	4,675,559

MACHINERY–1.3%
IHI Corp.	197,500	6,550,366

		48,591,818

INFORMATION TECHNOLOGY–9.7%
COMMUNICATIONS EQUIPMENT–1.8%
Nokia Oyj	1,834,430	8,571,070

INTERNET SOFTWARE & SERVICES–2.4%
Yahoo Japan Corp.(c)	2,533,400	11,606,746

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.5%
SCREEN Holdings Co., Ltd.(c)	68,500	5,571,207
SUMCO Corp.(c)	270,500	6,867,093

		12,438,300

SOFTWARE–1.3%
Nintendo Co., Ltd.	17,900	6,445,729

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.7%
Samsung Electronics Co., Ltd.	3,500	8,315,686

		47,377,531

ENERGY–7.9%
OIL, GAS & CONSUMABLE FUELS–7.9%
Canadian Natural Resources Ltd. (Toronto)	148,700	5,313,925
JXTG Holdings, Inc.	1,504,500	9,668,377
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	374,380	12,476,218
Royal Dutch Shell PLC–Class A	188,044	6,277,508
YPF SA (Sponsored ADR)	210,543	4,823,540

		38,559,568

HEALTH CARE–5.4%
BIOTECHNOLOGY–1.1%
Grifols SA (ADR)	231,240	5,300,021

Company	Shares	U.S. $ Value

PHARMACEUTICALS–4.3%
Indivior PLC(a)	44,316	$243,362
Ono Pharmaceutical Co., Ltd.	191,300	4,449,965
Sanofi	120,550	10,378,382
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	300,540	5,695,233

		20,766,942

		26,066,963

UTILITIES–0.9%
ELECTRIC UTILITIES–0.8%
EDP–Energias de Portugal SA	1,215,390	4,207,152

WATER UTILITIES–0.1%
Pennon Group PLC	32,856	346,869

		4,554,021

REAL ESTATE–0.6%
REAL ESTATE MANAGEMENT & DEVELOPMENT–0.6%
Leopalace21 Corp.	345,500	2,683,015

Total Common Stocks (cost $402,512,201)		482,787,778

	Principal Amount (000)
SHORT-TERM INVESTMENTS–0.0%
TIME DEPOSIT–0.0%
State Street Time Deposit 0.12%, 1/02/18 (cost $192,897)	$193	192,897

Total Investments Before Security Lending Collateral for Securities Loaned–99.4% (cost $402,705,098)		482,980,675

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–3.2%
INVESTMENT COMPANIES–3.2%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.12%(d)(e)(f) (cost $15,541,409)	15,541,409	15,541,409

TOTAL INVESTMENTS–102.6% (cost $418,246,507)		498,522,084
Other assets less liabilities–(2.6)%		(12,623,190)

NET ASSETS–100.0%		$485,898,894

10

AB Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	BRL	7,431	USD	2,246	1/03/18	$6,163
Bank of America, NA	BRL	2,913	USD	877	1/03/18	(1,163)
Bank of America, NA	USD	3,125	BRL	10,344	1/03/18	(6,204)
Bank of America, NA	NOK	14,505	USD	1,821	1/16/18	53,279
Bank of America, NA	USD	6,363	EUR	5,280	1/16/18	(23,107)
Bank of America, NA	USD	4,222	HUF	1,096,289	1/16/18	14,072
Bank of America, NA	USD	484	KRW	525,929	1/18/18	8,620
Bank of America, NA	BRL	7,431	USD	2,235	2/02/18	2,606
Bank of America, NA	CNY	80,015	USD	11,962	2/07/18	(297,024)
Bank of America, NA	USD	9,833	EUR	8,259	4/17/18	141,296
Barclays Bank PLC	CAD	19,366	USD	15,537	1/16/18	126,788
Barclays Bank PLC	GBP	1,162	USD	1,536	1/16/18	(33,519)
Barclays Bank PLC	ILS	7,074	USD	2,029	1/16/18	(5,171)
Barclays Bank PLC	JPY	440,086	USD	3,931	1/16/18	23,409
Barclays Bank PLC	NOK	9,732	USD	1,221	1/16/18	35,042
Barclays Bank PLC	USD	5,783	EUR	4,922	1/16/18	127,045
Barclays Bank PLC	USD	2,458	GBP	1,858	1/16/18	51,236
Barclays Bank PLC	USD	1,646	JPY	184,315	1/16/18	(9,212)
Barclays Bank PLC	USD	1,157	NOK	9,480	1/16/18	(2,355)
Barclays Bank PLC	USD	1,204	KRW	1,312,742	1/18/18	26,062
Barclays Bank PLC	USD	669	CNY	4,448	2/07/18	12,601
BNP Paribas SA	USD	10,361	AUD	13,648	1/16/18	287,543
BNP Paribas SA	USD	2,020	GBP	1,539	1/16/18	58,476
BNP Paribas SA	USD	4,424	GBP	3,298	4/17/18	44,484
Citibank, NA	EUR	9,220	USD	10,895	1/16/18	(175,930)
Citibank, NA	GBP	558	USD	737	1/16/18	(16,443)
Citibank, NA	USD	4,799	RUB	291,398	1/25/18	241,199
Credit Suisse International	BRL	4,518	USD	1,398	1/03/18	35,474
Credit Suisse International	USD	1,366	BRL	4,518	1/03/18	(3,747)
Credit Suisse International	HKD	75,274	USD	9,664	1/16/18	26,850
Credit Suisse International	JPY	342,732	USD	3,030	1/16/18	(13,018)
Credit Suisse International	SEK	125,987	USD	15,002	1/16/18	(368,181)
Credit Suisse International	USD	6,195	CHF	6,117	1/16/18	87,578
Credit Suisse International	USD	11,777	CHF	11,342	1/16/18	(127,608)
Credit Suisse International	USD	1,715	NOK	13,647	1/16/18	(51,920)
Credit Suisse International	USD	1,269	SEK	10,295	1/16/18	(13,405)
Credit Suisse International	USD	2,420	PLN	8,637	4/17/18	62,355
Deutsche Bank AG	CAD	1,213	USD	977	1/16/18	11,505
Deutsche Bank AG	GBP	6,503	USD	8,601	1/16/18	(182,910)
Deutsche Bank AG	ILS	5,131	USD	1,454	1/16/18	(20,998)
Goldman Sachs Bank USA	AUD	1,565	USD	1,225	1/16/18	4,050
Goldman Sachs Bank USA	USD	26,302	EUR	22,099	1/16/18	233,224
Goldman Sachs Bank USA	USD	11,541	GBP	8,739	1/16/18	262,965
Goldman Sachs Bank USA	USD	885	ILS	3,079	1/16/18	343
Goldman Sachs Bank USA	USD	2,196	TRY	8,253	1/16/18	(27,898)
Goldman Sachs Bank USA	USD	1,041	AUD	1,384	4/17/18	38,681
JPMorgan Chase Bank, NA	HUF	1,096,289	USD	4,140	1/16/18	(95,760)

11

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	NOK	72,354	USD	9,196	1/16/18	$379,979
JPMorgan Chase Bank, NA	USD	5,712	AUD	7,314	1/16/18	(4,855)
JPMorgan Chase Bank, NA	USD	11,374	CHF	11,029	1/16/18	(46,858)
JPMorgan Chase Bank, NA	USD	817	ILS	2,874	1/16/18	9,579
JPMorgan Chase Bank, NA	CAD	1,247	USD	972	4/17/18	(21,173)
JPMorgan Chase Bank, NA	NOK	77,793	USD	9,398	4/17/18	(105,278)
Morgan Stanley & Co., Inc.	ILS	4,695	USD	1,335	4/17/18	(20,393)
Morgan Stanley & Co., Inc.	USD	591	AUD	771	4/17/18	10,007
Morgan Stanley & Co., Inc.	USD	2,943	GBP	2,168	4/17/18	(5,829)
Royal Bank of Scotland PLC	EUR	10,007	USD	11,688	1/16/18	(327,977)
Royal Bank of Scotland PLC	GBP	829	USD	1,121	1/16/18	902
Royal Bank of Scotland PLC	JPY	2,629,955	USD	23,531	1/16/18	176,951
Standard Chartered Bank	KRW	2,286,810	USD	2,057	1/18/18	(86,696)
State Street Bank & Trust Co.	CHF	499	USD	506	1/16/18	(6,935)
State Street Bank & Trust Co.	JPY	110,108	USD	985	1/16/18	6,842
State Street Bank & Trust Co.	NOK	1,940	USD	246	1/16/18	9,514
State Street Bank & Trust Co.	USD	1,211	AUD	1,599	1/16/18	36,304
State Street Bank & Trust Co.	USD	4,916	EUR	4,153	1/16/18	70,445
State Street Bank & Trust Co.	USD	1,820	GBP	1,354	1/16/18	8,432
State Street Bank & Trust Co.	USD	9,663	HKD	75,274	1/16/18	(25,255)
State Street Bank & Trust Co.	USD	22,752	SEK	183,295	1/16/18	(390,246)
State Street Bank & Trust Co.	KRW	17,632,676	USD	15,573	1/18/18	(952,771)
State Street Bank & Trust Co.	JPY	145,359	USD	1,291	4/17/18	(6,660)
UBS AG	JPY	1,137,647	USD	10,261	1/16/18	158,801

						$(585,797)

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the aggregate market value of these securities amounted to $11,490,785 or 2.4% of net assets.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

12

AB Variable Products Series Fund

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

HUF—Hungarian Forint

ILS—Israeli Shekel

JPY—Japanese Yen

KRW—South Korean Won

NOK—Norwegian Krone

PLN—Polish Zloty

RUB—Russian Ruble

SEK—Swedish Krona

TRY—Turkish Lira

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

REG—Registered Shares

See notes to financial statements.

13

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2017	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $402,705,098)	$482,980,675	(a)
Affiliated issuers (cost $15,541,409—investment of cash collateral for securities loaned)	15,541,409
Cash collateral due from broker	824,000
Foreign currencies, at value (cost $697,092)	700,911
Unrealized appreciation on forward currency exchange contracts	2,890,702
Dividends and interest receivable	1,647,440
Receivable for investment securities sold	1,542,209
Receivable for capital stock sold	90,543

Total assets	506,217,889

LIABILITIES
Payable for collateral received on securities loaned	15,541,409
Unrealized depreciation on forward currency exchange contracts	3,476,499
Payable for capital stock redeemed	387,604
Advisory fee payable	306,583
Cash collateral due to broker	300,000
Distribution fee payable	91,398
Administrative fee payable	13,618
Payable for investment securities purchased and foreign currency transactions	6,175
Transfer Agent fee payable	97
Accrued expenses	195,612

Total liabilities	20,318,995

NET ASSETS	$485,898,894

COMPOSITION OF NET ASSETS
Capital stock, at par	$30,060
Additional paid-in capital	458,893,897
Undistributed net investment income	3,178,512
Accumulated net realized loss on investment and foreign currency transactions	(55,906,945)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	79,703,370

	$485,898,894

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$53,014,136	3,252,946	$16.30
B	$432,884,758	26,806,634	$16.15

(a)	Includes securities on loan with a value of $14,680,011 (see Note E).

See notes to financial statements.

14

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2017	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $1,720,692)	$14,346,386
Affiliated issuers	88,145
Securities lending income	142,069
Other income	9,649

14,586,249

EXPENSES
Advisory fee (see Note B)	3,734,261
Distribution fee—Class B	1,118,458
Transfer agency—Class A	712
Transfer agency—Class B	6,287
Custodian	194,663
Printing	110,214
Audit and tax	65,669
Administrative	53,558
Legal	44,872
Directors’ fees	28,561
Miscellaneous	31,268

Total expenses	5,388,523
Less: expenses waived and reimbursed by the Adviser (see Note E)	(18,066)

Net expenses	5,370,457

Net investment income	9,215,792

REALIZED AND UNREALIZED GAIN ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	36,776,164
Forward currency exchange contracts	2,297,570
Foreign currency transactions	822,900
Net change in unrealized appreciation/depreciation of:
Investments	63,958,879
Forward currency exchange contracts	(1,787,831)
Foreign currency denominated assets and liabilities	202,689

Net gain on investment and foreign currency transactions	102,270,371

NET INCREASE IN NET ASSETS FROM OPERATIONS	$111,486,163

See notes to financial statements.

15

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$9,215,792	$11,024,712
Net realized gain (loss) on investment and foreign currency transactions	39,896,634	(32,865,471)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	62,373,737	17,903,236

Net increase (decrease) in net assets from operations	111,486,163	(3,937,523)
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(1,129,445)	(613,805)
Class B	(8,153,923)	(5,112,977)
CAPITAL STOCK TRANSACTIONS
Net decrease	(123,775,055)	(82,276,063)

Total decrease	(21,572,260)	(91,940,368)
NET ASSETS
Beginning of period	507,471,154	599,411,522

End of period (including undistributed net investment income of $3,178,512 and $125,618, respectively)	$485,898,894	$507,471,154

See notes to financial statements.

16

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2017	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB International Value Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fifteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

17

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2017:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Financials	$–0	–	$88,832,678		$–0	–	$88,832,678
Consumer Discretionary	7,960,435		63,499,206		–0	–	71,459,641
Consumer Staples	6,815,226		45,917,994		–0	–	52,733,220
Materials	8,611,220		43,497,478		–0	–	52,108,698
Telecommunication Services	17,438,352		32,382,273		–0	–	49,820,625
Industrials	–0	–	48,591,818		–0	–	48,591,818
Information Technology	–0	–	47,377,531		–0	–	47,377,531
Energy	10,137,465		28,422,103		–0	–	38,559,568
Health Care	10,995,254		15,071,709		–0	–	26,066,963
Utilities	4,207,152		346,869		–0	–	4,554,021
Real Estate	–0	–	2,683,015		–0	–	2,683,015
Short-Term Investments	–0	–	192,897		–0	–	192,897
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	15,541,409		–0	–	–0	–	15,541,409

Total Investments in Securities	81,706,513		416,815,571	(a)	–0	–	498,522,084

18

AB Variable Products Series Fund

	Level 1		Level 2	Level 3		Total
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	$–0	–	$2,890,702	$–0	–	$2,890,702
Liabilities:
Forward Currency Exchange Contracts	–0	–	(3,476,499)	–0	–	(3,476,499)

Total(c)(d)	$81,706,513		$416,229,774	$–0	–	$497,936,287

(a)	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)	There were no transfers from Level 1 to Level 2 during the reporting period.

(d)	An amount of $38,355,043 was transferred from Level 2 to Level 1 as the above mentioned foreign equity fair valuation by the third party vendor was not applied during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

19

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2017, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2017, the reimbursement for such services amounted to $53,558.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,163 for the year ended December 31, 2017.

Brokerage commissions paid on investment transactions for the year ended December 31, 2017 amounted to $432,456, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits

20

AB Variable Products Series Fund

payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2017 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$219,142,720		$336,753,495
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$424,218,866

Gross unrealized appreciation	$98,078,352
Gross unrealized depreciation	(23,772,474)

Net unrealized appreciation	$74,305,878

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2017, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of

21

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty tables below.

During the year ended December 31, 2017, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$2,890,702	Unrealized depreciation on forward currency exchange contracts	$3,476,499

Total		$2,890,702		$3,476,499

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$2,297,570	$(1,787,831)

Total		$2,297,570	$(1,787,831)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2017:
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$155,600,938
Average principal amount of sale contracts	$154,944,619

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Portfolio as of December 31, 2017. Exchange-traded derivatives are not subject to netting arrangements and as such are excluded from the table.

22

AB Variable Products Series Fund

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, NA	$226,036	$(226,036)	$–0	–	$–0	–	$–0	–
Barclays Bank PLC	402,183	(50,257)	–0	–	–0	–	351,926
BNP Paribas SA	390,503	–0	–	(300,000)	–0	–	90,503
Citibank, NA	241,199	(192,373)	–0	–	–0	–	48,826
Credit Suisse International	212,257	(212,257)	–0	–	–0	–	–0	–
Deutsche Bank AG	11,505	(11,505)	–0	–	–0	–	–0	–
Goldman Sachs Bank USA	539,263	(27,898)	–0	–	–0	–	511,365
JPMorgan Chase Bank, NA	389,558	(273,924)	–0	–	–0	–	115,634
Morgan Stanley & Co., Inc.	10,007	(10,007)	–0	–	–0	–	–0	–
Royal Bank of Scotland PLC	177,853	(177,853)	–0	–	–0	–	–0	–
State Street Bank & Trust Co.	131,537	(131,537)	–0	–	–0	–	–0	–
UBS AG	158,801	–0	–	–0	–	–0	–	158,801

Total	$2,890,702	$(1,313,647)	$(300,000)	$–0	–	$1,277,055	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America, NA	$327,498	$(226,036)	$–0	–	$–0	–	$101,462
Barclays Bank PLC	50,257	(50,257)	–0	–	–0	–	–0	–
Citibank, NA	192,373	(192,373)	–0	–	–0	–	–0	–
Credit Suisse International	577,879	(212,257)	–0	–	–0	–	365,622
Deutsche Bank AG	203,908	(11,505)	–0	–	–0	–	192,403
Goldman Sachs Bank USA	27,898	(27,898)	–0	–	–0	–	–0	–
JPMorgan Chase Bank, NA	273,924	(273,924)	–0	–	–0	–	–0	–
Morgan Stanley & Co., Inc.	26,222	(10,007)	–0	–	–0	–	16,215
Royal Bank of Scotland PLC	327,977	(177,853)	–0	–	–0	–	150,124
Standard Chartered Bank	86,696	–0	–	–0	–	–0	–	86,696
State Street Bank & Trust Co.	1,381,867	(131,537)	(824,000)	–0	–	426,330

Total	$3,476,499	$(1,313,647)	$(824,000)	$–0	–	$1,338,852	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a

23

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

“negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2017, the Portfolio had securities on loan with a value of $14,680,011 and had received cash collateral which has been invested into AB Government Money Market Portfolio of $15,541,409. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $142,069 and $88,145 from the borrowers and AB Government Money Market Portfolio, respectively, for the year ended December 31, 2017; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Portfolio in the AB Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of AB Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2017, such waiver amounted to $18,066. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

A summary of the Portfolio transactions in shares of AB Government Money Market Portfolio for the year ended December 31, 2017 is as follows:

Market Value 12/31/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/17 (000)
$8,420	$277,366	$270,245	$15,541

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Class A
Shares sold	256,719	372,097	$3,886,362	$4,878,130
Shares issued in reinvestment of dividends	71,092	45,592	1,129,445	613,805
Shares redeemed	(642,841)	(448,061)	(9,555,629)	(5,880,050)

Net decrease	(315,030)	(30,372)	$(4,539,822)	$(388,115)

Class B
Shares sold	862,955	4,035,068	$13,009,333	$50,474,996
Shares issued in reinvestment of dividends	518,006	383,236	8,153,923	5,112,977
Shares redeemed	(9,534,251)	(10,536,008)	(140,398,489)	(137,475,921)

Net decrease	(8,153,290)	(6,117,704)	$(119,235,233)	$(81,887,948)

At December 31, 2017, certain shareholders of the Portfolio owned 55% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

24

AB Variable Products Series Fund

NOTE G: Risks Involved in Investing in the Portfolio

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2017.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2017 and December 31, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$9,283,368	$5,726,782

Total taxable distributions paid	$9,283,368	$5,726,782

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,824,814
Accumulated capital and other losses	(50,169,345	)(a)
Unrealized appreciation/(depreciation)	74,319,468	(b)

Total accumulated earnings/(deficit)	$26,974,937

(a)	As of December 31, 2017, the Portfolio had a net capital loss carryforward of $50,169,345. During the fiscal year, the Portfolio utilized $38,911,532 of capital loss carry forwards to offset current year net realized gains. The Portfolio also had $905,101,875 of capital loss carryforwards expire during the fiscal year.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs) and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

25

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of December 31, 2017, the Portfolio had a net short-term capital loss carryforward of $50,169,345 which will expire on December 31, 2018.

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications and the expiration of capital loss carryforwards resulted in a net increase in undistributed net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

26

INTERNATIONAL VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2017		2016		2015	2014	2013
Net asset value, beginning of period	$13.28		$13.52		$13.53	$14.99	$12.96

Income From Investment Operations
Net investment income (a)	.31	(b)	.30	(b)†	.30	.48	.33
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.06		(.37)		.05	(1.40)	2.59

Net increase (decrease) in net asset value from operations	3.37		(.07)		.35	(.92)	2.92

Less: Dividends
Dividends from net investment income	(.35)		(.17)		(.36)	(.54)	(.89)

Net asset value, end of period	$16.30		$13.28		$13.52	$13.53	$14.99

Total Return
Total investment return based on net asset value (c)	25.42	%*	(.50	)%†*	2.59%	(6.21)%	23.00%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$53,014		$47,385		$48,665	$50,504	$58,723
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.85%		.86%		.85%	.85%	.82%
Expenses, before waivers/reimbursements	.86%		.86%		.85%	.85%	.82%
Net investment income	2.05	%(b)	2.27	%(b)†	2.09%	3.25%	2.33%
Portfolio turnover rate	45%		64%		74%	64%	59%

See footnote summary on page 28.

27

INTERNATIONAL VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2017		2016		2015	2014	2013
Net asset value, beginning of period	$13.16		$13.41		$13.41	$14.86	$12.84

Income From Investment Operations
Net investment income (a)	.27	(b)	.27	(b)†	.26	.45	.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.02		(.38)		.06	(1.40)	2.56

Net increase (decrease) in net asset value from operations	3.29		(.11)		.32	(.95)	2.86

Less: Dividends
Dividends from net investment income	(.30)		(.14)		(.32)	(.50)	(.84)

Net asset value, end of period	$16.15		$13.16		$13.41	$13.41	$14.86

Total Return
Total investment return based on net asset value (c)	25.09	%*	(.80	)%†*	2.40%	(6.46)%	22.73%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$432,885		$460,086		$550,746	$615,682	$743,517
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.10%		1.11%		1.10%	1.10%	1.07%
Expenses, before waivers/reimbursements	1.11%		1.11%		1.10%	1.10%	1.07%
Net investment income	1.83	%(b)	2.04	%(b)†	1.85%	3.06%	2.20%
Portfolio turnover rate	45%		64%		74%	64%	59%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived and reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended December 31, 2016 the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.002	.01%	.01%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2017 and December 31, 2016 by 0.01% and 0.07%, respectively.

See notes to financial statements.

28

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB International Value Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB International Value Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of AB International Value Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2018

29

2017 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Portfolio for the taxable year ended December 31, 2017.

The Portfolio intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended December 31, 2017, $954,430 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $11,038,350.

30

INTERNATIONAL VALUE PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman	Robert M. Keith, President and Chief Executive Officer
Michael J. Downey(1)	Carol C. McMullen(1)
William H. Foulk, Jr.(1)	Garry L. Moody(1)
Nancy P. Jacklin(1)	Earl D. Weiner(1)

OFFICERS
Tawhid Ali(2), Vice President Takeo Aso(2), Vice President Avi Lavi(2), Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the International Value Senior Investment Management Team. Messrs. Ali, Aso and Lavi are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

31

INTERNATIONAL VALUE PORTFOLIO
MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith# 1345 Avenue of the Americas New York, NY 10105 57 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	96	None

INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.## Chairman of the Board 76 (2005)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	96	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey## 74 (2005)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	96	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

32

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

William H. Foulk, Jr.## 85 (1990)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	96	None

Nancy P. Jacklin## 69 (2006)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	96	None

Carol C. McMullen## 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	96	None

33

INTERNATIONAL VALUE PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Garry L. Moody## 65 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	96	None

Earl D. Weiner## 78 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	96	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

34

AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 57	President and Chief Executive Officer	See biography above.

Tawhid Ali 46	Vice President	Senior Vice President of the Adviser, **with which he has been associated since prior to 2013.

Takeo Aso 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Avi Lavi 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Emilie D. Wrapp 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2013.

Joseph J. Mantineo 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2013.

Phyllis J. Clarke 57	Controller	Vice President of ABIS**, with which she has been associated since prior to 2013.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2013.

*	The address for each of the Portfolio Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

35

INTERNATIONAL VALUE PORTFOLIO
CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB International Value Portfolio (the “Fund”) at a meeting held on May 2-4, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected

36

AB Variable Products Series Fund

by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a peer group and a peer universe, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors compared the advisory fee rate for the Fund with that for another AB Fund with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the peer group median. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

37

INTERNATIONAL VALUE PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AB Variable Products Series Fund

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

38

VPS-IV-0151-1217

DEC    12.31.17

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	LARGE CAP GROWTH PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

LARGE CAP GROWTH PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2018

The following is an update of AB Variable Products Series Fund—Large Cap Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2017.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of a limited number of large, carefully selected, high-quality US companies. The Portfolio invests primarily in the domestic equity securities of companies selected by the Adviser for their growth potential within various market sectors. The Portfolio emphasizes investments in large, seasoned companies. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in common stocks of large-capitalization companies.

The Adviser expects that normally the Portfolio’s portfolio will tend to emphasize investments in securities issued by US companies, although it may invest in foreign securities. The Adviser’s research focus is on companies with high sustainable growth prospects, high or improving return on invested capital, transparent business models, and strong and lasting competitive advantages.

The Portfolio may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 1000 Growth Index, in addition to the broad market as measured by the Standard & Poor’s (“S&P”) 500 Index, for the one-, five- and 10-year periods ended December 31, 2017.

All share classes of the Portfolio outperformed the primary benchmark and the broad market for the annual period. Stock selection in the health care, consumer staples and technology sectors, as well as an overweight position in technology and an underweight in consumer staples, contributed relative to the benchmark. Stock selection in the consumer discretionary, materials and industrials sectors, as well as an overweight position in health care, detracted from performance.

The Portfolio did not utilize derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

The annual period ended December 31, 2017 marked one of the strongest years for global stock market performance since the 2008 financial crisis. Emerging-market equities outperformed, followed by non-US stocks. US large-cap stocks outperformed their small-cap peers, and growth outperformed value, in terms of style.

Equity performance was driven by strong economic data, synchronized global growth and robust corporate earnings. Investor enthusiasm was tempered early in the period by questions around the timeliness of the Trump administration’s pro-growth agenda and concerns regarding the election cycle in Europe. Geopolitical tensions and a significant decline in the price of oil weighed on the market midperiod. However, global growth trends proved strong and oil rallied back to two-and-a-half-year highs, pushing stocks higher, especially in emerging markets. In December, tax reform was passed in the US Congress, buoying market sentiment globally.

The Portfolio’s Senior Investment Management Team (the “Team”) follows a bottom-up stock picking methodology that seeks to identify companies that meet its investment criteria of healthy balance sheets, competitive advantages, strong cash flow generation, transparent business models and sustainable growth. The Portfolio is conservatively positioned amid the current uncertainty in the global macro environment. The Team believes that this strategy can be beneficial in an environment which offers low growth and that still appears favorable for stock pickers, as investors increasingly reward companies for their fundamental strengths.

1

LARGE CAP GROWTH PORTFOLIO
DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The Russell 1000® Growth Index and the S&P 500® Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Growth Index represents the performance of 1,000 large-cap growth companies within the US. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value (“NAV”).

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

LARGE CAP GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2017 (unaudited)	1 Year	5 Years[1]	10 Years[1]
Large Cap Growth Portfolio Class A2	31.98%	18.73%	9.30%
Large Cap Growth Portfolio Class B2	31.67%	18.43%	9.02%
Primary benchmark: Russell 1000 Growth Index	30.21%	17.33%	10.00%
S&P 500 Index	21.83%	15.79%	8.50%

1   Average annual returns.

2   Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2017, by 0.03%.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.70% and 0.95% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

LARGE CAP GROWTH PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/2007 TO 12/31/2017 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Large Cap Growth Portfolio Class A shares (from 12/31/2007 to 12/31/2017) as compared to the performance of the Portfolio’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 2.

3

LARGE CAP GROWTH PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,128.00	$3.65	0.68%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.78	$3.47	0.68%

Class B
Actual	$1,000	$1,126.60	$4.98	0.93%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.52	$4.74	0.93%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

LARGE CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS[1]
December 31, 2017 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Alphabet, Inc.—Class A & Class C	$43,440,518	10.1%
Facebook, Inc.—Class A	30,089,783	7.0
Visa, Inc.—Class A	21,972,794	5.1
Biogen, Inc.	19,338,792	4.5
Home Depot, Inc. (The)	18,661,313	4.3
UnitedHealth Group, Inc.	18,316,037	4.3
Apple, Inc.	17,051,953	4.0
Edwards Lifesciences Corp.	16,187,636	3.8
Zoetis, Inc.	15,922,857	3.7
Adobe Systems, Inc.	13,824,683	3.2

	$214,806,366	50.0%

SECTOR BREAKDOWN2

December 31, 2017 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$166,889,403	38.8%
Health Care	96,125,118	22.4
Consumer Discretionary	61,649,714	14.4
Industrials	36,079,743	8.4
Consumer Staples	34,883,908	8.1
Financials	14,414,766	3.4
Materials	6,556,739	1.5
Short-Term Investments	13,084,344	3.0

Total Investments	$429,683,735	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2017	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–97.0%

INFORMATION TECHNOLOGY–38.9%
COMMUNICATIONS EQUIPMENT–0.7%
Arista Networks, Inc.(a)	11,609	$2,734,848

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.7%
Amphenol Corp.–Class A	33,706	2,959,387

INTERNET SOFTWARE & SERVICES–16.1%
Alphabet, Inc.–Class A(a)	4,130	4,350,542
Alphabet, Inc.–Class C(a)	33,199	34,739,434
Facebook, Inc.–Class A(a)	170,519	30,089,783

		69,179,759

IT SERVICES–9.5%
Cognizant Technology Solutions Corp.–Class A	115,486	8,201,816
Fiserv, Inc.(a)	36,230	4,750,840
PayPal Holdings, Inc.(a)	80,720	5,942,606
Visa, Inc.–Class A	192,710	21,972,794

		40,868,056

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–3.5%
NVIDIA Corp.	13,112	2,537,172
Texas Instruments, Inc.	24,080	2,514,915
Xilinx, Inc.	150,136	10,122,169

		15,174,256

SOFTWARE–4.4%
Adobe Systems, Inc.(a)	78,890	13,824,683
Electronic Arts, Inc.(a)	48,510	5,096,461

		18,921,144

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–4.0%
Apple, Inc.	100,762	17,051,953

		166,889,403

HEALTH CARE–22.4%
BIOTECHNOLOGY–4.5%
Biogen, Inc.(a)	60,705	19,338,792

HEALTH CARE EQUIPMENT & SUPPLIES–7.8%
Align Technology, Inc.(a)	10,780	2,395,208
Danaher Corp.	17,532	1,627,320
Edwards Lifesciences Corp.(a)	143,622	16,187,636
Intuitive Surgical, Inc.(a)	36,634	13,369,212

		33,579,376

HEALTH CARE PROVIDERS & SERVICES–4.3%
UnitedHealth Group, Inc.	83,081	18,316,037

Company	Shares	U.S. $ Value

HEALTH CARE TECHNOLOGY–1.5%
Cerner Corp.(a)	97,270	$6,555,025

LIFE SCIENCES TOOLS & SERVICES–0.6%
Mettler-Toledo International, Inc.(a)	3,895	2,413,031

PHARMACEUTICALS–3.7%
Zoetis, Inc.	221,028	15,922,857

		96,125,118

CONSUMER DISCRETIONARY–14.4%
HOTELS, RESTAURANTS & LEISURE–0.8%
Starbucks Corp.	57,630	3,309,691

INTERNET & DIRECT MARKETING RETAIL–0.9%
Priceline Group, Inc. (The)(a)	2,160	3,753,518

MEDIA–1.8%
Comcast Corp.–Class A	148,010	5,927,801
Walt Disney Co. (The)	15,240	1,638,452

		7,566,253

MULTILINE RETAIL–1.2%
Dollar Tree, Inc.(a)	47,951	5,145,622

SPECIALTY RETAIL–7.9%
Home Depot, Inc. (The)	98,461	18,661,313
TJX Cos., Inc. (The)	117,979	9,020,674
Ulta Salon Cosmetics & Fragrance, Inc.(a)	28,610	6,398,913

		34,080,900

TEXTILES, APPAREL & LUXURY GOODS–1.8%
NIKE, Inc.–Class B	124,600	7,793,730

		61,649,714

INDUSTRIALS–8.4%
BUILDING PRODUCTS–2.7%
Allegion PLC	84,669	6,736,266
AO Smith Corp.	77,476	4,747,729

		11,483,995

COMMERCIAL SERVICES & SUPPLIES–1.6%
Copart, Inc.(a)	163,501	7,061,608

INDUSTRIAL CONGLOMERATES–2.0%
Roper Technologies, Inc.	32,874	8,514,366

MACHINERY–1.4%
IDEX Corp.	14,480	1,910,926
WABCO Holdings, Inc.(a)	29,952	4,298,112

		6,209,038

ROAD & RAIL–0.7%
Union Pacific Corp.	20,960	2,810,736

		36,079,743

6

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

CONSUMER STAPLES–8.1%
BEVERAGES–5.0%
Constellation Brands, Inc.—Class A	37,000	$8,457,090
Monster Beverage Corp.(a)	209,258	13,243,939

		21,701,029

FOOD & STAPLES RETAILING–3.1%
Costco Wholesale Corp.	70,830	13,182,879

		34,883,908

FINANCIALS–3.3%
CAPITAL MARKETS–3.3%
MarketAxess Holdings, Inc.	36,729	7,410,076
S&P Global, Inc.	41,350	7,004,690

		14,414,766

MATERIALS–1.5%
CHEMICALS–1.5%
Ecolab, Inc.	26,710	3,583,949
Sherwin-Williams Co. (The)	7,250	2,972,790

		6,556,739

Total Common Stocks (cost $266,127,866)		416,599,391

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–3.1%
TIME DEPOSIT–3.1%
State Street Time Deposit 0.12%, 1/02/18 (cost $13,084,344)	$13,084	$13,084,344

TOTAL INVESTMENTS–100.1% (cost $279,212,210)		429,683,735
Other assets less liabilities–(0.1)%		(357,274)

NET ASSETS–100.0%		$429,326,461

(a)	Non-income producing security.

See notes to financial statements.

7

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2017	AB Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $279,212,210)	$429,683,735
Receivable for investment securities sold	1,020,113
Dividends and interest receivable	67,420
Receivable for capital stock sold	3,486

Total assets	430,774,754

LIABILITIES
Payable for investment securities purchased	893,172
Advisory fee payable	227,947
Payable for capital stock redeemed	154,011
Distribution fee payable	49,649
Administrative fee payable	13,644
Transfer Agent fee payable	105
Accrued expenses	109,765

Total liabilities	1,448,293

NET ASSETS	$429,326,461

COMPOSITION OF NET ASSETS
Capital stock, at par	$7,813
Additional paid-in capital	229,276,428
Accumulated net realized gain on investment transactions	49,570,695
Net unrealized appreciation on investments	150,471,525

$429,326,461

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$208,392,269	3,698,829	$56.34
B	$220,934,192	4,114,134	$53.70

See notes to financial statements.

8

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2017	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$3,130,151
Affiliated issuers	507
Interest	32,412
Other income	7,467

3,170,537

EXPENSES
Advisory fee (see Note B)	2,646,057
Distribution fee—Class B	575,226
Transfer agency—Class A	4,472
Transfer agency—Class B	5,034
Custodian	101,190
Printing	70,854
Administrative	53,914
Legal	42,273
Audit and tax	40,196
Directors’ fees	28,559
Miscellaneous	22,783

Total expenses	3,590,558
Less: expenses waived and reimbursed by the Adviser (see Note E)	(129)

Net expenses	3,590,429

Net investment loss	(419,892)

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	52,939,123
Net change in unrealized appreciation/depreciation of investments	65,619,253

Net gain on investment transactions	118,558,376

NET INCREASE IN NET ASSETS FROM OPERATIONS	$118,138,484

See notes to financial statements.

9

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2017		Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(419,892)		$(869,666)
Net realized gain on investment transactions	52,939,123		22,457,817
Net change in unrealized appreciation/depreciation of investments	65,619,253		(11,055,344)
Contributions from Affiliates (see Note B)	–0	–	214

Net increase in net assets from operations	118,138,484		10,533,021
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain on investment transactions
Class A	(11,465,663)		(20,330,760)
Class B	(13,633,647)		(29,455,689)
CAPITAL STOCK TRANSACTIONS
Net decrease	(44,751,279)		(38,446,922)

Total increase (decrease)	48,287,895		(77,700,350)
NET ASSETS
Beginning of period	381,038,566		458,738,916

End of period (including undistributed net investment income of $0 and $0, respectively)	$429,326,461		$381,038,566

See notes to financial statements.

10

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2017	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Large Cap Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fifteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

11

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2017:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$416,599,391		$–0	–	$–0	–	$416,599,391
Short-Term Investments	–0	–	13,084,344		–0	–	13,084,344

Total Investments in Securities	416,599,391		13,084,344		–0	–	429,683,735
Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total(c)	$416,599,391		$13,084,344		$–0	–	$429,683,735

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

12

AB Variable Products Series Fund

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

13

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .60% of the first $2.5 billion, .50% of the next $2.5 billion and .45% in excess of $5 billion, of the Portfolio’s average daily net assets. Effective February 3, 2017, the advisory fee was reduced from .75% to .60% of the first $2.5 billion, .65% to .50% of the next $2.5 billion and .60% to ..45% in excess of $5 billion of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2017, the reimbursement for such services amounted to $53,914.

During the year ended December 31, 2016, the Adviser reimbursed the Portfolio $214 for trading losses incurred due to a trade entry error.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,163 for the year ended December 31, 2017.

Brokerage commissions paid on investment transactions for the year ended December 31, 2017 amounted to $85,229, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

14

AB Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2017 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$190,468,176		$249,434,519
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$279,764,179

Gross unrealized appreciation	$150,504,807
Gross unrealized depreciation	(585,251)

Net unrealized appreciation	$149,919,556

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2017.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2017, the Portfolio had no securities on loan. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $0 and $507 from the borrowers and AB Government Money Market Portfolio, respectively, for the year ended December 31, 2017; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Portfolio in the AB Government Money Market Portfolio, the Adviser has agreed to waive a portion of the

15

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Portfolio’s share of the advisory fees of AB Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2017, such waiver amounted to $129. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

A summary of the Portfolio transactions in shares of AB Government Money Market Portfolio for the year ended December 31, 2017 is as follows:

Market Value 12/31/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/17 (000)
$1,452	$1,470	$2,922	$0

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Class A
Shares sold	307,126	226,292	$15,850,176	$10,252,042
Shares issued in reinvestment of distributions	226,684	440,632	11,465,663	20,330,760
Shares redeemed	(774,660)	(597,453)	(40,887,713)	(28,081,720)

Net increase (decrease)	(240,850)	69,471	$(13,571,874)	$2,501,082

Class B
Shares sold	484,079	480,054	$24,170,743	$21,711,096
Shares issued in reinvestment of distributions	282,504	665,665	13,633,647	29,455,689
Shares redeemed	(1,336,010)	(2,055,480)	(68,983,795)	(92,114,789)

Net decrease	(569,427)	(909,761)	$(31,179,405)	$(40,948,004)

At December 31, 2017, certain shareholders of the Portfolio owned 61% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s NAV.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection

16

AB Variable Products Series Fund

with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2017.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2017 and December 31, 2016 were as follows:

	2017		2016
Distributions paid from:
Ordinary income	$–0	–	$237,824
Net long-term capital gains	25,099,310		49,548,625

Total taxable distributions paid	$25,099,310		$49,786,449

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$581,110
Undistributed capital gains	49,541,553
Unrealized appreciation/(depreciation)	149,919,556	(a)

Total accumulated earnings/(deficit)	$200,042,219

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2017, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to an ordinary loss reclassification to reduce short term capital gains resulted in a net decrease in distributions in excess of net investment income and a net decrease in accumulated net realized gain on investment transactions. This reclassification had no effect on net assets.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

17

LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2017		2016		2015		2014		2013
Net asset value, beginning of period	$45.22		$49.50		$48.83		$42.78		$31.17

Income From Investment Operations
Net investment income (loss) (a)	.02	(b)	(.03	)(b)†	.02		.02		(.04)
Net realized and unrealized gain on investment transactions	14.10		1.44		5.33		6.03		11.68
Contributions from Affiliates	–0	–	.00	(c)	–0	–	–0	–	–0	–

Net increase in net asset value from operations	14.12		1.41		5.35		6.05		11.64

Less: Dividends and Distributions
Dividends from net investment income	–0	–	–0	–	–0	–	–0	–	(.03)
Distributions from net realized gain on investment transactions	(3.00)		(5.69)		(4.68)		–0	–	–0	–

Total dividends and distributions	(3.00)		(5.69)		(4.68)		–0	–	(.03)

Net asset value, end of period	$56.34		$45.22		$49.50		$48.83		$42.78

Total Return
Total investment return based on net asset value (d)*	31.98%		2.63	%†	11.11%		14.14%		37.35%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$208,392		$178,136		$191,568		$189,620		$190,488
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.70%		.85%		.82%		.83%		.85%
Expenses, before waivers/reimbursements	.70%		.85%		.82%		.83%		.85%
Net investment income (loss)	.03	%(b)	(.07	)%(b)†	.04%		.04%		(.11)%
Portfolio turnover rate	48%		59%		65%		65%		60%

See footnote summary on page 19.

18

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2017	2016	2015	2014	2013
Net asset value, beginning of period	$43.32	$47.77	$47.38	$41.62	$30.38

Income From Investment Operations
Net investment loss (a)	(.11	)(b)	(.14	)(b)†	(.10)	(.09)	(.13)
Net realized and unrealized gain on investment transactions	13.49	1.38	5.17	5.85	11.37
Contributions from Affiliates	–0	–	.00	(c)	–0	–	–0	–	–0	–

Net increase in net asset value from operations	13.38	1.24	5.07	5.76	11.24

Less: Distributions
Distributions from net realized gain on investment transactions	(3.00)	(5.69)	(4.68)	–0	–	–0	–

Net asset value, end of period	$53.70	$43.32	$47.77	$47.38	$41.62

Total Return
Total investment return based on net asset value (d)*	31.67%	2.36	%†	10.86%	13.84%	37.00%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$220,934	$202,903	$267,171	$237,452	$230,350
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.95%	1.10%	1.07%	1.08%	1.10%
Expenses, before waivers/reimbursements	.95%	1.10%	1.07%	1.08%	1.10%
Net investment loss	(.21	)%(b)	(.32	)%(b)†	(.21)%	(.21)%	(.36)%
Portfolio turnover rate	48%	59%	65%	65%	60%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived and reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended December 31, 2016 the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.005	.01%	.01%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2017, December 31, 2016, December 31, 2015, December 31, 2014 and December 31, 2013 by 0.03%, 0.01%, 0.09%, 0.02% and 0.10%, respectively.

See notes to financial statements.

19

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Large Cap Growth Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Large Cap Growth Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of AB Large Cap Growth Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2018

20

LARGE CAP GROWTH PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1)
Garry L. Moody(1)
Earl D. Weiner(1)

OFFICERS
Frank V. Caruso(2), Vice President Vincent C. Dupont(2), Vice President John H. Fogarty(2) , Vice President Karen Sesin(2), Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the U.S. Large Cap Growth Investment Team. Messrs. Caruso, Dupont and Fogarty and Ms. Sesin are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

21

LARGE CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

INTERESTED DIRECTOR

Robert M. Keith# 1345 Avenue of the Americas New York, NY 10105 57 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he has been associated since prior to 2004.	96	None

INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.## Chairman of the Board 76 (2005)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	96	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey## 74 (2005)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	96	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

22

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

William H. Foulk, Jr.## 85 (1990)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	96	None

Nancy P. Jacklin## 69 (2006)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	96	None

Carol C. McMullen## 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	96	None

23

LARGE CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Garry L. Moody## 65 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardlQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	96	None

Earl D. Weiner## 78 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	96	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

24

AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 57	President and Chief Executive Officer	See biography above.

Frank V. Caruso 61	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Vincent C. Dupont 55	Vice President	Senior Vice President of the Adviser**, with which he was associated since prior to 2013.

John H. Fogarty 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Karen Sesin 59	Vice President	Senior Vice President of the Adviser**, with which she was associated since prior to 2013.

Emilie D. Wrapp 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2013.

Joseph J. Mantineo 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2013.

Phyllis J. Clarke 57	Controller	Vice President of ABIS**, with which she has been associated since prior to 2013.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2013.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

25

LARGE CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Large Cap Growth Portfolio (the “Fund”) at a meeting held on May 2-4, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts

26

AB Variable Products Series Fund

for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable. The directors noted that the reduction in the advisory fee rate effective since February 3, 2017 would likely impact the Adviser’s profitability analysis in future years.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a peer group and a peer universe, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s pro forma contractual effective advisory fee rate (reflecting a reduction in the advisory fee rate effective since February 3, 2017) with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with those for two other AB Funds with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the information included the pro forma expense ratio to reflect a reduction in the Fund’s expense ratio effective since February 3, 2017. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the

27

LARGE CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AB Variable Products Series Fund

Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

28

VPS-LCG-0151-1217

DEC    12.31.17

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	REAL ESTATE INVESTMENT PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

REAL ESTATE INVESTMENT
PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2018

The following is an update of AB Variable Products Series Fund—Real Estate Investment Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2017.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is total return from long-term growth of capital and income. Under normal circumstances, the Portfolio invests at least 80% of its net assets in the equity securities of real estate investment trusts (“REITs”), and other real estate industry companies, such as real estate operating companies. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Portfolio’s investment policies seek to emphasize investment in companies determined by the Adviser to be undervalued relative to their peers. The Portfolio may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates and collateralized mortgage obligations. The Portfolio may also invest in short-term investment-grade debt securities and other fixed-income securities.

The Portfolio invests in equity securities that include common stock, shares of beneficial interests of REITs and securities with common stock characteristics, such as preferred stock or convertible securities (“real estate equity securities”). The Portfolio may invest in foreign securities and enter into forward commitments and standby commitment agreements.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its primary benchmark, the Financial Times Stock Exchange National Association of Real Estate Investment Trusts (“FTSE NAREIT”) Equity REIT Index, in addition to the broad market as measured by the Standard & Poor’s (“S&P”) 500 Index, for the one-, five- and 10-year periods ended December 31, 2017.

For the annual period, all share classes of the Portfolio underperformed the primary benchmark. Stock selection detracted relative to the benchmark, primarily from selections in the specialty and industrial/office sectors, while selection in the residential sector contributed. Sector selection contributed, primarily because of an underweight to the retail sector, partially offset by an underweight to the diversified sector.

The Portfolio did not utilize derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Still-low interest rates and strong economic growth helped the US real estate market post gains during the annual period ended December 31, 2017. The FTSE NAREIT Equity REIT Index finished the annual period up 8.67%. The S&P 500 Index also posted gains, rising 21.83% during the same period.

Most segments of the US property market were characterized by balanced fundamentals. Overall, demand growth remained healthy and supply growth normalized. Thus, cash-flow growth was decelerating from above-average levels. In the industrials sector, growth in e-commerce retailing supported ongoing demand growth, which resulted in high occupancy levels and strong rent growth. Fundamentals in the self-storage sector remained reasonably healthy, though the pace of earnings growth slowed

1

AB Variable Products Series Fund

because of the increasing supply in some large cities. Demand for space at high-quality retail malls and shopping centers remained strong, though challenges faced by many retail operators posed a risk to future demand. In the residential sector, rent growth slowed significantly following recent increases in supply, especially in coastal markets. Finally, lodging demand continued to recover from subdued levels.

The Portfolio’s Senior Investment Management Team continues its search to find attractive opportunities across a range of sectors, focusing on attractively priced companies with improving fundamentals, together with the balance sheet strength to withstand periods of renewed volatility.

2

REAL ESTATE INVESTMENT PORTFOLIO
DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The FTSE® NAREIT Equity REIT Index and the S&P® 500 Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The FTSE NAREIT Equity REIT Index (market-value weighted index based upon the last closing price of the month) represents the performance of tax-qualified REITs listed on the NYSE, AMEX and the NASDAQ. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Real Estate Risk: The Portfolio’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past

(Disclosures and Risks continued on next page)

3

DISCLOSURES AND RISKS
(continued)	AB Variable Products Series Fund

performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

REAL ESTATE INVESTMENT PORTFOLIO
HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2017 (unaudited)	1 Year	5 Years[1]	10 Years[1]
Real Estate Investment Portfolio Class A	6.53%	8.61%	7.71%
Real Estate Investment Portfolio Class B	6.37%	8.36%	7.45%
Primary benchmark: FTSE NAREIT Equity REIT Index	8.67%	9.83%	7.77%
S&P 500 Index	21.83%	15.79%	8.50%
1 Average annual returns.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.08% and 1.34% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

REAL ESTATE INVESTMENT PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/2007 TO 12/31/2017 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Real Estate Investment Portfolio Class A shares (from 12/31/2007 to 12/31/2017) as compared to the performance of the Portfolio’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

5

REAL ESTATE INVESTMENT PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,024.20	$5.31	1.04%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.96	$5.30	1.04%

Class B
Actual	$1,000	$1,022.90	$6.53	1.28%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.75	$6.51	1.28%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

REAL ESTATE INVESTMENT PORTFOLIO
TEN LARGEST HOLDINGS[1]
December 31, 2017 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
American Tower Corp.	$4,011,881	7.8%
Simon Property Group, Inc.	3,515,518	6.8
Crown Castle International Corp.	2,509,936	4.9
Equinix, Inc.	2,303,717	4.5
Welltower, Inc.	1,979,421	3.8
Realty Income Corp.	1,658,142	3.2
Digital Realty Trust, Inc.	1,451,086	2.8
Alexandria Real Estate Equities, Inc.	1,342,465	2.6
Essex Property Trust, Inc.	1,329,949	2.6
STAG Industrial, Inc.	1,199,240	2.3

	$21,301,355	41.3%

INDUSTRY BREAKDOWN2

December 31, 2017 (unaudited)

INDUSTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Specialized REITs	$12,818,934	24.8%
Retail REITs	8,796,154	17.0
Residential REITs	7,496,868	14.5
Office REITs	6,818,015	13.2
Health Care REITs	4,760,983	9.2
Diversified REITs	3,996,688	7.7
Industrial REITs	3,585,700	6.9
Hotel & Resort REITs	2,654,168	5.1
Short-Term Investments	854,550	1.6

Total Investments	$51,782,060	100.0%

1	Long-term investments.

2	The Portfolio’s industry breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The industry classifications presented herein are based on the industry categorization methodology of the Adviser.

7

REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2017	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.3%

REAL ESTATE–98.3%
DIVERSIFIED REITs–7.7%
Armada Hoffler Properties, Inc.	53,600	$832,408
Empire State Realty Trust, Inc.–Class A	37,970	779,524
Gramercy Property Trust	26,024	693,800
Liberty Property Trust	19,150	823,642
Washington Real Estate Investment Trust	27,870	867,314

		3,996,688

HEALTH CARE REITs–9.2%
Healthcare Realty Trust, Inc.	20,910	671,629
Medical Properties Trust, Inc.	58,990	812,882
Sabra Health Care REIT, Inc.	36,140	678,348
Ventas, Inc.	10,310	618,703
Welltower, Inc.	31,040	1,979,421

		4,760,983

HOTEL & RESORT REITs–5.1%
MGM Growth Properties LLC–Class A	17,630	513,914
Park Hotels & Resorts, Inc.	29,200	839,500
RLJ Lodging Trust	34,910	766,973
Summit Hotel Properties, Inc.	35,048	533,781

		2,654,168

INDUSTRIAL REITs–6.9%
Monmouth Real Estate Investment Corp.–Class A	31,620	562,836
Prologis, Inc.	13,890	896,044
Rexford Industrial Realty, Inc.	31,810	927,580
STAG Industrial, Inc.	43,880	1,199,240

		3,585,700

OFFICE REITs–13.2%
Alexandria Real Estate Equities, Inc.	10,280	1,342,465
Boston Properties, Inc.	3,679	478,380
Brandywine Realty Trust	41,450	753,976
Columbia Property Trust, Inc.	33,996	780,208
Corporate Office Properties Trust	16,630	485,596
Hudson Pacific Properties, Inc.	22,230	761,378
Kilroy Realty Corp.	9,940	742,021
Mack-Cali Realty Corp.	21,240	457,935
SL Green Realty Corp.	8,510	858,914
Vornado Realty Trust	2,010	157,142

		6,818,015

RESIDENTIAL REITs–14.5%
American Campus Communities, Inc.	16,280	667,968
American Homes 4 Rent–Class A	46,140	1,007,698
AvalonBay Communities, Inc.	4,540	809,981

Company	Shares	U.S. $ Value

Camden Property Trust	10,260	$944,536
Essex Property Trust, Inc.	5,510	1,329,949
Independence Realty Trust, Inc.	54,610	551,015
Mid-America Apartment Communities, Inc.	10,770	1,083,031
Sun Communities, Inc.	11,885	1,102,690

		7,496,868

RETAIL REITs–17.0%
GGP, Inc.	11,860	277,405
National Retail Properties, Inc.	23,110	996,734
Realty Income Corp.	29,080	1,658,142
Regency Centers Corp.	15,250	1,054,995
Retail Opportunity Investments Corp.	32,070	639,796
Simon Property Group, Inc.	20,470	3,515,518
Urban Edge Properties	25,640	653,564

		8,796,154

SPECIALIZED REITs–24.7%
American Tower Corp.	28,120	4,011,881
Crown Castle International Corp.	22,610	2,509,936
CubeSmart	26,910	778,237
Digital Realty Trust, Inc.	12,740	1,451,086
Equinix, Inc.	5,083	2,303,717
National Storage Affiliates Trust	32,512	886,277
Public Storage	4,200	877,800

		12,818,934

Total Common Stocks (cost $43,978,863)		50,927,510

	Principal Amount (000)
SHORT-TERM INVESTMENTS–1.7%
TIME DEPOSIT–1.7%
State Street Time Deposit 0.12%, 1/02/18 (cost $854,551)	$855	854,551

TOTAL INVESTMENTS–100.0% (cost $44,833,414)		51,782,061
Other assets less liabilities–0.0%		22,560

NET ASSETS–100.0%		$51,804,621

Glossary:

REIT—Real Estate Investment Trust

See notes to financial statements.

8

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2017	AB Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $44,833,414)	$51,782,061
Foreign currencies, at value (cost $8,329)	7,858
Dividends and interest receivable	222,673
Receivable for capital stock sold	9,118

Total assets	52,021,710

LIABILITIES
Payable for capital stock redeemed	76,333
Audit and tax fee payable	51,981
Custody fee payable	24,886
Advisory fee payable	24,081
Administrative fee payable	13,644
Printing fee payable	11,235
Distribution fee payable	3,985
Transfer Agent fee payable	97
Accrued expenses	10,847

Total liabilities	217,089

NET ASSETS	$51,804,621

COMPOSITION OF NET ASSETS
Capital stock, at par	$5,673
Additional paid-in capital	41,904,883
Undistributed net investment income	968,675
Accumulated net realized gain on investment and foreign currency transactions	1,977,214
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	6,948,176

$51,804,621

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$32,883,268	3,609,215	$9.11
B	$18,921,353	2,063,818	$9.17

See notes to financial statements.

9

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2017	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$1,348,521
Affiliated issuers	1,044
Interest	525
Other income	1,207

1,351,297

EXPENSES
Advisory fee (see Note B)	285,906
Distribution fee—Class B	45,908
Transfer agency—Class A	3,659
Transfer agency—Class B	2,005
Custodian	64,686
Administrative	53,585
Audit and tax	51,267
Directors’ fees	28,561
Legal	27,785
Printing	24,710
Miscellaneous	3,366

Total expenses	591,438
Less: expenses waived and reimbursed by the Adviser (see Note E)	(197)

Net expenses	591,241

Net investment income	760,056

REALIZED AND UNREALIZED GAIN ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on investment transactions	2,155,889
Net change in unrealized appreciation/depreciation of:
Investments	387,120
Foreign currency denominated assets and liabilities	586

Net gain on investment and foreign currency transactions	2,543,595

NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,303,651

See notes to financial statements.

10

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$760,056	$947,416
Net realized gain on investment and foreign currency transactions	2,155,889	2,670,848
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	387,706	50,925

Net increase in net assets from operations	3,303,651	3,669,189
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(597,227)	(601,091)
Class B	(287,437)	(228,136)
Net realized gain on investment transactions
Class A	(1,785,451)	(1,722,127)
Class B	(978,421)	(751,170)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(761,253)	2,686,208

Total increase (decrease)	(1,106,138)	3,052,873
NET ASSETS
Beginning of period	52,910,759	49,857,886

End of period (including undistributed net investment income of $968,675 and $1,094,446, respectively)	$51,804,621	$52,910,759

See notes to financial statements.

11

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2017	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Real Estate Investment Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is total return from long-term growth of capital and income. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fifteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

12

AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2017:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$50,927,510		$–0	–	$–0	–	$50,927,510
Short-Term Investments	–0	–	854,551		–0	–	854,551

Total Investments in Securities	50,927,510		854,551		–0	–	51,782,061
Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total(c)	$50,927,510		$854,551		$–0	–	$51,782,061

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the

13

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific

14

AB Variable Products Series Fund

expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2017, the reimbursement for such services amounted to $53,585.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,163 for the year ended December 31, 2017.

Brokerage commissions paid on investment transactions for the year ended December 31, 2017 amounted to $31,699, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2017 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$30,588,409		$33,887,125
U.S. government securities	–0	–	–0	–

15

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$44,859,145

Gross unrealized appreciation	$7,782,882
Gross unrealized depreciation	(859,966)

Net unrealized appreciation	$6,922,916

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2017.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2017, the Portfolio had no securities on loan. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $0 and $1,044 from the borrowers and AB Government Money Market Portfolio, respectively, for the year ended December 31, 2017; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Portfolio in the AB Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of AB Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2017, such waiver amounted to $197. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

16

AB Variable Products Series Fund

A summary of the Portfolio transactions in shares of AB Government Money Market Portfolio for the year ended December 31, 2017 is as follows:

Market Value 12/31/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/17 (000)
$0	$5,886	$5,886	$0

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Class A
Shares sold	209,630	431,092	$1,934,567	$4,165,931
Shares issued in reinvestment of dividends and distributions	270,759	235,620	2,382,678	2,323,218
Shares redeemed	(701,136)	(798,588)	(6,508,769)	(7,520,220)

Net decrease	(220,747)	(131,876)	$(2,191,524)	$(1,031,071)

Class B
Shares sold	347,042	582,138	$3,209,095	$5,543,108
Shares issued in reinvestment of dividends and distributions	142,873	98,621	1,265,858	979,306
Shares redeemed	(326,273)	(300,705)	(3,044,682)	(2,805,135)

Net increase	163,642	380,054	$1,430,271	$3,717,279

At December 31, 2017, certain shareholders of the Portfolio owned 71% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Real Estate Risk—The Portfolio’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

17

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2017.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2017 and December 31, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$1,214,271	$1,278,264
Net long-term capital gains	2,434,265	2,024,260

Total taxable distributions paid	$3,648,536	$3,302,524

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$968,675
Undistributed capital gains	2,002,945
Unrealized appreciation/(depreciation)	6,922,445	(a)

Total accumulated earnings/(deficit)	$9,894,065

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2017, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the tax treatment of partnership investments and the redesignation of dividends resulted in a net decrease in undistributed net investment income and a net increase in accumulated net realized gain on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

18

REAL ESTATE INVESTMENT PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2017		2016		2015	2014	2013
Net asset value, beginning of period	$9.22		$9.08		$10.00	$11.18	$12.25

Income From Investment Operations
Net investment income (a)	.14	(b)	.18	(b)†	.18	.14	.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.44		.56		(.12)	2.39	.24

Net increase in net asset value from operations	.58		.74		.06	2.53	.48

Less: Dividends and Distributions
Dividends from net investment income	(.17)		(.15)		(.15)	(.37)	(.20)
Distributions from net realized gain on investment transactions	(.52)		(.45)		(.83)	(3.34)	(1.35)

Total dividends and distributions	(.69)		(.60)		(.98)	(3.71)	(1.55)

Net asset value, end of period	$9.11		$9.22		$9.08	$10.00	$11.18

Total Return
Total investment return based on net asset value (c)	6.53%		7.76	%†	.80%	25.35%	4.20%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$32,883		$35,294		$35,970	$38,003	$31,576
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.05%		1.08%		1.07%	1.08%	.86%
Expenses, before waivers/reimbursements	1.05%		1.08%		1.07%	1.08%	.86%
Net investment income	1.54	%(b)	1.90	%(b)†	1.91%	1.26%	1.92%
Portfolio turnover rate	59%		77%		67%	67%	98%

See footnote summary on page 20.

19

REAL ESTATE INVESTMENT PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2017		2016		2015	2014	2013
Net asset value, beginning of period	$9.27		$9.14		$10.05	$11.22	$12.28

Income From Investment Operations
Net investment income (a)	.12	(b)	.15	(b)†	.16	.11	.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.45		.56		(.11)	2.40	.18

Net increase in net asset value from operations	.57		.71		.05	2.51	.45

Less: Dividends and Distributions
Dividends from net investment income	(.15)		(.13)		(.13)	(.34)	(.16)
Distributions from net realized gain on investment transactions	(.52)		(.45)		(.83)	(3.34)	(1.35)

Total dividends and distributions	(.67)		(.58)		(.96)	(3.68)	(1.51)

Net asset value, end of period	$9.17		$9.27		$9.14	$10.05	$11.22

Total Return
Total investment return based on net asset value (c)	6.37%		7.38	%†	.66%	24.96%	3.97%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,921		$17,617		$13,888	$13,301	$12,394
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.30%		1.34%		1.33%	1.33%	1.15%
Expenses, before waivers/reimbursements	1.30%		1.34%		1.33%	1.33%	1.15%
Net investment income	1.32	%(b)	1.56	%(b)†	1.67%	1.03%	2.13%
Portfolio turnover rate	59%		77%		67%	67%	98%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived and reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.002	.02%	.02%

20

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Real Estate Investment Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Real Estate Investment Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of AB Real Estate Investment Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2018

21

2017 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2017. For corporate shareholders, 1.51% of dividends paid qualify for the dividends received deduction.

22

REAL ESTATE INVESTMENT
PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Eric J. Franco(2), Vice President Ajit Ketkar(2), Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	Ernst & Young LLP 5 Times Square New York, NY 10036

DISTRIBUTOR	LEGAL COUNSEL
AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

TRANSFER AGENT
AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by its senior management team. Messrs. Franco and Ketkar are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

23

REAL ESTATE INVESTMENT PORTFOLIO
MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 57 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	96	None

INDEPENDENT DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 76 (2005)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	96	Xilinx, Inc. (programmable logic semi-conductors) since 2007

DISINTERESTED DIRECTORS

Michael J. Downey, ## 74 (2005)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	96	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

24

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

William H. Foulk, Jr., ## 85 (1990)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	96	None

Nancy P. Jacklin, ## 69 (2006)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	96	None

Carol C. McMullen, ## 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	96	None

25

REAL ESTATE INVESTMENT PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, ## 65 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee and as Chairman of the Audit Committees of the AB Funds since 2008.	96	None

Earl D. Weiner, ## 78 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	96	None

*	The address for the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

26

AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 57	President and Chief Executive Officer	See biography above.

Eric J. Franco 57	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Ajit Ketkar 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Emilie D. Wrapp 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2013.

Joseph J. Mantineo 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2013.

Phyllis J. Clarke 57	Controller	Vice President of ABIS**, with which she has been associated since prior to 2013.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2013.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the adviser at (800) 227-4618, or visit www.abfunds.com for a free prospectus or SAI.

27

REAL ESTATE INVESTMENT PORTFOLIO
CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Real Estate Investment Portfolio (the “Fund”) at a meeting held on May 2-4, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors

28

AB Variable Products Series Fund

focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a peer group and a peer universe, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

29

REAL ESTATE INVESTMENT PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AB Variable Products Series Fund

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

30

VPS-REI-0151-1217

DEC    12.31.17

ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	SMALL CAP GROWTH PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

SMALL CAP GROWTH PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2018

The following is an update of AB Variable Products Series Fund—Small Cap Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2017.

INVESTMENT OBJECTIVES AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall US market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, “smaller companies” are those that, at the time of investment, fall within the lowest 20% of the total US equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Because the Portfolio’s definition of smaller companies is dynamic, the limits on market capitalization will change with the markets.

The Portfolio may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Portfolio’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Portfolio may invest in foreign securities.

The Portfolio invests primarily in equity securities but may also invest in other types of securities, such as preferred stocks. The Portfolio may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments. The Portfolio may also invest up to 20% of its total assets in rights or warrants.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 2000 Growth Index, for the one-, five- and 10-year periods ended December 31, 2017.

All share classes of the Portfolio outperformed the benchmark for the annual reporting period. Stock selection drove performance relative to the benchmark, led by picks in consumer/commercial services and technology which more than offset the underperformance in energy.

The Portfolio did not utilize derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Equities saw strong gains in 2017, as record corporate profits, improving economic growth and enthusiasm over tax reform propelled US equities. Small-cap growth stocks, while underperforming large-caps, delivered strong absolute performance and outperformed their value peers.

The Portfolio continues to be built from the bottom up, with an emphasis on companies that can deliver fundamental outperformance. Relative valuations for companies with this profile—positive earnings revisions and surprises—remain below the long-term average. Reflecting this bottom-up investment process, the Portfolio’s Senior Investment Management Team continued to find opportunities across most sectors. The Portfolio emphasizes secular firms that have unique growth drivers or company-specific initiatives that would support future earnings growth even in the absence of a material acceleration in economic outlook.

1

SMALL CAP GROWTH PORTFOLIO
DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The Russell 2000® Growth Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000 Growth Index represents the performance of 2,000 small-cap growth companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

SMALL CAP GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2017 (unaudited)	1 Year	5 Years[1]	10 Years[1]
Small Cap Growth Portfolio Class A2	34.12%	15.06%	9.86%
Small Cap Growth Portfolio Class B2	33.78%	14.77%	9.59%
Russell 2000 Growth Index	22.17%	15.21%	9.19%

1   Average annual returns.

2   Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2017, by 0.03%.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.49% and 1.74% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

SMALL CAP GROWTH PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/2007 to 12/31/2017 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Small Cap Growth Portfolio Class A shares (from 12/31/2007 to 12/31/2017) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 2.

3

SMALL CAP GROWTH PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,154.10	$7.11	1.31%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.60	$6.67	1.31%

Class B
Actual	$1,000	$1,152.70	$8.41	1.55%
Hypothetical (5% annual return before expenses)	$1,000	$1,017.39	$7.88	1.55%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

SMALL CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS[1]
December 31, 2017 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
GrubHub, Inc.	$949,196	1.9%
Grand Canyon Education, Inc.	903,358	1.8
Planet Fitness, Inc.	857,369	1.7
Five Below, Inc.	810,563	1.7
Teladoc, Inc.	809,879	1.6
Sleep Number Corp.	792,397	1.6
iRhythm Technologies, Inc.	791,594	1.6
SiteOne Landscape Supply, Inc.	732,485	1.5
Proofpoint, Inc.	722,025	1.5
Vocera Communications, Inc.	717,030	1.5

	$8,085,896	16.4%

SECTOR BREAKDOWN2

December 31, 2017 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$13,434,483	27.1%
Health Care	10,291,492	20.8
Consumer Discretionary	8,819,789	17.8
Industrials	8,677,985	17.5
Financials	3,176,146	6.4
Materials	1,477,584	3.0
Energy	1,284,270	2.6
Consumer Staples	1,250,812	2.5
Telecommunication Services	394,423	0.8
Short-Term Investments	713,694	1.5

Total Investments	$49,520,678	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2017	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.7%

INFORMATION TECHNOLOGY–27.2%
COMMUNICATIONS EQUIPMENT–1.3%
Ciena Corp.(a)	15,260	$319,392
Lumentum Holdings, Inc.(a)	6,516	318,632

		638,024

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.8%
National Instruments Corp.	9,660	402,146

INTERNET SOFTWARE & SERVICES–10.4%
2U, Inc.(a)	10,260	661,873
Cimpress NV(a)(b)	4,966	595,324
CoStar Group, Inc.(a)	1,690	501,845
GrubHub, Inc.(a)(b)	13,220	949,196
LogMeIn, Inc.	6,260	716,770
New Relic, Inc.(a)	8,990	519,352
Q2 Holdings, Inc.(a)	10,633	391,826
Trade Desk, Inc. (The)–Class A(a)(b)	12,183	557,129
Wix.com Ltd.(a)	4,067	234,056

		5,127,371

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–4.4%
Advanced Energy Industries, Inc.(a)	6,960	469,661
Cavium, Inc.(a)	6,300	528,129
Monolithic Power Systems, Inc.	5,481	615,845
Silicon Laboratories, Inc.(a)	6,454	569,888

		2,183,523

SOFTWARE–10.3%
Aspen Technology, Inc.(a)	8,253	546,349
Blackbaud, Inc.	6,158	581,869
Blackline, Inc.(a)	10,501	344,433
Guidewire Software, Inc.(a)	7,883	585,392
HubSpot, Inc.(a)	6,570	580,788
Paylocity Holding Corp.(a)	12,713	599,545
Proofpoint, Inc.(a)	8,130	722,025
RingCentral, Inc.–Class A(a)	13,740	665,016
Take-Two Interactive Software, Inc.(a)	4,172	458,002

		5,083,419

		13,434,483

HEALTH CARE–20.8%
BIOTECHNOLOGY–8.5%
Adamas Pharmaceuticals, Inc.(a)(b)	8,675	293,996
Aimmune Therapeutics, Inc.(a)	7,913	299,270
Audentes Therapeutics, Inc.(a)	6,259	195,594
Avexis, Inc.(a)	2,730	302,129
BeiGene Ltd. (ADR)(a)	2,357	230,326
Biohaven Pharmaceutical Holding Co., Ltd.(a)	8,478	228,736

Company	Shares	U.S. $ Value

Blueprint Medicines Corp.(a)	5,012	$377,955
Clovis Oncology, Inc.(a)	5,640	383,520
Loxo Oncology, Inc.(a)	4,115	346,401
Neurocrine Biosciences, Inc.(a)	3,930	304,929
NuCana PLC (ADR)(a)	13,162	133,068
Prothena Corp. PLC(a)(b)	5,360	200,946
Sage Therapeutics, Inc.(a)	3,336	549,473
TESARO, Inc.(a)(b)	2,258	187,120
Ultragenyx Pharmaceutical, Inc.(a)	4,143	192,152

		4,225,615

HEALTH CARE EQUIPMENT & SUPPLIES–4.8%
iRhythm Technologies, Inc.(a)	14,123	791,594
Nevro Corp.(a)	7,369	508,756
Penumbra, Inc.(a)	6,768	636,869
Tactile Systems Technology, Inc.(a)(b)	14,289	414,095

		2,351,314

HEALTH CARE PROVIDERS & SERVICES–1.6%
Teladoc, Inc.(a)(b)	23,239	809,879

HEALTH CARE TECHNOLOGY–1.5%
Vocera Communications, Inc.(a)	23,727	717,030

LIFE SCIENCES TOOLS & SERVICES–1.2%
ICON PLC(a)	5,282	592,376

PHARMACEUTICALS–3.2%
Aerie Pharmaceuticals, Inc.(a)	4,940	295,165
GW Pharmaceuticals PLC (ADR)(a)(b)	1,628	214,913
Intersect ENT, Inc.(a)	21,280	689,472
Medicines Co. (The)(a)	7,680	209,971
Revance Therapeutics, Inc.(a)	5,196	185,757

		1,595,278

		10,291,492

CONSUMER DISCRETIONARY–17.8%
DISTRIBUTORS–1.3%
Pool Corp.	4,977	645,268

DIVERSIFIED CONSUMER SERVICES–3.1%
Bright Horizons Family Solutions, Inc.(a)	6,965	654,710
Grand Canyon Education, Inc.(a)	10,090	903,358

		1,558,068

HOTELS, RESTAURANTS & LEISURE–5.2%
Buffalo Wild Wings, Inc.(a)	3,082	481,871
Hilton Grand Vacations, Inc.(a)	14,531	609,575
Planet Fitness, Inc.(a)	24,758	857,369
Vail Resorts, Inc.	3,010	639,535

		2,588,350

6

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

INTERNET & DIRECT MARKETING RETAIL–0.9%
Wayfair, Inc.–Class A(a)(b)	5,295	$425,030

MULTILINE RETAIL–1.3%
Ollie’s Bargain Outlet Holdings, Inc.(a)	11,762	626,326

SPECIALTY RETAIL–6.0%
Five Below, Inc.(a)	12,222	810,563
Floor & Decor Holdings, Inc.–Class A(a)	13,581	661,123
Lithia Motors, Inc.–Class A	6,274	712,664
Sleep Number Corp.(a)	21,080	792,397

		2,976,747

		8,819,789

INDUSTRIALS–17.6%
AEROSPACE & DEFENSE–1.8%
Hexcel Corp.	6,034	373,203
Mercury Systems, Inc.(a)	9,630	494,500

		867,703

COMMERCIAL SERVICES & SUPPLIES–1.4%
Advanced Disposal Services, Inc.(a)	6,985	167,221
Tetra Tech, Inc.	10,760	518,094

		685,315

CONSTRUCTION & ENGINEERING–1.3%
Dycom Industries, Inc.(a)	5,943	662,229

INDUSTRIAL CONGLOMERATES–0.8%
Carlisle Cos., Inc.	3,355	381,296

MACHINERY–8.4%
Astec Industries, Inc.	3,580	209,430
Gardner Denver Holdings, Inc.(a)	18,199	617,492
IDEX Corp.	3,842	507,029
John Bean Technologies Corp.	4,800	531,840
Kennametal, Inc.	14,040	679,677
Lincoln Electric Holdings, Inc.	5,909	541,146
Nordson Corp.	3,850	563,640
RBC Bearings, Inc.(a)	3,923	495,867

		4,146,121

ROAD & RAIL–1.2%
Genesee & Wyoming, Inc.–Class A(a)	6,334	498,676
Saia, Inc.(a)	1,335	94,451

		593,127

TRADING COMPANIES & DISTRIBUTORS–2.7%
H&E Equipment Services, Inc.	14,999	609,709
SiteOne Landscape Supply, Inc.(a)	9,550	732,485

		1,342,194

		8,677,985

Company	Shares	U.S. $ Value

FINANCIALS–6.4%
BANKS–3.5%
Pinnacle Financial Partners, Inc.	2,180	$144,534
Sterling Bancorp/DE	19,746	485,752
SVB Financial Group(a)	2,332	545,152
Western Alliance Bancorp(a)	10,012	566,879

		1,742,317

CAPITAL MARKETS–2.9%
Hamilton Lane, Inc.–Class A	9,770	345,760
Houlihan Lokey, Inc.	12,260	556,972
Stifel Financial Corp.	8,917	531,097

		1,433,829

		3,176,146

MATERIALS–3.0%
CHEMICALS–1.6%
Ingevity Corp.(a)	2,180	153,624
PolyOne Corp.	15,112	657,372

		810,996

CONSTRUCTION MATERIALS–1.4%
Summit Materials, Inc.–Class A(a)	21,202	666,588

		1,477,584

ENERGY–2.6%
ENERGY EQUIPMENT & SERVICES–1.6%
Forum Energy Technologies, Inc.(a)	24,198	376,279
Oil States International, Inc.(a)	14,831	419,717

		795,996

OIL, GAS & CONSUMABLE FUELS–1.0%
Matador Resources Co.(a)	15,685	488,274

		1,284,270

CONSUMER STAPLES–2.5%
FOOD & STAPLES RETAILING–1.2%
Chefs’ Warehouse, Inc. (The)(a)	29,989	614,774

FOOD PRODUCTS–1.3%
Freshpet, Inc.(a)(b)	33,564	636,038

		1,250,812

TELECOMMUNICATION SERVICES–0.8%
DIVERSIFIED TELECOMMUNICATION SERVICES–0.8%
Vonage Holdings Corp.(a)	38,783	394,423

Total Common Stocks (cost $34,897,912)		48,806,984

7

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–1.5%
TIME DEPOSIT–1.5%
State Street Time Deposit 0.12%, 1/02/18 (cost $713,694)	$714	$713,694

Total Investments Before Security Lending Collateral for Securities Loaned–100.2% (cost $35,611,606)		49,520,678

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–9.5%
INVESTMENT COMPANIES–9.5%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.12%(c)(d)(e) (cost $4,718,120)	4,718,120	$4,718,120

TOTAL INVESTMENTS–109.7% (cost $40,329,726)		54,238,798
Other assets less liabilities–(9.7)%		(4,804,024)

NET ASSETS–100.0%		$49,434,774

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	Affiliated investments.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

8

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2017	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $35,611,606)	$49,520,678	(a)
Affiliated issuers (cost $4,718,120—investment of cash collateral for securities loaned)	4,718,120
Receivable for investment securities sold	189,285
Receivable for capital stock sold	63,512
Dividends and interest receivable	13,441

Total assets	54,505,036

LIABILITIES
Payable for collateral received on securities loaned	4,718,120
Payable for investment securities purchased	198,995
Advisory fee payable	30,304
Administrative fee payable	13,266
Payable for capital stock redeemed	10,064
Distribution fee payable	4,810
Transfer Agent fee payable	97
Accrued expenses	94,606

Total liabilities	5,070,262

NET ASSETS	$49,434,774

COMPOSITION OF NET ASSETS
Capital stock, at par	$2,948
Additional paid-in capital	32,717,300
Accumulated net investment loss	(85,761)
Accumulated net realized gain on investment transactions	2,891,215
Net unrealized appreciation on investments	13,909,072

	$49,434,774

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$26,038,480	1,485,627	$17.53
B	$23,396,294	1,462,010	$16.00

(a)	Includes securities on loan with a value of $4,558,716 (see Note E).

See notes to financial statements.

9

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2017	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$57,066
Affiliated issuers	20,053
Interest	754
Other income	1,118

78,991

EXPENSES
Advisory fee (see Note B)	309,993
Distribution fee—Class B	43,483
Transfer agency—Class A	3,183
Transfer agency—Class B	2,297
Custodian	83,632
Administrative	52,817
Audit and tax	41,987
Directors’ fees	28,559
Legal	27,210
Printing	16,923
Miscellaneous	3,872

Total expenses	613,956
Less: expenses waived and reimbursed by the Adviser (see Note E)	(3,843)

Net expenses	610,113

Net investment loss	(531,122)

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	5,252,652
Net change in unrealized appreciation/depreciation of investments	7,427,912

Net gain on investment transactions	12,680,564

NET INCREASE IN NET ASSETS FROM OPERATIONS	$12,149,442

See notes to financial statements.

10

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2017		Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(531,122)		$(361,868)
Net realized gain (loss) on investment transactions	5,252,652		(1,414,916)
Net change in unrealized appreciation/depreciation of investments	7,427,912		3,789,769

Net increase in net assets from operations	12,149,442		2,012,985
DISTRIBUTION TO SHAREHOLDERS FROM
Net realized gain on investment transactions
Class A	–0	–	(6,611,826)
Class B	–0	–	(5,758,210)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(213,569)		2,965,494

Total increase (decrease)	11,935,873		(7,391,557)
NET ASSETS
Beginning of period	37,498,901		44,890,458

End of period (including accumulated net investment loss of ($85,761) and ($345), respectively)	$49,434,774		$37,498,901

See notes to financial statements.

11

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2017	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Small Cap Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fifteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

Effective February 1, 2013, the Portfolio was closed to new investors except that Contractholders of variable products with investment options that included the Portfolio as of January 31, 2013, may continue to purchase shares of the Portfolio in accordance with the procedures for the purchase of shares in the prospectus of the separate account in which they invest, including through reinvestment of dividends and capital gains distributions. Effective August 10, 2015, the Portfolio reopened to new investors.

The Portfolio may (i) make additional exceptions that, in the Adviser’s judgment, do not adversely affect the Adviser’s ability to manage the Portfolio; (ii) reject any investment or refuse any exception, including those detailed above, that the Adviser believes will adversely affect its ability to manage the Portfolio; and (iii) close and/or reopen the Portfolio to new or existing Contractholders at any time.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or

12

AB Variable Products Series Fund

more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

13

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2017:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$48,806,984		$–0	–	$–0	–	$48,806,984
Short-Term Investments	–0	–	713,694		–0	–	713,694
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	4,718,120		–0	–	–0	–	4,718,120

Total Investments in Securities	53,525,104		713,694		–0	–	54,238,798
Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total(c)	$53,525,104		$713,694		$–0	–	$54,238,798

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid.

14

AB Variable Products Series Fund

Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2017, the reimbursement for such services amounted to $52,817.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,163 for the year ended December 31, 2017.

Brokerage commissions paid on investment transactions for the year ended December 31, 2017 amounted to $24,783, of which $12 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average

15

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2017 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$28,122,511		$28,864,953
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$41,195,958

Gross unrealized appreciation	14,392,877
Gross unrealized depreciation	(1,350,037)

Net unrealized appreciation	$13,042,840

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2017.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement

16

AB Variable Products Series Fund

time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2017, the Portfolio had securities on loan with a value of $4,558,716 and had received cash collateral which has been invested into AB Government Money Market Portfolio of $4,718,120. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $0 and $20,053 from the borrowers and AB Government Money Market Portfolio, respectively, for the year ended December 31, 2017; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Portfolio in the AB Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of AB Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2017, such waiver amounted to $3,843. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

A summary of the Portfolio transactions in shares of AB Government Money Market Portfolio for the year ended December 31, 2017 is as follows:

Market Value 12/31/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/17 (000)
$2,326	$24,712	$22,320	$4,718

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2017		Year Ended December 31, 2016
Class A
Shares sold	75,951		72,529	$1,157,881		$1,034,598
Shares issued in reinvestment of distributions	–0	–	523,917	–0	–	6,611,826
Shares redeemed	(305,172)		(327,926)	(4,557,787)		(4,827,919)

Net increase (decrease)	(229,221)		268,520	$(3,399,906)		$2,818,505

Class B
Shares sold	543,353		154,832	$7,927,078		$2,038,448
Shares issued in reinvestment of distributions	–0	–	498,115	–0	–	5,758,210
Shares redeemed	(343,471)		(608,767)	(4,740,741)		(7,649,669)

Net increase	199,882		44,180	$3,186,337		$146,989

At December 31, 2017, certain shareholders of the Portfolio owned 87% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

17

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2017.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2017 and December 31, 2016 were as follows:

	2017		2016
Distributions paid from:
Net long-term capital gains	$–0	–	$12,370,036

Total taxable distributions	$–0	–	$12,370,036

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$3,671,689	(a)
Unrealized appreciation/(depreciation)	13,042,840	(b)

Total accumulated earnings/(deficit)	$16,714,529

(a)	During the fiscal year, the Portfolio utilized $1,139,598 of capital loss carry forwards to offset current year net realized gains.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of passive foreign investment companies (PFICs).

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2017, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the tax treatment of passive foreign investment companies (PFICs), the disallowance of a net operating loss, and the offset of net operating loss to realized capital gain/loss resulted in a net decrease in accumulated net investment loss, a net decrease in accumulated net realized gain on investments, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

18

SMALL CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2017		2016		2015	2014	2013
Net asset value, beginning of period	$13.07		$17.31		$20.97	$23.47	$18.96

Income From Investment Operations
Net investment loss(a)	(.18	)(b)	(.12	)(b)†	(.19)	(.15)	(.21)
Net realized and unrealized gain (loss) on investment transactions	4.64		1.05		.18	(.30)	8.30

Net increase (decrease) in net asset value from operations	4.46		.93		(.01)	(.45)	8.09

Less: Distributions
Distributions from net realized gain on investment transactions	–0	–	(5.17)		(3.65)	(2.05)	(3.58)

Net asset value, end of period	$17.53		$13.07		$17.31	$20.97	$23.47

Total Return
Total investment return based on net asset value(c)*	34.12%		6.46	%†	(1.25)%	(1.81)%	45.66%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,039		$22,405		$25,033	$28,055	$33,510
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.38%		1.48%		1.31%	1.11%	1.17%
Expenses, before waivers/reimbursements(d)	1.38%		1.49%		1.31%	1.11%	1.17%
Net investment loss	(1.19	)%(b)	(.83	)%(b)†	(.92)%	(.67)%	(.96)%
Portfolio turnover rate	69%		60%		72%	84%	81%

See footnote summary on page 20.

19

SMALL CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2017		2016		2015	2014	2013
Net asset value, beginning of period	$11.96		$16.30		$20.00	$22.54	$18.36

Income From Investment Operations
Net investment loss(a)	(.20	)(b)	(.15	)(b)†	(.22)	(.19)	(.25)
Net realized and unrealized gain (loss) on investment transactions	4.24		.98		.17	(.30)	8.01

Net increase (decrease) in net asset value from operations	4.04		.83		(.05)	(.49)	7.76

Less: Distributions
Distributions from net realized gain on investment transactions	–0	–	(5.17)		(3.65)	(2.05)	(3.58)

Net asset value, end of period	$16.00		$11.96		$16.30	$20.00	$22.54

Total Return
Total investment return based on net asset value(c)*	33.78%		6.22	%†	(1.53)%	(2.08)%	45.33%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23,396		$15,094		$19,857	$59,763	$38,128
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.61%		1.73%		1.48%	1.34%	1.43%
Expenses, before waivers/reimbursements(d)	1.62%		1.74%		1.48%	1.34%	1.43%
Net investment loss	(1.42	)%(b)	(1.08	)%(b)†	(1.10)%	(.89)%	(1.21)%
Portfolio turnover rate	69%		60%		72%	84%	81%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived and reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the year ended December 31, 2017, such waiver amounted to 0.01% for the Portfolio.

†	For the year ended December 31, 2016 the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.004	.03%	.03%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2017, December 31, 2016, December 31, 2015, December 31, 2014 and December 31, 2013 by 0.03%, 0.08%, 0.02%, 0.01% and 0.23%, respectively.

20

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Small Cap Growth Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Small Cap Growth Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of AB Small Cap Growth Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2018

21

SMALL CAP GROWTH PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Bruce K. Aronow(2), Vice President N. Kumar Kirpalani(2), Vice President Samantha S. Lau(2), Vice President Wen-Tse Tseng(2), Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Small Cap Growth Investment Team. Messrs. Aronow, Kirpalani and Tseng, and Ms. Lan, members of the Adviser’s Small Cap Growth Investment Team, are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

22

SMALL CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 57 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	96	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 76 (2005)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	96	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey, ## 74 (2005)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	96	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

23

SMALL CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

William H. Foulk, Jr., ## 85 (1990)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	96	None

Nancy P. Jacklin, ## 69 (2006)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	96	None

Carol C. McMullen, ## 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	96	None

24

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, ## 65 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	96	None

Earl D. Weiner, ## 78 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	96	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

25

SMALL CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 57	President and Chief Executive Officer	See biography above.

Bruce K. Aronow 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

N. Kumar Kirpalani 64	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Samantha S. Lau 45	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2013.

Wen-Tse Tseng 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Emilie D. Wrapp 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2013.

Joseph J. Mantineo 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2013.

Phyllis J. Clarke 57	Controller	Vice President of ABIS**, with which she has been associated since prior to 2013.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2013.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www. abfunds.com, for a free prospectus or SAI.

26

SMALL CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Small Cap Growth Portfolio (the “Fund”) at a meeting held on May 2-4, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous

27

SMALL CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AB Variable Products Series Fund

factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a peer group and a peer universe, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors compared the advisory fee rate for the Fund with that for another AB Fund with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund would be paid for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

28

AB Variable Products Series Fund

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

29

VPS-SCG-0151-1217

DEC    12.31.17

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	SMALL/MID CAP VALUE PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

SMALL/MID CAP VALUE PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2018

The following is an update of AB Variable Products Series Fund—Small/Mid Cap Value Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2017.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization US companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of small- to mid-capitalization companies. Because the Portfolio’s definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. The Portfolio invests in companies that are determined by the Adviser to be undervalued, using the Adviser’s fundamental value approach. In selecting securities for the Portfolio’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may invest in securities issued by non-US companies.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its primary benchmark, the Russell 2500 Value Index, in addition to the Russell 2500 Index, which represents small/mid-cap stocks, for the one-, five- and 10-year periods ended December 31, 2017.

All share classes of the Portfolio outperformed the primary benchmark but underperformed the broader Russell 2500 Index for the annual period. Stock selection in the financials, consumer discretionary, materials and health care sectors as well as overweight positions in technology and consumer discretionary, and an underweight position in real estate, were the primary contributors to performance relative to the benchmark. Stock selection in the technology and real estate sectors and an overweight position in energy detracted.

The Portfolio did not utilize derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

The annual period ended December 31, 2017 marked one of the strongest years for global stock market performance since the 2008 financial crisis. Emerging-market equities outperformed, followed by non-US stocks. Large-cap stocks outperformed their small-cap peers, and growth outperformed value, in terms of style.

Equity performance was driven by strong economic data, synchronized global growth and robust corporate earnings. Investor enthusiasm was tempered early in the period by questions around the timeliness of the Trump administration’s pro-growth agenda and concerns regarding the election cycle in Europe. Geopolitical tensions and a significant decline in the price of oil weighed on the market midperiod. However, global growth trends proved strong and oil rallied back to two-and-a-half-year highs, pushing stocks higher, especially in emerging markets. In December, tax reform was passed in the US Congress, buoying market sentiment globally.

The Portfolio’s Senior Investment Management Team (the “Team”) seeks to invest opportunistically in what it believes are undervalued companies with solid fundamentals, without sacrificing the Portfolio’s deep value discipline. The Portfolio’s emphasis continues to be at the stock-specific level, as the Team looks for companies that offer compelling valuation, strong free cash flow and significant company-level catalysts.

1

SMALL/MID CAP VALUE PORTFOLIO
DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The Russell 2500® Value Index and the Russell 2500® Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index represents the performance of 2,500 small- to mid-cap value companies within the US. The Russell 2500 Index represents the performance of 2,500 small- to mid-cap cap companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as value, may underperform the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

SMALL/MID CAP VALUE PORTFOLIO
HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2017 (unaudited)	1 Year	5 Years[1]	10 Years[1]
Small/Mid Cap Value Portfolio Class A2	13.15%	15.06%	9.87%
Small/Mid Cap Value Portfolio Class B2	12.85%	14.77%	9.60%
Primary benchmark: Russell 2500 Value Index	10.36%	13.27%	8.82%
Russell 2500 Index	16.81%	14.33%	9.22%
1 Average annual returns.

2   Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2017, by 0.11%.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.83% and 1.08% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

SMALL/MID CAP VALUE PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/2007 TO 12/31/2017 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in the Small/Mid Cap Value Portfolio Class A shares (from 12/31/2007 to 12/31/2017) as compared to the performance of the Portfolio’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 2.

3

SMALL/MID CAP VALUE PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,116.10	$4.32	0.81%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.12	$4.13	0.81%

Class B
Actual	$1,000	$1,114.60	$5.65	1.06%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.86	$5.40	1.06%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

SMALL/MID CAP VALUE PORTFOLIO
TEN LARGEST HOLDINGS[1]
December 31, 2017 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
CalAtlantic Group, Inc.	$12,484,182	1.8%
Reinsurance Group of America, Inc.—Class A	12,383,961	1.8
Alcoa Corp.	11,429,598	1.6
Zions Bancorporation	11,338,648	1.6
HollyFrontier Corp.	10,853,006	1.5
Huntington Bancshares, Inc./OH	10,742,659	1.5
Comerica, Inc.	10,168,055	1.4
American Financial Group, Inc./OH	9,681,768	1.4
Quanta Services, Inc.	9,680,312	1.4
RPC, Inc.	9,669,998	1.4

	$108,432,187	15.4%

SECTOR BREAKDOWN2

December 31, 2017 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$142,767,598	20.3%
Industrials	128,286,676	18.2
Consumer Discretionary	112,214,402	15.9
Information Technology	109,124,932	15.5
Energy	60,681,596	8.6
Real Estate	34,205,956	4.8
Materials	34,000,964	4.8
Health Care	30,069,947	4.3
Utilities	27,559,747	3.9
Consumer Staples	12,506,597	1.8
Short-Term Investments	13,467,620	1.9

Total Investments	$704,886,035	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2017	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.3%

FINANCIALS–20.3%
BANKS–11.6%
Associated Banc-Corp.	326,170	$8,284,718
BankUnited, Inc.	153,230	6,239,526
Comerica, Inc.	117,130	10,168,055
Fulton Financial Corp.	351,200	6,286,480
Huntington Bancshares, Inc./OH	737,820	10,742,659
Synovus Financial Corp.	149,070	7,146,416
Texas Capital Bancshares, Inc.(a)	80,570	7,162,673
Umpqua Holdings Corp.	266,950	5,552,560
Webster Financial Corp.	152,352	8,556,089
Zions Bancorporation	223,070	11,338,648

		81,477,824

CONSUMER FINANCE–0.5%
OneMain Holdings, Inc.(a)	140,680	3,656,273

INSURANCE–7.2%
American Financial Group, Inc./OH	89,200	9,681,768
First American Financial Corp.	123,880	6,942,235
Hanover Insurance Group, Inc. (The)	40,240	4,349,139
Old Republic International Corp.	335,900	7,181,542
Reinsurance Group of America, Inc.–Class A	79,420	12,383,961
Selective Insurance Group, Inc.	110,430	6,482,241
Validus Holdings Ltd.	80,112	3,758,855

		50,779,741

THRIFTS & MORTGAGE FINANCE–1.0%
Essent Group Ltd.(a)	157,848	6,853,760

		142,767,598

INDUSTRIALS–18.2%
AEROSPACE & DEFENSE–0.6%
Esterline Technologies Corp.(a)	57,390	4,287,033

AIR FREIGHT & LOGISTICS–0.9%
Atlas Air Worldwide Holdings, Inc.(a)	107,610	6,311,326

AIRLINES–1.8%
Hawaiian Holdings, Inc.	79,387	3,163,572
SkyWest, Inc.	178,080	9,456,048

		12,619,620

COMMERCIAL SERVICES & SUPPLIES–1.6%
ABM Industries, Inc.	103,540	3,905,529
Steelcase, Inc.–Class A	469,244	7,132,509

		11,038,038

CONSTRUCTION & ENGINEERING–4.1%
AECOM(a)	206,065	7,655,315
Granite Construction, Inc.	99,020	6,280,838
Quanta Services, Inc.(a)	247,515	9,680,312

Company	Shares	U.S. $ Value

Tutor Perini Corp.(a)	204,080	$5,173,428

		28,789,893

ELECTRICAL EQUIPMENT–2.4%
EnerSys	127,310	8,864,595
Regal Beloit Corp.	101,230	7,754,218

		16,618,813

MACHINERY–3.4%
Oshkosh Corp.	92,640	8,420,050
SPX FLOW, Inc.(a)	163,370	7,768,243
Terex Corp.	161,760	7,800,067

		23,988,360

ROAD & RAIL–2.5%
Ryder System, Inc.	105,256	8,859,398
Werner Enterprises, Inc.	235,160	9,088,934

		17,948,332

TRADING COMPANIES & DISTRIBUTORS–0.9%
MRC Global, Inc.(a)	395,110	6,685,261

		128,286,676

CONSUMER DISCRETIONARY–16.0%
AUTO COMPONENTS–3.8%
Cooper-Standard Holdings, Inc.(a)	68,249	8,360,503
Dana, Inc.	301,920	9,664,459
Lear Corp.	27,497	4,857,620
Tenneco, Inc.	68,760	4,025,210

		26,907,792

DIVERSIFIED CONSUMER SERVICES–1.9%
Houghton Mifflin Harcourt Co.(a)	446,125	4,148,962
Sotheby’s(a)	181,690	9,375,204

		13,524,166

HOTELS, RESTAURANTS & LEISURE–2.0%
Bloomin’ Brands, Inc.	385,569	8,228,043
Brinker International, Inc.(b)	153,542	5,963,571

		14,191,614

HOUSEHOLD DURABLES–2.6%
CalAtlantic Group, Inc.	221,390	12,484,182
PulteGroup, Inc.	159,350	5,298,388

		17,782,570

MEDIA–0.7%
Scholastic Corp.	120,730	4,842,480

SPECIALTY RETAIL–3.3%
Burlington Stores, Inc.(a)	38,277	4,709,219
Caleres, Inc.	155,575	5,208,651
Michaels Cos., Inc. (The)(a)	366,430	8,863,942
Signet Jewelers Ltd.(b)	78,960	4,465,188

		23,247,000

6

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

TEXTILES, APPAREL & LUXURY GOODS–1.7%
Crocs, Inc.(a)	495,140	$6,258,570
Deckers Outdoor Corp.(a)	68,040	5,460,210

		11,718,780

		112,214,402

INFORMATION TECHNOLOGY–15.5%
COMMUNICATIONS EQUIPMENT–1.6%
Finisar Corp.(a)	223,790	4,554,126
Infinera Corp.(a)	433,132	2,741,726
NETGEAR, Inc.(a)	64,657	3,798,599

		11,094,451

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–4.3%
Anixter International, Inc.(a)	85,440	6,493,440
Avnet, Inc.	191,530	7,588,419
CDW Corp./DE	122,140	8,487,508
VeriFone Systems, Inc.(a)	429,500	7,606,445

		30,175,812

IT SERVICES–4.4%
Amdocs Ltd.	109,360	7,160,893
Booz Allen Hamilton Holding Corp.	251,965	9,607,425
Convergys Corp.	209,274	4,917,939
Genpact Ltd.	298,790	9,483,595

		31,169,852

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.7%
Cypress Semiconductor Corp.	493,670	7,523,531
Integrated Device Technology, Inc.(a)	78,790	2,342,426
Mellanox Technologies Ltd.(a)	83,760	5,419,272
Qorvo, Inc.(a)	61,440	4,091,904

		19,377,133

SOFTWARE–1.2%
Verint Systems, Inc.(a)	194,220	8,128,107

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.3%
NCR Corp.(a)	270,067	9,179,577

		109,124,932

ENERGY–8.6%
ENERGY EQUIPMENT & SERVICES–3.2%
Helix Energy Solutions Group, Inc.(a)	260,700	1,965,678
Helmerich & Payne, Inc.(b)	67,180	4,342,515
Oil States International, Inc.(a)	233,170	6,598,711
RPC, Inc.(b)	378,770	9,669,998

		22,576,902

Company	Shares	U.S. $ Value

OIL, GAS & CONSUMABLE FUELS–5.4%
HollyFrontier Corp.	211,890	$10,853,006
Oasis Petroleum, Inc.(a)	608,960	5,121,354
QEP Resources, Inc.(a)	820,590	7,853,046
SM Energy Co.	353,780	7,811,463
SRC Energy, Inc.(a)	758,010	6,465,825

		38,104,694

		60,681,596

REAL ESTATE–4.9%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)–4.9%
American Campus Communities, Inc.	120,600	4,948,218
Education Realty Trust, Inc.	177,530	6,199,348
Empire State Realty Trust, Inc.–Class A	355,891	7,306,442
Gramercy Property Trust	323,348	8,620,458
STAG Industrial, Inc.	260,940	7,131,490

		34,205,956

MATERIALS–4.8%
CHEMICALS–2.0%
Ingevity Corp.(a)	39,700	2,797,659
Orion Engineered Carbons SA	70,000	1,792,000
Trinseo SA	132,290	9,604,254

		14,193,913

CONTAINERS & PACKAGING–1.2%
Graphic Packaging Holding Co.	542,230	8,377,453

METALS & MINING–1.6%
Alcoa Corp.(a)	212,170	11,429,598

		34,000,964

HEALTH CARE–4.3%
HEALTH CARE PROVIDERS & SERVICES–3.0%
LifePoint Health, Inc.(a)	148,095	7,375,131
Molina Healthcare, Inc.(a)	93,720	7,186,449
WellCare Health Plans, Inc.(a)	33,179	6,672,629

		21,234,209

LIFE SCIENCES TOOLS & SERVICES–1.3%
ICON PLC(a)	78,785	8,835,738

		30,069,947

UTILITIES–3.9%
ELECTRIC UTILITIES–2.7%
Alliant Energy Corp.	158,798	6,766,383
PNM Resources, Inc.	151,690	6,135,860
Portland General Electric Co.	140,420	6,400,344

		19,302,587

GAS UTILITIES–0.5%
Southwest Gas Holdings, Inc.	44,330	3,567,678

7

SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

MULTI-UTILITIES–0.7%
Black Hills Corp.	78,015	$4,689,482

		27,559,747

CONSUMER STAPLES–1.8%
BEVERAGES–1.0%
Cott Corp.	415,839	6,927,878

FOOD PRODUCTS–0.8%
Ingredion, Inc.	39,905	5,578,719

		12,506,597

Total Common Stocks (cost $521,525,311)		691,418,415

	Principal Amount (000)
SHORT-TERM INVESTMENTS–1.9%
TIME DEPOSIT–1.9%
State Street Time Deposit 0.12%, 1/02/18 (cost $13,467,620)	$13,468	13,467,620

Company	Shares	U.S. $ Value

Total Investments Before Security Lending Collateral For Securities Loaned–100.2% (cost $534,992,931)		$704,886,035

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–2.6%
INVESTMENT COMPANIES–2.6%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.12%(c)(d)(e) (cost $18,302,352)	18,302,352	18,302,352

TOTAL INVESTMENTS–102.8% (cost $553,295,283)		723,188,387
Other assets less liabilities–(2.8)%		(20,035,262)

NET ASSETS–100.0%		$703,153,125

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

See notes to financial statements.

8

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2017	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $534,992,931)	$704,886,035	(a)
Affiliated issuers (cost $18,302,352—investment of cash collateral for securities loaned)	18,302,352
Cash	11,881
Dividends and interest receivable	780,348
Receivable for capital stock sold	153,389

Total assets	724,134,005

LIABILITIES
Payable for collateral received on securities loaned	18,302,352
Payable for investment securities purchased	1,308,887
Payable for capital stock redeemed	675,423
Advisory fee payable	445,988
Distribution fee payable	100,095
Administrative fee payable	13,644
Transfer Agent fee payable	97
Directors’ fees payable	66
Accrued expenses	134,328

Total liabilities	20,980,880

NET ASSETS	$703,153,125

COMPOSITION OF NET ASSETS
Capital stock, at par	$32,635
Additional paid-in capital	478,109,974
Undistributed net investment income	2,188,993
Accumulated net realized gain on investment transactions	52,928,419
Net unrealized appreciation on investments	169,893,104

	$703,153,125

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$233,652,344	10,775,591	$21.68
B	$469,500,781	21,858,980	$21.48

(a)	Includes securities on loan with a value of $17,790,349 (see Note E).

See notes to financial statements.

9

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2017	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $9,284)	$8,531,794
Affiliated issuers	127,154
Interest	12,226
Securities lending income	56,925
Other income	12,094

8,740,193

EXPENSES
Advisory fee (see Note B)	5,108,548
Distribution fee—Class B	1,143,259
Transfer agency—Class A	2,482
Transfer agency—Class B	5,059
Custodian	125,712
Printing	104,266
Administrative	53,585
Legal	51,649
Audit and tax	48,848
Directors’ fees	28,621
Miscellaneous	24,323

Total expenses	6,696,352
Less: expenses waived and reimbursed by the Adviser (see Note E)	(24,210)

Net expenses	6,672,142

Net investment income	2,068,051

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	54,025,680
Net change in unrealized appreciation/depreciation of investments	27,557,556

Net gain on investment transactions	81,583,236

NET INCREASE IN NET ASSETS FROM OPERATIONS	$83,651,287

See notes to financial statements.

10

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$2,068,051	$2,177,202
Net realized gain on investment transactions	54,025,680	33,828,949
Net change in unrealized appreciation/depreciation of investments	27,557,556	100,194,268

Net increase in net assets from operations	83,651,287	136,200,419
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(1,018,430)	(1,217,914)
Class B	(1,111,760)	(1,419,838)
Net realized gain on investment transactions
Class A	(10,952,926)	(11,442,879)
Class B	(22,632,252)	(23,345,088)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(31,401,524)	9,581,222

Total increase	16,534,395	108,355,922
NET ASSETS
Beginning of period	686,618,730	578,262,808

End of period (including undistributed net investment income of $2,188,993 and $2,251,132, respectively)	$703,153,125	$686,618,730

See notes to financial statements.

11

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2017	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Small/Mid Cap Value Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fifteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

12

AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2017:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$691,418,415		$–0	–	$–0	–	$691,418,415
Short-Term Investments	–0	–	13,467,620		–0	–	13,467,620
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	18,302,352		–0	–	–0	–	18,302,352

Total Investments in Securities	709,720,767		13,467,620		–0	–	723,188,387
Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total(c)	$709,720,767		$13,467,620		$–0	–	$723,188,387

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

13

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

14

AB Variable Products Series Fund

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2017, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2017, the reimbursement for such services amounted to $53,585.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,163 for the year ended December 31, 2017.

Brokerage commissions paid on investment transactions for the year ended December 31, 2017 amounted to $305,042, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

15

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2017 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$224,541,084		$281,166,490
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$554,121,764

Gross unrealized appreciation	$185,892,111
Gross unrealized depreciation	(16,825,488)

Net unrealized appreciation	$169,066,623

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2017.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2017, the Portfolio had securities on loan with a value of $17,790,349 and had received cash collateral which has been invested into AB Government Money Market Portfolio of $18,302,352. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $56,925 and $127,154 from the borrowers and AB Government Money

16

AB Variable Products Series Fund

Market Portfolio, respectively, for the year ended December 31, 2017; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Portfolio in the AB Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of AB Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2017, such waiver amounted to $24,210. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

A summary of the Portfolio transactions in shares of AB Government Money Market Portfolio for the year ended December 31, 2017 is as follows:

Market Value 12/31/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/17 (000)
$13,941	$206,130	$201,769	$18,302

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Class A
Shares sold	1,291,766	1,402,219	$26,552,466	$25,871,037
Shares issued in reinvestment of dividends and distributions	629,078	699,491	11,971,356	12,660,794
Shares redeemed	(2,537,276)	(1,778,375)	(51,958,746)	(32,173,563)

Net increase (decrease)	(616,432)	323,335	$(13,434,924)	$6,358,268

Class B
Shares sold	2,296,542	2,989,902	$46,650,675	$55,494,983
Shares issued in reinvestment of dividends and distributions	1,258,294	1,378,894	23,744,012	24,764,927
Shares redeemed	(4,333,856)	(4,293,372)	(88,361,287)	(77,036,956)

Net increase (decrease)	(779,020)	75,424	$(17,966,600)	$3,222,954

At December 31, 2017, certain shareholders of the Portfolio owned 70% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

17

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2017.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2017 and December 31, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$2,130,190	$3,624,690
Net long-term capital gains	33,585,178	33,801,029

Total taxable distributions	$35,715,368	$37,425,719

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,037,079
Undistributed net capital gain	53,754,900
Unrealized appreciation/(depreciation)	169,066,623	(a)

Total accumulated earnings/(deficit)	$224,858,602	(b)

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.
(b)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of deferred dividends from real estate investment trust (REITs).

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2017, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions or additional paid-in capital.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

18

SMALL/MID CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2017		2016		2015	2014	2013
Net asset value, beginning of period	$20.29		$17.29		$21.95	$22.89	$17.67

Income From Investment Operations
Net investment income (a)	.10	(b)	.10	(b)†	.11	.17	.16
Net realized and unrealized gain (loss) on investment transactions	2.41		4.09		(1.11)	1.82	6.41

Net increase (decrease) in net asset value from operations	2.51		4.19		(1.00)	1.99	6.57

Less: Dividends and Distributions
Dividends from net investment income	(.09)		(.11)		(.17)	(.17)	(.13)
Distributions from net realized gain on investment transactions	(1.03)		(1.08)		(3.49)	(2.76)	(1.22)

Total dividends and distributions	(1.12)		(1.19)		(3.66)	(2.93)	(1.35)

Net asset value, end of period	$21.68		$20.29		$17.29	$21.95	$22.89

Total Return
Total investment return based on net asset value (c)	13.15	%*	25.09	%†	(5.49)%	9.20%	38.06%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$233,652		$231,197		$191,388	$211,680	$217,146
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (d)	.81%		.82%		.82%	.82%	.81%
Expenses, before waivers/reimbursements (d)	.82%		.83%		.82%	.82%	.81%
Net investment income	.47	%(b)	.53	%(b)†	.56%	.75%	.77%
Portfolio turnover rate	33%		57%		42%	45%	56%

See footnote summary on page 20.

19

SMALL/MID CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2017		2016		2015	2014	2013
Net asset value, beginning of period	$20.12		$17.15		$21.79	$22.74	$17.58

Income From Investment Operations
Net investment income (a)	.05	(b)	.05	(b)†	.06	.11	.11
Net realized and unrealized gain (loss) on investment transactions	2.39		4.06		(1.09)	1.81	6.36

Net increase (decrease) in net asset value from operations	2.44		4.11		(1.03)	1.92	6.47

Less: Dividends and Distributions
Dividends from net investment income	(.05)		(.06)		(.12)	(.11)	(.09)
Distributions from net realized gain on investment transactions	(1.03)		(1.08)		(3.49)	(2.76)	(1.22)

Total dividends and distributions	(1.08)		(1.14)		(3.61)	(2.87)	(1.31)

Net asset value, end of period	$21.48		$20.12		$17.15	$21.79	$22.74

Total Return
Total investment return based on net asset value (c)	12.85	%*	24.79	%†	(5.69)%	8.95%	37.63%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$469,501		$455,422		$386,875	$447,378	$472,677
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (d)	1.06%		1.07%		1.07%	1.07%	1.06%
Expenses, before waivers/reimbursements (d)	1.07%		1.08%		1.07%	1.07%	1.06%
Net investment income	.22	%(b)	.28	%(b)†	.31%	.49%	.51%
Portfolio turnover rate	33%		57%		42%	45%	56%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived and reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bear proportionate shares of the acquired fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the year ended December 31, 2017 and year ended December 31, 2016, such waiver amounted to less than .005% for the Portfolio.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.001	.003%	.003%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2017 and December 31, 2013 by 0.11 and 0.01%, respectively.

See notes to financial statements.

20

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Small/Mid Cap Value Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Small/Mid Cap Value Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of AB Small/Mid Cap Value Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2018

21

2017 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2017. For corporate shareholders, 100.00% of dividends paid qualify for the dividends received deduction.

22

SMALL/MID CAP VALUE PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Joseph G. Paul(2), Vice President James W. MacGregor(2), Vice President Shri Singhvi(2) , Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Small/Mid-Cap Value Senior Investment Management Team. Messrs. Paul, MacGregor and Singhvi are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

23

SMALL/MID CAP VALUE PORTFOLIO
MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith# 1345 Avenue of the Americas New York, NY 10105 57 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he has been associated since prior to 2004.	96	None

INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.## Chairman of the Board 76 (2005)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	96	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey## 74 (2005)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	96	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

24

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

William H. Foulk, Jr.## 85 (1990)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	96	None

Nancy P. Jacklin## 69 (2006)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002– May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	96	None

Carol C. McMullen## 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	96	None

25

SMALL/MID CAP VALUE PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Garry L. Moody## 65 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardiQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	96	None

Earl D. Weiner## 78 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	96	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

26

AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 57	President and Chief Executive Officer	See biography above.

Joseph G. Paul 58	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

James W. MacGregor 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Shri Singhvi 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Emilie D. Wrapp 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI **, with which she has been associated since prior to 2013.

Joseph J. Mantineo 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2013.

Phyllis J. Clarke 57	Controller	Vice President of ABIS**, with which she has been associated since prior to 2013.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2013.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618 or visit www.abfunds.com, for a free prospectus or SAI.

27

SMALL/MID CAP VALUE PORTFOLIO
CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Small/Mid Cap Value Portfolio (the “Fund”) at a meeting held on May 2-4, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous

28

AB Variable Products Series Fund

factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a peer group and a peer universe, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another AB Fund with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

29

SMALL/MID CAP VALUE PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AB Variable Products Series Fund

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

30

VPS-SMCV-0151-1217

DEC    12.31.17

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	VALUE PORTFOLIO

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

VALUE PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2018

The following is an update of AB Variable Products Series Fund—Value Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2017.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of US companies with relatively large market capitalizations that the Adviser believes are undervalued. The Portfolio invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may invest in securities of non-US issuers.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its primary benchmark, the Russell 1000 Value Index, and the broad US stock market, as represented by the Standard and Poor’s (“S&P”) 500 Index, for the one-, five- and 10-year periods ended December 31, 2017.

All share classes of the Portfolio underperformed the primary benchmark for the annual period. Security selection in the health care, consumer staples and technology sectors, as well as an underweight position in materials, detracted from performance relative to the benchmark. However, security selection in the consumer discretionary, industrials and energy sectors, as well as an overweight in technology, contributed to returns.

The Portfolio did not utilize derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

The annual period ended December 31, 2017 marked one of the strongest years for global stock market performance since the 2008 financial crisis. Emerging-market equities outperformed, followed by non-US stocks. Large-cap stocks outperformed their small-cap peers, and growth outperformed value, in terms of style.

Equity performance was driven by strong economic data, synchronized global growth and robust corporate earnings. Investor enthusiasm was tempered early in the period by questions around the timeliness of the Trump administration’s pro-growth agenda and concerns regarding the election cycle in Europe. Geopolitical tensions and a significant decline in the price of oil weighed on the market midperiod. However, global growth trends proved strong and oil rallied back to two-and-a-half-year highs, pushing stocks higher, especially in emerging markets. In December, tax reform was passed in the US Congress, buoying market sentiment globally.

The Portfolio has remained focused on attractively valued opportunities, which are widespread across most industry sectors and regions. The Portfolio’s Senior Investment Management Team prefers companies with robust cash flow generation and strong balance sheets, whose stocks are trading at a deep valuation discount.

1

VALUE PORTFOLIO
DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The Russell 1000® Value Index and the S&P® 500 Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of 1,000 large-cap value companies within the US. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as value, may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

VALUE PORTFOLIO
HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2017 (unaudited)	1 Year	5 Years[1]	10 Years[1]
Value Portfolio Class A2	13.57%	12.38%	4.84%
Value Portfolio Class B2	13.29%	12.09%	4.58%
Primary benchmark: Russell 1000 Value Index	13.66%	14.04%	7.10%
S&P 500 Index	21.83%	15.79%	8.50%
1 Average annual returns.

2   Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2017, by 0.13%.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.89% and 1.14% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

VALUE PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/2007 TO 12/31/2017 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Value Portfolio Class A shares (from 12/31/2007 to 12/31/2017) as compared to the performance of the Portfolio’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 2.

3

VALUE PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,102.90	$4.45	0.84%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.97	$4.28	0.84%

Class B
Actual	$1,000	$1,101.40	$5.83	1.10%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.66	$5.60	1.10%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

VALUE PORTFOLIO
TEN LARGEST HOLDINGS[1]
December 31, 2017 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Bank of America Corp.	$3,584,230	4.9%
Wells Fargo & Co.	3,546,647	4.8
Oracle Corp.	3,092,538	4.2
American International Group, Inc.	2,381,532	3.3
Synchrony Financial	2,272,584	3.1
Intel Corp.	2,198,139	3.0
EOG Resources, Inc.	2,131,870	2.9
Philip Morris International, Inc.	2,059,858	2.8
Allstate Corp. (The)	2,041,950	2.8
Raytheon Co.	2,009,056	2.7

	$25,318,404	34.5%

SECTOR BREAKDOWN2

December 31, 2017 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$21,940,580	29.9%
Information Technology	10,440,763	14.2
Energy	8,795,588	12.0
Health Care	7,270,889	9.9
Consumer Discretionary	6,309,159	8.6
Consumer Staples	5,839,743	8.0
Industrials	4,547,828	6.2
Utilities	3,604,136	4.9
Materials	2,008,187	2.7
Telecommunication Services	1,996,437	2.7
Real Estate	670,735	0.9
Short-Term Investments	24,883	0.0

Total Investments	$73,448,928	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2017	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–100.2%

FINANCIALS–29.9%
BANKS–11.5%
Bank of America Corp.	121,417	$3,584,230
Comerica, Inc.	14,818	1,286,350
Wells Fargo & Co.	58,458	3,546,647

		8,417,227

CAPITAL MARKETS–1.8%
Goldman Sachs Group, Inc. (The)	5,263	1,340,802

CONSUMER FINANCE–5.7%
Capital One Financial Corp.	13,253	1,319,734
OneMain Holdings, Inc.(a)	23,895	621,031
Synchrony Financial	58,860	2,272,584

		4,213,349

INSURANCE–10.9%
Allstate Corp. (The)	19,501	2,041,950
American International Group, Inc.	39,972	2,381,532
Everest Re Group Ltd.	4,597	1,017,132
First American Financial Corp.	15,271	855,787
FNF Group	42,630	1,672,801

		7,969,202

		21,940,580

INFORMATION TECHNOLOGY–14.3%
COMMUNICATIONS EQUIPMENT–1.6%
Nokia Oyj (Sponsored ADR)–Class A	240,833	1,122,282

IT SERVICES–1.1%
Booz Allen Hamilton Holding Corp.	21,417	816,630

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–3.0%
Intel Corp.	47,620	2,198,139

SOFTWARE–4.2%
Oracle Corp.	65,409	3,092,538

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–4.4%
HP, Inc.	72,496	1,523,141
NCR Corp.(a)	17,192	584,356
Xerox Corp.	37,862	1,103,677

		3,211,174

		10,440,763

ENERGY–12.0%
ENERGY EQUIPMENT & SERVICES–1.8%
RPC, Inc.(b)	52,454	1,339,151

OIL, GAS & CONSUMABLE FUELS–10.2%
Canadian Natural Resources Ltd.	32,861	$1,173,795
Devon Energy Corp.	28,681	1,187,393
EOG Resources, Inc.	19,756	2,131,870
Hess Corp.	26,587	1,262,085
Marathon Petroleum Corp.	25,785	1,701,294

		7,456,437

		8,795,588

HEALTH CARE–9.9%
BIOTECHNOLOGY–1.7%
Gilead Sciences, Inc.	17,016	1,219,027

HEALTH CARE PROVIDERS & SERVICES–6.2%
Aetna, Inc.	6,572	1,185,523
Cigna Corp.	8,676	1,762,009
McKesson Corp.	10,475	1,633,576

		4,581,108

PHARMACEUTICALS–2.0%
Mallinckrodt PLC(a)	29,125	657,060
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	42,939	813,694

		1,470,754

		7,270,889

CONSUMER DISCRETIONARY–8.6%
AUTO COMPONENTS–3.2%
Lear Corp.	4,218	745,152
Magna International, Inc. (New York)–Class A	28,610	1,621,329

		2,366,481

MEDIA–4.3%
Comcast Corp.–Class A	40,726	1,631,076
Twenty-First Century Fox, Inc.–Class A	43,863	1,514,590

		3,145,666

SPECIALTY RETAIL–1.1%
Michaels Cos., Inc. (The)(a)	32,948	797,012

		6,309,159

CONSUMER STAPLES–8.0%
BEVERAGES–2.0%
PepsiCo, Inc.	11,972	1,435,682

FOOD PRODUCTS–1.7%
Tyson Foods, Inc.–Class A	15,669	1,270,286

TOBACCO–4.3%
British American Tobacco PLC (Sponsored ADR)	16,031	1,073,917
Philip Morris International, Inc.	19,497	2,059,858

		3,133,775

		5,839,743

6

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

INDUSTRIALS–6.2%
AEROSPACE & DEFENSE–2.7%
Raytheon Co.	10,695	$2,009,056

AIRLINES–1.2%
JetBlue Airways Corp.(a)	38,496	860,001

ELECTRICAL EQUIPMENT–0.8%
Eaton Corp. PLC	7,732	610,905

MACHINERY–1.5%
Oshkosh Corp.	11,749	1,067,866

		4,547,828

UTILITIES–4.9%
ELECTRIC UTILITIES–3.4%
American Electric Power Co., Inc.	23,126	1,701,380
Edison International	12,252	774,816

		2,476,196

MULTI-UTILITIES–1.5%
NiSource, Inc.	43,940	1,127,940

		3,604,136

MATERIALS–2.8%
CHEMICALS–1.3%
CF Industries Holdings, Inc.	21,180	900,997

METALS & MINING–1.5%
Alcoa Corp.(a)	20,553	1,107,190

		2,008,187

TELECOMMUNICATION SERVICES–2.7%
WIRELESS TELECOMMUNICATION SERVICES–2.7%
T-Mobile US, Inc.(a)	31,435	1,996,437

REAL ESTATE–0.9%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)–0.9%
Mid-America Apartment Communities, Inc.	6,670	670,735

Total Common Stocks (cost $59,140,765)		73,424,045

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–0.0%
TIME DEPOSIT–0.0%
State Street Time Deposit 0.12%, 1/02/18 (cost $24,883)	$25	$24,883

Total Investments Before Security Lending Collateral for Securities Loaned–100.2% (cost $59,165,648)		73,448,928

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–1.8%
INVESTMENT COMPANIES–1.8%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.12%(c)(d)(e) (cost $1,363,804)	1,363,804	1,363,804

TOTAL INVESTMENTS–102.0% (cost $60,529,452)		74,812,732
Other assets less liabilities–(2.0)%		(1,500,084)

NET ASSETS–100.0%		$73,312,648

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	Affiliated investments.

Glossary:

ADR–American Depositary Receipt

See notes to financial statements.

7

VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2017	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $59,165,648)	$73,448,928	(a)
Affiliated issuers (cost $1,363,804—investment of cash collateral for securities loaned)	1,363,804
Dividends and interest receivable	91,259

Total assets	74,903,991

LIABILITIES
Payable for collateral received on securities loaned	1,363,804
Payable for capital stock redeemed	61,360
Advisory fee payable	34,334
Distribution fee payable	15,432
Administrative fee payable	13,266
Transfer Agent fee payable	97
Accrued expenses	103,050

Total liabilities	1,591,343

NET ASSETS	$73,312,648

COMPOSITION OF NET ASSETS
Capital stock, at par	$4,262
Additional paid-in capital	58,831,139
Undistributed net investment income	630,352
Accumulated net realized loss on investment and foreign currency transactions	(436,519)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	14,283,414

	$73,312,648

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$1,363,457	78,721	$17.32
B	$71,949,191	4,183,211	$17.20

(a)	Includes securities on loan with a value of $1,339,151 (see Note E).

See notes to financial statements.

8

VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2017	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $23,506)	$1,454,376
Affiliated issuers	9,321
Interest	291
Securities lending income	12,792
Other income	1,477

1,478,257

EXPENSES
Advisory fee (see Note B)	416,715
Distribution fee—Class B	186,256
Transfer agency—Class A	86
Transfer agency—Class B	5,145
Custodian	64,829
Administrative	52,817
Audit and tax	42,953
Legal	28,858
Directors’ fees	28,561
Printing	17,110
Miscellaneous	5,461

Total expenses	848,791
Less: expenses waived and reimbursed by the Adviser (see Note E)	(1,720)

Net expenses	847,071

Net investment income	631,186

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	4,814,017
Foreign currency transactions	(58)
Net change in unrealized appreciation/depreciation of:
Investments	3,965,517
Foreign currency denominated assets and liabilities	134

Net gain on investment and foreign currency transactions	8,779,610

Contributions from Affiliates (see Note B)	16,161

NET INCREASE IN NET ASSETS FROM OPERATIONS	$9,426,957

See notes to financial statements.

9

VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$631,186	$855,120
Net realized gain on investment and foreign currency transactions	4,813,959	2,281,421
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	3,965,651	5,303,897
Contributions from Affiliates (see Note B)	16,161	–0	–

Net increase in net assets from operations	9,426,957	8,440,438
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(15,850)	(26,317)
Class B	(838,398)	(1,126,104)
CAPITAL STOCK TRANSACTIONS
Net decrease	(16,468,635)	(12,516,691)

Total decrease	(7,895,926)	(5,228,674)
NET ASSETS
Beginning of period	81,208,574	86,437,248

End of period (including undistributed net investment income of $630,352 and $853,472, respectively)	$73,312,648	$81,208,574

See notes to financial statements.

10

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2017	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Value Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fifteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

11

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2017:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$73,424,045		$–0	–	$–0	–	$73,424,045
Short-Term Investments	–0	–	24,883		–0	–	24,883
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,363,804		–0	–	–0	–	1,363,804

Total Investments in Securities	74,787,849		24,883		–0	–	74,812,732
Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total(c)	$74,787,849		$24,883		$–0	–	$74,812,732

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

12

AB Variable Products Series Fund

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

13

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2017, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2017, the reimbursement for such services amounted to $52,817.

During the year ended December 31, 2017, the Adviser reimbursed the Portfolio $16,161 for trading losses incurred due to a trade entry error.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,163 for the year ended December 31, 2017.

Brokerage commissions paid on investment transactions for the year ended December 31, 2017 amounted to $24,954, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

14

AB Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2017 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$27,210,428		$43,533,291
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$60,965,971

Gross unrealized appreciation	$16,954,118
Gross unrealized depreciation	(3,107,357)

Net unrealized appreciation	$13,846,761

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2017.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2017, the Portfolio had securities on loan with a value of $1,339,151 and had received cash collateral which has been invested into AB Government Money Market Portfolio of $1,363,804. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $12,792 and $9,321 from the borrowers and AB Government Money Market Portfolio, respectively, for the year ended December 31, 2017; these amounts are reflected in the statement of operations. In

15

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

connection with the cash collateral investment by the Portfolio in the AB Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of AB Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2017, such waiver amounted to $1,720. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

A summary of the Portfolio transactions in shares of AB Government Money Market Portfolio for the year ended December 31, 2017 is as follows:

Market Value 12/31/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/17 (000)
$0	$30,746	$29,382	$1,364

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Class A
Shares sold	15,153	20,996	$246,774	$289,276
Shares issued in reinvestment of dividends	1,012	1,819	15,850	26,317
Shares redeemed	(31,966)	(25,654)	(507,161)	(367,008)

Net decrease	(15,801)	(2,839)	$(244,537)	$(51,415)

Class B
Shares sold	240,673	204,676	$3,804,324	$2,867,293
Shares issued in reinvestment of dividends	53,882	78,310	838,398	1,126,104
Shares redeemed	(1,302,389)	(1,169,102)	(20,866,820)	(16,458,673)

Net decrease	(1,007,834)	(886,116)	$(16,224,098)	$(12,465,276)

At December 31, 2017, certain shareholders of the Portfolio owned 89% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in

16

AB Variable Products Series Fund

connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2017.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2017 and December 31, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$854,248	$1,152,421

Total taxable distributions paid	$854,248	$1,152,421

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$630,352
Accumulated capital and other losses	0	(a)
Unrealized appreciation/(depreciation)	13,846,895	(b)

Total accumulated earnings/(deficit)	$14,477,247

(a)	During the fiscal year, the Portfolio utilized $4,833,099 of capital loss carryforwards to offset current year net realized gains. The Portfolio also had $3,501,135 of capital loss carryforwards expire during the fiscal year.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2017, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the expiration of capital loss carryforwards, and contributions from the Adviser, resulted in a net decrease in undistributed net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

17

VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2017	2016	2015	2014	2013
Net asset value, beginning of period	$15.47	$14.11	$15.50	$14.22	$10.63

Income From Investment Operations
Net investment income (a)	.17	(b)	.19	(b)†	.21	.26	.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.91	1.42	(1.26)	1.31	3.70
Contributions from Affiliates	.00	(c)	–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	2.08	1.61	(1.05)	1.57	3.89

Less: Dividends
Dividends from net investment income	(.23)	(.25)	(.34)	(.29)	(.30)

Net asset value, end of period	$17.32	$15.47	$14.11	$15.50	$14.22

Total Return
Total investment return based on net asset value (d)*	13.57%	11.55	%†	(6.95)%	11.10%	36.85%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,364	$1,463	$1,373	$2,050	$2,205
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	.87%	.88%	.81%	.79%	.73%
Expenses, before waivers/reimbursements (e)	.87%	.89%	.81%	.79%	.73%
Net investment income	1.08	%(b)	1.30	%(b)†	1.38%	1.74%	1.51%
Portfolio turnover rate	36%	68%	83%	42%	44%

See footnote summary on page 19.

18

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2017	2016	2015	2014	2013
Net asset value, beginning of period	$15.36	$14.00	$15.37	$14.10	$10.54

Income From Investment Operations
Net investment income (a)	.13	(b)	.15	(b)†	.17	.22	.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.89	1.42	(1.25)	1.29	3.66
Contributions from Affiliates	.00	(c)	–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	2.02	1.57	(1.08)	1.51	3.82

Less: Dividends
Dividends from net investment income	(.18)	(.21)	(.29)	(.24)	(.26)

Net asset value, end of period	$17.20	$15.36	$14.00	$15.37	$14.10

Total Return
Total investment return based on net asset value (d)*	13.29%	11.29	%†	(7.17)%	10.77%	36.49%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$71,949	$79,746	$85,064	$112,143	$132,271
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	1.12%	1.13%	1.06%	1.04%	.98%
Expenses, before waivers/reimbursements (e)	1.12%	1.14%	1.06%	1.04%	.98%
Net investment income	.83	%(b)	1.06	%(b)†	1.14%	1.51%	1.28%
Portfolio turnover rate	36%	68%	83%	42%	44%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived and reimbursed by the Adviser.

(c)	Amount is less than $.0005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bear proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the year ended December 31, 2016, such waiver amounted to less than .005% for the Portfolio.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.003	.02%	.02%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2017, December 31, 2016, December 31, 2015, December 31, 2014 and December 31, 2013 by 0.13%, 0.02%, 0.17%, 0.04% and 0.07%, respectively.

See notes to financial statements.

19

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Value Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Value Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of AB Value Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2018

20

2017 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2017. For corporate shareholders, 100% of dividends paid qualify for the dividends received deduction.

21

VALUE PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Cem Inal(2), Vice President Joseph G. Paul(2), Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company	Seward & Kissel LLP
State Street Corporation CCB/5 1 Iron Street	One Battery Park Plaza New York, NY 10004
Boston, MA 02210

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
1345 Avenue of the Americas	P.O. Box 786003
New York, NY 10105	San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the U.S. Value Senior Investment Management Team. Messrs. Inal and Paul are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

22

VALUE PORTFOLIO
MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith# 1345 Avenue of the Americas New York, NY 10105 57 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he has been associated since prior to 2004.	96	None

INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.## Chairman of the Board 76 (2005)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	96	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey## 74 (2005)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	96	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

23

VALUE PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

William H. Foulk, Jr.## 85 (1990)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	96	None

Nancy P. Jacklin## 69 (2006)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	96	None

Carol C. McMullen## 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	96	None

24

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Garry L. Moody## 65 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995- 2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardlQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	96	None

Earl D. Weiner## 78 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	96	None

*	The address for each of the Portfolio’s disinterested Directors is c/o AllianceBernstein L.P., Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

25

VALUE PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 57	President and Chief Executive Officer	See biography above.

Joseph G. Paul 58	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Cem Inal 49	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2013.

Emilie D. Wrapp 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2013.

Joseph J. Mantineo 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2013.

Phyllis J. Clarke 57	Controller	Vice President of ABIS**, with which she has been associated since prior to 2013.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2013.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

26

VALUE PORTFOLIO
CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Value Portfolio (the “Fund”) at a meeting held on May 2-4, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected

27

VALUE PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AB Variable Products Series Fund

by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a peer group and a peer universe, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another AB Fund with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the

28

AB Variable Products Series Fund

Fund’s expense ratio was above the peer group median. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

29

VPS-VAL-0151-1217

ITEM 2.	CODE OF ETHICS.

(a)     The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b)    During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c)    During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr., Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent auditor Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include multi-class distribution testing, advice and education on accounting and auditing issues, and consent letters; and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit - Related Fees	Tax Fees
AB Balanced Wealth Strategy Portfolio	2016	72,197	—	32,868
	2017	72,197	45	20,394

AB Global Thematic Growth Portfolio	2016	41,926	—	21,746
	2017	41,926	22	10,459

AB Growth Portfolio	2016	31,404	—	9,796
	2017	31,404	—	8,888

AB Growth & Income Portfolio	2016	31,404	—	10,520
	2017	31,404	246	13,642

AB Intermediate Bond Portfolio	2016	67,988	—	10,871
	2017	67,988	—	10,055

AB International Growth Portfolio	2016	41,926	—	29,222
	2017	41,926	5	13,972

AB International Value Portfolio	2016	41,926	—	28,088
	2017	41,926	70	13,396

AB Large Cap Growth Portfolio	2016	31,404	—	8,723
	2017	31,404	70	8,950

AB Real Estate Investment Portfolio	2016	35,613	—	18,325
	2017	35,613	—	17,016

AB Small Cap Growth Portfolio	2016	31,404	—	8,669
	2017	31,404	—	8,906

AB Small/Mid Cap Value Portfolio	2016	35,613	—	16,559
	2017	35,613	108	13,357

AB Value Portfolio	2016	31,404	—	9,735
	2017	31,404	10	9,902

AB Dynamic Asset Allocation Portfolio	2016	85,147	—	24,683
	2017	85,147	93	24,471

AB Global Bond Portfolio	2016	36,029	—	7,836
	2017	36,029	—	9,359

AB Multi-Manager Alternative Strategies Portfolio	2016	21,415	—	6,132
	2017	—	—	—

AB Global Risk Allocation-Moderate Portfolio	2016	36,029	—	8,573
	2017	36,029	19	10,187

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Balanced Wealth Strategy Portfolio	2016	$439,318	32,868
			—
			(32,868)
	2017	$743,554	20,439
			(45)
			(20,394)
AB Global Thematic Growth Portfolio	2016	$428,196	21,746
			—
			(21,746)
	2017	$733,596	10,481
			(22)
			(10,459)
AB Growth Portfolio	2016	$416,246	9,796
			—
			(9,796)
	2017	$732,003	8,888
			—
			(8,888)
AB Growth & Income Portfolio	2016	$416,970	10,520
			—
			(10,520)
	2017	$737,003	13,888
			(246)
			(13,642)
AB Intermediate Bond Portfolio	2016	$417,321	10,871
			—
			(10,871)
	2017	$733,170	10,055
			—
			(10,055)
AB International Growth Portfolio	2016	$435,672	29,222
			—
			(29,222)
	2017	$737,092	13,977
			(5)
			(13,972)

AB International Value Portfolio	2016	$434,538	28,088
			—
			(28,088)
	2017	$736,581	13,466
			(70)
			(13,396)
AB Large Cap Growth Portfolio	2016	$415,173	8,723
			—
			(8,723)
	2017	$732,135	9,020
			(70)
			(8,950)
AB Real Estate Investment Portfolio	2016	$424,775	18,325
			—
			(18,325)
	2017	$740,131	17,016
			—
			(17,016)
AB Small Cap Growth Portfolio	2016	$415,119	8,669
			—
			(8,669)
	2017	$732,021	8,906
			—
			(8,906)
AB Small/Mid Cap Value Portfolio	2016	$423,009	16,559
			—
			(16,559)
	2017	$736,580	13,465
			(108)
			(13,357)
AB Value Portfolio	2016	$416,185	9,735
			—
			(9,735)
	2017	$733,027	9,912
			(10)
			(9,902)
AB Dynamic Asset Allocation Portfolio	2016	$431,133	24,683
			—
			(24,683)
	2017	$747,679	24,564
			(93)
			(24,471)
AB Global Bond Portfolio	2016	$414,286	7,836
			—
			(7,836)
	2017	$732,474	9,359
			—
			(9,359)
AB Multi-Manager Alternative Strategies Portfolio	2016	$412,582	6,132
			—
			(6,132)
	2017	$—	—
			—
			—
AB Global Risk Allocation-Moderate Portfolio	2016	$415,023	8,573
			—
			(8,573)
	2017	$733,321	10,206
			(19)
			(10,187)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT

INVESTMENT	COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND

AFFILIATED	PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Variable Products Series Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	February 14, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President
Date:	February 14, 2018

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer
Date:	February 14, 2018